UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

    Investment Company Act file number           811-05426

                                                               AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

                                                        11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

                                         Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

    Registrant’s telephone number, including area code:                   (713) 626-1919

    Date of fiscal year end:           October 31

    Date of reporting period:          10/31/19

Item 1.	Reports to Stockholders.

Annual Report 10/31/2019 Annual Report 9/30/2019

Invesco

Oppenheimer

Global Strategic

Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Strategic Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	7.96%	3.42%	11.51%
5-Year	2.47	1.61	3.24
10-Year	4.66	4.22	3.73

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19
	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	5.25%	0.65%	10.30%
5-Year	2.38	1.51	3.38
10-Year	4.69	4.25	3.75

3        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

For the one-year period ended September 30, 2019, the Fund’s Class A shares (without sales charge) returned 5.25%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned 10.30%. For the one-year period ended October 31, 2019, the Fund’s Class A shares (without sales charge) returned 7.96%, underperforming the Index, which returned 11.51%. Please note that the fiscal year-end for Invesco Oppenheimer Strategic Income Fund has changed from September 30 to October 31. Therefore, the period covered by this discussion is from September 30, 2018, the date of the last annual report, through October 31, 2019, the Fund’s new fiscal year-end.

MARKET OVERVIEW
After hitting a wall to close 2018, 2019 has been volatile and eventful through September 30, 2019. In the last quarter of 2018, several shocks negatively affected market sentiment. The U.S. Federal Reserve (Fed) once again decided to hike interest rates, as was nearly universally expected, but the post-meeting conference was more hawkish than expected.	Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. As 2019 began, rising global growth concerns came to the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

forefront. In January, we saw the strongest indications yet that the game plan may be changing. As 2019 progressed, the Fed cut rates as it dealt with an array of both global and domestic concerns. Q2 started with some hopes for stabilization, with China’s stimulus kicking in, U.S. data recovering from weakness in Q1, but these positive signs proved premature. Due to renewed tensions in the U.S.-China trade dispute and increasing risks regarding global trade, industrial production and global trade weakened noticeably. For most of the world, growth projections were revised down. Recent data show that trade policy uncertainty is taking its toll on global growth. The stabilization we had projected for the second half of 2019 was based on an expectation for a trade deal between China and the U.S. There is still hope for a limited trade deal, but we think the broader uncertainty around US-China relationship will continue to undermine investment sentiment, especially against the backdrop of slower global demand.

Besides trade issues and a slowdown in US and Europe, emerging markets are also facing a structurally slowing China. As China rebalances away from investment-led growth to consumption-led growth, it will not be providing the same lift to emerging market exports going forward as it did in the past.

On the positive side, we expect further monetary and fiscal easing from China, to mitigate some, but not all the impact of the tariffs and the global slowdown on emerging markets. We believe that easier global financial conditions and expectation of further easing by the Federal Reserve will remain supportive of emerging market assets.

The third quarter continued to see weaker global growth led primarily by the rest of the world as the US surprised to the upside versus much lowered expectations. As expected, global growth slowed, and policy makers responded by moving towards easier monetary conditions in almost every

6        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

major global economy. The Federal Reserve delivered the first of its two rate cuts so far this year. Most emerging market central banks also continued to reduce rates.

The markets were roiled in August by the unexpected and significant increase in trade tensions between the US and China with the US putting tariffs on almost all Chinese imports. In August we saw a significant drop in developed market yields as market expectations of global growth ratcheted down. We also saw losses in emerging market currencies as the dollar strengthened in a knee jerk reaction.

As we expected, the first quarter was mired in further data weaknesses for Asian emerging markets, despite some stabilization in China. We see this as a manifestation of global trade weakness as global exports and industrial production fell sharply. In addition, Asia is also feeling the headwinds from a slowing technology cycle. In China, front-loading of exports before tariffs took effect and the domestic policy easing were behind the stabilizing growth numbers in the first quarter. However, forward-looking indicators point to the potential for further weakness ahead for the region as global demand weakens. The stabilization we had expected in the second half of 2019 was rooted in our expectation for a trade deal between China and the U.S. Despite the recent truce at the G-20 meeting, the higher tariff rates as well as continued uncertainty about a deal pose further downside risks to China’s and Asian emerging markets’ growth in the second half, notwithstanding the ongoing stimulus in China. We see this uncertainty a key driver for weak global investment, which in turn negatively affects Asian exports. On the positive side, we expect further easing from China, should second-quarter data surprise significantly. We believe that this global backdrop, benign demand-led inflation pressures and widening output gaps may allow room for more interest rate cuts in several countries, such as India, Indonesia, Korea, Malaysia, Philippines, Russia, and South Africa.

The emerging market economies of Latin America have underperformed growth expectations, and we are therefore cutting our 2019 and 2020 growth forecasts across the board. The disappointing slowdown has broadened from the region’s larger economies, which we expect to see traction later, to the smaller economies. We have not materially changed our inflation outlook, as output gaps are even wider and inflation risks are lower. We expect easier global monetary conditions to curb exchange rate pressures and allow all regional central banks to add stimulus.

Colombia’s lagged economic recovery soldiers on while Argentina has been the larger exception in the region with negative growth and double-digit inflation. Yet these two economies are still improving from last year. We believe the bar is now too high for the Argentinian economy not to contract this year, but we are hopeful for a background of macro-stabilization.

7        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Mexico’s growth was hurt by the U.S. slowdown and uncertainties over domestic policy. In our opinion, while the Mexican economy benefits from a good starting point with low debt levels, its economic fundamentals are deteriorating with President López Obrador (AMLO) and his heterodox policy mix. Within this context, we are constructive because we see inflation convergence with central bank easing, high real rates, and fiscal prudence. We do not see Mexican sovereign debt ratings going to below investment grade, while the national oil company may be downgraded again and removed from investment grade mandates.

In Brazil, we are more optimistic with the approval of the strong pension reform, and we expect the central bank to drive expansionary conditions. Economic activity has faltered on global and local shocks that allowed a large negative output gap, with domestic uncertainties failing to support a more benign environment. We think traction will come, with higher growth more likely to materialize next year. All in, decreasing global interest rates allow for more accommodative monetary policy, which would support EM assets. The primary risk to emerging markets is a full-blown trade war, instead of a protracted conflict-resolution solution, leading to recession. However, we see this as unlikely.

First quarter GDP growth in the U.S. economy was relatively strong. However, GDP growth in the second quarter was more modest. Unemployment has remained very low and job creation has been strong. Inflation has remained relatively low. However, a tight labor market suggests we could see more pressure on wage growth in the future. The Fed reversed course from late 2018 and reduced rates two times in 2019, over the reporting period.

Government bond yields fell across many markets during the one-year reporting period. U.S. Treasury 10-year rates trended lower during the reporting period and ended at 1.67%. German 10-year yields ended at -0.58%, Japanese 10-year yields closed at -0.22% while Indian 10-year yields ended at 6.70%. Brazilian 10-year yields ended the period at 7.04%.

FUND REVIEW

The Fund’s underperformance relative to the Index this reporting period was largely the result of its allocation to international fixed income, predominantly emerging market debt. U.S. fixed income outperformed international fixed income over the reporting period. Out of benchmark exposure to Argentinian bonds and the Argentine peso detracted from returns as Argentina sold off after an unfavorable market outcome to a primary election.

Contributing positively to performance this reporting period was our allocation to developed market corporate and sovereign debt. Lastly, our exposure to high yield also benefitted performance.

8        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

MARKET OUTLOOK & PORTFOLIO POSITIONING

Looking forward, we see the potential for global growth to continue falling but balanced by easing global financial conditions and most importantly in the U.S.

In a continuation of our view, we still see global growth momentum slowing in Q4 but at a slower rate. The stability we had been expecting in non-U.S. growth has been pushed out further amid concerns that a comprehensive trade deal between U.S. and China is now out of reach and even a narrower focused one may be difficult. We do believe that China will provide stimulus, however, that will be aimed at the domestic economy through policy measures such as tax cuts and should have limited global impact.

We expect global growth, which we estimate to be 2.6% currently to fall further in to Q1 of next year, however, we put the probability of a global recession to be low. In such an environment we believe financial conditions and valuations will be the primary driver of market returns. We expect the Fed to ease further at least 2 if not 3 times as growth slows. We also expect other central banks notably in Brazil, Mexico, Chile, India, Indonesia and Russia to be accommodative. We continue to expect that the mix of moderate growth with falling inflation will have a positive impact on asset prices.

From an asset valuation perspective, the shift in economics and policy environment is allowing us to keep a stable outlook for our portfolio positioning. We continue to believe that the U.S. dollar will continue to slowly decline as the easier financial conditions reduce the cost of being long other developed market currencies such as Euro and Yen. As financial conditions effect market performance we expect emerging market currencies will benefit from carry while developed market currencies could benefit from valuations. In our portfolios, we are favoring carry from currencies such as Brazilian real, Indian rupee, Indonesian rupiah and South African rand.

With these valuations, we continue to favor emerging market interest rates over developed market interest rates. Real yields in emerging markets remain close to highs when compared to a combination of developed market yields. We favor long end interest rates in Brazil, India, South Africa, Indonesia and Russia and the front-end interest rates in Mexico and Colombia.

Given the excellent performance in credit in the first half of the year we are reducing our credit exposure both in emerging markets and in Europe. We are looking to redeploy that capital into emerging market rates. We will continue to monitor the global financial markets as we seek opportunities to generate income.

The positive momentum that supported the global fixed income markets during September continued into October. Despite mounting tensions in the lead-up to US-China trade negotiations in Washington, hopes

9        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

remain that the two sides will emerge with an interim deal. The canceled APEC summit in Chile clouded the completion of a “phase 1” US-China agreement, with China signaling skepticism about a comprehensive deal.

August data showed a let-up in Germany’s manufacturing recession, balanced against surprisingly large production declines in France and the UK. In the US, the Fed announced a plan for monthly treasury bill purchases intended to permanently resolve ongoing pressures in overnight funding markets. The global easing cycle lost urgency, with the FOMC signaling a transition back to data dependence and the Bank of Japan opting to hold rates steady. Following stronger-than-anticipated incoming data for US payrolls and GDP, markets continued their constructive advance. Recent weeks have brought positive news on the risk front, including a possible breakthrough in Brexit. With the EU having agreed to a Brexit extension, the markets have somewhat assumed an orderly departure following a general election, upgrading the UK outlook.

10        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION – 10/31/19
Corporate Bonds and Notes	29.2%
Mortgage-Backed Obligations
Agency	13.0
CMOs	0.9
Non-Agency	8.3
Foreign Government Obligations	21.4
Investment Companies	14.8
U.S. Government Obligations	5.4
Asset-Backed Securities	5.2
Over-the-Counter Options Purchased	0.5
Structured Securities	0.5
Short-Term Notes	0.3
Corporate Loans	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Exchange-Traded Options Purchased	0.1
Common Stocks	—*
Preferred Stocks	—*
Over-the-Counter Credit Default Swaptions Purchased	—*
Over-the-Counter Currency Swaptions Purchased	—*
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2019, and are based on the total market value of investments.

PORTFOLIO ALLOCATION – 9/30/19
Corporate Bonds and Notes	29.9%
Mortgage-Backed Obligations
Agency	13.0
CMOs	0.9
Non-Agency	7.3
Foreign Government Obligations	21.5
Investment Companies	15.4
U.S. Government Obligations	5.4
Asset-Backed Securities	4.6
Structured Securities	0.5
Over-the-Counter Options Purchased	0.5
Short-Term Notes	0.3
Corporate Loans	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Over-the-Counter Credit Default Swaptions Purchased	0.1
Exchange-Traded Options Purchased	0.1
Common Stocks	—*
Rights, Warrants and Certificates	—*
Preferred Stocks	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

11        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TOP TEN HOLDINGS – 10/31/2019
Invesco Government & Agency Portfolio, Institutional Class	12.7%
Federal National Mortgage Assn., TBA, 4.50%, 11/1/49	6.1
United States Treasury Inflation-Protected Securities Collateral, 1.00%, 2/15/49	5.2
Federal National Mortgage Assn., TBA, 3.50%, 11/1/48	2.9
Invesco Oppenheimer Master Event-Linked Bond Fund	2.1
Republic of Italy, 2.80% Bonds, 3/1/67	1.5
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	1.4
Federal National Mortgage Assn., TBA, 3.00%, 11/1/48	1.2
Hellenic Republic, 3.90% Bonds, 1/30/33	1.1
Paragon Mortgages No 13 plc, Series 13X, Cl. A1, 1.007% [BP0003M+24], 1/15/39	1.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

TOP TEN HOLDINGS – 9/30/2019
Invesco Government & Agency Portfolio, Institutional Class	12.7%
Federal National Mortgage Assn., TBA, 4.50%, 11/1/49	6.1
United States Treasury Inflation-Protected Securities Collateral, 1.00%, 2/15/49	5.3
Federal National Mortgage Assn., TBA, 3.50%, 11/1/48	2.9
Invesco Oppenheimer Master Event-Linked Bond Fund	2.1
Republic of Italy, 2.80% Bonds, 3/1/67	1.5
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	1.4
Federal National Mortgage Assn., TBA, 3.50%, 9/1/49	1.4
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	1.3
Federal National Mortgage Assn., TBA, 3.00%, 10/1/48	1.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on net assets.

12        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	7.96%	2.47%	4.66%
Class C (OSICX)	5/26/95	7.15	1.70	3.88
Class R (OSINX)	3/1/01	7.68	2.21	4.33
Class Y (OSIYX)	1/26/98	8.51	2.77	4.93
Class R5 (GLSSX)[1]	5/24/19	8.06	2.49	4.67
Class R6 (OSIIX)[2]	1/27/12	8.38	2.88	3.71	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	3.42%	1.61%	4.22%
Class C (OSICX)	5/26/95	6.15	1.70	3.88
Class R (OSINX)	3/1/01	7.68	2.21	4.33
Class Y (OSIYX)	1/26/98	8.51	2.77	4.93
Class R5 (GLSSX)[1]	5/24/19	8.06	2.49	4.67
Class R6 (OSIIX)[2]	1/27/12	8.38	2.88	3.71	[3]

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	5.25%	2.38%	4.69%
Class C (OSICX)	5/26/95	4.45	1.61	3.88
Class R (OSINX)	3/1/01	4.98	2.12	4.33
Class Y (OSIYX)	1/26/98	5.21	2.57	4.90
Class R5 (GLSSX)[1]	5/24/19	5.31	2.40	4.70
Class R6 (OSIIX)[2]	1/27/12	5.65	2.79	3.59	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	0.65%	1.51%	4.25%
Class C (OSICX)	5/26/95	3.45	1.61	3.88
Class R (OSINX)	3/1/01	4.98	2.12	4.33
Class Y (OSIYX)	1/26/98	5.21	2.57	4.90
Class R5 (GLSSX)[1]	5/24/19	5.31	2.40	4.70
Class R6 (OSIIX)[2]	1/27/12	5.65	2.79	3.59	[3]

13        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors

14        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

15        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,029.80	$4.92
Class C	1,000.00	1,025.90	8.82
Class R	1,000.00	1,028.50	6.26
Class Y	1,000.00	1,031.00	3.69
Class R5	1,000.00	1,030.80	3.12
Class R6	1,000.00	1,031.80	2.92

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.37	4.90
Class C	1,000.00	1,016.53	8.78
Class R	1,000.00	1,019.06	6.23
Class Y	1,000.00	1,021.58	3.68
Class R5	1,000.00	1,021.68	3.57
Class R6	1,000.00	1,022.33	2.91

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.96%
Class C	1.72
Class R	1.22
Class Y	0.72
Class R5	0.70
Class R6	0.57

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 2019[1,2]
Class A	$1,000.00	$1,026.00	$4.63
Class C	1,000.00	1,022.00	8.40
Class R	1,000.00	1,024.60	5.96
Class Y	1,000.00	1,024.40	3.41
Class R5	1,000.00	1,026.60	2.26
Class R6	1,000.00	1,027.90	2.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.51	4.62
Class C	1,000.00	1,016.80	8.38
Class R	1,000.00	1,019.20	5.94
Class Y	1,000.00	1,021.71	3.40
Class R5	1,000.00	1,021.91	3.20
Class R6	1,000.00	1,022.41	2.69

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.91%
Class C	1.65
Class R	1.17
Class Y	0.67
Class R5	0.63
Class R6	0.53

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights”

19        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

20        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS October 31, 2019

	Principal Amount	Value
Asset-Backed Securities—5.7%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	$873,430	$875,056
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,747,000	1,769,747
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	690,000	706,804
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	3,925,000	4,004,201
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]	4,270,000	4,304,940
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,320,966
Series 2017-4, Cl. D, 3.08%, 12/18/23	985,000	1,004,832
Series 2019-2, Cl. C, 2.74%, 4/18/25	2,705,000	2,744,082
Series 2019-2, Cl. D, 2.99%, 6/18/25	7,510,000	7,651,077
Series 2019-3, Cl. D, 2.58%, 9/18/25	3,605,000	3,632,916
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	294,177
CarMax Auto Owner Trust:
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,805,669
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,373,254
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,800,147
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	763,375
Series 2018-1, Cl. D, 3.37%, 7/15/24	510,000	520,608
Series 2019-3, Cl. D, 2.85%, 1/15/26	2,285,000	2,304,401
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,728,212
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	615,000	622,272
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	175,000	177,603
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	335,000	344,068
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	80,000	82,000
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.383% [US0001M+56], 2/25/33[2]	15,989	15,734
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	501,375
CPS Auto Receivables Trust, Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	896,943	898,626
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	2,607	2,607
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	1,505,000	1,531,084
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	2,520,000	2,579,071
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,535,000	2,592,993
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	200,000	207,211
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	1,240,000	1,287,054
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.144% [US0001M+23], 12/15/35[2]	43,301	42,773
Series 2006-H, Cl. 2A1A, 2.071% [US0001M+15], 11/15/36[2]	41,885	33,283
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	500,000	500,963
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	650,000	661,640
Series 2019-2, Cl. D, 2.48%, 4/22/25[1]	2,980,000	2,974,607
Drive Auto Receivables Trust:
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,000,000	1,016,858
Series 2018-3, Cl. D, 4.30%, 9/16/24	440,000	453,375

21        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2019-3, Cl. C, 2.90%, 8/15/25		$5,145,000	$5,218,676
Series 2019-3, Cl. D, 3.18%, 10/15/26		5,820,000	5,925,715
DT Auto Owner Trust:
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]		1,076,839	1,083,976
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]		1,160,000	1,203,516
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]		1,330,000	1,341,517
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]		3,105,000	3,229,537
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]		1,410,000	1,420,549
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]		4,525,000	4,680,473
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]		655,000	669,974
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]		1,995,000	2,011,395
Series 2019-4A, Cl. D, 2.85%, 7/15/25[1]		6,025,000	6,034,008
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]		280,295	280,615
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]		496,093	496,486
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]		5,000,000	5,194,567
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]		9,023,000	9,200,450
Series 2019-4A, Cl. D, 2.58%, 9/15/25[1]		6,290,000	6,270,229
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]		2,725,000	2,812,229
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]		859,496	862,360
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.923% [US0001M+10], 8/25/36[2]		3,630,742	1,725,277
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 2.773% [US0001M+95], 5/25/24[1,2]		605,000	605,446
Series 2019-1, Cl. D, 3.273% [US0001M+145], 5/25/24[1,2]		580,000	580,211
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]		3,250,000	3,284,992
Prosil Acquisition SA SER 1 CL A V/R, 1.622%, 10/31/39[3]	EUR	7,480,000	8,277,983
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]		2,460,000	2,537,915
Series 2017-3, Cl. D, 3.20%, 11/15/23		2,030,000	2,057,082
Series 2018-1, Cl. D, 3.32%, 3/15/24		750,000	760,549
Series 2018-2, Cl. D, 3.88%, 2/15/24		370,000	379,749
Series 2019-2, Cl. D, 3.22%, 7/15/25		380,000	388,269
Series 2019-3, Cl. D, 2.68%, 10/15/25		4,445,000	4,458,152
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]		6,210,000	6,345,416
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]		3,250,000	3,274,823
Series 2019-C, Cl. C, 2.39%, 11/20/23[1]		5,490,000	5,482,280
SLM Student Loan Trust, Series 2004-5X, Cl. A6, 0.00% [EUR003M+40], 10/25/39[1,2]	EUR	25,408,270	27,614,975
United Auto Credit Securitization Trust:
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]		523,111	523,335
Series 2019-1, Cl. C, 3.16%, 8/12/24[1]		290,000	292,789

22        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	$17,646	$17,645
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	1,845,000	1,883,586
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,075,000	2,099,843
Series 2019-2A, Cl. C, 2.84%, 7/15/24[1]	5,770,000	5,828,040

Total Asset-Backed Securities (Cost $192,779,749)		192,484,290
Mortgage-Backed Obligations—24.3%
Agency—14.2%
U.S. Agency Securities—14.2%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	360,584	394,373
5.50%, 9/1/39	762,997	854,691
6.00%, 10/1/22-7/1/24	214,391	237,043
6.50%, 2/1/22-6/1/35	323,145	363,880
7.00%, 8/1/21-3/1/35	460,394	518,954
7.50%, 1/1/32-2/1/32	959,511	1,110,271
8.50%, 8/1/31	31,736	36,460
10.00%, 5/1/20	26	26
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 5/1/20	910	913
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.407%, 4/1/27[4]	77,000	12,065
Series 192, Cl. IO, 99.999%, 2/1/28[4]	32,781	4,935
Series 205, Cl. IO, 72.352%, 9/1/29[4]	204,964	39,140
Series 206, Cl. IO, 0.00%, 12/15/29[4,5]	93,451	19,066
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	80,732	15,683
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	61,907	12,050
Series 243, Cl. 6, 19.51%, 12/15/32[4]	180,051	30,152
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K734, Cl. X1, 0.00%, 2/25/26[4,5]	4,063,258	145,196
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	498,063	524,589
Series 151, Cl. F, 9.00%, 5/15/21	59	59
Series 1590, Cl. IA, 2.971% [LIBOR01M+105], 10/15/23[2]	351,532	356,428
Series 1674, Cl. Z, 6.75%, 2/15/24	15,512	16,504
Series 2034, Cl. Z, 6.50%, 2/15/28	4,706	5,202
Series 2042, Cl. N, 6.50%, 3/15/28	4,877	5,354
Series 2043, Cl. ZP, 6.50%, 4/15/28	533,174	598,884
Series 2053, Cl. Z, 6.50%, 4/15/28	4,268	4,813
Series 2116, Cl. ZA, 6.00%, 1/15/29	264,946	295,118
Series 2122, Cl. F, 2.371% [LIBOR01M+45], 2/15/29[2]	14,046	13,709
Series 2279, Cl. PK, 6.50%, 1/15/31	8,399	9,359
Series 2326, Cl. ZP, 6.50%, 6/15/31	66,798	74,622
Series 2344, Cl. FP, 2.871% [LIBOR01M+95], 8/15/31[2]	188,116	192,759
Series 2368, Cl. PR, 6.50%, 10/15/31	9,952	11,384
Series 2401, Cl. FA, 2.571% [LIBOR01M+65], 7/15/29[2]	22,284	22,526
Series 2412, Cl. GF, 2.871% [LIBOR01M+95], 2/15/32[2]	220,667	226,240

23        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2427, Cl. ZM, 6.50%, 3/15/32	$363,207	$406,252
Series 2451, Cl. FD, 2.921% [LIBOR01M+100], 3/15/32[2]	108,069	110,997
Series 2461, Cl. PZ, 6.50%, 6/15/32	41,543	46,826
Series 2464, Cl. FI, 2.921% [LIBOR01M+100], 2/15/32[2]	104,382	107,228
Series 2470, Cl. AF, 2.921% [LIBOR01M+100], 3/15/32[2]	174,361	179,084
Series 2470, Cl. LF, 2.921% [LIBOR01M+100], 2/15/32[2]	106,754	109,665
Series 2475, Cl. FB, 2.921% [LIBOR01M+100], 2/15/32[2]	146,206	149,367
Series 2517, Cl. GF, 2.921% [LIBOR01M+100], 2/15/32[2]	88,266	90,673
Series 2551, Cl. LF, 2.421% [LIBOR01M+50], 1/15/33[2]	12,909	13,005
Series 2635, Cl. AG, 3.50%, 5/15/32	141,965	147,288
Series 2676, Cl. KY, 5.00%, 9/15/23	172,620	179,613
Series 3025, Cl. SJ, 17.705% [-3.6667 x LIBOR01M+2,475], 8/15/35[2]	221,423	310,861
Series 3857, Cl. GL, 3.00%, 5/15/40	7,506	7,640
Series 3917, Cl. BA, 4.00%, 6/15/38	188,764	199,769
Series 4221, Cl. HJ, 1.50%, 7/15/23	274,981	273,299
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 68.839%, 3/15/28[4]	11,088	1,886
Series 2049, Cl. PL, 99.999%, 4/15/28[4]	61,041	10,742
Series 2074, Cl. S, 99.999%, 7/17/28[4]	39,500	3,719
Series 2079, Cl. S, 99.999%, 7/17/28[4]	76,939	8,703
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	59,083	10,836
Series 2526, Cl. SE, 73.471%, 6/15/29[4]	107,831	19,157
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	463,669	82,837
Series 2795, Cl. SH, 70.669%, 3/15/24[4]	552,233	41,505
Series 2920, Cl. S, 99.999%, 1/15/35[4]	798,990	143,910
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	955,112	176,857
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	1,105,057	135,078
Series 3397, Cl. GS, 9.197%, 12/15/37[4]	263,216	57,379
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	83,871	10,447
Series 3450, Cl. BI, 18.895%, 5/15/38[4]	407,936	79,291
Series 3606, Cl. SN, 16.24%, 12/15/39[4]	193,371	31,729
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[4]	22,737,699	260,376
Series 2001-T3, Cl. IO, 0.00%, 11/25/40[4,5]	4,113,690	42,659
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	9,237	9,526
5.00%, 3/1/21-12/1/21	2,698	2,782
5.50%, 1/1/22-5/1/36	316,620	351,108
6.50%, 12/1/29-1/1/34	1,750,825	1,960,246
7.00%, 9/1/21-4/1/34	2,802,572	3,215,999
7.50%, 2/1/27-3/1/33	1,507,969	1,750,843
8.50%, 7/1/32	4,775	4,826
9.50%, 3/15/21	1,501	1,516
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	56,801	5,256

24        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 247, Cl. 2, 99.999%, 10/25/23[4]	$28,442	$2,733
Series 252, Cl. 2, 99.999%, 11/25/23[4]	6,810	680
Series 254, Cl. 2, 99.999%, 1/25/24[4]	22,568	2,409
Series 301, Cl. 2, 25.559%, 4/25/29[4]	92,575	16,747
Series 303, Cl. IO, 99.999%, 11/25/29[4]	98,644	20,915
Series 313, Cl. 2, 99.999%, 6/25/31[4]	802,359	152,451
Series 319, Cl. 2, 17.484%, 2/25/32[4]	277,363	52,605
Series 321, Cl. 2, 37.496%, 4/25/32[4]	508,457	97,093
Series 324, Cl. 2, 99.999%, 7/25/32[4]	201,513	37,825
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	179,695	34,963
Series 331, Cl. 5, 99.999%, 2/25/33[4]	422,018	72,520
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	834,633	158,305
Series 334, Cl. 10, 15.534%, 2/25/33[4]	344,621	67,276
Series 334, Cl. 12, 99.999%, 3/25/33[4]	495,950	93,488
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,017,070	192,019
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	300,012	53,192
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	126,951	23,327
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	231,680	43,044
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	164,820	27,432
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	80,019	13,830
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	11,577	2,245
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	22,322	24,486
Series 1997-45, Cl. CD, 8.00%, 7/18/27	261,077	300,022
Series 1998-58, Cl. PC, 6.50%, 10/25/28	152,383	169,639
Series 1999-14, Cl. MB, 6.50%, 4/25/29	7,455	8,167
Series 1999-54, Cl. LH, 6.50%, 11/25/29	280,491	312,168
Series 2001-19, Cl. Z, 6.00%, 5/25/31	116,108	128,633
Series 2001-65, Cl. F, 2.423% [LIBOR01M+60], 11/25/31[2]	205,936	208,204
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	223,213	249,208
Series 2002-21, Cl. PE, 6.50%, 4/25/32	273,570	312,752
Series 2002-29, Cl. F, 2.823% [LIBOR01M+100], 4/25/32[2]	113,113	116,211
Series 2002-64, Cl. FJ, 2.823% [LIBOR01M+100], 4/25/32[2]	34,766	35,718
Series 2002-68, Cl. FH, 2.378% [LIBOR01M+50], 10/18/32[2]	72,527	73,048
Series 2002-81, Cl. FM, 2.323% [LIBOR01M+50], 12/25/32[2]	132,090	131,098
Series 2002-84, Cl. FB, 2.823% [LIBOR01M+100], 12/25/32[2]	21,940	22,539
Series 2003-11, Cl. FA, 2.823% [LIBOR01M+100], 9/25/32[2]	29,940	30,757
Series 2003-116, Cl. FA, 2.223% [LIBOR01M+40], 11/25/33[2]	73,755	72,963
Series 2005-71, Cl. DB, 4.50%, 8/25/25	380,655	389,762
Series 2006-11, Cl. PS, 17.883% [-3.6667 x LIBOR01M+2,456.67], 3/25/36[2]	252,154	385,076
Series 2006-46, Cl. SW, 17.516% [-3.6665 x LIBOR01M+2,419.92], 6/25/36[2]	311,229	466,919
Series 2009-113, Cl. DB, 3.00%, 12/25/20	3,375	3,370
Series 2009-36, Cl. FA, 2.763% [LIBOR01M+94], 6/25/37[2]	122,791	125,910
Series 2010-43, Cl. KG, 3.00%, 1/25/21	3,145	3,149
Series 2011-122, Cl. EC, 1.50%, 1/25/20	777	776
Series 2011-15, Cl. DA, 4.00%, 3/25/41	137,422	143,774

25        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-3, Cl. EL, 3.00%, 5/25/20	$1,250	$1,248
Series 2011-3, Cl. KA, 5.00%, 4/25/40	448,630	470,805
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,051	1,053
Series 2011-82, Cl. AD, 4.00%, 8/25/26	18,538	18,632
Series 2012-20, Cl. FD, 2.223% [LIBOR01M+40], 3/25/42[2]	777,431	778,642
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 58.271%, 11/18/31[4]	233,747	43,469
Series 2001-63, Cl. SD, 45.715%, 12/18/31[4]	6,372	1,059
Series 2001-68, Cl. SC, 99.999%, 11/25/31[4]	4,809	924
Series 2001-81, Cl. S, 65.745%, 1/25/32[4]	61,334	10,910
Series 2002-28, Cl. SA, 53.264%, 4/25/32[4]	56,946	10,546
Series 2002-38, Cl. SO, 99.999%, 4/25/32[4]	70,371	12,406
Series 2002-39, Cl. SD, 75.387%, 3/18/32[4]	109,486	22,879
Series 2002-48, Cl. S, 56.159%, 7/25/32[4]	80,642	16,305
Series 2002-52, Cl. SL, 48.866%, 9/25/32[4]	54,288	10,376
Series 2002-53, Cl. SK, 92.109%, 4/25/32[4]	68,249	14,559
Series 2002-56, Cl. SN, 57.399%, 7/25/32[4]	110,597	22,363
Series 2002-65, Cl. SC, 67.44%, 6/25/26[4]	186,081	25,677
Series 2002-77, Cl. IS, 73.497%, 12/18/32[4]	119,890	24,328
Series 2002-77, Cl. SH, 52.167%, 12/18/32[4]	80,937	14,078
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	581,754	126,253
Series 2002-9, Cl. MS, 49.632%, 3/25/32[4]	91,507	18,483
Series 2003-13, Cl. IO, 65.766%, 3/25/33[4]	505,908	109,980
Series 2003-26, Cl. DI, 60.597%, 4/25/33[4]	292,357	71,651
Series 2003-26, Cl. IK, 68.84%, 4/25/33[4]	51,235	11,841
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	273,790	60,430
Series 2003-4, Cl. S, 34.969%, 2/25/33[4]	129,540	27,617
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	28,185	1,931
Series 2004-56, Cl. SE, 17.924%, 10/25/33[4]	297,030	59,396
Series 2005-14, Cl. SE, 54.356%, 3/25/35[4]	190,590	29,784
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	1,114,930	197,768
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	499,464	69,855
Series 2005-52, Cl. JH, 34.49%, 5/25/35[4]	599,259	87,304
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	1,232,666	245,196
Series 2007-88, Cl. XI, 0.00%, 6/25/37[4,5]	1,657,731	326,196
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	64,222	7,850
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	2,489	149
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	4,118	50
Series 2011-96, Cl. SA, 10.272%, 10/25/41[4]	300,128	53,554
Series 2012-134, Cl. SA, 1.05%, 12/25/42[4]	965,268	178,832
Series 2012-40, Cl. PI, 24.701%, 4/25/41[4]	2,314,446	228,618
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	410
Federal National Mortgage Assn., TBA:
2.50%, 11/1/34[6]	10,185,000	10,295,603
3.00%, 11/1/33-11/1/48[6]	50,045,000	50,925,962

26        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., TBA: (Continued) 3.50%, 11/1/48[6]	$94,460,000	$96,998,613
4.50%, 11/1/49[6]	193,530,000	203,554,380
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.87%, 5/25/45[1,7]	12,875,000	13,315,001
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,7]	1,975,000	2,024,285
Series 2013-K26, Cl. C, 3.598%, 12/25/45[1,7]	335,000	343,604
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,7]	7,865,000	8,060,200
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,7]	4,700,000	4,842,570
Series 2014-K715, Cl. C, 4.117%, 2/25/46[1,7]	25,000	25,514
Series 2015-K44, Cl. B, 3.681%, 1/25/48[1,7]	7,345,000	7,637,823
Series 2015-K45, Cl. B, 3.59%, 4/25/48[1,7]	13,050,000	13,633,666
Series 2016-K54, Cl. C, 4.051%, 4/25/48[1,7]	4,190,000	4,411,729
Series 2017-K62, Cl. B, 3.874%, 1/25/50[1,7]	840,000	890,229
Series 2017-K724, Cl. B, 3.485%, 11/25/23[1,7]	4,465,000	4,616,220
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	254,327	267,185
8.00%, 1/15/28-9/15/28	200,378	211,343
Government National Mortgage Assn. II Pool:
3.25% [H15T1Y+150], 7/20/27[2]	1,717	1,775
7.00%, 1/20/30	42,425	48,971
Government National Mortgage Assn. II Pool, TBA, 3.50%, 11/1/49[6]	29,940,000	31,069,767
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2011-52, Cl. HS, 19.779%, 4/16/41[4]	1,432,523	229,967
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	1,068,052	1
Series 1995-2B, Cl. 2IO, 99.999%, 6/15/25[4]	154,731	2,254
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	5,069,726	505

		478,603,250

CMOs—1.0%
Collateralized Mortgage Obligations—1.0%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.842% [H15T1Y+225], 2/25/36[2]	34,988	36,122
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	474,994	489,270
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K735, Cl. X1, 0.00%, 5/25/264,5	7,173,311	399,074
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	45,863,108	3,556,138
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	172	172
Series 3848, Cl. WL, 4.00%, 4/15/40	280,211	285,568
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922, Cl. SE, 24.485%, 2/15/35[4]	51,803	8,474
Series 2981, Cl. AS, 2.767%, 5/15/35[4]	348,669	50,619

27        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2005-12, Cl. SC, 34.811%, 3/25/35[4]	$23,441	$3,811
FREMF Mortgage Trust:
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,7]	4,187,000	4,320,548
Series 2016-K723, Cl. C, 3.58%, 11/25/23[1,7]	1,885,000	1,921,098
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 44.889%, 4/16/37[4]	818,363	130,222
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,795,205
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.073% [US0001M+425], 11/25/23[2]	2,051,449	2,214,183
Series 2014-DN1, Cl. M3, 6.323% [US0001M+450], 2/25/24[2]	2,085,000	2,266,091
Series 2014-DN2, Cl. M3, 5.423% [US0001M+360], 4/25/24[2]	2,160,000	2,282,131
Series 2014-DN3, Cl. M3, 5.823% [US0001M+400], 8/25/24[2]	4,617,039	4,873,792
Series 2014-HQ2, Cl. M3, 5.573% [US0001M+375], 9/25/24[2]	2,495,000	2,696,689
Series 2015-HQA2, Cl. M2, 4.623% [US0001M+280], 5/25/28[2]	349,316	351,369
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 5.08%, 2/25/35[7]	1,227,861	1,280,909
Series 2006-AR2, Cl. 2A3, 4.929%, 3/25/36[7]	1,827,173	1,881,080
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,868,789

		32,711,354

Non-Agency—9.1%
Adjustable-Rate Mortgages—9.1%
Alba plc, Series 2007-1, Cl. F, 4.033% [BP0003M+325], 3/17/39[1,2]	1,354,179	1,689,201
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.797%, 1/15/51[4]	13,192,638	459,143
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,8]	41,675	682
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.532%, 11/13/50[4]	5,468,761	294,923
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,039,752	1,048,050
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	917,630	925,825
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	662,745	684,062
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.921%, 10/12/50[4]	15,428,270	1,011,323
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 4.923%, 5/25/35[7]	1,118,171	1,148,845
Series 2006-AR1, Cl. 1A1, 4.63% [H15T1Y+240], 10/25/35[2]	279,580	281,747
Series 2009-8, Cl. 7A2, 4.929%, 3/25/36[1,7]	14,026,840	14,183,144

28        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Citigroup Mortgage Loan Trust, Inc.: (Continued)
Series 2014-8, Cl. 1A2, 2.136% [US0001M+29], 7/20/36[1,2]	$1,601,901	$1,599,148
COMM Mortgage Trust:
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	75,307
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	737,281
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	5,000,420
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 20.516%, 12/10/45[4]	6,956,845	284,209
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 4.823% [US0001M+300], 7/25/24[2]	1,973,218	2,073,548
Series 2016-C05, Cl. 2M2, 6.273% [US0001M+445], 1/25/29[2]	3,880,545	4,087,701
Series 2017-C01, Cl. 1M2, 5.373% [US0001M+355], 7/25/29[2]	11,610,000	12,166,549
Series 2017-C06, Cl. 1M1, 2.573% [US0001M+75], 2/25/30[2]	118,440	118,453
Series 2017-C07, Cl. 1M2, 4.223% [US0001M+240], 5/25/30[2]	1,540,000	1,564,695
Series 2018-C02, Cl. 2M1, 2.473% [US0001M+65], 8/25/30[2]	146,991	146,995
Series 2018-C06, Cl. 2M2, 3.923% [US0001M+210], 3/25/31[2]	6,720,000	6,746,383
Connecticut Avenue Securities Trust:
Series 2018-R07, Cl. 1M2, 4.223% [US0001M+240], 4/25/31[1,2]	8,090,000	8,161,134
Series 2019-R02, Cl. 1M2, 4.123% [US0001M+230], 8/25/31[1,2]	3,797,000	3,824,419
Series 2019-R03, Cl. 1M2, 3.973% [US0001M+215], 9/25/31[1,2]	3,475,111	3,490,624
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.066% [US0001M+22], 7/22/36[1,2]	613,106	607,555
Eurosail 2006-2bl plc, Series 2006-2X, Cl. E1C, 4.031% [BP0003M+325], 12/15/44[1,2]	5,550,000	6,275,079
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.223% [US0001M+140], 2/25/49[1,2]	1,705,000	1,706,207
Gemgarto 2018-1 plc SER 2018-1 CL E V/R, 3.031%, 9/16/65	6,523,475	8,202,086
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	180,580	182,136
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	425,504
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	531,352	547,814
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.658%, 7/25/35[7]	171,154	176,033
Hawksmoor Mortgage Funding 2019-1 plc SER 2019-1X CL B V/R, 0.00%, 5/25/53[3]	26,230,000	34,115,367
Hawksmoor Mortgage Funding 2019-1 plc SER 2019-1X CL C V/R, 0.00%, 5/25/53[3]	12,312,000	16,021,567
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.133% [US0001M+31], 7/25/35[2]	27,564	27,713
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	436,337
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.581%, 7/25/35[7]	125,060	128,540

29        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	$308,172	$312,442
Series 2014-C24, Cl. B, 4.116%, 11/15/47[7]	1,655,000	1,741,663
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,199,470
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7]	36,316	24,034
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,624,824
Series 2014-C14, Cl. B, 4.745%, 2/15/47[7]	680,000	734,469
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.526%, 12/15/50[4]	4,976,598	263,304
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.524%, 11/26/36[1,7]	11,360,846	11,093,508
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.027%, 6/26/46[1,7]	7,770	7,795
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Cl. M10, 5.05% [US0001M+325], 10/15/49[1,2]	320,000	330,846
Paragon Mortgages No 13 plc, Series 13X, Cl. A1, 1.007% [BP0003M+24], 1/15/39[1,2]	30,120,702	36,803,697
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	49,414	45,286
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	4,056,803	3,867,994
Stratton Mortgage Funding 2019-1 plc, Series 2019-1, Cl. A, 0.00% [SONIA3M IR+120], 5/25/51[1,2,3]	14,000,000	18,130,565
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1, Cl. M2, 4.723% [US0001M+290], 7/25/28[2]	418,308	420,913
Series 2016-DNA2, Cl. M3, 6.473% [US0001M+465], 10/25/28[2]	2,427,448	2,603,969
Series 2016-DNA3, Cl. M3, 6.823% [US0001M+500], 12/25/28[2]	7,155,000	7,722,505
Series 2016-DNA4, Cl. M3, 5.623% [US0001M+380], 3/25/29[2]	13,920,000	14,804,571
Series 2016-HQA3, Cl. M3, 5.673% [US0001M+385], 3/25/29[2]	9,805,000	10,347,280
Series 2016-HQA4, Cl. M3, 5.723% [US0001M+390], 4/25/29[2]	9,480,000	10,113,458
Series 2017-DNA1, Cl. M2, 5.073% [US0001M+325], 7/25/29[2]	5,390,000	5,656,099
Series 2018-DNA1, Cl. M2, 3.623% [US0001M+180], 7/25/30[2]	3,110,000	3,112,013
Towd Point Mortgage Funding 2019-Granite4 plc:
2.58%, 10/20/51	11,300,000	14,660,508
Series 2019-GR4X, Cl. B, 2.195% [BP0003M+140], 10/20/51[1,2]	7,480,000	9,682,077
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[4,5]	9,719,621	570,785
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 4.197%, 10/25/33[7]	76,098	77,791

30        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.477%, 12/15/50[4]		$6,537,841	$396,706
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.775%, 9/25/35[7]		312,516	313,140
Series 2005-AR15, Cl. 1A6, 4.775%, 9/25/35[7]		3,090,982	3,097,152
Series 2005-AR4, Cl. 2A2, 5.079%, 4/25/35[7]		71,840	73,340
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Cl. AS, 4.176%, 5/15/47		1,455,000	1,560,300
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[7]		1,135,000	1,223,347
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]		12,184,727	189,323

			305,460,923

Total Mortgage-Backed Obligations (Cost $800,571,728)			816,775,527

U.S. Government Obligations—5.9%
United States Treasury Inflation-Protected Securities, 1.00%, 2/15/46[9]		21,484,846	23,779,329
United States Treasury Inflation-Protected Securities, 1.00%, 2/15/49[9,10]		155,798,964	174,463,376

Total U.S. Government Obligations (Cost $179,489,160)			198,242,705

Foreign Government Obligations—23.5%
Angola—0.2%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		5,495,000	5,825,249

Argentina—0.9%
Argentine Republic:
Unsec. Nts., 7/29/20[11]	ARS	503,100,000	5,438,509
0.202% Unsec. Nts., 10/29/20[11]	ARS	1,223,958,176	10,626,330
5.625% Sr. Unsec. Nts., 1/26/22		5,355,000	2,297,349
6.875% Sr. Unsec. Nts., 1/26/27		7,790,000	3,096,603
7.50% Sr. Unsec. Nts., 4/22/26		15,105,000	6,457,538
9.80% Unsec. Nts., 5/28/20[11]	ARS	135,400,000	1,525,498
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	154,848

			29,596,675

Austria—0.5%
Republic of Austria, 1.50% Sr. Unsec. Nts., 11/2/86[1]	EUR	11,435,000	17,502,715

Brazil—0.5%
Federative Republic of Brazil:
6.00% Nts., 5/15/45[9]	BRL	10,550,000	12,424,166
6.00% Nts., 8/15/50[9]	BRL	2,100,000	2,566,394
10.00% Nts., 1/1/29	BRL	10,500,000	3,233,589

			18,224,149

Colombia—0.4%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	21,300,000,000	6,555,653

31        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia: (Continued)
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	$5,281,093

			11,836,746

Cyprus—0.2%
Republic of Cyprus, 2.75% Sr. Unsec. Nts., 5/3/49[1]	EUR	4,225,000	6,174,923

Dominican Republic—0.3%
Dominican Republic:
6.40% Sr. Unsec. Nts., 6/5/49[1]		3,490,000	3,786,685
7.50% Sr. Unsec. Nts., 5/6/21[1]		6,980,000	7,285,445

			11,072,130

Ecuador—0.3%
Republic of Ecuador:
8.875% Sr. Unsec. Nts., 10/23/27[1]		1,875,000	1,752,422
9.50% Sr. Unsec. Nts., 3/27/30[1]		6,385,000	6,164,570
10.75% Sr. Unsec. Nts., 1/31/29[1]		1,680,000	1,703,117

			9,620,109

Egypt—2.0%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	4,800,000	5,502,480
5.577% Sr. Unsec. Nts., 2/21/23[1]		6,950,000	7,143,321
6.125% Sr. Unsec. Nts., 1/31/22[1]		10,150,000	10,517,897
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,570,000	3,767,692
8.70% Sr. Unsec. Nts., 3/1/49[1]		6,047,000	6,497,411
16.00% Bonds, 6/11/22	EGP	375,200,000	24,092,693
18.15% Unsec. Nts., 12/11/21	EGP	90,000,000	5,968,789
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	4,496,494

			67,986,777

El Salvador—0.1%
Republic of El Salvador, 7.125% Sr. Unsec. Nts., 1/20/50[1]		3,381,500	3,443,212

Fiji—0.1%
Republic of Fiji, 6.625% Sr. Unsec. Nts., 10/2/20[1]		3,726,000	3,735,315

France—0.8%
French Republic, 1.75% Bonds, 6/25/39[1]	EUR	19,136,991	26,884,639

Greece—2.7%
Hellenic Republic:
Bonds, 10/15/42[7]	EUR	76,770,000	336,065
3.875% Sr. Unsec. Nts., 3/12/29[1]	EUR	21,000,000	29,042,608
3.90% Bonds, 1/30/33[1]	EUR	26,609,000	37,747,564
4.00% Bonds, 1/30/37[1]	EUR	16,100,000	23,369,847

			90,496,084

32        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
India—2.0%
Export-Import Bank of India:
7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	$2,594,841
8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	10,352,884
Republic of India:
7.17% Sr. Unsec. Nts., 1/8/28	INR	900,000,000	13,100,809
7.59% Sr. Unsec. Nts., 1/11/26	INR	1,400,000,000	20,747,425
7.72% Sr. Unsec. Nts., 5/25/25	INR	35,000,000	522,073
8.20% Sr. Unsec. Nts., 9/24/25	INR	849,400,000	12,970,371
8.24% Sr. Unsec. Nts., 2/15/27	INR	400,000,000	6,127,929

			66,416,332

Indonesia—2.2%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,330,000	1,429,750
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,005,000	2,190,463
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		1,075,000	1,142,428
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,260,000	1,344,233
8.125% Sr. Unsec. Nts., 5/15/24	IDR	179,000,000,000	13,628,713
8.25% Sr. Unsec. Nts., 5/15/29	IDR	70,900,000,000	5,504,309
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	260,905,000,000	20,353,055
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	45,000,000,000	3,257,106
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	40,000,000,000	2,726,057
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	287,520,000,000	20,780,045

			72,356,159

Italy—1.5%
Republic of Italy, 2.80% Bonds, 3/1/67[1]	EUR	39,570,000	51,099,032

Ivory Coast—0.2%
Republic of Cote d’Ivoire:
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	5,125,000	5,678,359
6.875% Sr. Unsec. Nts., 10/17/40[1]	EUR	2,450,000	2,792,477

			8,470,836

Kenya—0.2%
Republic of Kenya:
6.875% Sr. Unsec. Nts., 6/24/24[1]		3,750,000	3,992,280
8.25% Sr. Unsec. Nts., 2/28/48[1]		1,400,000	1,472,166

			5,464,446

Mexico—1.3%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,541,124
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	613,300,000	35,751,310

			44,292,434

33        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
New Zealand—0.3%
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	NZD	16,795,000	$10,813,651

Oman—0.3%
Sultanate of Oman:
3.875% Sr. Unsec. Nts., 3/8/22[1]		7,045,000	7,069,509
6.75% Sr. Unsec. Nts., 1/17/48[1]		4,885,000	4,597,518

			11,667,027

Panama—0.2%
Republic of Panama, 3.75% Sr. Unsec. Nts., 4/17/26[1]		5,150,000	5,376,600

Paraguay—0.2%
Republic of Paraguay, 4.625% Sr. Unsec. Nts., 1/25/23[1]		6,950,000	7,344,482

Russia—1.1%
Russian Federation:
4.875% Sr. Unsec. Nts., 9/16/23[1]		6,950,000	7,612,085
7.25% Bonds, 5/10/34	RUB	1,312,500,000	21,737,178
7.70%, 3/23/33	RUB	375,000,000	6,441,684

			35,790,947

Senegal—0.4%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		3,750,000	4,105,688
6.75% Sr. Unsec. Nts., 3/13/48[1]		9,175,000	9,029,466

			13,135,154

South Africa—2.2%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 5/30/22		3,495,000	3,764,954
Series 2023, 7.75% Sr. Unsec. Nts., 2/28/23	ZAR	62,500,000	4,163,289
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	207,900,000	12,664,164
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	264,900,000	15,466,579
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	230,000,000	13,260,713
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	290,825,000	21,132,712
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	60,000,000	2,753,913

			73,206,324

Sri Lanka—0.8%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		3,610,000	3,622,497
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,370,000	3,413,709
6.25% Sr. Unsec. Nts., 10/4/20[1]		7,520,000	7,651,600
6.25% Sr. Unsec. Nts., 7/27/21[1]		6,990,000	7,119,315
6.35% Sr. Unsec. Nts., 6/28/24[1]		2,790,000	2,838,709
7.85% Sr. Unsec. Nts., 3/14/29[1]		2,085,000	2,162,921

			26,808,751

34        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Supranational—0.1%
European Bank for Reconstruction & Development, 6.85% Sr. Unsec. Nts., 6/21/21	IDR	20,200,000,000	$1,452,458
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[1,11]	TRY	10,300,000	686,568

			2,139,026

Thailand—0.5%
Kingdom of Thailand, 2.125% Sr. Unsec. Nts., 12/17/26	THB	490,000,000	16,901,389

Turkey—0.6%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	39,500,000	6,314,749
10.70% Bonds, 2/17/21	TRY	54,955,000	9,491,987
12.40% Bonds, 3/8/28	TRY	33,500,000	5,853,601

			21,660,337

Ukraine—0.3%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/26[1]		9,160,000	9,865,219

United Arab Emirates—0.1%
United Arab Emirates, 3.125% Sr. Unsec. Nts., 9/30/49[1]		3,465,000	3,343,344

Total Foreign Government Obligations (Cost $834,228,658)			788,550,213

Corporate Loans—0.3%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 4.536% [LIBOR12+275], 11/17/25[12,13]		301,733	303,572
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.286% [LIBOR12+450], 4/6/24[12,13]		1,302,607	1,270,042
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.536% [LIBOR4+275], 12/23/24[12,13]		1,675,736	1,653,390
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.188% [LIBOR4+725], 10/12/38[12,13]		97,198	174,956
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.804% [LIBOR12+500], 2/6/26[12,13]		1,043,000	1,047,235
iHeartCommunications, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.032% [LIBOR12+400], 5/1/26[12,13]		492,578	494,886
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.354% [LIBOR4+725], 10/17/22[12,13]		1,264,153	416,304
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1.00% PIK Rate, 7.490% Cash Rate, [LIBOR12+650], 10/25/23[6,12,13,14]		1,994	1,469
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.93% [LIBOR12+400], 3/11/22[12,13]		1,165,202	1,138,740
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.536% [LIBOR6+275], 8/14/24[6,12,13]		1,615,220	1,599,189

35        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 9.75% [PRIME4+500], 3/29/21[12,13,15]	$382,540	$388,039

Total Corporate Loans (Cost $9,096,059)		8,487,822

Corporate Bonds and Notes—32.0%
Consumer Discretionary—5.9%
Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	1,383,000	1,339,782
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	784,000	827,120
Dana, Inc., 5.50% Sr. Unsec. Nts., 12/15/24	1,245,000	1,283,906
Delphi Technologies plc, 5.00% Sr. Unsec. Nts., 10/1/25[1]	1,305,000	1,135,350
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	606,000	628,725
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	373,000	395,268
8.50% Sr. Unsec. Nts., 5/15/27[1]	804,000	810,030
Tenneco, Inc., 5.375% Sr. Unsec. Nts., 12/15/24	1,801,000	1,593,885

		8,014,066

Automobiles—0.6%
Ford Motor Credit Co. LLC:
5.113% Sr. Unsec. Nts., 5/3/29	2,500,000	2,533,706
5.584% Sr. Unsec. Nts., 3/18/24	3,490,000	3,722,925
5.75% Sr. Unsec. Nts., 2/1/21	3,540,000	3,664,995
General Motors Financial Co., Inc.:
4.20% Sr. Unsec. Nts., 11/6/21	3,540,000	3,659,199
5.10% Sr. Unsec. Nts., 1/17/24	3,490,000	3,772,120
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	2,637,000	2,762,257

		20,115,202

Distributors—0.1%
Core & Main Holdings LP, 9.375% PIK Rate, 8.625% Cash Rate, 8.625% Sr. Unsec. Nts., 9/15/24[1,14]	3,525,000	3,520,594
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	458,000	468,158

		3,988,752

Diversified Consumer Services—0.1%
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[1]	2,370,000	2,464,800
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	405,000	424,744

		2,889,544

Entertainment—0.3%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	652,000	621,910
5.875% Sr. Sub. Nts., 11/15/26	1,981,000	1,815,091

36        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Entertainment (Continued)
Netflix, Inc.:
5.375% Sr. Unsec. Nts., 11/15/29[1]	$780,000	$823,875
5.75% Sr. Unsec. Nts., 3/1/24	1,418,000	1,566,234
5.875% Sr. Unsec. Nts., 11/15/28	4,902,000	5,410,583

		10,237,693

Hotels, Restaurants & Leisure—1.6%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	829,000	852,834
5.00% Sec. Nts., 10/15/25[1]	2,454,000	2,533,755
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	549,000	564,784
5.00% Sr. Unsec. Nts., 4/1/25[1]	3,490,000	3,642,687
5.00% Sr. Unsec. Nts., 2/1/28[1]	653,000	684,834
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	1,615,000	1,717,956
6.375% Sr. Unsec. Nts., 4/1/26	259,000	276,159
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	548,000	513,750
Diamond Resorts International, Inc., 7.75% Sr. Sec. Nts., 9/1/23[1]	382,000	396,722
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	389,000	411,368
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	7,025,000	7,428,938
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	428,000	448,330
5.25% Sr. Unsec. Nts., 6/1/26[1]	1,002,000	1,062,120
Marriott Ownership Resorts, Inc., 4.75% Sr. Unsec. Nts., 1/15/28[1]	3,034,000	3,110,760
Melco Resorts Finance Ltd.:
4.875% Sr. Unsec. Nts., 6/6/25[1]	1,750,000	1,795,133
5.625% Sr. Unsec. Nts., 7/17/27[1]	675,000	705,691
MGM China Holdings Ltd.:
5.375% Sr. Unsec. Nts., 5/15/24[1]	3,495,000	3,669,750
5.875% Sr. Unsec. Nts., 5/15/26[1]	3,200,000	3,392,000
MGM Resorts International:
4.625% Sr. Unsec. Nts., 9/1/26	1,290,000	1,357,725
5.75% Sr. Unsec. Nts., 6/15/25	538,000	599,870
6.00% Sr. Unsec. Nts., 3/15/23	3,276,000	3,621,028
6.625% Sr. Unsec. Nts., 12/15/21	423,000	459,484
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	645,000	625,650
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	817,000	845,595
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	449,000	478,185
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,122,031
5.50% Sr. Unsec. Nts., 3/1/25[1]	1,395,000	1,485,675
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	7,297,000	7,367,781
5.50% Sr. Unsec. Nts., 10/1/27[1]	164,000	169,176

37        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125% Sr. Unsec. Nts., 10/1/29[1]	$1,020,000	$1,067,813

		52,407,584

Household Durables—0.7%
Beazer Homes USA, Inc., 6.75% Sr. Unsec. Nts., 3/15/25	1,508,000	1,566,435
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	690,000	604,612
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	419,000	444,140
4.75% Sr. Unsec. Nts., 4/1/21	7,075,000	7,261,073
4.75% Sr. Unsec. Nts., 5/30/25	1,067,000	1,147,025
5.00% Sr. Unsec. Nts., 6/15/27	1,645,000	1,782,769
5.25% Sr. Unsec. Nts., 6/1/26	705,000	778,144
Meritage Homes Corp., 5.125% Sr. Unsec. Nts., 6/6/27	1,458,000	1,574,640
Spectrum Brands, Inc., 5.00% Sr. Unsec. Nts., 10/1/29[1]	2,230,000	2,285,750
Taylor Morrison Communities, Inc., 5.75% Sr. Unsec. Nts., 1/15/28[1]	1,179,000	1,307,216
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	3,232,000	3,506,720
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	868,000	887,530

		23,146,054

Leisure Equipment & Products—0.0%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	1,217,000	1,276,329

Media—1.6%
Affinion Group, Inc., 14% PIK Rate, 12.50% Cash Rate, 12.50% Sr. Unsec. Nts., 11/10/22[1,14]	2,717,163	1,603,126
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	243,000	250,217
7.50% Sr. Sec. Nts., 5/15/26[1]	891,000	948,915
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	659,000	668,061
5.00% Sr. Unsec. Nts., 4/1/24	2,504,000	2,556,734
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	898,000	1,041,680
Cable Onda SA, 4.50% Sr. Unsec. Nts., 1/30/30[1]	730,000	741,147
Cablevision Systems Corp., 5.875% Sr. Unsec. Nts., 9/15/22	411,000	444,394
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	411,000	419,220
5.00% Sr. Unsec. Nts., 2/1/28[1]	749,000	785,514
5.125% Sr. Unsec. Nts., 5/1/23[1]	632,000	648,590
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,091,000	1,152,369
5.375% Sr. Unsec. Nts., 5/1/25[1]	245,000	254,800
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,440,125
5.875% Sr. Unsec. Nts., 4/1/24[1]	376,000	392,920
5.875% Sr. Unsec. Nts., 5/1/27[1]	245,000	260,312
Clear Channel Commuications, Inc., 9.00% Sr. Nts., 12/15/19[8,15,16]	4,005,000	—

38        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Media (Continued)
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	$761,000	$821,880
5.375% Sr. Unsec. Nts., 7/15/23[1]	402,000	413,047
5.50% Sr. Unsec. Nts., 5/15/26[1]	525,000	554,531
5.50% Sr. Unsec. Nts., 4/15/27[1]	1,676,000	1,780,767
6.50% Sr. Unsec. Nts., 2/1/29[1]	1,618,000	1,815,194
6.625% Sr. Unsec. Nts., 10/15/25[1]	956,000	1,020,530
10.875% Sr. Unsec. Nts., 10/15/25[1]	778,000	879,401
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[1]	1,308,000	1,389,750
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[1]	3,482,000	3,643,042
6.625% Sr. Unsec. Nts., 8/15/27[1]	1,489,000	1,537,392
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	3,090,000	3,109,313
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	607,000	630,521
5.875% Sr. Unsec. Nts., 7/15/26[1]	581,000	612,240
iHeartCommunications, Inc., 6.375% Sr. Sec. Nts., 5/1/26	214,227	231,633
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	780,000	828,750
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	420,000	403,725
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26	1,656,000	1,715,169
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,001,000	1,033,533
Sirius XM Radio, Inc.:
4.625% Sr. Unsec. Nts., 7/15/24[1]	1,330,000	1,393,175
5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,884,575
5.50% Sr. Unsec. Nts., 7/1/29[1]	1,280,000	1,386,400
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	609,000	628,601
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	2,125,000	2,270,563
UPC Holding BV, 5.50% Sr. Sec. Nts., 1/15/28[1]	2,000,000	2,045,000
Virgin Media Secured Finance plc:
5.50% Sr. Sec. Nts., 8/15/26[1]	1,951,000	2,055,866
5.50% Sr. Sec. Nts., 5/15/29[1]	317,000	337,605
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]	2,222,000	2,283,105
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,039,000	1,097,423

		53,410,855

Multiline Retail—0.1%
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[1]	1,776,000	1,759,927

Specialty Retail—0.3%
eG Global Finance plc, 8.50% Sr. Sec. Nts., 10/30/25[1]	688,000	724,120
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	326,000	303,180
6.875% Sr. Unsec. Nts., 11/1/35	2,294,000	1,961,370
7.50% Sr. Unsec. Nts., 6/15/29	1,360,000	1,352,792
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,953,000	2,053,091
Penske Automotive Group, Inc., 5.50% Sr. Sub. Nts., 5/15/26	2,186,000	2,292,568
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	746,000	738,540

39        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Specialty Retail (Continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	$1,048,000	$1,089,920

		10,515,581

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	4,435,000	4,684,247
4.875% Sr. Unsec. Nts., 5/15/26[1]	2,397,000	2,546,812
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[1]	2,122,000	2,270,540

		9,501,599

Consumer Staples—0.8%
Beverages—0.3%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	7,030,000	7,046,942
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	1,294,000	1,271,355

		8,318,297

Food & Staples Retailing—0.1%
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/ Albertson’s LLC, 5.875% Sr. Unsec. Nts., 2/15/28[1]	695,000	747,994
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75% Sr. Unsec. Nts., 3/15/25	396,000	411,721
7.50% Sr. Unsec. Nts., 3/15/26[1]	690,000	770,212
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	791,000	809,786
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	1,722,000	1,780,118

		4,519,831

Food Products—0.2%
Darling Ingredients, Inc., 5.25% Sr. Unsec. Nts., 4/15/27[1]	322,000	339,307
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50% Sr. Unsec. Nts., 1/15/30[1]	1,448,000	1,563,840
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[1]	695,000	734,094
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	664,000	690,560
5.875% Sr. Unsec. Nts., 9/30/27[1]	1,682,000	1,808,604
Simmons Foods, Inc., 7.75% Sr. Sec. Nts., 1/15/24[1]	324,000	351,945
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	1,972,000	2,050,880

		7,539,230

Household Products—0.2%
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[1]	5,215,000	5,750,842
Energizer Holdings, Inc.:
6.375% Sr. Unsec. Nts., 7/15/26[1]	264,000	282,163
7.75% Sr. Unsec. Nts., 1/15/27[1]	949,000	1,053,390
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	695,000	721,931

		7,808,326

40        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Personal Products—0.0%
First Quality Finance Co., Inc., 5.00% Sr. Unsec. Nts., 7/1/25[1]	$641,000	$665,166
Energy—4.0%
Energy Equipment & Services—0.1%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]	1,300,000	1,340,625
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 1/15/28[1]	1,822,000	1,361,945
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	529,000	383,525
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50% Sr. Sec. Nts., 4/1/25[1]	481,000	468,975
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[1]	402,000	342,705
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	3,530,000	688,350
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	456,000	396,720
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	405,000	400,950

		5,383,795

Oil, Gas & Consumable Fuels—3.9%
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	296,000	223,110
5.375% Sr. Unsec. Nts., 11/1/21	695,000	623,762
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	1,035,000	984,595
Callon Petroleum Co., 6.375% Sr. Unsec. Nts., 7/1/26	1,799,000	1,686,562
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625% Sr. Unsec. Nts., 1/15/22	1,591,000	1,559,180
Carrizo Oil & Gas, Inc.:
6.25% Sr. Unsec. Nts., 4/15/23	160,000	149,600
8.25% Sr. Unsec. Nts., 7/15/25	324,000	309,420
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	197,681
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	323,000	316,944
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	459,000	364,905
Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[1]	4,070,000	4,235,852
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% Sr. Unsec. Nts., 5/1/27[1]	1,321,000	1,334,236
5.75% Sr. Unsec. Nts., 4/1/25	185,000	191,937
6.25% Sr. Unsec. Nts., 4/1/23	211,000	215,684
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[1]	695,000	710,637
5.125% Sr. Unsec. Nts., 5/15/29	1,902,000	1,937,663
Energy Transfer Operating LP:
6.25% [US0003M+402.8] Jr. Sub. Perpetual Bonds[2,17]	834,000	776,888
7.50% Sr. Unsec. Nts., 10/15/20	710,000	745,137
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	160,000	142,400
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	160,000	150,600
4.85% Sr. Unsec. Nts., 7/15/26	1,779,000	1,634,456
5.60% Sr. Unsec. Nts., 4/1/44	1,689,000	1,304,753

41        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Eterna Capital Pte Ltd., 7.5% PIK Rate, 7.50% Sr. Sec. Nts., 12/11/22[1,14]		$3,182,367	$2,606,392
Eterna Capital Pte Ltd., 8% PIK Rate, 8.00% Sr. Sec. Nts., 12/11/22[14]		4,118,525	2,450,439
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26		1,208,000	1,123,440
6.50% Sr. Unsec. Nts., 10/1/25		620,000	591,325
6.75% Sr. Unsec. Nts., 8/1/22		285,000	287,494
Golden Nugget, Inc., 8.75% Sr. Sub. Nts., 10/1/25[1]		1,323,000	1,395,765
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24		1,050,000	679,875
6.375% Sr. Unsec. Nts., 5/15/25		324,000	197,640
6.625% Sr. Unsec. Nts., 5/1/23		1,670,000	1,256,675
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]		2,011,000	2,114,064
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25		216,000	193,320
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]		315,000	282,713
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]		710,000	742,838
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]		465,000	425,475
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]		4,645,000	4,884,403
Kinder Morgan Energy Partners LP, 3.45% Sr. Unsec. Nts., 2/15/23		3,545,000	3,666,038
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27		1,656,000	1,785,527
Murray Energy Corp., 3% PIK Rate, 9% Cash Rate, 12.00% Sec. Nts., 4/15/24[1,14,15]		5,744,632	53,856
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25		685,000	513,956
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		1,087,000	1,010,910
7.50% Sr. Unsec. Nts., 11/1/23		338,000	338,429
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20		695,000	703,875
6.00% Sr. Unsec. Nts., 6/1/26		2,349,000	2,522,121
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		1,400,000	1,218,000
Occidental Petroleum Corp., 2.70% Sr. Unsec. Nts., 8/15/22		2,100,000	2,123,118
Oil India International Pte Ltd., 4.00% Sr. Unsec. Nts., 4/21/27[1]		4,881,000	5,066,602
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		2,449,000	2,598,267
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Unsec. Nts., 11/15/23		435,000	450,225
7.25% Sr. Unsec. Nts., 6/15/25		488,000	511,790
Pertamina Persero PT, 4.70% Sr. Unsec. Nts., 7/30/49[1]		1,510,000	1,580,762
Petrobras Global Finance BV:
6.85% Sr. Unsec. Nts., 6/5/15		520,000	599,300
6.90% Sr. Unsec. Nts., 3/19/49		3,145,000	3,661,724
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	3,560,000	4,015,493

42        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos: (Continued) 4.50% Sr. Unsec. Nts., 1/23/26		$7,000,000	$6,942,250
7.69% Sr. Unsec. Nts., 1/23/50[1]		5,209,000	5,692,916
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		2,600,000	2,502,956
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26		2,450,000	2,217,250
6.875% Sr. Unsec. Nts., 3/1/21		695,000	699,344
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	540,000,000	7,768,578
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		308,000	312,934
5.625% Sr. Unsec. Nts., 11/15/23		745,000	765,488
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		7,215,000	8,426,081
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		162,000	143,370
7.50% Sr. Unsec. Nts., 4/1/26		1,415,000	1,248,865
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25		443,000	416,331
State Oil Co. of the Azerbaijan Republic, 4.75% Sr. Unsec. Nts., 3/13/23[1]		3,475,000	3,629,151
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23		409,000	420,759
5.50% Sr. Unsec. Nts., 2/15/26		217,000	224,888
5.875% Sr. Unsec. Nts., 3/15/28		2,104,000	2,214,502
6.00% Sr. Unsec. Nts., 4/15/27		322,000	338,905
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28		1,067,000	1,061,665
5.125% Sr. Unsec. Nts., 2/1/25		1,692,000	1,742,794
5.25% Sr. Unsec. Nts., 5/1/23		2,005,000	2,017,531
5.875% Sr. Unsec. Nts., 4/15/26		3,328,000	3,486,413
6.50% Sr. Unsec. Nts., 7/15/27[1]		319,000	342,134
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		976,000	1,000,400
Transcanada Trust, 5.875% [US0003M+464] Jr. Sub. Nts., 8/15/76[2]		3,545,000	3,851,713
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21		296,000	279,720
6.625% Sr. Unsec. Nts., 1/15/26		1,105,000	690,625
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23		205,000	229,600

			130,115,016

Financials—9.8%
Capital Markets—1.3%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,17]		10,330,000	11,478,903
MSCI, Inc., 5.75% Sr. Unsec. Nts., 8/15/25[1]		1,701,000	1,792,429
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		2,031,000	2,140,420
Standard Life Aberdeen plc, 4.25%, 6/30/28		5,625,000	5,819,766

43        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Capital Markets (Continued)
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,17]		$11,105,000	$11,561,271
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,17]		5,245,000	5,862,357
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,17]		5,426,000	5,717,794

			44,372,940

Commercial Banks—4.5%
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	3,750,000	3,264,636
Banco Bilbao Vizcaya Argentaria SA:
6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,860,000	3,454,042
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	4,305,000	5,294,323
Banco Comercial Portugues SA:
4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[1,2]	EUR	1,700,000	1,976,700
9.25% [EUSA5+941.4] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,947,000	3,572,687
Banco do Brasil SA (Cayman), 4.75% Sr. Unsec. Nts., 3/20/24[1]		2,562,000	2,688,178
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	10,710,000	13,019,901
Banco Votorantim SA, 4.50% Sr. Unsec. Nts., 9/24/24[1]		3,500,000	3,613,400
Bank of China Ltd., 5.00% Sub. Nts., 11/13/24[1]		3,535,000	3,858,217
Bankinter SA, 8.625% [EUSA5+886.7] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	3,255,000	4,042,922
Barclays plc:
2.00% [EUSA5+190] Sub. Nts., 2/7/28[1,2]	EUR	3,495,000	3,933,913
6.375% [GUKG5+601.6] Jr. Sub. Perpetual Bonds[1,2,3,17]	GBP	3,000,000	4,061,423
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,17]		3,140,000	3,357,646
BBVA Bancomer SA, 5.875% [H15T5Y+430.8] Sub. Nts., 9/13/34[1,2]		5,200,000	5,296,200
BNP Paribas SA:
6.625% [USSW5+414.9] Jr. Sub. Perpetual Bonds[1,2,17]		2,835,000	3,021,302
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,17]		2,720,000	2,856,952
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,17]		6,835,000	7,179,142
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	5,270,000	6,496,193
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,178,750
5.00% Sr. Unsec. Nts., 8/15/22		350,000	372,949
5.25% Sr. Unsec. Nts., 3/7/25		690,000	761,588
Cooperatieve Rabobank UA, 6.625% [EUSA5+669.7] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	7,085,000	8,620,657
Credit Agricole SA:
6.875% [USSW5+431.9] Jr. Sub. Perpetual Bonds[1,2,17]		1,725,000	1,877,171
7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[1,2,17]		3,540,000	4,000,051
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[1]		7,080,000	7,893,924
Global Bank Corp., 5.25% [US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]		4,810,000	5,155,118
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,510,000	3,023,305
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,995,000	3,804,565

44        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		$569,000	$598,873
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[1]		690,000	664,712
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[1,7]		7,175,000	6,167,377
Novo Banco SA, 8.50% [EUSA5+823.3] Sub. Nts., 7/6/28[1,2]	EUR	1,745,000	2,080,136
Skandinaviska Enskilda Banken AB, 5.75% [USSW5+385] Jr. Sub. Perpetual Bonds[1,2,17]		1,500,000	1,518,729
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,17]		11,225,000	11,842,375
Standard Chartered plc, 7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[1,2,17]		8,745,000	9,527,371

			150,075,428

Consumer Finance—0.5%
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		2,369,000	2,608,766
5.75% Sub. Nts., 11/20/25		2,288,000	2,556,840
8.00% Sr. Unsec. Nts., 11/1/31		1,099,000	1,541,347
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		913,000	938,107
6.125% Sr. Unsec. Nts., 3/25/24		1,247,000	1,309,724
6.50% Sr. Unsec. Nts., 6/15/22		659,000	706,778
6.625% Sr. Unsec. Nts., 7/26/21		682,000	722,920
6.75% Sr. Unsec. Nts., 6/25/25		863,000	912,364
6.75% Sr. Unsec. Nts., 6/15/26		486,000	509,085
Springleaf Finance Corp.:
6.875% Sr. Unsec. Nts., 3/15/25		1,874,000	2,126,990
7.125% Sr. Unsec. Nts., 3/15/26		2,346,000	2,684,704

			16,617,625

Diversified Financial Services—1.0%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[8,15]		1,186,225	—
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[8,9,15]	MXN	17,961,653	—
Docuformas SAPI de CV, 10.25% Sr. Unsec. Nts., 7/24/24[1]		835,000	848,777
eG Global Finance plc, 6.25% Sr. Sec. Nts., 10/30/25[1]	EUR	600,000	692,372
Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/23[1]		3,500,000	3,560,446
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% Sr. Unsec. Nts., 2/1/22		416,000	420,680
6.25% Sr. Unsec. Nts., 5/15/26[1]		405,000	430,313
JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[1]	MXN	20,232,960	116,393
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]		873,000	827,168
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	145,000,000	2,099,325
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	360,000,000	5,091,418
7.42% Sr. Unsec. Nts., 6/26/20	INR	107,000,000	1,517,108

45        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
Power Finance Corp. Ltd.: (Continued) 7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	$5,108,567
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		425,000	439,875
5.75% Sr. Unsec. Nts., 5/1/25[1]		401,000	414,826
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	5,097,764
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	4,980,624
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[1]	BRL	12,250,000	3,550,835

			35,196,491

Insurance—0.6%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,695,000	3,406,097
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% [EUR003M+577] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	5,900,000	7,720,203
La Mondiale SAM, 5.05% [EUSA5+505] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,475,000	3,186,757
NN Group NV, 4.375% [EUR003M+390] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	3,535,000	4,349,263
VIVAT NV, 6.25% [USSW5+417.4] Jr. Sub. Perpetual Bonds[1,2,17]		3,535,000	3,545,906

			22,208,226

Real Estate Investment Trusts (REITs)—0.5%
CoreCivic, Inc.:
4.625% Sr. Unsec. Nts., 5/1/23		281,000	264,491
5.00% Sr. Unsec. Nts., 10/15/22		160,000	159,200
Equinix, Inc., 5.875% Sr. Unsec. Nts., 1/15/26		2,155,000	2,294,428
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		1,617,000	1,762,449
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,515,000	2,621,888
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]		488,000	505,080
4.875% Sr. Unsec. Nts., 9/15/29[1]		1,043,000	1,070,379
iStar, Inc., 4.75% Sr. Unsec. Nts., 10/1/24		2,527,000	2,612,286
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.:
5.625% Sr. Unsec. Nts., 5/1/24		1,039,000	1,148,095
5.75% Sr. Unsec. Nts., 2/1/27[1]		319,000	360,869
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% Sr. Unsec. Nts., 8/1/29		2,695,000	2,816,315
5.00% Sr. Unsec. Nts., 10/15/27		238,000	251,685
6.375% Sr. Unsec. Nts., 3/1/24		250,000	261,250
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		812,000	832,422

			16,960,837

46        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Real Estate Management & Development—1.3%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[1]		$6,610,000	$6,752,231
China Aoyuan Group Ltd., 7.50% Sr. Sec. Nts., 5/10/21[1]		1,499,000	1,544,104
CIFI Holdings Group Co. Ltd.:
6.375% Sr. Unsec. Nts., 5/2/20[1]		3,495,000	3,528,203
7.625% Sr. Unsec. Nts., 3/2/21[1]		9,746,000	10,091,983
Consus Real Estate AG, 9.625% Sr. Sec. Nts., 5/15/24[1]	EUR	1,810,000	1,907,564
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[1]		3,915,000	3,971,572
Logan Property Holdings Co. Ltd., 6.875% Sr. Unsec. Nts., 4/24/21[1]		760,000	781,660
Times China Holdings Ltd.:
6.25% Sr. Sec. Nts., 1/23/20[1]		1,230,000	1,235,972
7.85% Sr. Sec. Nts., 6/4/21[1]		11,518,000	11,869,299
Yuzhou Properties Co. Ltd., 6.375% Sr. Sec. Nts., 3/6/21[1]		1,499,000	1,511,741

			43,194,329

Thrifts & Mortgage Finance—0.1%
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,558,910

Health Care—1.3%
Health Care Equipment & Supplies—0.0%
Teleflex, Inc., 4.875% Sr. Unsec. Nts., 6/1/26		1,697,000	1,787,683

Health Care Providers & Services—1.0%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		259,000	264,180
6.50% Sr. Unsec. Nts., 3/1/24		338,000	351,520
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22		763,000	782,075
5.375% Sr. Unsec. Nts., 6/1/26[1]		2,422,000	2,569,742
6.125% Sr. Unsec. Nts., 2/15/24		650,000	676,611
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24		262,000	265,439
Hadrian Merger Sub, Inc., 8.50% Sr. Unsec. Nts., 5/1/26[1]		2,030,000	2,002,087
HCA, Inc.:
4.125% Sr. Sec. Nts., 6/15/29		2,045,000	2,171,803
5.375% Sr. Unsec. Nts., 2/1/25		1,745,000	1,921,681
5.375% Sr. Unsec. Nts., 9/1/26		2,775,000	3,031,688
5.50% Sr. Sec. Nts., 6/15/47		1,000,000	1,140,112
5.625% Sr. Unsec. Nts., 9/1/28		1,446,000	1,628,557
5.875% Sr. Unsec. Nts., 2/15/26		324,000	365,310
7.50% Sr. Unsec. Nts., 2/15/22		1,221,000	1,357,752
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		2,234,000	2,094,375
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,656,440
Tenet Healthcare Corp.:
5.125% Sr. Sec. Nts., 11/1/27[1]		3,375,000	3,522,589
6.25% Sec. Nts., 2/1/27[1]		741,000	783,608

47        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
WellCare Health Plans, Inc., 5.375% Sr. Unsec. Nts., 8/15/26[1]	$1,698,000	$1,810,493

		32,396,062

Life Sciences Tools & Services—0.1%
Charles River Laboratories International, Inc., 4.25% Sr. Unsec. Nts., 5/1/28[1]	1,932,000	1,973,248

Pharmaceuticals—0.2%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1]	817,000	921,168
Bausch Health Cos., Inc.:
5.50% Sr. Sec. Nts., 11/1/25[1]	1,675,000	1,756,673
5.75% Sr. Sec. Nts., 8/15/27[1]	695,000	756,464
7.00% Sr. Sec. Nts., 3/15/24[1]	1,535,000	1,609,716
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[1]	1,403,000	1,336,357

		6,380,378

Industrials—2.4%
Aerospace & Defense—0.2%
Bombardier, Inc.:
7.50% Sr. Unsec. Nts., 3/15/25[1]	664,000	637,440
7.875% Sr. Unsec. Nts., 4/15/27[1]	643,000	609,242
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	690,000	740,888
6.375% Sr. Sub. Nts., 6/15/26	2,028,000	2,129,400
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,471,475
Triumph Group, Inc., 7.75% Sr. Unsec. Nts., 8/15/25	1,777,000	1,781,443

		7,369,888

Air Freight & Couriers—0.2%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	326,000	322,740
Allison Transmission, Inc., 5.875% Sr. Unsec. Nts., 6/1/29[1]	322,000	347,760
Mexico City Airport Trust, 3.875% Sr. Sec. Nts., 4/30/28[1]	1,400,000	1,406,300
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]	3,475,000	3,694,359
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	1,390,000	1,435,175
6.75% Sr. Unsec. Nts., 8/15/24[1]	643,000	696,048

		7,902,382

Airlines—0.2%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	756,000	762,615
5.00% Sr. Unsec. Nts., 6/1/22[1]	1,261,000	1,316,169
Gol Finance SA, 7.00% Sr. Unsec. Nts., 1/31/25[1]	1,240,000	1,274,100
United Continental Holdings, Inc.:
4.25% Sr. Unsec. Nts., 10/1/22	988,000	1,021,562
4.875% Sr. Unsec. Nts., 1/15/25	791,000	832,211

		5,206,657

48        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Building Products—0.2%
Advanced Drainage Systems, Inc., 5.00% Sr. Sec. Nts., 9/30/27[1]	$384,000	$393,600
Builders FirstSource, Inc., 6.75% Sr. Sec. Nts., 6/1/27[1]	170,000	185,300
Standard Industries, Inc.:
5.00% Sr. Unsec. Nts., 2/15/27[1]	497,000	519,986
5.375% Sr. Unsec. Nts., 11/15/24[1]	1,032,000	1,064,302
6.00% Sr. Unsec. Nts., 10/15/25[1]	2,294,000	2,420,170
William Lyon Homes, Inc., 6.00% Sr. Unsec. Nts., 9/1/23	1,405,000	1,461,200

		6,044,558

Commercial Services & Supplies—0.4%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,261,000	1,311,440
ADT Security Corp. (The), 6.25% Sr. Sec. Nts., 10/15/21	1,892,000	2,031,535
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,556,000	2,594,340
GW B-CR Security Corp., 9.50% Sr. Unsec. Nts., 11/1/27[1]	902,000	929,060
Murphy Oil USA, Inc., 4.75% Sr. Unsec. Nts., 9/15/29	1,109,000	1,160,291
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.75% Sr. Sec. Nts., 4/15/26[1]	1,256,000	1,291,325
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	627,000	633,270
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	426,000	443,040
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	1,244,000	1,290,650
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,815,000	1,724,250

		13,409,201

Construction & Engineering—0.2%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,504,774
GMR Hyderabad International Airport Ltd., 5.375% Sr. Sec. Nts., 4/10/24[1]	3,475,000	3,594,583

		5,099,357

Electrical Equipment—0.1%
EnerSys, 5.00% Sr. Unsec. Nts., 4/30/23[1]	2,217,000	2,297,366
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	708,000	780,570

		3,077,936

Industrial Conglomerates—0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	641,000	670,646

Machinery—0.4%
Allison Transmission, Inc., 5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,495,012
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[1]	680,000	719,100
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	2,706,000	2,563,935
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]	638,000	680,268
6.375% Sr. Unsec. Nts., 2/15/26[1]	319,000	346,115
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26	2,623,000	2,780,380
IHS Netherlands Holdco BV, 8.00% Sr. Unsec. Nts., 9/18/27[1]	2,000,000	2,095,000

49        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Machinery (Continued)
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23		$2,478,000	$2,038,155

			12,717,965

Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75% Sr. Unsec. Nts., 7/15/27[1]		1,475,000	1,510,031
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]		1,255,000	1,415,025
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		1,878,000	1,706,633
United Rentals North America, Inc., 5.25% Sr. Unsec. Nts., 1/15/30		1,447,000	1,526,585

			6,158,274

Trading Companies & Distributors—0.3%
AerCap Global Aviation Trust, 6.50% [US0003M+430] Jr. Sub. Nts., 6/15/45[1,2]		1,623,000	1,787,329
BMC East LLC, 5.50% Sr. Sec. Nts., 10/1/24[1]		1,730,000	1,805,687
Herc Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/15/27[1]		1,277,000	1,328,080
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28		811,000	840,399
5.875% Sr. Unsec. Nts., 9/15/26		2,700,000	2,875,500
6.50% Sr. Unsec. Nts., 12/15/26		1,380,000	1,499,025

			10,136,020

Transportation Infrastructure—0.0%
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,700,890

Information Technology—0.7%
Communications Equipment—0.1%
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26		585,000	628,875
6.625% Sr. Unsec. Nts., 8/1/26		1,190,000	1,291,150

			1,920,025

Electronic Equipment, Instruments, & Components—0.1%
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[1]		1,480,000	1,535,500
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[1]		1,360,000	1,428,000

			2,963,500

IT Services—0.0%
Harland Clarke Holdings Corp.:
6.875% Sr. Sec. Nts., 3/1/20[1]		658,000	648,130
8.375% Sr. Sec. Nts., 8/15/22[1]		464,000	372,360

			1,020,490

Semiconductors & Semiconductor Equipment—0.1%
Micron Technology, Inc., 4.663% Sr. Unsec. Nts., 2/15/30		1,958,000	2,059,034

50        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Software—0.0%
Camelot Finance SA, 4.50% Sr. Sec. Nts., 11/1/26[1]		$583,000	$590,521
Technology Hardware, Storage & Peripherals—0.4%
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]		7,084,000	7,319,747
7.125% Sr. Unsec. Nts., 6/15/24[1]		1,720,000	1,825,780
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20		560,000	560,700
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]		981,000	1,036,181
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26		3,948,000	4,029,428

			14,771,836
Materials—4.0%
Chemicals—1.2%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22		690,000	725,362
6.875% Sr. Unsec. Nts., 5/15/43		396,000	453,420
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23		319,000	348,507
Braskem Netherlands Finance BV:
4.50% Sr. Unsec. Nts., 1/31/30[1]		1,095,000	1,086,787
5.875% Sr. Unsec. Nts., 1/31/50[1,6]		4,290,000	4,270,695
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21		3,441,000	3,635,420
CF Industries, Inc., 3.40% Sr. Sec. Nts., 12/1/21[1]		6,265,000	6,373,289
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		411,000	410,355
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]		1,406,000	1,474,764
ENN Clean Energy International Investment Ltd., 7.50% Sr. Unsec. Nts., 2/27/21[1]		3,750,000	3,901,875
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		1,637,000	1,640,209
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		3,735,000	3,961,326
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		333,000	329,254
5.125% Sr. Unsec. Nts., 9/15/27		312,000	322,561
5.625% Sr. Unsec. Nts., 8/1/29		2,710,000	2,820,487
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		409,000	399,797
Sociedad Quimica y Minera de Chile SA, 4.25% Sr. Unsec. Nts., 5/7/29[1]		1,805,000	1,913,751
Starfruit Finco BV/Starfruit US Holdco LLC, 6.50% Sr. Unsec. Nts., 10/1/26[1]	EUR	3,545,000	3,991,853
Unigel Luxembourg SA, 8.75% Sr. Unsec. Nts., 10/1/26[1]		2,850,000	2,867,813

			40,927,525
Construction Materials—0.2%
Cemex Finance LLC, 6.00% Sr. Sec. Nts., 4/1/24[1]		3,475,000	3,569,868
InterCement Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		1,915,000	1,417,119

			4,986,987

51        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Containers & Packaging—0.5%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.125% Sr. Sec. Nts., 8/15/26[1]	$1,350,000	$1,368,157
4.25% Sr. Sec. Nts., 9/15/22[1]	282,000	286,230
4.625% Sr. Sec. Nts., 5/15/23[1]	160,000	163,920
6.00% Sr. Unsec. Nts., 2/15/25[1]	1,101,000	1,158,802
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20	4,150,000	4,235,594
Berry Global, Inc., 4.875% Sr. Sec. Nts., 7/15/26[1]	1,227,000	1,292,951
Flex Acquisition Co., Inc.:
6.875% Sr. Unsec. Nts., 1/15/25[1]	814,000	767,195
7.875% Sr. Unsec. Nts., 7/15/26[1]	648,000	610,740
Graphic Packaging International LLC:
4.75% Sr. Unsec. Nts., 4/15/21	3,540,000	3,656,156
4.875% Sr. Unsec. Nts., 11/15/22	615,000	647,288
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]	399,000	429,923
Mauser Packaging Solutions Holding Co., 5.50% Sr. Sec. Nts., 4/15/24[1]	405,000	418,163
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,423,550
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	629,000	651,801
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.125% Sr. Sec. Nts., 7/15/23[1]	872,000	896,808
Trivium Packaging Finance BV, 5.50% Sr. Sec. Nts., 8/15/26[1]	335,000	352,169

		18,359,447
Metals & Mining—1.6%
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	3,490,000	3,974,613
Celtic Resources Holdings DAC, 4.125% Sr. Unsec. Nts., 10/9/24[1]	7,000,000	7,038,538
Corp. Nacional del Cobre de Chile, 3.00% Sr. Unsec. Nts., 9/30/29[1]	2,775,000	2,771,354
CSN Resources SA, 7.625% Sr. Unsec. Nts., 2/13/23[1]	2,790,000	2,891,486
Evraz plc, 5.375% Sr. Unsec. Nts., 3/20/23[1]	5,215,000	5,579,007
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	182,000	183,251
7.25% Sr. Unsec. Nts., 4/1/23[1]	3,674,000	3,703,851
FMG Resources August 2006 Pty Ltd., 4.75% Sr. Unsec. Nts., 5/15/22[1]	322,000	332,867
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22	398,000	403,473
4.55% Sr. Unsec. Nts., 11/14/24	285,000	297,113
5.40% Sr. Unsec. Nts., 11/14/34	7,200,000	7,065,000
5.45% Sr. Unsec. Nts., 3/15/43	287,000	268,345
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,535,000	1,570,497
Industrias Penoles SAB de CV, 5.65% Sr. Unsec. Nts., 9/12/49[1]	2,200,000	2,268,750
JSW Steel Ltd.:
4.75% Sr. Unsec. Nts., 11/12/19[1]	2,370,000	2,370,474
5.25% Sr. Unsec. Nts., 4/13/22[1]	3,600,000	3,664,748
Metinvest BV, 7.75% Sr. Unsec. Nts., 10/17/29[1]	2,680,000	2,657,890

52        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Metals & Mining (Continued)
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	$1,270,000	$1,711,871
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	3,590,000	3,069,450
Taseko Mines Ltd., 8.75% Sr. Sec. Nts., 6/15/22[1]	2,457,000	2,174,445

		53,997,023
Paper & Forest Products—0.5%
Boise Cascade Co., 5.625% Sr. Unsec. Nts., 9/1/24[1]	1,598,000	1,669,910
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,579,000	2,662,817
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	1,056,000	1,017,118
6.50% Sr. Unsec. Nts., 2/1/24	1,736,000	1,794,590
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[1]	2,565,000	2,661,188
Suzano Austria GmbH, 5.00% Sr. Unsec. Nts., 1/15/30	6,965,000	7,182,656

		16,988,279
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.3%
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	1,157,000	1,241,860
8.125% Sr. Sec. Nts., 2/1/27[1]	645,000	716,756
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	3,550,000	3,718,802
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	995,000	1,051,018
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	1,235,000	1,302,925
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	1,815,000	2,064,562
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	1,280,000	1,148,800
CommScope, Inc., 6.00% Sr. Sec. Nts., 3/1/26[1]	3,280,000	3,386,600
Frontier Communications Corp.:
10.50% Sr. Unsec. Nts., 9/15/22	4,321,000	2,041,673
11.00% Sr. Unsec. Nts., 9/15/25	1,243,000	587,318
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[1]	5,250,000	5,877,449
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	3,925,000	4,102,724
iHeartCommunications, Inc., 5.25% Sr. Sec. Nts., 8/15/27[1]	1,345,000	1,390,999
Inmarsat Finance plc, 4.875% Sr. Unsec. Nts., 5/15/22[1]	560,000	568,400
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	2,850,000	2,981,813
5.375% Sr. Unsec. Nts., 5/1/25	1,989,000	2,061,101
Oi SA, 10% Cash Rate or 4% PIK Rate and 8% Cash Rate, 10.00% Sr. Unsec. Nts., 7/27/25[14]	2,144,000	1,948,360
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	831,000	837,025
Telecom Italia Capital SA, 7.20% Sr. Unsec. Nts., 7/18/36	2,982,000	3,488,940
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	1,045,000	1,122,069
Zayo Group LLC/Zayo Capital, Inc., 6.00% Sr. Unsec. Nts., 4/1/23	1,004,000	1,037,644

		42,676,838
Wireless Telecommunication Services—0.3%
Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]	5,060,000	5,097,283

53        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Intelsat Jackson Holdings SA, 8.50% Sr. Unsec. Nts., 10/15/24[1]	$1,524,000	$1,538,767
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	863,000	892,955
4.75% Sr. Unsec. Nts., 2/1/28	1,226,000	1,296,495
5.125% Sr. Unsec. Nts., 4/15/25	384,000	400,435
6.00% Sr. Unsec. Nts., 4/15/24	671,000	697,840

		9,923,775
Utilities—1.5%
Electric Utilities—0.5%
DPL, Inc., 4.35% Sr. Unsec. Nts., 4/15/29[1]	803,000	802,799
Empresa de Transmision Electrica SA, 5.125% Sr. Unsec. Nts., 5/2/49[1]	1,810,000	2,079,237
Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]	3,500,000	3,604,244
Perusahaan Listrik Negara PT, 4.125% Sr. Unsec. Nts., 5/15/27[1]	6,955,000	7,288,214
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	435,000	436,087
Talen Energy Supply LLC, 7.25% Sr. Sec. Nts., 5/15/27[1]	393,000	393,983
TerraForm Power Operating LLC, 5.00% Sr. Unsec. Nts., 1/31/28[1]	134,000	142,000
Vistra Operations Co. LLC:
5.00% Sr. Unsec. Nts., 7/31/27[1]	1,360,000	1,411,000
5.50% Sr. Unsec. Nts., 9/1/26[1]	362,000	383,438
5.625% Sr. Unsec. Nts., 2/15/27[1]	645,000	686,119

		17,227,121
Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.50% Sr. Unsec. Nts., 5/20/25	648,000	698,285
5.875% Sr. Unsec. Nts., 8/20/26	1,875,000	2,085,938
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50% Sr. Unsec. Nts., 4/15/26[1]	440,000	422,272
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	1,416,000	1,529,280

		4,735,775
Independent Power and Renewable Electricity Producers—0.8%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	1,230,000	1,316,112
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	700,000	713,125
6.00% Sr. Unsec. Nts., 5/15/26	423,000	453,266
AES Gener SA, 6.35% [H15T5Y+491.7] Jr. Sub. Nts., 10/7/79[1,2]	1,750,000	1,760,150
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	3,485,000	3,534,923

54        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[1]	$1,400,000	$1,409,450
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	1,036,000	1,081,325
5.75% Sr. Unsec. Nts., 1/15/25	243,000	249,986
5.875% Sr. Sec. Nts., 1/15/24[1]	326,000	333,987
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25	319,000	328,570
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	4,145,000	4,310,841
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	5,215,000	5,303,655
NRG Energy, Inc.:
5.25% Sr. Unsec. Nts., 6/15/29[1]	2,371,000	2,551,789
6.625% Sr. Unsec. Nts., 1/15/27	2,342,000	2,546,925
SMC Global Power Holdings Corp., 5.95% Jr. Sub. Perpetual Bonds[3,6,17]	1,750,000	1,770,781

		27,664,885
Multi-Utilities—0.0%
TerraForm Power Operating LLC, 4.25% Sr. Unsec. Nts., 1/31/23[1]	446,000	461,610

Total Corporate Bonds and Notes (Cost $1,079,432,961)		1,076,103,449
	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A18 (Cost $97,198)	170	29,750
Common Stocks—0.0%
Claire’s Holdings LLC[18]	614	399,100
Clear Channel Outdoor Holdings, Inc., Cl. A18	153,942	358,685
Hexion Holdings Corp., Cl. B18	64,100	647,410
JSC Astana Finance, GDR (Cost $0, Acquisition Date 6/5/15)[1,8,18]	1,681,847	—
Quicksilver Resources, Inc.[8,18]	12,760,000	—
Sabine Oil & Gas Holdings, Inc.	2,510	150,600

Total Common Stocks (Cost $15,951,361)		1,555,795
	Units
Rights, Warrants and Certificates—0.0%
Agro Holdings, Inc. Wts., Exp. 4/10/24[8,18]	2,297	—
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[18]	7,821	89,941
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[18]	1,643	27,110

Total Rights, Warrants and Certificates (Cost $1,051,289)		117,051
	Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,11]	1,977,466	1,904,846
3.054% Sr. Sec. Nts., 4/30/25[1,11]	2,519,596	2,427,067
3.098% Sr. Sec. Nts., 4/30/25[1,11]	2,175,268	2,095,384
3.131% Sr. Sec. Nts., 4/30/25[1,11]	1,944,415	1,873,008
3.179% Sr. Sec. Nts., 4/30/25[1,11]	2,420,954	2,332,047

55        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Structured Securities (Continued)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued)
3.23% Sr. Sec. Nts., 4/30/25[1,11]		$2,763,152	$2,661,679
3.265% Sr. Sec. Nts., 4/30/25[1,11]		2,207,435	2,126,370
3.346% Sr. Sec. Nts., 4/30/25[1,11]		2,074,895	1,998,696
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	77,409,829	185,283

Total Structured Securities (Cost $18,268,445)			17,604,380

Short-Term Notes—0.4%
Arab Republic of Egypt Treasury Bills, 17.01%, 5/5/20[11]	EGP	146,400,000	8,476,311
Argentine Republic Treasury Bills, 5.043%, 5/29/20[11]	ARS	349,300,000	3,394,831

Total Short-Term Notes (Cost $16,859,846)			11,871,142

	Exercise Price		Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.1%
					USD
				USD
S&P 500 Index Put	USD	2,675.000	3/20/20	134,285	1		1,631,500
					USD
S&P 500 Index Put	USD	2,625.000	2/21/20	USD 69,563	0	[19]	495,550

Total Exchange-Traded Options Purchased (Cost $6,008,743)							2,127,050

	Counterparty	Exercise Price	Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.5%
					BRL
BRL Currency Put	GSCO-OT	BRL 3.432	3/27/20	BRL 3,540	3,540	144,625
					BRL
BRL Currency Put	GSCO-OT	BRL 3.350	12/6/19	BRL 1,414	1,414	1
					BRL
BRL Currency Put	GSCO-OT	BRL 3.400	12/10/19	BRL 1,414	1,414	31
					BRL
BRL Currency Call	CITNA-B	BRL 3.861	11/18/19	BRL 135,118	135,118	29,941
					BRL
BRL Currency Put	GSCO-OT	BRL 3.430	3/30/20	BRL 3,543	3,543	147,951
					BRL
BRL Currency Put	GSCO-OT	BRL 3.430	3/30/20	BRL 3,543	3,543	147,951
					EUR
EUR Currency Put	BOA	PLN 4.250	11/20/19	EUR 140,000	140,000	241,011
					EUR
EUR Currency Put	MSCO	NOK 9.757	8/20/20	EUR 105,000	105,000	427,413

56        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						EUR
EUR Currency Put	JPM	NOK	8.900	8/26/21	EUR 8,750	8,750	$ 589,410
						EUR
EUR Currency Call	GSCOI	SGD	1.395	12/31/19	EUR 70,000	70,000	27,030
						EUR
EUR Currency Put	BOA	SEK	9.250	4/29/20	EUR 7,200	7,200	628
						EUR
EUR Currency Put	JPM	CLP	699.000	1/17/20	EUR 75,000	75,000	155,373
						EUR
EUR Currency Put	SCB	IDR	14400.000	10/22/20	EUR 75,000	75,000	1,358,301
						EUR
EUR Currency Put	GSCOI	IDR	14435.000	10/22/20	EUR 56,250	56,250	1,079,144
						EUR
EUR Currency Put	JPM	IDR	14420.000	10/26/20	EUR 37,500	37,500	704,970
						EUR
EUR Currency Put	JPM	BRL	3.970	1/24/20	EUR 37,500	37,500	628,372
						EUR
EUR Currency Put	GSCO-OT	INR	74.875	8/5/20	EUR 3,500	3,500	659,218
						EUR
EUR Currency Put	JPM	ZAR	15.720	1/23/20	EUR 34,900	34,900	88,159
						EUR
EUR Currency Put	GSCOI	MXN	19.626	10/30/20	EUR 75,000	75,000	2,257,500
						EUR
EUR Currency Put	GSCO-OT	NOK	8.648	1/6/21	EUR 8,850	8,850	83,056
						EUR
EUR Currency Put	GSCO-OT	NOK	8.360	1/6/21	EUR 8,850	8,850	18,548
						EUR
EUR Currency Put	BOA	INR	72.500	10/27/20	EUR 75,000	75,000	1,067,609
						INR
INR Currency Put	GSCO-OT	INR	65.600	5/6/20	INR 5,220	5,220	101,709
						INR
INR Currency Put	JPM	INR	66.092	4/29/20	INR 3,500	3,500	86,983
						KRW
KRW Currency Call	GSCO-OT	KRW	1159.700	1/17/20	KRW 40,450,000	40,450,000	280,318

57        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						MXN
MXN Currency Put	JPM	MXN	19.655	11/26/19	MXN 330,204	330,204	$ 60,008
						MXN
MXN Currency Call	JPM	MXN	19.655	11/26/19	MXN 330,204	330,204	364,321
						MXN
MXN Currency Call	JPM	MXN	19.375	6/2/20	MXN 673,200	673,200	685,923
						MXN
MXN Currency Call	BOA	MXN	18.553	1/14/20	MXN 1,312,540	1,312,540	153,095
						MXN
MXN Currency Call	CITNA-B	MXN	19.350	6/2/20	MXN 672,300	672,300	667,090
						PHP
PHP Currency Call	GSCO-OT	PHP	51.000	11/11/19	PHP 890,000	890,000	102,617
						RUB
RUB Currency Put	GSCO-OT	RUB	58.500	8/4/20	RUB 3,850	3,850	676,236
						RUB
RUB Currency Put	GSCO-OT	RUB	57.300	3/30/20	RUB 7,086	7,086	193,452
						RUB
RUB Currency Call	JPM	RUB	70.000	2/25/21	RUB 3,714,800	3,714,800	3,768,182
						RUB
RUB Currency Put	JPM	RUB	59.000	8/5/20	RUB 3,850	3,850	822,325
						RUB
RUB Currency Call	GSCO-OT	RUB	60.000	12/18/19	RUB 3,974,300	3,974,300	1,908
						ZAR
ZAR Currency Call	GSCO-OT	ZAR	13.613	1/27/20	ZAR 240,801	240,801	17,680
						ZAR
ZAR Currency Call	GSCO-OT	ZAR	14.500	7/23/20	ZAR 531,300	531,300	688,474

Total Over-the-Counter Options Purchased (Cost $34,849,797)							18,526,563

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	3.00%	12/18/19	EUR 105,000	367,869

58        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Credit Default Swaptions Purchased (Continued)
Credit Default Swap maturing 1/15/20 Put	CITNA-B	Sell	Markit CDX North America High Yield Index, Series 33, Version 1	5.00	1/15/20	USD 51,000	466,378

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $1,786,937)							834,247

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three- Month USD BBA LIBOR	1.600%	1/9/20	USD 534,300	$1,747,166
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.865	11/14/19	USD 42,000	178,811
Interest Rate Swap maturing 3/27/20 Put	MSCO	Receive	Six-Month EUR EURIBOR	0.434	3/27/20	EUR 43,600	104,733
Interest Rate Swap Maturing 3/29/21 Put	JPM	Receive	Six-Month EUR EURIBOR	1.122	3/29/21	EUR 353,800	44,881
Interest Rate Swap Maturing 3/30/20 Put	BOA	Receive	Three- Month CAD BA CDOR	2.588	3/30/20	CAD 472,000	74,540
Interest Rate Swap Maturing 4/12/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.615	4/12/21	EUR 353,750	6,766
Interest Rate Swap Maturing 4/6/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.608	4/6/21	EUR 354,000	6,546
Interest Rate Swap maturing 8/16/24 Put	JPM	Receive	Six-Month EUR EURIBOR	2.098	8/16/24	EUR 70,000	1,136,373

59        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Pay/Receive				Notional
		Floating	Floating	Fixed	Expiration	Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.695%	8/17/20	USD 121,500	$ 2,142,789
Interest Rate Swap maturing 8/17/20 Put	GSCOI	Receive	Three- Month USD BBA LIBOR	2.500	8/17/20	USD 175,000	1,253,465
Interest Rate Swap maturing 8/26/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	2.500	8/26/20	USD 175,000	378,607
Interest Rate Swap maturing 8/28/20 Put	GSCOI	Pay	Three- Month KRW CD	2.000	8/28/20	KRW 84,000,000	200,227

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $10,184,586)							7,274,904

	Shares
Investment Companies—16.3%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[20]	428,982,245		428,982,245
Invesco Oppenheimer Master Event-Linked Bond Fund[21]	4,409,321		70,479,468
Invesco Oppenheimer Ultra-Short Duration Fund[21]	9,392,309		46,961,543
OFI Carlyle Private Credit Fund, Cl. I21	164,371		1,530,295

Total Investment Companies (Cost $559,809,791)			547,953,551
Total Investments, at Value (Cost $3,760,466,308)	109.7%		3,688,538,439
Net Other Assets (Liabilities)	(9.7)		(326,947,738)

Net Assets	100.0	% $	3 ,361,590,701

Footnotes to Consolidated Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,430,307,250, which represented 42.55% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of this security is owned by the subsidiary.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,559,833 or 0.37% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

60        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Schedule of Investments (continued)

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Consolidated Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $10,897,278. See Note 1 of the accompanying Consolidated Notes.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

13. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

14. Interest or dividend is paid-in-kind, when applicable.

15. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

16. Security received as the result of issuer reorganization.

17. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

18. Non-income producing security.

19. Number of contracts are less than 500.

20. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

21. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2019	Gross Additions	Gross Reductions	Shares October 31, 2019
Investment Company
Invesco Oppenheimer Limited-Term Bond Fund	4,077,028	10,555	4,087,583	—
Invesco Oppenheimer Master Event-Linked Bond Fund	4,436,854	—	27,533	4,409,321
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	9,375,659	16,650	—	9,392,309
OFI Carlyle Private Credit Fund, Cl. I	328,742	—	164,371	164,371

61        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Footnotes to Consolidated Schedule of Investments (continued)

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Limited-Term Bond Fund	$—	$22,679		$522,028	$(522,028)
Invesco Oppenheimer Master Event-Linked Bond Fund	70,479,468	439,248	[a,b]	(128,585)[a]	412,772 [a]
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y	46,961,543	88,203		—	—
OFI Carlyle Private Credit Fund, Cl. I	1,530,295	—		(70,680)	(13,337)

Total	$118,971,306	$550,130		$322,763	$(122,593)

a. Represents the amount allocated to the fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

b. Net of expenses allocated to the fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$2,120,113,018	57.5%
United Kingdom	197,015,155	5.3
India	130,852,652	3.5
Indonesia	95,723,955	2.6
Greece	90,496,084	2.5
Mexico	85,849,462	2.3
South Africa	77,604,881	2.1
Egypt	76,463,089	2.1
France	73,933,306	2.0
Brazil	64,305,687	1.7
Italy	58,974,677	1.6
Russia	52,894,787	1.4
China	49,651,470	1.3
Switzerland	42,514,249	1.2
Argentina	32,991,506	0.9
Spain	32,307,380	0.9
Turkey	28,707,279	0.8
Sri Lanka	26,808,751	0.7
Netherlands	24,002,270	0.7
Ireland	22,183,536	0.6
Canada	21,879,337	0.6
Austria	17,502,715	0.5
Thailand	16,901,389	0.5
Luxembourg	14,990,496	0.4
Macau	14,598,707	0.4
Panama	13,352,102	0.4
Colombia	13,251,771	0.4
Senegal	13,135,154	0.4
Ukraine	12,523,109	0.3
Dominican Republic	12,388,242	0.3
Azerbaijan	12,055,232	0.3

62        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Oman	$11,667,027	0.3%
New Zealand	10,813,651	0.3
Ecuador	9,620,109	0.3
Chile	8,883,733	0.2
Ivory Coast	8,470,836	0.2
Portugal	7,629,523	0.2
Paraguay	7,344,482	0.2
United Arab Emirates	7,148,769	0.2
Cyprus	6,174,923	0.2
Peru	6,022,713	0.2
Angola	5,825,250	0.2
Kenya	5,464,446	0.1
Kazakhstan	4,884,403	0.1
Germany	4,719,272	0.1
Mauritius	4,102,724	0.1
Morocco	3,961,326	0.1
Zambia	3,887,103	0.1
Fiji	3,735,315	0.1
El Salvador	3,443,212	0.1
Singapore	2,529,986	0.1
Hong Kong	2,500,824	0.1
Belgium	2,270,563	0.1
Supranational	2,139,026	0.1
Nigeria	2,095,000	0.1
Philippines	1,873,398	0.0
Eurozone	1,667,168	0.0
Sweden	1,519,357	0.0
Norway	1,118,428	0.0
South Korea	480,545	0.0
Australia	332,868	0.0
Poland	241,011	0.0

Total	$3,688,538,439	100.0%

Forward Currency Exchange Contracts as of October 31, 2019
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	05/2020	CLP	1,578,600	USD	2,305	$—	$(165,282)
BAC	11/2019	EUR	69,965	USD	78,201	—	(75,489)
BAC	12/2019	MYR	2,190	USD	519	6,120	—
BAC	11/2019	NOK	44,500	USD	5,005	—	(165,231)
BAC	11/2019	USD	45,090	NZD	71,000	—	(446,281)
BAC	12/2019	ZAR	120,580	USD	7,786	145,344	—
BNP	11/2019	EUR	6,300	USD	6,959	75,560	—
BOA	11/2019 - 01/2020	EUR	92,740	USD	102,167	1,525,098	(85,456)
BOA	01/2020	IDR	188,850,000	USD	13,208	82,577	—
BOA	11/2019 - 01/2020	JPY	2,096,000	USD	19,771	—	(293,736)
BOA	12/2019	KRW	7,520,050	USD	6,175	256,478	—
BOA	11/2019 - 01/2020	NOK	80,000	USD	8,892	—	(190,611)
BOA	01/2020	NZD	9,000	USD	5,705	74,184	—
BOA	11/2019 - 01/2020	SEK	775,200	USD	80,242	776,915	(491,928)

63        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	12/2019	TRY	30,550	USD	5,233	$47,105	$—
BOA	11/2019	USD	474	CAD	625	—	(872)
BOA	11/2019 - 01/2020	USD	163,087	EUR	146,710	303,680	(1,385,637)
BOA	01/2020	USD	33,980	GBP	27,380	—	(1,588,385)
BOA	11/2019	USD	9,760	JPY	1,048,000	45,665	—
BOA	11/2019	USD	4,389	NOK	40,000	38,873	—
BOA	11/2019	USD	39,374	SEK	387,600	—	(807,625)
BOA	12/2019 - 03/2020	USD	10,308	TRY	61,100	—	(129,277)
BOA	03/2020	USD	15,319	ZAR	237,120	—	(105,187)
BOA	03/2020	ZAR	474,240	USD	31,832	101,543	(1,102,109)
CITNA-B	11/2019	BRL	361,697	USD	87,381	2,847,745	(40,926)
CITNA-B	11/2019 - 01/2020	CAD	1,250	USD	943	6,654	—
CITNA-B	05/2020	CLP	5,156,400	USD	7,528	—	(540,160)
CITNA-B	12/2019	COP	82,083,935	USD	23,770	474,690	—
CITNA-B	11/2019 - 01/2020	EUR	210,450	USD	232,127	2,930,477	(33,125)
CITNA-B	11/2019	GBP	54,875	USD	68,182	2,940,876	—
CITNA-B	12/2019	MXN	804,459	USD	40,405	1,126,482	—
CITNA-B	11/2019 - 01/2020	NOK	854,500	USD	94,477	—	(1,530,639)
CITNA-B	12/2019	RUB	2,266,200	USD	34,378	735,237	—
CITNA-B	11/2019	USD	89,162	BRL	361,697	103,226	(1,129,062)
CITNA-B	11/2019	USD	469	CAD	625	—	(5,148)
CITNA-B	11/2019 - 12/2019	USD	20,113	CLP	14,347,162	753,399	—
CITNA-B	12/2019	USD	13,180	COP	45,513,700	—	(263,205)
CITNA-B	11/2019 - 01/2020	USD	443,337	EUR	398,410	471,604	(3,076,662)
CITNA-B	11/2019 - 01/2020	USD	139,779	GBP	112,880	—	(6,697,216)
CITNA-B	12/2019 - 03/2020	USD	80,392	MXN	1,608,919	—	(2,117,817)
CITNA-B	11/2019	USD	46,837	NOK	427,250	372,555	—
CITNA-B	12/2019	USD	336	PEN	1,140	—	(4,667)
CITNA-B	12/2019	USD	30,329	RUB	1,985,100	13,550	(441,248)
CITNA-B	12/2019	USD	16,731	THB	515,050	—	(334,973)
CITNA-B	12/2019	USD	20,825	TRY	121,260	—	(133,109)
DEU	11/2019	USD	7,407	GBP	6,000	—	(370,052)
GSCO-OT	03/2021	BRL	95,000	USD	22,903	62,284	—
GSCO-OT	11/2019	CAD	625	USD	472	2,321	—
GSCO-OT	11/2019	CLP	12,539,600	USD	17,606	—	(685,928)
GSCO-OT	11/2019 - 01/2021	EUR	168,186	USD	194,305	810,285	(4,823,144)
GSCO-OT	05/2020	INR	3,598,746	USD	49,590	—	(101,235)
GSCO-OT	02/2021	RUB	1,589,400	USD	23,350	101,376	—
GSCO-OT	02/2020 - 03/2020	TRY	85,120	USD	14,292	117,557	—
GSCO-OT	03/2021	USD	78,466	BRL	321,838	104,563	(722,984)
GSCO-OT	11/2019	USD	474	CAD	625	—	(965)
GSCO-OT	11/2019 - 05/2020	USD	29,014	CLP	20,036,765	1,909,084	—
GSCO-OT	11/2019 - 05/2020	USD	89,434	EUR	80,496	438,020	(1,198,828)
GSCO-OT	10/2020	USD	27,400	IDR	402,095,000	52,276	—
GSCO-OT	05/2020 - 08/2020	USD	83,765	INR	6,127,731	149,427	(296,207)
GSCO-OT	01/2021	USD	69,698	NOK	585,800	6,100,835	—
GSCO-OT	12/2019	USD	23,231	RUB	1,519,700	20,719	(335,403)
GSCO-OT	02/2020	USD	8,007	TRY	49,560	—	(399,800)

64        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	01/2020 - 03/2020	USD	47,740	ZAR	730,840	$191,058	$(76,615)
GSCO-OT	01/2020 - 03/2020	ZAR	520,120	USD	33,853	87,356	(6,890)
HSBC	11/2019	EUR	3,165	USD	3,528	6,246	—
HSBC	11/2019	NOK	45,000	USD	5,062	—	(168,219)
HSBC	11/2019	USD	43,833	EUR	38,945	352,047	(3,952)
HSBC	11/2019	USD	9,923	JPY	1,048,000	208,761	—
JPM	11/2019 - 04/2020	BRL	773,044	USD	191,782	660,788	(103,226)
JPM	11/2019 - 05/2020	CLP	10,715,465	USD	14,980	—	(506,368)
JPM	11/2019 - 08/2021	EUR	274,034	USD	305,798	2,641,227	(157,803)
JPM	11/2019 - 01/2020	GBP	32,315	USD	39,771	2,126,501	—
JPM	12/2019	HUF	16,000	USD	53	1,314	—
JPM	12/2019	IDR	399,523,000	USD	27,495	737,220	—
JPM	12/2019 - 08/2020	INR	3,934,624	USD	53,632	463,042	—
JPM	11/2019 - 01/2020	JPY	5,400,000	USD	50,552	—	(458,364)
JPM	03/2020	MXN	83,913	USD	4,295	—	(20,786)
JPM	01/2020	NZD	45,550	USD	28,939	313,297	(2,629)
JPM	12/2019 - 03/2020	PLN	1,880	USD	483	9,676	—
JPM	12/2019	RUB	1,589,400	USD	24,625	—	(3,815)
JPM	12/2019	THB	515,050	USD	16,873	192,468	—
JPM	12/2019 - 03/2020	TRY	242,520	USD	40,500	928,506	—
JPM	11/2019 - 12/2019	USD	115,481	BRL	464,387	40,927	(305,108)
JPM	12/2019	USD	11,219	CLP	8,137,165	234,115	—
JPM	11/2019 - 08/2020	USD	285,061	EUR	256,750	448,142	(3,304,426)
JPM	11/2019 - 01/2020	USD	67,516	GBP	55,150	—	(4,046,366)
JPM	12/2019 - 03/2020	USD	109	HUF	32,000	984	(1,316)
JPM	12/2019 - 01/2020	USD	93,000	IDR	1,346,970,000	—	(2,127,670)
JPM	12/2019	USD	103,733	INR	7,469,800	—	(815,996)
JPM	11/2019	USD	41,589	JPY	4,462,367	229,610	—
JPM	08/2021	USD	42,144	NOK	378,550	1,146,517	—
JPM	12/2019	USD	239	PLN	940	—	(6,966)
JPM	12/2019 - 02/2021	USD	51,808	RUB	3,435,330	140,047	(140,417)
JPM	12/2019 - 03/2020	USD	33,613	THB	1,030,100	—	(541,676)
JPM	12/2019 - 03/2020	USD	61,312	TRY	363,780	—	(1,074,478)
JPM	12/2019 - 03/2020	USD	150,114	ZAR	2,315,390	70,683	(1,371,494)
JPM	12/2019 - 03/2020	ZAR	1,305,070	USD	85,740	121,552	(94,816)
MOS	05/2020	CLP	2,586,700	USD	3,764	—	(258,743)
RBC	11/2019 - 01/2020	EUR	114,420	USD	126,288	1,617,798	(71,851)
RBC	11/2019 - 01/2020	GBP	7,400	USD	9,208	394,538	—
RBC	11/2019 - 01/2020	JPY	3,760,000	USD	35,498	—	(559,083)
RBC	11/2019 - 01/2020	USD	219,344	EUR	196,625	823,907	(1,559,441)
RBC	11/2019	USD	4,561	GBP	3,700	—	(234,333)
RBC	11/2019	USD	17,600	JPY	1,880,000	173,914	—

Total Unrealized Appreciation and Depreciation						$40,486,625	$(50,338,456)

65        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Futures Contracts as of October 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro BUXL	Sell	12/6/19	256	EUR 61,268	$59,947,107	$1,320,766
Euro-BTP	Sell	12/6/19	1,272	EUR 204,927	204,954,040	(27,191)
United States Treasury Long Bonds	Buy	12/19/19	9	USD 1,490	1,452,375	(37,140)
United States Treasury Long Bonds	Sell	12/19/19	741	USD 122,376	119,578,875	2,797,232
United States Treasury Nts., 10 yr.	Buy	12/19/19	1,260	USD 163,449	164,174,063	725,027
United States Treasury Nts., 10 yr.	Sell	12/19/19	48	USD 6,335	6,254,250	81,083
United States Treasury Nts., 2 yr.	Sell	12/31/19	2,254	USD 486,801	485,965,921	835,055
United States Treasury Nts., 5 yr.	Buy	12/31/19	373	USD 44,749	44,462,766	(286,164)
United States Ultra Bonds	Buy	12/19/19	324	USD 63,091	61,479,000	(1,611,650)

						$3,797,018

Exchange-Traded Options Written at October 31, 2019
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
S&P 500 Index Put	USD 2,400.000	3/20/20	USD (1)	USD 120,480	$2,059,686	$(597,380)
S&P 500 Index Put	USD 2,350.000	2/21/20	USD (0)[1]	USD 62,275	627,232	(160,325)

Total Exchange-Traded Options Written					$2,686,918	$(757,705)

Over-the-Counter Options Written at October 31, 2019
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
BRL Currency Put[1]	CITNA-B	BRL 4.239	11/18/19	BRL (148,348)	BRL 148,348	$390,010	$(25,645)
BRL Currency Put	GSCO-OT	BRL 4.500	12/6/19	BRL (1,414)	BRL 1,414	250,561	(14,546)
BRL Currency Put[1]	GSCO-OT	BRL 4.500	12/10/19	BRL (1,414)	BRL 1,414	294,112	(17,313)
BRL Currency Put[2]	GSCO-OT	BRL 4.500	3/30/20	BRL (3,543)	BRL 3,543	619,316	(396,307)
BRL Currency Put[2]	GSCO-OT	BRL 4.500	3/30/20	BRL (3,543)	BRL 3,543	619,317	(396,307)

66        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counterarty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
BRL Currency Put[2]	GSCO-OT	BRL 4.500	3/27/20	BRL (3,540)	BRL 3,540	$617,376	$(390,801)
BRL Currency Put[3]	GSCO-OT	BRL 4.230	3/4/21	BRL (149,900)	BRL 149,900	1,679,022	(1,752,454)
BRL Currency Put	JPM	BRL 4.250	3/4/21	BRL (150,600)	BRL 150,600	1,589,273	(1,695,197)
CLP Currency Put[4]	GSCO-OT	CLP 700.000	5/11/20	CLP (24,360,000)	CLP 24,360,000	890,880	(2,068,651)
EUR Currency Call	BOA	ZAR 20.000	8/5/20	EUR (3,500)	EUR 3,500	763,768	(486,005)
EUR Currency Call	BOA	INR 77.550	10/27/20	EUR (75,000)	EUR 75,000	818,250	(853,662)
EUR Currency Put	BOA	INR 69.300	10/27/20	EUR (75,000)	EUR 75,000	342,750	(259,965)
EUR Currency Call	BOA	RUB 73.090	12/20/19	EUR (34,900)	EUR 34,900	416,416	(307,432)
EUR Currency Put	GSCOI	TRY 5.500	10/12/20	EUR (26,250)	EUR 26,250	307,335	(370,620)
EUR Currency Put	GSCOI	MXN 18.205	10/30/20	EUR (75,000)	EUR 75,000	587,400	(587,400)
EUR Currency Call	GSCOI	IDR 15640.000	10/22/20	EUR (56,250)	EUR 56,250	725,625	(688,533)
EUR Currency Put	GSCOI	IDR 13685.000	10/22/20	EUR (56,250)	EUR 56,250	320,625	(265,876)
EUR Currency Call	GSCOI	RUB 72.860	12/16/19	EUR (62,600)	EUR 62,600	696,924	(553,680)
EUR Currency Call	GSCOI	MXN 22.036	10/30/20	EUR (75,000)	EUR 75,000	1,449,675	(1,449,675)
EUR Currency Call	GSCOI	TRY 7.750	10/12/20	EUR (26,250)	EUR 26,250	964,870	(529,170)
EUR Currency Call	GSCO-OT	INR 90.000	8/5/20	EUR (3,500)	EUR 3,500	684,103	(506,541)
EUR Currency Call[5]	GSCO-OT	NOK 11.000	1/6/21	EUR (7,075)	EUR 7,075	1,417,482	(2,057,072)
EUR Currency Call	GSCO-OT	ZAR 20.000	8/4/20	EUR (3,500)	EUR 3,500	549,827	(489,727)

67        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
EUR Currency Call	GSCO-OT	INR 90.000	5/6/20	EUR (5,220)	EUR 5,220	$916,901	$(351,238)
EUR Currency Call	JPM	ZAR 17.290	1/23/20	EUR (34,900)	EUR 34,900	642,073	(832,383)
EUR Currency Put	JPM	ZAR 14.760	1/23/20	EUR (34,900)	EUR 34,900	241,264	(8,711)
EUR Currency Call	JPM	NOK 11.000	8/26/21	EUR (4,375)	EUR 4,375	1,302,085	(1,757,967)
EUR Currency Put	JPM	BRL 3.790	1/24/20	EUR (37,500)	EUR 37,500	173,625	(154,443)
EUR Currency Call	JPM	IDR 15625.000	10/26/20	EUR (37,500)	EUR 37,500	490,687	(472,940)
EUR Currency Put	JPM	IDR 13660.000	10/26/20	EUR (37,500)	EUR 37,500	212,250	(171,157)
EUR Currency Call	JPM	BRL 4.230	1/24/20	EUR (37,500)	EUR 37,500	394,875	(331,190)
EUR Currency Put	JPM	MXN 18.265	6/2/20	EUR (37,500)	EUR 37,500	206,250	(167,436)
EUR Currency Call	JPM	MXN 21.170	6/2/20	EUR (37,500)	EUR 37,500	540,000	(492,995)
EUR Currency Put	JPM	CLP 675.000	1/17/20	EUR (75,000)	EUR 75,000	270,000	(32,992)
EUR Currency Put	JPM	CLP 733.000	1/17/20	EUR (75,000)	EUR 75,000	577,500	(1,737,527)
EUR Currency Call[6]	JPM	INR 90.000	4/29/20	EUR (3,500)	EUR 3,500	556,686	(220,511)
EUR Currency Call	MSCO	NOK 10.758	8/20/20	EUR (105,000)	EUR 105,000	1,243,520	(1,572,847)
EUR Currency Call	MSCO	BRL 5.250	8/24/21	EUR (26,200)	EUR 26,200	1,472,448	(1,337,265)
EUR Currency Put	SCB	IDR 13700.000	10/22/20	EUR (75,000)	EUR 75,000	444,375	(365,184)
EUR Currency Call	SCB	IDR 15600.000	10/22/20	EUR (75,000)	EUR 75,000	961,575	(947,736)
IDR Currency Put	GSCO-OT	IDR 15360.000	6/18/20	USD (1,137,000,000)	USD 1,137,000,000	1,598,906	(523,020)

68        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
KRW Currency Call	GSCO-OT	KRW 1122.350	1/17/20	KRW (39,100,000)	KRW 39,100,000	$119,807	$(38,318)
KRW Currency Put	GSCO-OT	KRW 1213.250	1/17/20	KRW (42,000,000)	KRW 42,000,000	246,478	(81,480)
MXN Currency Put	BOA	MXN 22.363	1/14/20	MXN (1,582,090)	MXN 1,582,090	1,599,246	(38,809)
MXN Currency Put	CITNA-B	MXN 22.940	6/2/20	MXN (797,000)	MXN 797,000	757,519	(169,474)
MXN Currency Put	JPM	MXN 20.240	5/27/20	MXN (425,040)	MXN 425,040	924,840	(492,634)
MXN Currency Call	JPM	MXN 20.240	5/27/20	MXN (425,040)	MXN 425,040	924,840	(930,289)
RUB Currency Call	CITNA-B	RUB 63.040	12/16/19	RUB (1,972,200)	RUB 1,972,200	279,530	(87,369)
RUB Currency Call	JPM	RUB 60.000	2/25/21	RUB (3,184,100)	RUB 3,184,100	578,180	(438,896)
RUB Currency Put	JPM	RUB 80.000	2/25/21	RUB (4,245,500)	RUB 4,245,500	2,365,858	(821,419)
THB Currency Put	SCB	THB 31.500	12/20/19	THB (2,196,300)	THB 2,196,300	396,101	(23,984)
ZAR Currency Put	GSCO-OT	ZAR 16.000	7/23/20	ZAR (781,700)	ZAR 781,700	1,422,401	(2,047,335)
ZAR Currency Put	GSCO-OT	ZAR 16.208	1/27/20	ZAR (286,705)	ZAR 286,705	518,413	(183,096)

Total Over-the-Counter Options Written						$39,373,150	$(32,993,224)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.6 BRL per 1 USD.

2. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

3. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.61 BRL per 1 USD.

4. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 650 CLP per 1 USD.

5. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 EUR.

6. Upper Barrier Level: 90 INR/EUR Lower Barrier Level: 75 INR/EUR If at any time during the Event Period, the Spot Exchange Rate, in accordance with the Barrier Event Rate Source B, is equal to or less than the Lower Barrier Level this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium). Provided a Knock-Out event has not occurred, if at the Expiration Time on the Expiration Date: (i) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is equal to or greater than the Upper Barrier Level, this Transaction will be automatically exercised and the Seller shall pay the Settlement Amount to the Buyer on the Settlement Date. (ii) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is not equal to or greater than the Upper Barrier Level, this Transaction shall expire without any payment obligation on the part of either party (except in respect of the Premium) at the Expiration Time on the Expiration Date. If a

69        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Knock-Out event has occurred, notwithstanding the above, this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium).

Centrally Cleared Credit Default Swaps at October 31, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International	Sell	1.000%	6/20/22	USD 7,500	$464,303	$73,288	$537,591
CDX.EM.31	Buy	1.000	6/20/24	USD 21,450	(969,151)	840,698	(128,453)
CDX.NA.HY.33	Buy	5.000	12/20/24	USD 189,350	11,454,449	(14,567,673)	(3,113,224)
Colombia Government International	Buy	1.000	12/20/24	USD 7,000	20,678	(70,467)	(49,789)
Indonesia Government International	Buy	1.000	12/20/24	USD 7,000	32,526	(88,983)	(56,457)
Turkey Government International Bond	Buy	1.000	12/20/24	USD 7,500	(890,025)	790,357	(99,668)

Total Centrally Cleared Credit Default Swaps					$10,112,780	$(13,022,780)	$(2,910,000)

Over-the-Counter Credit Default Swaps at October 31, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 28 (20-35%)	JPM	Sell	5.000	12/20/22	EUR	10,000	$(1,549,814)	$890,646	$(659,168)
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	3,586	596,602	(119,881)	476,721
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	8,966	1,343,371	(299,736)	1,043,635
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	8,350	1,298,472	(341,125)	957,347
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	6,000	90,026	12,040	102,066
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	3,590	566,429	(120,015)	446,414
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/24	USD	6,000	413,483	(112,025)	301,458
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/26	USD 14,000		1,616,439	(671,993)	944,446
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/29	USD	8,750	1,683,593	(743,726)	939,867
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/26	USD 13,250		1,652,965	(635,993)	1,016,972
Hellenic Republic Government Bond	BOA	Sell	1.000	6/20/26	USD	7,000	849,356	(335,996)	513,360
Hellenic Republic Government Bond	BOA	Sell	1.000	6/20/24	USD	3,500	286,767	(65,348)	221,419
Intesa Sanpaolo S.p.A.	JPM	Sell	5.000	12/20/22	EUR 35,000		(5,717,660)	5,826,301	108,641
iTraxx Europe Crossover Series 24 Version 1	JPM	Sell	5.000	12/20/20	EUR	7,100	(513,179)	305,970	(207,209)

70        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc	JPM	Buy	1.000%	6/20/24	EUR	1,750	$(76,780)	$13,284	$(63,496)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	56,432	191,999
Royal Bank Of Scotland Group plc	JPM	Buy	1.000	6/20/24	EUR	1,750	(88,150)	19,777	(68,373)

Total Over-the-Counter Credit Default Swaps							$2,587,487	$3,678,612	$6,266,099

Centrally Cleared Interest Rate Swaps at October 31, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 5,775	—	(719,580)	(719,580)
BOA	Pay	BZDIOVRA	6.630	1/2/25	BRL 39,200	—	294,563	294,563
BOA	Receive	BBSW6M	1.655	7/16/29	AUD 26,000	—	(659,342)	(659,342)
CITNA-B	Pay	COOVIBR	5.200	8/1/29	COP 30,347,000	—	(93,986)	(93,986)
CITNA-B	Pay	COOVIBR	5.220	8/12/29	COP 14,450,000	—	(40,439)	(40,439)
CITNA-B	Pay	COOVIBR	5.560	8/26/26	COP 29,197,000	—	305,823	305,823
CITNA-B	Receive	Three-Month USD BBA LIBOR	1.535	1/3/30	USD 56,245	—	322,599	322,599
CITNA-B	Receive	Three-Month USD BBA LIBOR	1.475	1/7/30	USD 56,035	—	630,444	630,444
CITNA-B	Pay	Three-Month USD BBA LIBOR	1.395	1/7/22	USD 267,610	—	(564,638)	(564,638)
CITNA-B	Pay	Three-Month USD BBA LIBOR	1.476	1/3/22	USD 267,505	—	(155,105)	(155,105)
CITNA-B	Pay	CDOR03	1.803	10/1/21	CAD 117,950	(1,637)	(24,240)	(25,877)
CITNA-B	Pay	CDOR03	1.848	10/11/21	CAD 350,000	—	291,033	291,033
CITNA-B	Pay	CDOR03	1.840	10/11/21	CAD 350,000	—	271,627	271,627
CITNA-B	Receive	Three-Month USD BBA LIBOR	1.693	1/17/30	USD 56,500	—	(496,992)	(496,992)
CITNA-B	Pay	CDOR03	1.880	10/17/21	CAD 505,500	—	445,900	445,900
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 1,925,000	—	690,567	690,567
CITNA-B	Pay	CDOR03	1.917	10/24/29	CAD 106,500	—	630,799	630,799
CITNA-B	Receive	CDOR03	1.740	10/1/29	CAD 24,850	473	166,899	167,372
CITNA-B	Pay	CDOR03	1.953	10/25/29	CAD 54,375	—	457,466	457,466
DEU	Pay	MXN TIIE BANXICO	7.340	7/24/29	MXN 92,200	—	256,260	256,260
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR 73,535	—	105,182	105,182
DEU	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN 1,131,020	—	1,309,257	1,309,257

71        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
DEU	Pay	MXN TIIE BANXICO	8.525%	1/15/24	MXN 169,550	$—	$734,044	$734,044
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 156,300	—	543,768	543,768
GSCOI	Receive	CPURNSA	1.873	7/25/24	USD 122,000	—	(1,887,536)	(1,887,536)
GSCOI	Receive	CPURNSA	1.869	7/22/24	USD 113,000	—	(1,567,161)	(1,567,161)
GSCOI	Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN 86,300	—	651,653	651,653
GSCOI	Pay	MXN TIIE BANXICO	7.845	12/7/23	MXN 333,700	—	976,950	976,950
GSCOI	Pay	BZDI	6.825	1/4/21	BRL 32,300	—	223,956	223,956
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN 35,000	—	(154,565)	(154,565)
GSCOI	Receive	CPURNSA	1.883	7/19/24	USD 113,000	—	(1,807,399)	(1,807,399)
GSCOI	Pay	MXN TIIE BANXICO	7.200	7/27/22	MXN 443,400	—	501,761	501,761
GSCOI	Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD 3,760	—	(19,652)	(19,652)
HSBC	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN 316,295	—	604,406	604,406
JPM	Pay	MXN TIIE BANXICO	6.765	10/11/29	MXN 97,500	—	48,447	48,447
JPM	Pay	COOVIBR	4.890	10/17/20	COP 113,100,000	—	211,463	211,463
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN 1,561,000	—	1,472,822	1,472,822
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR 45,000	—	96,266	96,266
JPM	Receive	MXN TIIE BANXICO	6.975	10/22/20	MXN 740,625	—	(17,064)	(17,064)
JPM	Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN 252,000	—	69,473	69,473
JPM	Pay	MXN TIIE BANXICO	6.710	9/23/21	MXN 358,750	—	74,410	74,410
JPM	Receive	Three-Month USD BBA LIBOR	1.747	11/14/49	USD 29,500	—	261,317	261,317
JPM	Pay	Three-Month USD BBA LIBOR	1.460	11/14/21	USD 357,000	—	(587,643)	(587,643)
JPM	Pay	MXN TIIE BANXICO	7.810	12/7/23	MXN 403,200	—	1,153,148	1,153,148
JPM	Pay	BZDIOVRA	6.528	1/2/24	BRL 45,400	—	331,321	331,321
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL 1,067,100	—	1,031,587	1,031,587
JPM	Pay	BZDI	2.280	1/4/27	BRL 106,000	—	3,073,294	3,073,294
JPM	Pay	MXN TIIE BANXICO	6.395	10/21/24	MXN 825,000	—	125,121	125,121
MSCO	Receive	CPURNSA	1.856	7/30/24	USD 153,750	—	(2,034,011)	(2,034,011)
SIB	Pay	BZDI	8.415	1/2/25	BRL 95,000	—	2,327,032	2,327,032
SIB	Pay	MXN TIIE BANXICO	7.880	6/9/22	MXN 382,300	—	739,047	739,047

Total Centrally Cleared Interest Rate Swaps						$ (1,164)	$10,600,352	$10,599,188

72        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaps at October 31, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR 590,000	$—	$261,568	$261,568
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	5.740	5/16/21	INR 2,643,000	—	(437,249)	(437,249)
BOA	Receive	INR FBIL MIBOR OIS Compound	5.670	5/27/21	INR 2,600,000	—	(343,955)	(343,955)
GSCOI	Pay	MOSKP3	8.270	5/23/24	RUB 230,000	—	299,264	299,264
GSCOI	Pay	MOSKP3	8.360	6/24/29	RUB 301,575	—	584,116	584,116
GSCOI	Pay	MOSKP3	6.580	10/25/21	RUB 6,510,000	—	(24,858)	(24,858)
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR 600,000	—	(477,739)	(477,739)

Total Over-the-Counter Interest Rate Swaps						$—	$(138,853)	$(138,853)

Over-the-Counter Credit Default Swaptions Written at October 31, 2019
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	5.000%	12/18/19	EUR	105,000	$1,045,028	$(546,672)
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR	105,000	638,628	(51,787)
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR	105,000	197,394	(1,641)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.33. V1	5.000	11/20/19	USD	99,389	337,923	(59,122)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.33. V1	5.000	12/18/19	USD	75,000	262,500	(207,305)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.33. V1	5.000	12/18/19	USD	112,500	483,750	(390,558)

73        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaptions Written (Continued)
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 1/15/20 Put	CITNA-B	Sell	Markit CDX North America High Yield Index, Series 33, Version 1	5.0%	1/15/20	USD	51,000	$169,575	$(193,194)

Total Over-the-Counter Credit Default Swaptions Written								$3,134,798	$(1,450,279)

Over-the-Counter Interest Rate Swaptions Written at October 31, 2019
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 4/24/20 Call	BOA	Pay	Three- Month USD BBA LIBOR	1.%	4/24/20	USD	112,500	$607,725	$(738,838)
Interest Rate Swap maturing 4/24/20 Put	BOA	Receive	Three- Month USD BBA LIBOR	1.725	4/24/20	USD	112,500	607,725	(404,110)
Interest Rate Swap maturing 4/24/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.340	4/24/20	USD	450,000	2,520,000	(3,073,991)
Interest Rate Swap maturing 4/24/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.661	4/24/20	USD	337,500	837,000	(611,442)
Interest Rate Swap maturing 4/24/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.740	4/24/20	USD	450,000	2,295,000	(1,530,450)
Interest Rate Swap maturing 4/24/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.361	4/24/20	USD	337,500	833,625	(986,057)
Interest Rate Swap maturing 4/24/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.667	4/24/20	USD	225,000	558,000	(398,684)
Interest Rate Swap maturing 4/24/20 Call	MSCO	Pay	Three- Month USD BBA LIBOR	1.368	4/24/20	USD	225,000	558,000	(667,431)
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three- Month RUB MOSPRIME NFEA	8.080	6/15/20	RUB	582,700	181,226	(75,499)

74        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three- Month USD BBA LIBOR	1.600%	1/9/20	USD	232,500	$1,243,875	$(2,232,535)
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.630	11/14/19	USD	222,000	670,189	(77,922)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.530	8/17/20	USD	520,000	1,908,065	(1,829,214)
Interest Rate Swap maturing 3/27/20 Call	MSCO	Pay	Six- Month EUR EURIBOR	0.000	3/27/20	EUR	43,500	414,117	(68,596)

Total Over-the-Counter Interest Rate Swaptions Written								$13,234,547	$(12,694,769)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SIB	Banco Santander SA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won

75        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	ASX Australian Bank Bill Short Term Rate 6 Month Mid
BP0003M	ICE LIBOR GBP 3 Month
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CD	Certificate of Deposit
CDOR03	Canada Bankers Acceptance 3 Months
CDX.EM.31	Markit CDX Emerging Markets Index
CDX.NA.HY.33	Markit CDX North American High Yield
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPURNSA	US Consumer Price Index Urban Consumers
EUR003M	EURIBOR 3 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
GDR	Global Depositary Receipts
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
iTraxx Europe
Crossover Series 24
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe
Crossover Series 28 Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe
Crossover Series 31
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange

76        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Definitions (Continued)
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	Moscow Prime Offered Rate
MSCI	Morgan Stanley Capital International
OIS	Overnight Index Swap
PRIME4	United States Prime Rate-Quarterly
S&P	Standard & Poor’s
SONIA3M	Sterling Overnight Index Average
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBR6M	GBP Benchmark WIBOR PLN 6 month

See accompanying Notes to Consolidated Financial Statements.

77        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS September 30, 2019

	Principal Amount	Value
Asset-Backed Securities—5.0%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	$988,051	$989,825
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,747,000	1,769,607
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	690,000	707,123
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	3,925,000	3,984,265
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]	4,270,000	4,297,092
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,316,451
Series 2017-4, Cl. D, 3.08%, 12/18/23	985,000	1,004,480
Series 2019-2, Cl. C, 2.74%, 4/18/25	2,705,000	2,732,458
Series 2019-2, Cl. D, 2.99%, 6/18/25	7,510,000	7,640,301
Series 2019-3, Cl. D, 2.58%, 9/18/25	3,605,000	3,615,120
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	294,012
CarMax Auto Owner Trust:
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,807,133
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,373,294
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,800,025
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	761,120
Series 2018-1, Cl. D, 3.37%, 7/15/24	510,000	519,030
Series 2019-3, Cl. D, 2.85%, 1/15/26	2,285,000	2,308,484
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,727,463
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	615,000	621,716
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	175,000	177,469
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	335,000	343,858
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	80,000	81,942
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	194,240	194,458
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	500,835
CPS Auto Receivables Trust, Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	975,000	976,706
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	19,287	19,288
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	1,505,000	1,528,660
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	2,520,000	2,573,739
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,535,000	2,591,408
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	200,000	207,080
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	1,240,000	1,286,142
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.258% [US0001M+23], 12/15/35[2]	44,835	44,259
Series 2006-H, Cl. 2A1A, 2.178% [US0001M+15], 11/15/36[2]	42,923	34,157
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	500,000	500,675
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	650,000	661,130
Drive Auto Receivables Trust:
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,000,000	1,018,596
Series 2018-3, Cl. D, 4.30%, 9/16/24	440,000	452,365
Series 2019-3, Cl. C, 2.90%, 8/15/25	5,145,000	5,197,711

78        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2019-3, Cl. D, 3.18%, 10/15/26		$5,820,000	$5,924,846
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]		555,000	572,306
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]		1,120,000	1,127,581
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]		1,160,000	1,205,338
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]		1,330,000	1,340,477
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]		3,105,000	3,240,129
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]		1,410,000	1,420,846
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]		4,525,000	4,675,493
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]		655,000	669,820
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]		1,995,000	2,009,673
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]		298,770	298,810
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]		617,465	617,926
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]		5,000,000	5,196,454
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]		9,023,000	9,184,387
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]		2,725,000	2,816,122
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]		934,763	937,443
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21		850,000	850,946
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.118% [US0001M+10], 8/25/362		3,650,039	1,729,483
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 2.968% [US0001M+95], 5/25/24[1,2]		605,000	605,823
Series 2019-1, Cl. D, 3.468% [US0001M+145], 5/25/24[1,2]		580,000	579,869
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]		3,250,000	3,282,619
Prosil Acquisition SA SER 1 CL A V/R, 1.622%, 10/31/39[3]	EUR	6,980,000	7,558,617
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]		2,460,000	2,536,502
Series 2017-3, Cl. D, 3.20%, 11/15/23		2,030,000	2,056,120
Series 2018-1, Cl. D, 3.32%, 3/15/24		750,000	759,649
Series 2018-2, Cl. D, 3.88%, 2/15/24		370,000	376,924
Series 2019-2, Cl. D, 3.22%, 7/15/25		380,000	387,857
Series 2019-3, Cl. D, 2.68%, 10/15/25		4,445,000	4,466,932
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]		6,210,000	6,337,757
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]		3,250,000	3,270,789
SLM Student Loan Trust, Series 2004-5X, Cl. A6, 0.027% [EUR003M+40], 10/25/39[1,2]	EUR	24,210,543	25,749,644
United Auto Credit Securitization Trust:
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]		803,420	803,879
Series 2019-1, Cl. C, 3.16%, 8/12/24[1]		290,000	291,685
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]		43,218	43,215

79        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	$1,845,000	$1,884,994
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,075,000	2,096,638
Series 2019-2A, Cl. C, 2.84%, 7/15/24[1]	5,770,000	5,820,674

Total Asset-Backed Securities (Cost $172,604,830)		171,387,744
Mortgage-Backed Obligations—23.2%
Agency—14.2%
U.S. Agency Securities—14.2%
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.578% [US0001M+56], 2/25/33[2]	15,989	15,687
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	362,858	397,143
5.50%, 9/1/39	764,870	859,608
6.00%, 10/1/22-7/1/24	219,790	242,964
6.50%, 2/1/22-6/1/35	327,511	368,612
7.00%, 8/1/21-3/1/35	469,219	528,662
7.50%, 1/1/32-2/1/32	970,772	1,123,000
8.50%, 8/1/31	31,929	36,679
10.00%, 5/1/20	37	37
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 5/1/20	1,036	1,041
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 99.407%, 4/1/27[4]	79,964	12,610
Series 192, Cl. IO, 99.999%, 2/1/28[4]	33,119	5,001
Series 205, Cl. IO, 70.616%, 9/1/29[4]	206,872	39,585
Series 206, Cl. IO, 0.00%, 12/15/29[4,5]	95,331	19,497
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	81,472	15,850
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	62,461	12,155
Series 243, Cl. 6, 18.787%, 12/15/32[4]	181,517	30,310
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K734, Cl. X1, 0.00%, 2/25/26[4,5]	4,063,565	147,509
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	514,769	541,808
Series 151, Cl. F, 9.00%, 5/15/21	76	76
Series 1590, Cl. IA, 3.078% [LIBOR01M+105], 10/15/23[2]	363,453	368,612
Series 1674, Cl. Z, 6.75%, 2/15/24	15,980	16,990
Series 2034, Cl. Z, 6.50%, 2/15/28	4,767	5,268
Series 2042, Cl. N, 6.50%, 3/15/28	5,141	5,645
Series 2043, Cl. ZP, 6.50%, 4/15/28	547,057	614,353
Series 2053, Cl. Z, 6.50%, 4/15/28	4,324	4,874
Series 2116, Cl. ZA, 6.00%, 1/15/29	269,460	300,319
Series 2122, Cl. F, 2.478% [LIBOR01M+45], 2/15/29[2]	14,170	13,829
Series 2279, Cl. PK, 6.50%, 1/15/31	8,616	9,595
Series 2326, Cl. ZP, 6.50%, 6/15/31	67,218	75,036
Series 2344, Cl. FP, 2.978% [LIBOR01M+95], 8/15/31[2]	189,608	194,292
Series 2368, Cl. PR, 6.50%, 10/15/31	10,032	11,467
Series 2401, Cl. FA, 2.678% [LIBOR01M+65], 7/15/29[2]	22,620	22,867
Series 2412, Cl. GF, 2.978% [LIBOR01M+95], 2/15/32[2]	222,138	227,749

80        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2427, Cl. ZM, 6.50%, 3/15/32	$366,119	$410,188
Series 2451, Cl. FD, 3.028% [LIBOR01M+100], 3/15/32[2]	108,859	111,808
Series 2461, Cl. PZ, 6.50%, 6/15/32	42,287	47,631
Series 2464, Cl. FI, 3.028% [LIBOR01M+100], 2/15/32[2]	105,497	108,374
Series 2470, Cl. AF, 3.028% [LIBOR01M+100], 3/15/32[2]	175,635	180,392
Series 2470, Cl. LF, 3.028% [LIBOR01M+100], 2/15/32[2]	107,894	110,836
Series 2475, Cl. FB, 3.028% [LIBOR01M+100], 2/15/32[2]	147,768	151,797
Series 2517, Cl. GF, 3.028% [LIBOR01M+100], 2/15/32[2]	89,209	91,641
Series 2551, Cl. LF, 2.528% [LIBOR01M+50], 1/15/33[2]	13,183	13,282
Series 2635, Cl. AG, 3.50%, 5/15/32	143,939	149,108
Series 2676, Cl. KY, 5.00%, 9/15/23	179,404	186,296
Series 3025, Cl. SJ, 17.316% [-3.67 x LIBOR01M+2,475], 8/15/35[2]	225,614	314,965
Series 3857, Cl. GL, 3.00%, 5/15/40	7,676	7,801
Series 3917, Cl. BA, 4.00%, 6/15/38	200,651	212,218
Series 4221, Cl. HJ, 1.50%, 7/15/23	284,350	281,882
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 67.688%, 3/15/28[4]	11,400	1,949
Series 2049, Cl. PL, 99.999%, 4/15/28[4]	62,948	11,129
Series 2074, Cl. S, 99.999%, 7/17/28[4]	41,047	3,864
Series 2079, Cl. S, 99.999%, 7/17/28[4]	78,959	8,969
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	60,161	11,072
Series 2526, Cl. SE, 70.01%, 6/15/29[4]	109,400	19,217
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	467,697	82,221
Series 2795, Cl. SH, 67.284%, 3/15/24[4]	568,387	42,616
Series 2920, Cl. S, 99.999%, 1/15/35[4]	807,762	145,912
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	963,062	179,127
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	1,128,697	136,705
Series 3397, Cl. GS, 7.486%, 12/15/37[4]	264,004	58,212
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	84,091	10,533
Series 3450, Cl. BI, 17.338%, 5/15/38[4]	411,252	79,232
Series 3606, Cl. SN, 15.901%, 12/15/39[4]	199,438	32,988
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[4]	22,955,727	263,123
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[4]	4,331,848	46,003
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	13,482	13,888
5.00%, 3/1/21-12/1/21	2,932	3,025
5.50%, 1/1/22-5/1/36	322,642	358,667
6.50%, 12/1/29-1/1/34	1,786,425	2,000,130
7.00%, 9/1/21-4/1/34	2,928,576	3,366,037
7.50%, 2/1/27-3/1/33	1,521,435	1,766,653
8.50%, 7/1/32	4,867	4,918
9.50%, 3/15/21	1,861	1,880
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	58,604	5,532

81        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 247, Cl. 2, 99.999%, 10/25/23[4]	$29,575	$2,898
Series 252, Cl. 2, 99.999%, 11/25/23[4]	7,034	717
Series 254, Cl. 2, 99.999%, 1/25/24[4]	23,227	2,521
Series 301, Cl. 2, 23.596%, 4/25/29[4]	94,260	17,093
Series 303, Cl. IO, 99.999%, 11/25/29[4]	100,587	21,562
Series 313, Cl. 2, 99.999%, 6/25/31[4]	820,221	157,887
Series 319, Cl. 2, 15.659%, 2/25/32[4]	281,833	53,261
Series 321, Cl. 2, 35.215%, 4/25/32[4]	512,399	97,378
Series 324, Cl. 2, 99.999%, 7/25/32[4]	209,592	39,016
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	182,434	35,141
Series 331, Cl. 5, 99.999%, 2/25/33[4]	429,513	73,009
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	844,526	159,244
Series 334, Cl. 10, 14.446%, 2/25/33[4]	347,717	67,182
Series 334, Cl. 12, 99.999%, 3/25/33[4]	504,829	94,152
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,030,806	190,446
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	305,691	53,256
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	129,379	23,442
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	236,287	43,401
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	167,844	27,496
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	81,557	13,897
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	11,754	2,245
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	22,631	24,811
Series 1997-45, Cl. CD, 8.00%, 7/18/27	263,953	303,280
Series 1998-58, Cl. PC, 6.50%, 10/25/28	154,308	171,689
Series 1999-14, Cl. MB, 6.50%, 4/25/29	7,565	8,295
Series 1999-54, Cl. LH, 6.50%, 11/25/29	286,093	318,249
Series 2001-19, Cl. Z, 6.00%, 5/25/31	117,055	129,756
Series 2001-65, Cl. F, 2.618% [LIBOR01M+60], 11/25/31[2]	208,235	210,536
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	226,047	252,595
Series 2002-21, Cl. PE, 6.50%, 4/25/32	278,206	317,869
Series 2002-29, Cl. F, 3.018% [LIBOR01M+100], 4/25/32[2]	114,354	117,486
Series 2002-64, Cl. FJ, 3.018% [LIBOR01M+100], 4/25/32[2]	35,148	36,110
Series 2002-68, Cl. FH, 2.541% [LIBOR01M+50], 10/18/32[2]	73,337	73,867
Series 2002-81, Cl. FM, 2.518% [LIBOR01M+50], 12/25/32[2]	134,901	133,901
Series 2002-84, Cl. FB, 3.018% [LIBOR01M+100], 12/25/32[2]	22,407	23,018
Series 2003-11, Cl. FA, 3.018% [LIBOR01M+100], 9/25/32[2]	30,577	31,411
Series 2003-116, Cl. FA, 2.418% [LIBOR01M+40], 11/25/33[2]	75,028	74,229
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,215,605
Series 2005-71, Cl. DB, 4.50%, 8/25/25	393,602	402,306
Series 2006-11, Cl. PS, 17.166% [-3.67 x LIBOR01M+2,456.67], 3/25/36[2]	253,613	386,664
Series 2006-46, Cl. SW, 16.799% [-3.67 x LIBOR01M+2,419.92], 6/25/36[2]	313,989	470,067
Series 2008-75, Cl. DB, 4.50%, 9/25/23	1	1
Series 2009-113, Cl. DB, 3.00%, 12/25/20	4,213	4,205
Series 2009-36, Cl. FA, 2.958% [LIBOR01M+94], 6/25/37[2]	123,426	126,548
Series 2010-43, Cl. KG, 3.00%, 1/25/21	3,642	3,644

82        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-122, Cl. EC, 1.50%, 1/25/20	$1,341	$1,338
Series 2011-15, Cl. DA, 4.00%, 3/25/41	137,819	144,025
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,794	1,791
Series 2011-3, Cl. KA, 5.00%, 4/25/40	463,680	486,604
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,427	1,429
Series 2011-82, Cl. AD, 4.00%, 8/25/26	20,465	20,541
Series 2012-20, Cl. FD, 2.418% [LIBOR01M+40], 3/25/42[2]	781,428	782,632
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 53.903%, 11/18/31[4]	236,357	43,697
Series 2001-63, Cl. SD, 42.842%, 12/18/31[4]	6,485	1,069
Series 2001-68, Cl. SC, 99.999%, 11/25/31[4]	4,878	931
Series 2001-81, Cl. S, 61.36%, 1/25/32[4]	62,700	11,159
Series 2002-28, Cl. SA, 48.356%, 4/25/32[4]	57,387	10,485
Series 2002-38, Cl. SO, 99.999%, 4/25/32[4]	71,450	12,523
Series 2002-39, Cl. SD, 70.946%, 3/18/32[4]	111,165	23,073
Series 2002-48, Cl. S, 54.182%, 7/25/32[4]	83,875	16,200
Series 2002-52, Cl. SL, 44.332%, 9/25/32[4]	54,709	10,316
Series 2002-53, Cl. SK, 86.528%, 4/25/32[4]	69,295	14,679
Series 2002-56, Cl. SN, 55.399%, 7/25/32[4]	115,031	22,220
Series 2002-65, Cl. SC, 62.99%, 6/25/26[4]	190,195	26,184
Series 2002-77, Cl. IS, 69.402%, 12/18/32[4]	121,729	24,603
Series 2002-77, Cl. SH, 49.093%, 12/18/32[4]	82,410	14,254
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	588,083	126,788
Series 2002-9, Cl. MS, 45.621%, 3/25/32[4]	92,981	18,611
Series 2003-13, Cl. IO, 64.259%, 3/25/33[4]	515,739	112,048
Series 2003-26, Cl. DI, 58.226%, 4/25/33[4]	299,156	73,630
Series 2003-26, Cl. IK, 66.279%, 4/25/33[4]	52,426	12,170
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	277,157	60,860
Series 2003-4, Cl. S, 31.91%, 2/25/33[4]	131,515	27,842
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	29,249	2,045
Series 2004-56, Cl. SE, 15.958%, 10/25/33[4]	301,841	59,816
Series 2005-14, Cl. SE, 49.983%, 3/25/35[4]	192,752	30,005
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	1,128,021	199,756
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	506,112	70,681
Series 2005-52, Cl. JH, 32.172%, 5/25/35[4]	609,748	89,241
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	1,241,991	247,902
Series 2007-88, Cl. XI, 0.00%, 6/25/37[4,5]	1,695,438	355,904
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	64,379	7,258
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	2,613	156
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	4,833	65
Series 2011-96, Cl. SA, 8.869%, 10/25/41[4]	304,805	53,781
Series 2012-134, Cl. SA, 0.448%, 12/25/42[4]	984,027	179,369
Series 2012-40, Cl. PI, 24.78%, 4/25/41[4]	2,353,001	229,126
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	415

83        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., TBA:
2.50%, 10/1/48[6]	$10,185,000	$10,273,522
3.00%, 10/1/34-10/1/48[6]	50,045,000	50,873,073
3.50%, 10/1/49[6]	94,460,000	96,921,125
4.50%, 10/1/49[6]	193,530,000	203,675,477
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 4.006%, 5/25/45[1,7]	12,875,000	13,275,285
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,7]	1,975,000	2,036,996
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,7]	335,000	343,083
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1,7]	7,865,000	8,111,695
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,7]	4,700,000	4,852,386
Series 2013-K713, Cl. C, 3.261%, 4/25/46[1,7]	420,000	420,545
Series 2014-K714, Cl. C, 3.986%, 1/25/47[1,7]	200,000	202,625
Series 2014-K715, Cl. C, 4.258%, 2/25/46[1,7]	25,000	25,419
Series 2015-K44, Cl. B, 3.807%, 1/25/48[1,7]	7,345,000	7,624,585
Series 2015-K45, Cl. B, 3.713%, 4/25/48[1,7]	13,050,000	13,578,133
Series 2016-K54, Cl. C, 4.189%, 4/25/48[1,7]	4,190,000	4,413,480
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,7]	840,000	888,821
Series 2017-K724, Cl. B, 3.599%, 11/25/23[1,7]	4,465,000	4,583,448
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	257,162	269,990
8.00%, 1/15/28-9/15/28	202,212	213,171
Government National Mortgage Assn. II Pool:
3.75% [H15T1Y+150], 7/20/27[2]	1,753	1,814
7.00%, 1/20/30	42,765	49,347
Government National Mortgage Assn. II Pool, TBA, 3.50%, 10/1/48[6]	24,120,000	24,993,408
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2011-52, Cl. HS, 19.164%, 4/16/41[4]	1,462,377	232,587
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.332%, 9/15/22[4]	1,112,570	1
Series 1995-2B, Cl. 2IO, 99.999%, 6/15/25[4]	158,806	2,336
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	5,200,365	656

		476,802,167
CMOs—1.0%
Collateralized Mortgage Obligations—1.0%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[2]	36,537	37,598
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	489,160
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K735, Cl. X1, 0.00%, 5/25/26[4,5]	7,173,910	404,708
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	45,870,131	3,590,420
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	225	225
Series 3848, Cl. WL, 4.00%, 4/15/40	284,840	289,936

84        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922, Cl. SE, 23.262%, 2/15/35[4]	$52,727	$8,606
Series 2981, Cl. AS, 2.658%, 5/15/35[4]	360,932	52,407
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2005-12, Cl. SC, 31.938%, 3/25/35[4]	23,759	3,846
FREMF Mortgage Trust, Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,7]	4,187,000	4,314,228
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 42.856%, 4/16/37[4]	828,284	130,400
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,417,066
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,791,997
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.268% [US0001M+425], 11/25/23[2]	2,078,378	2,238,136
Series 2014-DN1, Cl. M3, 6.518% [US0001M+450], 2/25/24[2]	2,085,000	2,269,596
Series 2014-DN2, Cl. M3, 5.618% [US0001M+360], 4/25/24[2]	2,160,000	2,293,225
Series 2014-DN3, Cl. M3, 6.018% [US0001M+400], 8/25/24[2]	4,726,012	4,998,103
Series 2014-HQ2, Cl. M3, 5.768% [US0001M+375], 9/25/24[2]	2,495,000	2,704,126
Series 2015-HQA2, Cl. M2, 4.818% [US0001M+280], 5/25/28[2]	398,861	401,566
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 5.084%, 2/25/35[7]	1,251,955	1,303,022
Series 2006-AR2, Cl. 2A3, 4.991%, 3/25/36[7]	1,866,845	1,916,158
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,868,426

		33,522,955
Non-Agency—8.0%
Adjustable-Rate Mortgages—8.0%
Alba plc, Series 2007-1, Cl. F, 4.033% [BP0003M+325], 3/17/39[1,2]	1,281,763	1,519,790
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[1,2]	593	594
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.698%, 1/15/51[4]	13,196,249	465,136
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,8]	43,689	715
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.97%, 11/13/50[4]	5,473,570	299,211
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,043,680	1,050,278
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	976,758	987,686
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	672,785	693,973

85        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 14.047%, 10/12/50[4]	$15,437,663	$1,021,135
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 4.948%, 5/25/35[7]	1,157,602	1,185,576
Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[2]	294,657	296,099
Series 2009-8, Cl. 7A2, 4.991%, 3/25/36[1,7]	14,332,310	14,435,492
Series 2014-8, Cl. 1A2, 2.334% [US0001M+29], 7/20/36[1,2]	1,635,000	1,631,656
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,901,590
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	75,311
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	737,810
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	5,004,568
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.865%, 12/10/45[4]	6,974,623	293,343
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.018% [US0001M+300], 7/25/24[2]	2,002,505	2,104,093
Series 2016-C05, Cl. 2M2, 6.468% [US0001M+445], 1/25/29[2]	4,116,376	4,228,719
Series 2017-C01, Cl. 1M2, 5.568% [US0001M+355], 7/25/29[2]	11,610,000	12,213,715
Series 2017-C06, Cl. 1M1, 2.768% [US0001M+75], 2/25/30[2]	154,977	155,005
Series 2017-C07, Cl. 1M2, 4.418% [US0001M+240], 5/25/30[2]	1,540,000	1,560,024
Series 2018-C02, Cl. 2M1, 2.668% [US0001M+65], 8/25/30[2]	238,327	238,347
Series 2018-C06, Cl. 2M2, 4.118% [US0001M+210], 3/25/31[2]	6,720,000	6,769,440
Connecticut Avenue Securities Trust:
Series 2018-R07, Cl. 1M2, 4.418% [US0001M+240], 4/25/31[1,2]	8,090,000	8,174,560
Series 2019-R02, Cl. 1M2, 4.318% [US0001M+230], 8/25/31[1,2]	3,797,000	3,821,258
Series 2019-R03, Cl. 1M2, 4.168% [US0001M+215], 9/25/31[1,2]	3,475,111	3,495,876
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.264% [US0001M+22], 7/22/36[1,2]	638,213	631,321
Eurosail 2006-2bl plc, Series 2006-2X, Cl. E1C, 4.031% [BP0003M+325], 12/15/44[1,2]	5,150,000	5,538,393
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.418% [US0001M+140], 2/25/49[1,2]	1,705,000	1,707,239
Gemgarto 2018-1 plc SER 2018-1 CL E V/R, 3.031%, 9/16/65	6,123,569	7,310,238
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	185,091	186,039
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	425,834
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	541,620	558,148
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.643%, 7/25/35[7]	171,675	176,162
Hawksmoor Mortgage Funding 2019-1 plc SER 2019-1X CL B V/R:
0.00%, 5/25/53[3,7]	35,842,000	44,237,521

86        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.328% [US0001M+31], 7/25/35[2]	$28,808	$28,922
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,591,262
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	435,272
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.627%, 7/25/35[7]	126,276	129,448
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	308,172	312,520
Series 2014-C24, Cl. B, 4.116%, 11/15/47[7]	1,655,000	1,743,554
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,190,918
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7,8]	37,090	24,777
Marble Arch Residential Securitisation No 4 plc, Series 4X, Cl. E1C, 4.679% [BP0003M+390], 3/20/40[1,2]	4,220,000	5,037,549
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,625,053
Series 2014-C14, Cl. B, 4.91%, 2/15/47[7]	680,000	739,962
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 13.142%, 12/15/50[4]	4,978,138	266,476
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.601%, 11/26/36[1,7]	11,552,207	11,266,286
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.052%, 6/26/46[1,7]	11,678	11,726
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	49,772	45,615
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	4,118,061	3,810,621
Stratton Mortgage Funding 2019-1 plc, Series 2019-1, Cl. A, 0.00% [SONIA3M IR+120], 12/10/50[1,2,3]	14,000,000	17,220,688
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1, Cl. M2, 5.045% [US0001M+290], 7/25/28[2]	488,496	491,904
Series 2016-DNA2, Cl. M3, 6.668% [US0001M+465], 10/25/28[2]	2,460,000	2,638,792
Series 2016-DNA3, Cl. M3, 7.018% [US0001M+500], 12/25/28[2]	7,155,000	7,760,221
Series 2016-DNA4, Cl. M3, 5.818% [US0001M+380], 3/25/29[2]	13,920,000	14,762,419
Series 2016-HQA3, Cl. M3, 5.868% [US0001M+385], 3/25/29[2]	9,805,000	10,407,515
Series 2016-HQA4, Cl. M3, 5.918% [US0001M+390], 4/25/29[2]	9,480,000	10,127,603
Series 2017-DNA1, Cl. M2, 5.268% [US0001M+325], 7/25/29[2]	5,390,000	5,656,904
Series 2017-HQA2, Cl. M1, 2.818% [US0001M+80], 12/25/29[2]	608,554	608,836
Series 2018-DNA1, Cl. M2, 3.818% [US0001M+180], 7/25/30[2]	3,110,000	3,113,443
Towd Point Mortgage Funding 2019-Granite4 plc:
2.23%, 10/20/51	7,080,000	8,716,896
2.58%, 10/20/51	10,600,000	13,058,110

87        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.70%, 11/15/50[4]		$9,726,206	$578,669
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 4.416%, 10/25/33[7]		76,431	78,032
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.88%, 12/15/50[4]		6,540,627	401,406
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.774%, 9/25/35[7]		320,950	320,406
Series 2005-AR15, Cl. 1A6, 4.774%, 9/25/35[7]		3,174,391	3,169,012
Series 2005-AR4, Cl. 2A2, 5.088%, 4/25/35[7]		74,069	75,512
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Cl. AS, 4.176%, 5/15/47		1,455,000	1,560,932
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[7]		1,135,000	1,223,934
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 29.195%, 3/15/44[1,4]		12,224,600	203,449

			269,566,539

Total Mortgage-Backed Obligations (Cost $770,008,767)			779,891,661
U.S. Government Obligations—6.0%
United States Treasury Inflation-Protected Securities, 1.00%, 2/15/49[9,10]		155,806,604	176,510,213
United States Treasury Inflation-Protected Securities, 1.00%, 2/15/46[9]		21,485,838	23,999,461

Total U.S. Government Obligations (Cost $192,042,210)			200,509,674
Foreign Government Obligations—23.6%
Angola—0.2%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		5,495,000	5,807,688
Argentina—0.8%
Argentine Republic:
0.000% Unsec. Nts., 7/29/20[11]	ARS	503,100,000	4,500,074
0.202% Unsec. Nts., 10/29/20[11]	ARS	1,223,958,176	9,128,136
5.625% Sr. Unsec. Nts., 1/26/22		5,355,000	2,329,479
6.875% Sr. Unsec. Nts., 1/26/27		7,790,000	3,293,300
7.50% Sr. Unsec. Nts., 4/22/26		15,105,000	6,740,757
9.80% Unsec. Nts., 5/28/20[11]	ARS	135,400,000	1,295,470
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	129,196

			27,416,412
Austria—0.5%
Republic of Austria, 1.50% Sr. Unsec. Nts., 11/2/86[1]	EUR	10,935,000	17,639,008
Bahrain—0.1%
Kingdom of Bahrain, 5.625% Sr. Unsec. Nts., 9/30/31[1]		3,120,000	3,153,075
Brazil—0.5%
Federative Republic of Brazil:
6.00% Nts., 5/15/45[9]	BRL	10,550,000	11,554,421

88        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil: (Continued)
6.00% Nts., 8/15/50[9]	BRL	2,100,000	$2,376,136
10.00% Nts., 1/1/29	BRL	10,500,000	3,018,520

			16,949,077
Colombia—0.3%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	21,300,000,000	6,395,478
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	5,155,558

			11,551,036
Costa Rica—0.0%
Republic of Costa Rica, 5.625% Sr. Unsec. Nts., 4/30/43[1]		1,015,000	885,851
Cyprus—0.2%
Republic of Cyprus, 2.75% Sr. Unsec. Nts., 5/3/49[1]	EUR	4,225,000	6,086,811
Dominican Republic—0.3%
Dominican Republic:
6.40% Sr. Unsec. Nts., 6/5/49[1]		3,490,000	3,725,610
7.50% Sr. Unsec. Nts., 5/6/21[1]		6,980,000	7,302,825

			11,028,435
Ecuador—0.3%
Republic of Ecuador:
9.50% Sr. Unsec. Nts., 3/27/30[1]		6,385,000	6,485,040
10.75% Sr. Unsec. Nts., 1/31/29[1]		1,680,000	1,819,667

			8,304,707
Egypt—1.9%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	4,800,000	5,378,730
5.577% Sr. Unsec. Nts., 2/21/23[1]		6,950,000	7,111,817
6.125% Sr. Unsec. Nts., 1/31/22[1]		7,150,000	7,384,663
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,570,000	3,791,294
8.70% Sr. Unsec. Nts., 3/1/49[1]		6,047,000	6,520,087
16.00% Bonds, 6/11/22	EGP	375,200,000	24,005,705
18.15% Unsec. Nts., 12/11/21	EGP	90,000,000	5,863,175
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	4,499,294

			64,554,765
El Salvador—0.1%
Republic of El Salvador, 7.125% Sr. Unsec. Nts., 1/20/50[1]		3,381,500	3,453,357
Fiji—0.1%
Republic of Fiji, 6.625% Sr. Unsec. Nts., 10/2/20[1]		3,726,000	3,725,999

89        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
France—0.8%
French Republic, 1.75% Bonds, 6/25/39[1]	EUR	18,650,000	$26,365,607
Greece—1.7%
Hellenic Republic:
Bonds, 10/15/42[7]	EUR	76,770,000	343,069
1.875% Bonds, 7/23/26[1]	EUR	11,845,000	13,592,840
3.90% Bonds, 1/30/33[1]	EUR	26,609,000	36,297,444
4.00% Bonds, 1/30/37[1]	EUR	3,850,000	5,382,268

			55,615,621
India—2.0%
Export-Import Bank of India:
7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	2,581,589
8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	10,333,795
Republic of India:
7.17% Sr. Unsec. Nts., 1/8/28	INR	900,000,000	13,012,049
7.59% Sr. Unsec. Nts., 1/11/26	INR	1,400,000,000	20,709,422
7.72% Sr. Unsec. Nts., 5/25/25	INR	35,000,000	520,046
8.20% Sr. Unsec. Nts., 9/24/25	INR	849,400,000	12,911,616
8.24% Sr. Unsec. Nts., 2/15/27	INR	400,000,000	6,098,941

			66,167,458
Indonesia—2.1%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,330,000	1,429,750
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,005,000	2,192,467
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		1,075,000	1,137,302
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,260,000	1,343,907
8.125% Sr. Unsec. Nts., 5/15/24	IDR	179,000,000,000	13,349,024
8.25% Sr. Unsec. Nts., 5/15/29	IDR	70,900,000,000	5,343,498
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	260,905,000,000	19,736,880
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	45,000,000,000	3,155,041
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	40,000,000,000	2,616,132
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	287,520,000,000	20,129,438

			70,433,439
Italy—2.4%
Republic of Italy:
2.80% Bonds, 3/1/67[1]	EUR	39,570,000	51,383,755
2.95% Bonds, 9/1/38[1]	EUR	21,470,000	28,758,647

			80,142,402
Ivory Coast—0.3%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	3,495,000	4,078,793
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	5,125,000	5,625,794

			9,704,587

90        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Kenya—0.0%
Republic of Kenya, 8.25% Sr. Unsec. Nts., 2/28/48[1]		$1,400,000	$1,433,533
Malaysia—0.1%
Federation of Malaysia, 4.127% Sr. Unsec. Nts., 4/15/32	MYR	17,400,000	4,378,862
Mexico—1.3%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,279,920
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	613,300,000	34,621,273

			42,901,193
New Zealand—1.3%
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	NZD	70,000,000	45,178,779
Oman—0.4%
Sultanate of Oman:
3.875% Sr. Unsec. Nts., 3/8/22[1]		7,045,000	7,034,045
6.75% Sr. Unsec. Nts., 1/17/48[1]		6,700,000	6,339,875

			13,373,920
Panama—0.2%
Republic of Panama, 3.75% Sr. Unsec. Nts., 4/17/26[1]		5,150,000	5,446,125
Paraguay—0.2%
Republic of Paraguay, 4.625% Sr. Unsec. Nts., 1/25/23[1]		6,950,000	7,327,107
Peru—0.0%
Republic of Peru, 5.40% Sr. Unsec. Nts., 8/12/34[1]	PEN	1,045,000	331,140
Russia—0.2%
Russian Federation, 4.875% Sr. Unsec. Nts., 9/16/23[1]		6,950,000	7,600,909
Senegal—0.3%
Republic of Senegal, 6.75% Sr. Unsec. Nts., 3/13/48[1]		9,175,000	8,865,674
South Africa—2.2%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 5/30/22		3,495,000	3,746,203
Series 2023, 7.75% Sr. Unsec. Nts., 2/28/23	ZAR	62,500,000	4,165,772
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	207,900,000	12,824,552
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	264,900,000	15,716,099
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	230,000,000	13,434,259
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	290,825,000	21,445,583
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	60,000,000	2,787,653

			74,120,121
Spain—0.4%
Kingdom of Spain, 0.60% Nts., 10/31/29[1]	EUR	11,380,000	12,974,247

91        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Sri Lanka—0.8%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		$3,610,000	$3,588,503
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,370,000	3,391,872
6.25% Sr. Unsec. Nts., 10/4/20[1]		7,520,000	7,640,316
6.25% Sr. Unsec. Nts., 7/27/21[1]		6,990,000	7,105,135
6.35% Sr. Unsec. Nts., 6/28/24[1]		2,790,000	2,799,932
7.85% Sr. Unsec. Nts., 3/14/29[1]		2,800,000	2,821,170

			27,346,928
Supranational—0.1%
European Bank for Reconstruction & Development, 6.85% Sr.
Unsec. Nts., 6/21/21	IDR	20,200,000,000	1,434,491
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[1,11]	TRY	10,300,000	603,700

			2,038,191
Thailand—0.5%
Kingdom of Thailand, 2.125% Sr. Unsec. Nts., 12/17/26	THB	490,000,000	16,776,449
Turkey—0.6%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	39,500,000	6,223,681
10.70% Bonds, 2/17/21	TRY	54,955,000	9,434,898
12.40% Bonds, 3/8/28	TRY	33,500,000	5,718,789

			21,377,368
Ukraine—0.3%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/26[1]		9,160,000	9,581,296
United Arab Emirates—0.1%
United Arab Emirates, 3.125% Sr. Unsec. Nts., 9/30/49[1]		3,465,000	3,365,381

Total Foreign Government Obligations (Cost $844,246,066)			793,402,558
Corporate Loans—0.3%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 4.794% [LIBOR12+275], 11/17/25[12,13]		301,733	303,923
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.794% [LIBOR12+475], 2/27/23[6,12,13]		642,211	644,057
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.544% [LIBOR12+450], 4/6/24[12,13]		1,302,607	1,295,547
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.794% [LIBOR4+275], 12/23/24[12,13]		1,675,736	1,666,628
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.569% [LIBOR4+725], 10/12/38[12,13]		97,198	179,816
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.145% [LIBOR12+500], 2/6/26[12,13]		1,043,000	1,050,729
iHeartCommunications, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.10% [LIBOR12+400], 5/1/26[12,13]		492,578	496,356

92        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Corporate Loans (Continued)
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.256% [LIBOR12+400], 5/15/23[12,13]	$638,000	$606,897
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.354% [LIBOR4+725], 10/17/22[12,13]	1,260,959	493,035
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1.00% PIK Rate, 7.557% Cash Rate, [LIBOR12+650], 10/25/23[12,13,14]	533,061	408,903
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.04% [LIBOR12+400], 3/11/22[12,13]	1,165,202	1,138,927
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.794% [LIBOR6+275], 8/14/24[6,12,13]	1,615,211	1,603,913
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 10.00% [PRIME4+500], 3/29/21[6,12,13,15]	382,540	389,753

Total Corporate Loans (Cost $10,821,795)		10,278,484
Corporate Bonds and Notes—32.8%
Consumer Discretionary—5.6%
Auto Components—0.1%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	1,383,000	1,343,239
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	784,000	831,040
Delphi Technologies plc, 5.00% Sr. Unsec. Nts., 10/1/25[1]	695,000	618,550
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	606,000	615,726
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	373,000	393,515
8.50% Sr. Unsec. Nts., 5/15/27[1]	804,000	816,060

		4,618,130
Automobiles—0.4%
Ford Motor Credit Co. LLC:
5.584% Sr. Unsec. Nts., 3/18/24	3,490,000	3,714,369
5.75% Sr. Unsec. Nts., 2/1/21	3,540,000	3,660,596
General Motors Financial Co., Inc.:
4.20% Sr. Unsec. Nts., 11/6/21	3,540,000	3,653,115
5.10% Sr. Unsec. Nts., 1/17/24	3,490,000	3,754,925
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	459,000	413,674

		15,196,679
Distributors—0.1%
Core & Main Holdings LP, 9.375% PIK Rate, 8.625% Cash Rate Sr. Unsec. Nts., 9/15/24[1,14]	3,525,000	3,564,656
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	458,000	466,015

		4,030,671
Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	200,000	184,000

93        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Consumer Services (Continued)
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[1]	$2,370,000	$2,452,950
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	405,000	422,719

		3,059,669
Entertainment—0.1%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	652,000	623,899
5.875% Sr. Sub. Nts., 11/15/26	700,000	639,392
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	583,000	593,203
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	564,000	601,365
Netflix, Inc.:
5.375% Sr. Unsec. Nts., 11/15/29[1]	780,000	813,150
5.875% Sr. Unsec. Nts., 11/15/28	700,000	762,160

		4,033,169
Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	829,000	854,873
5.00% Sec. Nts., 10/15/25[1]	3,555,000	3,681,203
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	549,000	566,842
5.00% Sr. Unsec. Nts., 4/1/25[1]	3,490,000	3,612,150
5.00% Sr. Unsec. Nts., 2/1/28[1]	653,000	679,120
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	1,615,000	1,709,732
6.375% Sr. Unsec. Nts., 4/1/26	259,000	275,511
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	548,000	521,970
Cedar Fair LP, 5.25% Sr. Unsec. Nts., 7/15/29[1]	995,000	1,068,381
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	382,000	394,892
10.75% Sr. Unsec. Nts., 9/1/24[1]	266,000	275,310
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	389,000	416,230
Eldorado Resorts, Inc.:
6.00% Sr. Unsec. Nts., 4/1/25	429,000	453,667
6.00% Sr. Unsec. Nts., 9/15/26	481,000	529,100
Golden Nugget, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	1,587,000	1,630,642
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	606,000	618,877
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	803,000	857,202
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	8,000,000	8,482,140
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	428,000	446,725
5.25% Sr. Unsec. Nts., 6/1/26[1]	1,002,000	1,063,122

94        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Marriott Ownership Resorts, Inc., 4.75% Sr. Unsec. Nts., 1/15/28[1,6]	$3,034,000	$3,071,925
Melco Resorts Finance Ltd.:
4.875% Sr. Unsec. Nts., 6/6/25[1]	1,750,000	1,774,678
5.625% Sr. Unsec. Nts., 7/17/27[1]	675,000	702,237
MGM China Holdings Ltd.:
5.375% Sr. Unsec. Nts., 5/15/24[1]	3,495,000	3,634,800
5.875% Sr. Unsec. Nts., 5/15/26[1]	3,200,000	3,360,000
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	538,000	595,162
6.00% Sr. Unsec. Nts., 3/15/23	731,000	807,170
6.625% Sr. Unsec. Nts., 12/15/21	423,000	459,801
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	645,000	640,163
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	817,000	845,595
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	943,000	973,648
Scientific Games International, Inc.:
8.25% Sr. Unsec. Nts., 3/15/26[1]	643,000	686,403
10.00% Sr. Unsec. Nts., 12/1/22	1,008,000	1,052,100
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	673,000	698,238
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	449,000	476,883
Wyndham Hotels & Resorts, Inc., 5.375% Sr. Unsec. Nts., 4/15/26[1]	1,280,000	1,347,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,105,906
5.50% Sr. Unsec. Nts., 3/1/25[1]	1,395,000	1,468,238
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	7,297,000	7,287,879
5.50% Sr. Unsec. Nts., 10/1/27[1]	164,000	166,460
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125% Sr. Unsec. Nts., 10/1/29[1]	1,020,000	1,070,771

		60,362,946
Household Durables—0.9%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	2,225,000	2,327,283
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	885,000	863,981
6.75% Sr. Unsec. Nts., 3/15/25	2,795,000	2,861,381
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.125% Sr. Unsec. Nts., 7/1/22[1]	402,000	409,278
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	690,000	622,725
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	419,000	442,464
4.75% Sr. Unsec. Nts., 4/1/21	7,075,000	7,243,031
4.75% Sr. Unsec. Nts., 5/30/25	1,067,000	1,144,358
5.00% Sr. Unsec. Nts., 6/15/27	481,000	516,474
5.25% Sr. Unsec. Nts., 6/1/26	705,000	764,925

95        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Household Durables (Continued)
LGI Homes, Inc., 6.875% Sr. Unsec. Nts., 7/15/26[1]	$322,000	$336,490
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	988,000	1,022,580
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	511,000	533,995
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	3,035,000	3,148,812
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	986,000	1,080,902
Spectrum Brands, Inc., 5.00% Sr. Unsec. Nts., 10/1/29[1]	2,230,000	2,274,600
Taylor Morrison Communities, Inc., 5.75% Sr. Unsec. Nts., 1/15/28[1]	675,000	734,063
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,345,000	1,442,513
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	868,000	881,020

		28,650,875
Internet & Catalog Retail—0.0%
GrubHub Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/1/27[1]	1,360,000	1,390,600
Leisure Equipment & Products—0.1%
Mattel, Inc.:
4.35% Sr. Unsec. Nts., 10/1/20	580,000	585,800
6.75% Sr. Unsec. Nts., 12/31/25[1]	1,787,000	1,869,095

		2,454,895
Media—1.5%
Affinion Group, Inc., 14% PIK Rate, 12.50% Cash Rate, Sr. Unsec. Nts., 11/10/22[1,14]	2,717,163	1,793,328
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	243,000	249,986
7.50% Sr. Sec. Nts., 5/15/26[1]	891,000	948,906
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	881,000	914,037
Altice Luxembourg SA:
7.625% Sr. Unsec. Nts., 2/15/25[1]	322,000	336,892
7.75% Sr. Unsec. Nts., 5/15/22[1]	200,000	204,750
10.50% Sr. Sec. Nts., 5/15/27[1]	601,000	678,829
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	659,000	682,065
5.00% Sr. Unsec. Nts., 4/1/24	700,000	722,750
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	898,000	1,039,435
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	578,000	605,455
Cablevision Systems Corp., 5.875% Sr. Unsec. Nts., 9/15/22	411,000	443,880
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	411,000	418,706
5.00% Sr. Unsec. Nts., 2/1/28[1]	749,000	776,151
5.125% Sr. Unsec. Nts., 5/1/23[1]	632,000	649,215
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,091,000	1,141,459
5.375% Sr. Unsec. Nts., 5/1/25[1]	245,000	254,800
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,436,875
5.875% Sr. Unsec. Nts., 4/1/24[1]	376,000	393,281
5.875% Sr. Unsec. Nts., 5/1/27[1]	245,000	259,700

96        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Media (Continued)
Clear Channel Communications, Inc., 9.00% Sr. Nts., 12/15/19[8,15,16]	$4,005,000	$—
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	761,000	819,977
5.375% Sr. Unsec. Nts., 7/15/23[1]	402,000	413,557
5.50% Sr. Unsec. Nts., 5/15/26[1]	525,000	553,823
5.50% Sr. Unsec. Nts., 4/15/27[1]	625,000	662,431
6.50% Sr. Unsec. Nts., 2/1/29[1]	690,000	768,212
10.875% Sr. Unsec. Nts., 10/15/25[1]	778,000	882,505
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[1]	680,000	714,850
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[1]	3,640,000	3,785,600
6.625% Sr. Unsec. Nts., 8/15/27[1]	1,625,000	1,687,644
DISH DBS Corp.:
5.125% Sr. Unsec. Nts., 5/1/20	695,000	704,556
5.875% Sr. Unsec. Nts., 7/15/22	561,000	585,544
5.875% Sr. Unsec. Nts., 11/15/24	5,025,000	4,999,875
6.75% Sr. Unsec. Nts., 6/1/21	322,000	339,646
7.75% Sr. Unsec. Nts., 7/1/26	715,000	730,373
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	607,000	630,521
5.875% Sr. Unsec. Nts., 7/15/26[1]	581,000	605,693
iHeartCommunications, Inc.:
6.375% Sr. Sec. Nts., 5/1/26	214,227	232,436
8.375% Sr. Unsec. Nts., 5/1/27	671,037	728,075
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	780,000	827,580
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	420,000	384,825
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00% Sr. Unsec. Nts., 8/15/27[1]	170,000	178,925
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,001,000	1,032,281
Sirius XM Radio, Inc.:
4.625% Sr. Unsec. Nts., 7/15/24[1]	1,330,000	1,382,309
5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,875,426
5.50% Sr. Unsec. Nts., 7/1/29[1]	1,280,000	1,369,600
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	609,000	630,315
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	2,125,000	2,236,563
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	425,000	426,062
5.125% Sr. Sec. Nts., 2/15/25[1]	797,000	779,068
Virgin Media Secured Finance plc:
5.50% Sr. Sec. Nts., 8/15/26[1]	791,000	831,776
5.50% Sr. Sec. Nts., 5/15/29[1]	317,000	331,265
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,039,000	1,088,353

		49,170,166

97        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Multiline Retail—0.0%
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[1]	$1,325,000	$1,331,625
Specialty Retail—0.3%
GameStop Corp., 6.75% Sr. Unsec. Nts., 3/15/21[1]	1,360,000	1,336,200
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	326,000	304,125
6.875% Sr. Unsec. Nts., 11/1/35	1,921,000	1,677,994
7.50% Sr. Unsec. Nts., 6/15/29	1,360,000	1,356,600
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,425,000	1,490,906
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	746,000	746,000
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	833,000	850,701
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	833,000	855,508

		8,618,034
Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	4,435,000	4,695,601
4.875% Sr. Unsec. Nts., 5/15/26[1]	980,000	1,040,270
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[1]	695,000	746,256

		6,482,127
Consumer Staples—1.1%
Beverages—0.2%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	7,030,000	7,014,372
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	1,294,000	1,268,120

		8,282,492
Food & Staples Retailing—0.2%
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/ Albertson’s LLC, 5.875% Sr. Unsec. Nts., 2/15/28[1]	3,030,000	3,214,648
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75% Sr. Unsec. Nts., 3/15/25	396,000	409,860
7.50% Sr. Unsec. Nts., 3/15/26[1]	690,000	771,075
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	884,000	517,140
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	791,000	809,787

		5,722,510
Food Products—0.5%
Darling Ingredients, Inc., 5.25% Sr. Unsec. Nts., 4/15/27[1]	322,000	339,307
JBS Investments II GmbH, 7.00% Sr. Unsec. Nts., 1/15/26[1]	1,040,000	1,124,750
JBS USA LUX SA/JBS USA Finance, Inc., 6.75% Sr. Unsec. Nts., 2/15/28[1]	1,400,000	1,555,750
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/15/30[1]	2,695,000	2,863,383
6.50% Sr. Unsec. Nts., 4/15/29[1]	1,390,000	1,546,375
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[1]	695,000	734,893
NBM US Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/6/29[1]	5,075,000	5,208,219

98        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Food Products (Continued)
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	$664,000	$688,900
5.875% Sr. Unsec. Nts., 9/30/27[1]	328,000	353,502
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	655,000	681,757
5.75% Sr. Unsec. Nts., 3/1/27[1]	988,000	1,052,418
Simmons Foods, Inc., 7.75% Sr. Sec. Nts., 1/15/24[1]	324,000	352,350

		16,501,604
Household Products—0.2%
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[1]	5,215,000	5,632,252
Energizer Holdings, Inc., 6.375% Sr. Unsec. Nts., 7/15/26[1]	264,000	283,441
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	695,000	724,711

		6,640,404
Personal Products—0.0%
First Quality Finance Co., Inc., 5.00% Sr. Unsec. Nts., 7/1/25[1]	641,000	663,435
Energy—4.6%
Energy Equipment & Services—0.3%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]	1,300,000	1,298,375
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 1/15/28[1]	1,350,000	1,127,250
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	529,000	388,815
CSI Compressco LP/CSI Compressco Finance, Inc.:
7.25% Sr. Unsec. Nts., 8/15/22	345,000	313,812
7.50% Sr. Sec. Nts., 4/1/25[1]	481,000	474,987
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[1]	402,000	376,875
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	720,000	720,900
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	3,530,000	856,025
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	456,000	424,080
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	570,000	339,150
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	405,000	413,606
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	307,050	313,191
Transocean Poseidon Ltd., 6.875% Sr. Sec. Nts., 2/1/27[1]	160,000	165,600
Transocean Sentry Ltd., 5.375% Sr. Sec. Nts., 5/15/23[1]	611,000	612,528
Transocean, Inc., 9.00% Sr. Unsec. Nts., 7/15/23[1]	837,000	871,526
USA Compression Partners LP/USA Compression Finance Corp.:
6.875% Sr. Unsec. Nts., 4/1/26	486,000	506,655
6.875% Sr. Unsec. Nts., 9/1/27[1]	481,000	499,038
Valaris plc:
5.20% Sr. Unsec. Nts., 3/15/25	481,000	264,550
7.75% Sr. Unsec. Nts., 2/1/26	164,000	88,593

		10,055,556

99        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—4.3%
Aker BP ASA, 4.75% Sr. Unsec. Nts., 6/15/24[1]	$680,000	$711,960
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	296,000	261,220
5.375% Sr. Unsec. Nts., 11/1/21	695,000	675,019
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	1,785,000	1,793,389
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	803,000	796,977
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	503,000	226,350
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20	1,035,000	962,550
8.00% Sec. Nts., 12/15/22[1]	781,000	390,500
Callon Petroleum Co., 6.375% Sr. Unsec. Nts., 7/1/26	2,478,000	2,430,546
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	442,000	442,851
7.625% Sr. Unsec. Nts., 1/15/22	1,591,000	1,543,270
Carrizo Oil & Gas, Inc.:
6.25% Sr. Unsec. Nts., 4/15/23	160,000	152,400
8.25% Sr. Unsec. Nts., 7/15/25	324,000	319,010
Centennial Resource Production LLC:
5.375% Sr. Unsec. Nts., 1/15/26[1]	160,000	153,600
6.875% Sr. Unsec. Nts., 4/1/27[1]	2,332,000	2,337,830
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	662,000	726,545
7.00% Sr. Sec. Nts., 6/30/24	777,000	894,521
Chesapeake Energy Corp.:
7.00% Sr. Unsec. Nts., 10/1/24	194,000	139,922
7.50% Sr. Unsec. Nts., 10/1/26	268,000	183,580
8.00% Sr. Unsec. Nts., 3/15/26[1]	297,000	204,930
8.00% Sr. Unsec. Nts., 6/15/27	450,000	304,875
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	197,925
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	323,000	311,695
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	459,000	385,560
Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[1]	4,070,000	4,180,907
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% Sr. Unsec. Nts., 5/1/27[1]	1,321,000	1,351,964
5.75% Sr. Unsec. Nts., 4/1/25	185,000	191,012
6.25% Sr. Unsec. Nts., 4/1/23	211,000	217,594
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	805,000	813,034
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[1]	695,000	714,112
5.125% Sr. Unsec. Nts., 5/15/29	315,000	321,300
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	627,000	584,677
9.25% Sec. Nts., 3/31/22[1]	403,000	354,640
Energy Transfer Operating LP, 7.50% Sr. Unsec. Nts., 10/15/20	710,000	746,315
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	160,000	153,200

100        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	$160,000	$154,688
5.60% Sr. Unsec. Nts., 4/1/44	280,000	230,300
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	1,174,000	1,204,817
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	1,018,000	768,590
8.00% Sr. Sec. Nts., 11/29/24[1]	2,082,000	806,775
Eterna Capital Pte Ltd., 7.5% PIK Rate, 0.00% Cash Rate, Sr. Sec. Nts., 12/11/22[1,14]	3,365,052	3,167,350
Eterna Capital Pte Ltd., 8% PIK Rate, 0.00 Cash Rate, Sr. Sec. Nts., 12/11/22[14]	4,032,500	2,907,433
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26	1,208,000	1,168,740
6.50% Sr. Unsec. Nts., 10/1/25	620,000	606,825
6.75% Sr. Unsec. Nts., 8/1/22	285,000	290,230
Golden Nugget, Inc., 8.75% Sr. Sub. Nts., 10/1/25[1]	1,323,000	1,382,535
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	1,050,000	764,767
6.375% Sr. Unsec. Nts., 5/15/25	324,000	231,660
6.625% Sr. Unsec. Nts., 5/1/23	3,135,000	2,460,975
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	405,000	425,250
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	216,000	194,400
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	315,000	294,525
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	744,612
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	465,000	421,406
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	4,645,000	4,878,500
Kinder Morgan Energy Partners LP, 3.45% Sr. Unsec. Nts., 2/15/23	3,545,000	3,658,419
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	685,000	647,325
6.25% Sr. Unsec. Nts., 3/15/23	132,000	116,490
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	803,000	822,071
7.00% Sr. Unsec. Nts., 3/31/24[1]	192,000	186,240
Murray Energy Corp., 3% PIK Rate, 9% Cash Rate, Sec. Nts., 4/15/24[1,14]	5,744,632	71,808
MV24 Capital BV, 6.748% Sr. Sec. Nts., 6/1/34[1]	2,155,000	2,228,378
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	685,000	510,325
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	730,000	806,558
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	1,087,000	1,040,803
7.50% Sr. Unsec. Nts., 11/1/23	338,000	346,028
NGPL PipeCo LLC:
4.375% Sr. Unsec. Nts., 8/15/22[1]	640,000	663,859

101        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
NGPL PipeCo LLC: (Continued) 4.875% Sr. Unsec. Nts., 8/15/27[1]		$457,000	$490,714
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20		695,000	709,769
6.00% Sr. Unsec. Nts., 6/1/26		680,000	737,664
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		2,940,000	2,704,800
Occidental Petroleum Corp., 2.70% Sr. Unsec. Nts., 8/15/22		2,100,000	2,119,250
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		700,000	742,000
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		1,065,000	1,104,938
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Unsec. Nts., 11/15/23		435,000	450,772
7.25% Sr. Unsec. Nts., 6/15/25		488,000	507,520
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		474,000	489,699
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		657,000	648,853
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 3/31/22[1]		366,000	369,660
6.375% Sr. Sec. Nts., 3/31/25[1]		648,000	641,928
Pertamina Persero PT, 3.65% Sr. Unsec. Nts., 7/30/29[1]		3,490,000	3,590,347
Petrobras Global Finance BV:
6.85% Sr. Unsec. Nts., 6/5/15		520,000	595,504
6.90% Sr. Unsec. Nts., 3/19/49		3,145,000	3,613,605
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	3,560,000	3,902,898
6.49% Sr. Unsec. Nts., 1/23/27[1]		2,115,000	2,207,320
6.84% Sr. Unsec. Nts., 1/23/30[1]		4,929,000	5,106,198
7.69% Sr. Unsec. Nts., 1/23/50[1]		5,209,000	5,444,968
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		2,600,000	2,463,356
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26		2,450,000	2,119,250
6.875% Sr. Unsec. Nts., 3/1/21		695,000	693,263
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 3/15/23		322,000	282,555
5.75% Sr. Unsec. Nts., 6/1/21		695,000	693,263
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	180,000,000	2,554,674
7.00% Unsec. Nts., 8/31/22	INR	540,000,000	7,737,291
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		807,000	54,473
7.25% Sr. Sec. Nts., 2/15/23[1]		322,000	233,450
7.75% Sr. Unsec. Nts., 6/15/21		1,169,000	75,985
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		308,000	314,163
5.625% Sr. Unsec. Nts., 11/15/23		745,000	766,419
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27		2,775,000	2,400,375
6.75% Sr. Unsec. Nts., 9/15/26		427,000	375,760

102        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		$7,215,000	$8,387,221
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		162,000	144,180
7.50% Sr. Unsec. Nts., 4/1/26		1,415,000	1,238,125
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25		443,000	440,776
State Oil Co. of the Azerbaijan Republic, 4.75% Sr. Unsec. Nts., 3/13/23[1]		3,475,000	3,614,459
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		1,124,000	954,501
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23		409,000	420,759
5.50% Sr. Unsec. Nts., 2/15/26		217,000	227,019
5.875% Sr. Unsec. Nts., 3/15/28		491,000	522,301
6.00% Sr. Unsec. Nts., 4/15/27		322,000	342,125
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]		699,000	699,000
5.50% Sr. Unsec. Nts., 1/15/28[1]		291,000	285,878
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28		453,000	459,251
5.875% Sr. Unsec. Nts., 4/15/26		1,400,000	1,484,000
6.50% Sr. Unsec. Nts., 7/15/27[1]		319,000	348,855
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		976,000	1,005,280
Transcanada Trust, 5.875% [US0003M+464] Jr. Sub. Nts., 8/15/76[2]		3,545,000	3,755,502
Transocean, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]		328,000	292,740
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21		296,000	283,799
6.625% Sr. Unsec. Nts., 1/15/26		2,305,000	1,567,400
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23		205,000	231,650

			144,025,967
Financials—10.0%
Capital Markets—1.2%
Credit Suisse Group AG:
7.50% [USSW5+460] Jr. Sub. Perpetual Bonds[1,2,17]		2,440,000	2,609,494
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,17]		10,330,000	11,441,033
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		2,031,000	2,138,999
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,17]		11,105,000	11,549,866
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,17]		5,245,000	5,767,192
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,17]		5,426,000	5,704,083

			39,210,667
Commercial Banks—4.8%
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	5,405,000	4,286,081

103        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)
Banco Bilbao Vizcaya Argentaria SA:
6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	4,060,000	$4,759,746
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	4,305,000	5,198,104
Banco Comercial Portugues SA:
4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[1,2]	EUR	1,700,000	1,926,511
9.25% [EUSA5+941.4] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	1,747,000	2,071,298
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22		3,650,000	3,727,599
4.75% Sr. Unsec. Nts., 3/20/24[1]		2,562,000	2,691,381
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,17]		969,000	992,023
Banco Santander SA:
5.25% [EUSA5+499.9] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,600,000	2,931,117
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	10,710,000	12,708,582
Banco Votorantim SA, 4.50% Sr. Unsec. Nts., 9/24/24[1]		3,500,000	3,602,813
Bangkok Bank PCL (Hong Kong), 3.733% [H15T5Y+190] Sub. Nts., 9/25/34[1,2]		3,500,000	3,558,505
Bank of China Ltd., 5.00% Sub. Nts., 11/13/24[1]		3,535,000	3,853,934
Bankinter SA, 8.625% [EUSA5+886.7] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	3,255,000	3,962,275
Barclays plc:
2.00% [EUSA5+190] Sub. Nts., 2/7/28[1,2]	EUR	3,495,000	3,782,289
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,17]		3,140,000	3,328,733
8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds[2,17]		3,480,000	3,703,468
BBVA Bancomer SA, 5.875% [H15T5Y+430.8] Sub. Nts., 9/13/34[1,2]		5,200,000	5,180,500
BNP Paribas SA:
6.625% [USSW5+414.9] Jr. Sub. Perpetual Bonds[1,2,17]		2,835,000	2,989,408
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,17]		2,720,000	2,867,152
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,17]		6,835,000	7,204,774
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	4,270,000	5,121,799
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,173,000
5.00% Sr. Unsec. Nts., 8/15/22		350,000	371,665
5.25% Sr. Unsec. Nts., 3/7/25		690,000	754,653
Commerzbank AG, 7.00% [USSW5+522.8] Jr. Sub. Perpetual Bonds[1,2,17]		3,600,000	3,715,830
Cooperatieve Rabobank UA, 6.625% [EUSA5+669.7] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	7,085,000	8,434,175
Credit Agricole SA:
6.875% [USSW5+431.9] Jr. Sub. Perpetual Bonds[1,2,17]		1,725,000	1,855,608
7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[1,2,17]		3,540,000	3,958,163
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[1]		7,080,000	7,901,733
Global Bank Corp., 5.25% [US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]		4,810,000	5,108,220
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,510,000	2,947,797
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,995,000	3,719,177

104        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		$569,000	$599,733
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[1]		690,000	731,317
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[1,7]		7,175,000	5,948,730
Novo Banco SA, 8.50% [EUSA5+823.3] Sub. Nts., 7/6/28[1,2]	EUR	1,745,000	2,043,360
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,17]		11,225,000	11,837,885
Standard Chartered plc, 7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[1,2,17]		8,745,000	9,456,275

			161,005,413
Consumer Finance—0.4%
Ally Financial, Inc.:
3.875% Sr. Unsec. Nts., 5/21/24		830,000	860,959
4.625% Sr. Unsec. Nts., 5/19/22		555,000	577,200
4.625% Sr. Unsec. Nts., 3/30/25		692,000	747,360
5.125% Sr. Unsec. Nts., 9/30/24		555,000	606,337
5.75% Sub. Nts., 11/20/25		1,158,000	1,301,326
8.00% Sr. Unsec. Nts., 11/1/31		527,000	731,212
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		913,000	924,413
6.50% Sr. Unsec. Nts., 6/15/22		659,000	703,483
6.625% Sr. Unsec. Nts., 7/26/21		682,000	717,805
6.75% Sr. Unsec. Nts., 6/25/25		863,000	892,126
6.75% Sr. Unsec. Nts., 6/15/26		486,000	498,296
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22		867,000	932,025
6.125% Sr. Unsec. Nts., 3/15/24		641,000	691,479
6.625% Sr. Unsec. Nts., 1/15/28		993,000	1,070,255
6.875% Sr. Unsec. Nts., 3/15/25		643,000	710,113
7.125% Sr. Unsec. Nts., 3/15/26		962,000	1,068,974
8.25% Sr. Unsec. Nts., 12/15/20		753,000	801,945

			13,835,308
Diversified Financial Services—1.1%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[8,15]		1,186,225	—
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[8,9,15]	MXN	17,961,653	—
Docuformas SAPI de CV, 10.25% Sr. Unsec. Nts., 7/24/24[1]		835,000	826,191
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]		493,000	456,025
8.25% Sr. Unsec. Nts., 4/15/25[1]		891,000	821,947
Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/23[1]		3,500,000	3,551,087
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% Sr. Unsec. Nts., 2/1/22		416,000	421,460
6.25% Sr. Unsec. Nts., 5/15/26[1]		405,000	425,250
JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[1]	MXN	20,232,960	112,895

105        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]		$873,000	$901,372
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	145,000,000	2,095,408
PetSmart, Inc., 7.125% Sr. Unsec. Nts., 3/15/23[1]		695,000	656,775
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	360,000,000	5,071,226
7.42% Sr. Unsec. Nts., 6/26/20	INR	107,000,000	1,515,820
7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	5,093,042
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		425,000	440,194
5.75% Sr. Unsec. Nts., 5/1/25[1]		401,000	415,536
Rio Oil Finance Trust Series 2014-1, 9.25% Sr. Sec. Nts., 7/6/24[1]		414,324	464,047
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	5,078,813
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	4,968,974
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[1]	BRL	12,250,000	3,346,310
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		697,000	590,707

			37,253,079
Insurance—0.5%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	2,695,000	3,310,100
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% [EUR003M+577] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	3,500,000	4,458,119
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		621,000	669,127
NN Group NV, 4.375% [EUR003M+390] Jr. Sub. Perpetual Bonds[1,2,17]	EUR	3,535,000	4,226,230
VIVAT NV, 6.25% [USSW5+417.4] Jr. Sub. Perpetual Bonds[1,2,17]		3,535,000	3,550,282

			16,213,858
Real Estate Investment Trusts (REITs)—0.7%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75% Sr. Sec. Nts., 5/15/26[1]		615,000	644,981
CoreCivic, Inc.:
4.625% Sr. Unsec. Nts., 5/1/23		281,000	273,663
5.00% Sr. Unsec. Nts., 10/15/22		160,000	160,200
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		824,000	890,435
5.875% Sr. Unsec. Nts., 1/15/26		2,155,000	2,298,114
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		481,000	522,121
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,515,000	2,603,025

106        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]		$488,000	$501,508
4.875% Sr. Unsec. Nts., 9/15/29[1]		1,043,000	1,061,565
iStar, Inc.:
4.75% Sr. Unsec. Nts., 10/1/24		3,303,000	3,364,931
5.25% Sr. Unsec. Nts., 9/15/22		988,000	1,011,465
6.00% Sr. Unsec. Nts., 4/1/22		1,314,000	1,356,179
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.:
5.625% Sr. Unsec. Nts., 5/1/24		1,039,000	1,142,900
5.75% Sr. Unsec. Nts., 2/1/27[1]		319,000	358,572
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% Sr. Unsec. Nts., 8/1/29		2,695,000	2,780,903
5.00% Sr. Unsec. Nts., 10/15/27		238,000	249,900
6.375% Sr. Unsec. Nts., 3/1/24		250,000	262,385
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		588,000	608,580
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		812,000	832,300
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25		819,000	849,139
5.00% Sr. Unsec. Nts., 12/15/21		805,000	839,213

			22,612,079
Real Estate Management & Development—1.2%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[1]		6,610,000	6,749,215
China Aoyuan Group Ltd., 7.50% Sr. Sec. Nts., 5/10/21[1]		1,499,000	1,532,658
CIFI Holdings Group Co. Ltd.:
6.375% Sr. Unsec. Nts., 5/2/20[1]		3,495,000	3,521,212
7.625% Sr. Unsec. Nts., 3/2/21[1]		9,746,000	10,062,513
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[1]		3,915,000	3,975,683
Forestar Group, Inc., 8.00% Sr. Unsec. Nts., 4/15/24[1]		695,000	754,075
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		802,000	827,062
Times China Holdings Ltd.:
6.25% Sr. Sec. Nts., 1/23/20[1]		1,230,000	1,234,405
7.85% Sr. Sec. Nts., 6/4/21[1]		11,518,000	11,817,450
Yuzhou Properties Co. Ltd., 6.375% Sr. Sec. Nts., 3/6/21[1]		1,499,000	1,500,464

			41,974,737
Thrifts & Mortgage Finance—0.1%
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,546,888
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]		526,000	549,670
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24		606,000	628,725

			3,725,283
Health Care—1.4%
Health Care Equipment & Supplies—0.0%
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		616,000	633,987

107        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	$497,000	$511,910

		1,145,897
Health Care Providers & Services—1.0%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	259,000	265,151
6.50% Sr. Unsec. Nts., 3/1/24	338,000	353,210
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	763,000	781,274
5.375% Sr. Unsec. Nts., 6/1/26[1]	1,945,000	2,042,250
6.125% Sr. Unsec. Nts., 2/15/24	650,000	678,568
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,416,000	1,411,894
6.875% Sr. Unsec. Nts., 2/1/22	423,000	323,066
8.00% Sr. Sec. Nts., 3/15/26[1]	643,000	643,000
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	324,000	324,000
5.125% Sr. Unsec. Nts., 7/15/24	1,487,000	1,514,881
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	262,000	265,720
HCA, Inc.:
4.125% Sr. Sec. Nts., 6/15/29	2,045,000	2,145,438
5.375% Sr. Unsec. Nts., 2/1/25	1,745,000	1,910,775
5.375% Sr. Unsec. Nts., 9/1/26	2,775,000	3,055,830
5.50% Sr. Sec. Nts., 6/15/47	1,000,000	1,132,240
5.625% Sr. Unsec. Nts., 9/1/28	1,446,000	1,614,893
5.875% Sr. Unsec. Nts., 2/15/26	324,000	363,042
7.50% Sr. Unsec. Nts., 2/15/22	1,221,000	1,356,287
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	930,000	861,413
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,650,462
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	737,000	790,359
Tenet Healthcare Corp.:
5.125% Sr. Sec. Nts., 11/1/27[1]	3,375,000	3,491,775
6.25% Sec. Nts., 2/1/27[1]	319,000	332,127
6.75% Sr. Unsec. Nts., 6/15/23	1,328,000	1,399,619
8.125% Sr. Unsec. Nts., 4/1/22	805,000	874,431

		33,581,705
Pharmaceuticals—0.4%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1]	817,000	918,962
Bausch Health Cos., Inc.:
5.50% Sr. Sec. Nts., 11/1/25[1]	1,675,000	1,758,918
5.75% Sr. Sec. Nts., 8/15/27[1]	695,000	752,914
6.125% Sr. Unsec. Nts., 4/15/25[1]	708,000	736,320
7.00% Sr. Sec. Nts., 3/15/24[1]	1,535,000	1,617,061
7.00% Sr. Unsec. Nts., 1/15/28[1]	301,000	324,960
7.25% Sr. Unsec. Nts., 5/30/29[1]	301,000	329,535
9.00% Sr. Unsec. Nts., 12/15/25[1]	1,152,000	1,297,440

108        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Sec. Nts., 10/15/24[1]	$710,000	$631,900
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[1]	1,875,000	1,710,937
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	845,000	883,025
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	423,000	392,861
Teva Pharmaceutical Finance Netherlands III BV:
3.15% Sr. Unsec. Nts., 10/1/26	270,000	189,675
6.00% Sr. Unsec. Nts., 4/15/24	951,000	823,209

		12,367,717
Industrials—2.3%
Aerospace & Defense—0.3%
Arconic, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	657,000	700,175
5.40% Sr. Unsec. Nts., 4/15/21	590,000	610,582
6.15% Sr. Unsec. Nts., 8/15/20	695,000	716,566
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	497,000	498,864
7.50% Sr. Unsec. Nts., 12/1/24[1]	969,000	974,814
7.50% Sr. Unsec. Nts., 3/15/25[1]	664,000	665,660
7.875% Sr. Unsec. Nts., 4/15/27[1]	643,000	641,939
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	1,391,000	1,578,799
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	690,000	742,612
6.375% Sr. Sub. Nts., 6/15/26	1,590,000	1,677,450
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,469,700
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	590,000	589,764

		10,866,925
Air Freight & Couriers—0.2%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	326,000	326,913
Allison Transmission, Inc., 5.875% Sr. Unsec. Nts., 6/1/29[1]	322,000	350,175
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]	3,475,000	3,672,675
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	1,390,000	1,438,650
6.75% Sr. Unsec. Nts., 8/15/24[1]	643,000	697,655

		6,486,068
Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	756,000	763,560
5.00% Sr. Unsec. Nts., 6/1/22[1]	1,261,000	1,310,936
Gol Finance SA, 7.00% Sr. Unsec. Nts., 1/31/25[1]	1,240,000	1,215,200
United Continental Holdings, Inc.:
4.25% Sr. Unsec. Nts., 10/1/22	988,000	1,023,123

109        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Airlines (Continued)
United Continental Holdings, Inc.: (Continued)
4.875% Sr. Unsec. Nts., 1/15/25	$791,000	$834,189

		5,147,008
Building Products—0.2%
Advanced Drainage Systems, Inc., 5.00% Sr. Sec. Nts., 9/30/27[1]	384,000	390,236
Builders FirstSource, Inc., 6.75% Sr. Sec. Nts., 6/1/27[1]	170,000	184,025
Cornerstone Building Brands, Inc., 8.00% Sr. Unsec. Nts., 4/15/26[1]	659,000	650,762
Masonite International Corp., 5.375% Sr. Unsec. Nts., 2/1/28[1]	2,015,000	2,108,194
Standard Industries, Inc.:
5.375% Sr. Unsec. Nts., 11/15/24[1]	1,032,000	1,066,830
6.00% Sr. Unsec. Nts., 10/15/25[1]	812,000	855,410
William Lyon Homes, Inc., 6.00% Sr. Unsec. Nts., 9/1/23	1,405,000	1,468,225

		6,723,682
Commercial Services & Supplies—0.3%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,261,000	1,308,287
ADT Security Corp. (The), 6.25% Sr. Sec. Nts., 10/15/21	1,040,000	1,112,800
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,080,000	2,096,926
Clean Harbors, Inc., 4.875% Sr. Unsec. Nts., 7/15/27[1]	665,000	695,756
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 7/1/25	385,000	402,806
6.00% Sr. Unsec. Nts., 1/1/27	599,000	633,442
Murphy Oil USA, Inc., 4.75% Sr. Unsec. Nts., 9/15/29	1,109,000	1,136,725
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	627,000	663,053
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	939,000	974,213
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	1,815,000	1,735,594
8.50% Sr. Unsec. Nts., 10/15/25[1]	484,000	391,435

		11,151,037
Construction & Engineering—0.2%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,498,100
GMR Hyderabad International Airport Ltd., 5.375% Sr. Sec. Nts., 4/10/24[1]	3,475,000	3,577,648
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	405,000	415,125
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	144,000	151,830

		5,642,703
Electrical Equipment—0.1%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	708,000	773,490
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	738,000	714,938
Vertiv Intermediate Holding Corp., 13% PIK Rate, 12% Cash Rate, Sr. Unsec. Nts., 2/15/22[1,14]	641,000	577,701

		2,066,129

110        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Industrial Conglomerates—0.1%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	$715,000	$612,218
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	694,000	662,770
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,272,000	1,289,490
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	641,000	669,044

		3,233,522
Machinery—0.2%
Allison Transmission, Inc., 5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,489,556
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[1]	680,000	719,100
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]	638,000	677,620
6.375% Sr. Unsec. Nts., 2/15/26[1]	319,000	343,623
IHS Netherlands Holdco BV, 8.00% Sr. Unsec. Nts., 9/18/27[1]	2,000,000	2,047,500
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	1,215,000	1,263,600

		6,540,999
Professional Services—0.0%
Nielsen Finance LLC/Nielsen Finance Co., 5.00% Sr. Unsec. Nts., 4/15/22[1]	829,000	835,466
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75% Sr. Unsec. Nts., 7/15/27[1]	1,005,000	1,039,371
DAE Funding LLC:
4.00% Sr. Unsec. Nts., 8/1/20[1]	328,000	330,870
4.50% Sr. Unsec. Nts., 8/1/22[1]	629,000	640,007
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	1,255,000	1,430,700
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	619,000	557,100
Rumo Luxembourg Sarl, 7.375% Sr. Unsec. Nts., 2/9/24[1]	3,475,000	3,748,691
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	319,000	322,190
8.00% Sr. Unsec. Nts., 11/1/26[1]	319,000	323,785
United Rentals North America, Inc., 5.25% Sr. Unsec. Nts., 1/15/30	695,000	731,057

		9,123,771
Trading Companies & Distributors—0.3%
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	618,000	639,630
Fortress Transportation & Infrastructure Investors LLC, 6.75% Sr. Unsec. Nts., 3/15/22[1]	690,000	722,775
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	1,950,000	2,014,643
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28	811,000	846,481
5.875% Sr. Unsec. Nts., 9/15/26	2,700,000	2,889,135

111        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Trading Companies & Distributors (Continued)
United Rentals North America, Inc.: (Continued) 6.50% Sr. Unsec. Nts., 12/15/26		$1,380,000	$1,508,685

			8,621,349
Transportation Infrastructure—0.0%
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,673,151
Information Technology—1.0%
Communications Equipment—0.1%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		2,560,000	2,323,200
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.875% Sr. Sec. Nts., 5/1/24[1]		695,000	745,387
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26		585,000	628,144
6.625% Sr. Unsec. Nts., 8/1/26		590,000	641,896
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		636,000	639,180
ViaSat, Inc.:
5.625% Sr. Unsec. Nts., 9/15/25[1]		328,000	332,100
5.625% Sr. Sec. Nts., 4/15/27[1]		481,000	506,253

			5,816,160
Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23		518,000	531,416
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[1]		1,360,000	1,417,800
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]		823,000	825,058

			2,774,274
IT Services—0.1%
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]		817,000	459,563
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]		999,000	1,047,701
Harland Clarke Holdings Corp.:
6.875% Sr. Sec. Nts., 3/1/20[1]		658,000	651,420
8.375% Sr. Sec. Nts., 8/15/22[1]		464,000	382,800
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27		516,000	542,445

			3,083,929
Semiconductors & Semiconductor Equipment—0.1%
Micron Technology, Inc., 4.663% Sr. Unsec. Nts., 2/15/30		1,345,000	1,403,668
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26		1,012,000	1,071,455
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]		335,000	357,613

			2,832,736
Software—0.2%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]		879,000	843,401
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		1,002,000	1,022,040
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]		990,000	1,049,004

112        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Software (Continued)
Symantec Corp.:
4.20% Sr. Unsec. Nts., 9/15/20	$610,000	$617,774
5.00% Sr. Unsec. Nts., 4/15/25[1]	641,000	648,558
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	752,000	785,135
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,053,000	1,046,095

		6,012,007
Technology Hardware, Storage & Peripherals—0.4%
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	7,084,000	7,306,137
7.125% Sr. Unsec. Nts., 6/15/24[1]	1,720,000	1,817,610
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20	560,000	560,262
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	981,000	1,036,181
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	571,000	588,130
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26	864,000	891,000
Xerox Corp., 2.80% Sr. Unsec. Nts., 5/15/20	645,000	646,103

		12,845,423
Materials—3.8%
Chemicals—1.1%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	690,000	725,362
6.875% Sr. Unsec. Nts., 5/15/43	396,000	456,390
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	319,000	348,507
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21	3,441,000	3,633,774
CF Industries, Inc.:
3.40% Sr. Sec. Nts., 12/1/21[1]	6,265,000	6,376,933
5.15% Sr. Unsec. Nts., 3/15/34	423,000	442,564
5.375% Sr. Unsec. Nts., 3/15/44	266,000	269,199
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	411,000	407,404
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	500,000	523,125
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]	388,000	408,021
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	413,000	415,325
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	715,000	737,951
5.25% Sr. Unsec. Nts., 8/1/23[1]	420,000	426,300
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	3,735,000	3,935,756
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	333,000	334,782
5.125% Sr. Unsec. Nts., 9/15/27	312,000	320,580
5.625% Sr. Unsec. Nts., 8/1/29	1,685,000	1,757,118
Orbia Advance Corp. SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]	3,545,000	3,722,285
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]	328,000	339,480
6.75% Sr. Sec. Nts., 11/15/22[1]	690,000	716,737

113        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Chemicals (Continued)
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		$409,000	$392,640
Sociedad Quimica y Minera de Chile SA, 4.25% Sr. Unsec. Nts., 5/7/29[1]		1,805,000	1,926,386
Starfruit Finco BV/Starfruit US Holdco LLC:
6.50% Sr. Unsec. Nts., 10/1/26[1]	EUR	3,545,000	3,954,249
8.00% Sr. Unsec. Nts., 10/1/26[1]		599,000	600,498
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		657,000	624,643
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]		402,000	384,915
Unigel Luxembourg SA, 8.75% Sr. Unsec. Nts., 10/1/26[1]		2,850,000	2,850,000
WR Grace & Co.-Conn, 5.125% Sr. Unsec. Nts., 10/1/21[1]		595,000	621,091

			37,652,015
Construction Materials—0.2%
Cemex Finance LLC, 6.00% Sr. Sec. Nts., 4/1/24[1]		3,475,000	3,575,775
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		3,350,000	2,520,875

			6,096,650
Containers & Packaging—0.8%
ARD Finance SA, 7.875% PIK Rate, 7.875% Cash Rate, Sr. Sec. Nts., 9/15/23[14]		645,000	667,575
ARD Securities Finance Sarl, 3% PIK Rate, 8.75% Cash Rate, Sr. Sec. Nts., 1/31/23[1,14]		1,115,144	1,159,750
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.125% Sr. Sec. Nts., 8/15/26[1]		1,350,000	1,361,812
4.25% Sr. Sec. Nts., 9/15/22[1]		282,000	286,365
4.625% Sr. Sec. Nts., 5/15/23[1]		160,000	164,200
6.00% Sr. Unsec. Nts., 2/15/25[1]		1,101,000	1,153,958
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20		4,150,000	4,245,491
Berry Global, Inc., 4.875% Sr. Sec. Nts., 7/15/26[1]		393,000	407,207
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		613,000	645,182
Flex Acquisition Co., Inc.:
6.875% Sr. Unsec. Nts., 1/15/25[1]		219,000	200,845
7.875% Sr. Unsec. Nts., 7/15/26[1]		648,000	596,160
Graphic Packaging International LLC:
4.75% Sr. Unsec. Nts., 4/15/21		3,540,000	3,668,325
4.875% Sr. Unsec. Nts., 11/15/22		615,000	644,213
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]		399,000	424,137
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]		638,000	666,710
LABL Escrow Issuer LLC, 6.75% Sr. Sec. Nts., 7/15/26[1]		665,000	692,847
Mauser Packaging Solutions Holding Co.:
5.50% Sr. Sec. Nts., 4/15/24[1]		405,000	419,094
7.25% Sr. Unsec. Nts., 4/15/25[1]		645,000	612,137
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]		1,420,000	1,432,425
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]		629,000	651,141

114        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Containers & Packaging (Continued)
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	$1,122,000	$939,675
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	872,000	894,890
7.00% Sr. Unsec. Nts., 7/15/24[1]	948,000	984,143
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	666,000	701,798
6.875% Sr. Unsec. Nts., 7/15/33[1]	326,000	383,050
Trivium Packaging Finance BV:
5.50% Sr. Sec. Nts., 8/15/26[1]	335,000	352,990
8.50% Sr. Unsec. Nts., 8/15/27[1]	335,000	363,056

		24,719,176
Metals & Mining—1.3%
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	518,000	552,913
6.75% Sr. Unsec. Nts., 9/30/24[1]	328,000	345,630
7.00% Sr. Unsec. Nts., 9/30/26[1]	319,000	347,720
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	324,000	341,820
Allegheny Technologies, Inc.:
5.95% Sr. Unsec. Nts., 1/15/21	695,000	713,678
7.875% Sr. Unsec. Nts., 8/15/23	322,000	350,503
ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	3,490,000	3,930,538
6.75% Sr. Unsec. Nts., 3/1/41	315,000	374,639
7.00% Sr. Unsec. Nts., 10/15/39	345,000	418,709
Cleveland-Cliffs, Inc.:
5.75% Sr. Unsec. Nts., 3/1/25	361,000	355,585
5.875% Sr. Unsec. Nts., 6/1/27[1]	578,000	548,869
Corp. Nacional del Cobre de Chile, 3.00% Sr. Unsec. Nts., 9/30/29[1]	2,775,000	2,768,395
CSN Resources SA, 7.625% Sr. Unsec. Nts., 2/13/23[1]	2,790,000	2,919,037
Evraz plc, 5.375% Sr. Unsec. Nts., 3/20/23[1]	5,215,000	5,557,834
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	182,000	183,820
7.25% Sr. Unsec. Nts., 4/1/23[1]	3,674,000	3,637,260
FMG Resources August 2006 Pty Ltd., 4.75% Sr. Unsec. Nts., 5/15/22[1]	322,000	331,660
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22	398,000	399,990
4.55% Sr. Unsec. Nts., 11/14/24	285,000	292,781
5.40% Sr. Unsec. Nts., 11/14/34	1,455,000	1,389,525
5.45% Sr. Unsec. Nts., 3/15/43	287,000	259,844
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	940,000	957,625
IAMGOLD Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	510,000	536,775
Industrias Penoles SAB de CV, 5.65% Sr. Unsec. Nts., 9/12/49[1]	2,200,000	2,281,840
JSW Steel Ltd.:
4.75% Sr. Unsec. Nts., 11/12/19[1]	2,370,000	2,372,685
5.25% Sr. Unsec. Nts., 4/13/22[1]	3,600,000	3,650,302
5.95% Sr. Unsec. Nts., 4/18/24[1]	2,130,000	2,202,390

115        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Metals & Mining (Continued)
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	$467,000	$490,924
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	1,270,000	1,704,975
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	3,590,000	3,208,563

		43,426,829
Paper & Forest Products—0.4%
Boise Cascade Co., 5.625% Sr. Unsec. Nts., 9/1/24[1]	1,598,000	1,659,922
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,579,000	2,669,265
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	655,000	632,894
6.50% Sr. Unsec. Nts., 2/1/24	315,000	324,056
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[1]	1,841,000	1,891,628
Suzano Austria GmbH, 5.00% Sr. Unsec. Nts., 1/15/30	6,965,000	6,995,994

		14,173,759
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.1%
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	1,157,000	1,244,886
8.125% Sr. Sec. Nts., 2/1/27[1]	645,000	713,531
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	3,550,000	3,665,410
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	995,000	1,034,800
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	1,235,000	1,299,837
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	1,815,000	2,034,343
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	710,000	628,705
CommScope, Inc., 6.00% Sr. Sec. Nts., 3/1/26[1]	3,280,000	3,410,544
Frontier Communications Corp.:
10.50% Sr. Unsec. Nts., 9/15/22	4,321,000	2,001,163
11.00% Sr. Unsec. Nts., 9/15/25	1,243,000	567,896
GCI LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	340,000	367,625
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[1]	5,250,000	5,867,936
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	3,925,000	4,102,724
iHeartCommunications, Inc., 5.25% Sr. Sec. Nts., 8/15/27[1]	1,345,000	1,402,163
Inmarsat Finance plc, 4.875% Sr. Unsec. Nts., 5/15/22[1]	560,000	569,626
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	2,850,000	2,970,698
Oi SA, 10% Cash Rate or 4% PIK Rate and 8% Cash Rate, Sr. Unsec. Nts., 7/27/25[14]	2,144,000	1,972,694
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	831,000	832,332
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	1,045,000	1,130,899
Zayo Group LLC/Zayo Capital, Inc., 6.00% Sr. Unsec. Nts., 4/1/23	1,004,000	1,035,375

		36,853,187
Wireless Telecommunication Services—0.6%
Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]	655,000	678,525
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	1,750,000	1,626,957

116        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	$2,790,000	$2,616,741
8.50% Sr. Unsec. Nts., 10/15/24[1]	1,524,000	1,538,768
9.75% Sr. Unsec. Nts., 7/15/25[1]	1,004,000	1,053,698
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	1,078,000	1,029,490
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	1,616,000	1,721,040
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,139,375
Sprint Corp.:
7.625% Sr. Unsec. Nts., 3/1/26	972,000	1,075,275
7.875% Sr. Unsec. Nts., 9/15/23	2,519,000	2,773,318
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	863,000	886,732
5.125% Sr. Unsec. Nts., 4/15/25	384,000	398,880
6.00% Sr. Unsec. Nts., 4/15/24	671,000	697,840
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]	643,000	615,673
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25[1,15]	601,000	614,523

		19,466,835
Utilities—1.3%
Electric Utilities—0.5%
DPL, Inc., 4.35% Sr. Unsec. Nts., 4/15/29[1]	430,000	425,327
Empresa de Transmision Electrica SA, 5.125% Sr. Unsec. Nts., 5/2/49[1]	1,810,000	2,089,419
Eskom Holdings SOC Ltd., 7.125% Sr. Unsec. Nts., 2/11/25[1]	3,500,000	3,612,094
Perusahaan Listrik Negara PT, 4.125% Sr. Unsec. Nts., 5/15/27[1]	6,955,000	7,358,875
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	435,000	439,350
Talen Energy Supply LLC, 7.25% Sr. Sec. Nts., 5/15/27[1]	393,000	401,371
TerraForm Power Operating LLC, 5.00% Sr. Unsec. Nts., 1/31/28[1]	134,000	140,030
Vistra Operations Co. LLC:
5.00% Sr. Unsec. Nts., 7/31/27[1]	1,360,000	1,403,765
5.50% Sr. Unsec. Nts., 9/1/26[1]	362,000	379,629
5.625% Sr. Unsec. Nts., 2/15/27[1]	645,000	681,075

		16,930,935
Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	648,000	699,030
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50% Sr. Unsec. Nts., 4/15/26[1]	440,000	443,080
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	324,000	343,447

		1,485,557

117        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers—0.7%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25% Sr. Sec. Nts., 12/10/24[1]	$3,695,000	$3,867,372
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	1,230,000	1,314,562
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	700,000	714,875
6.00% Sr. Unsec. Nts., 5/15/26	423,000	450,495
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	3,485,000	3,533,414
Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[1]	1,400,000	1,405,950
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	1,036,000	1,076,145
5.75% Sr. Unsec. Nts., 1/15/25	243,000	249,986
5.875% Sr. Sec. Nts., 1/15/24[1]	326,000	334,150
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]	319,000	336,944
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	4,145,000	4,316,023
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	5,215,000	5,304,959
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	824,000	895,770
7.25% Sr. Unsec. Nts., 5/15/26	578,000	635,222

		24,435,867
Multi-Utilities—0.0%
TerraForm Power Operating LLC, 4.25% Sr. Unsec. Nts., 1/31/23[1]	446,000	457,150

Total Corporate Bonds and Notes (Cost $1,109,437,763)		1,101,391,596
	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A18 (Cost $97,198)	170	29,750
Common Stocks—0.1%
Claire’s Holdings LLC[18]	614	383,750
Clear Channel Outdoor Holdings, Inc., Cl. A18	153,942	387,934
Hexion Holdings Corp., Cl. B18	64,100	721,125
JSC Astana Finance, GDR (Cost $0, Acquisition Date 6/5/15)[1,8,18]	1,681,847	—
Quicksilver Resources, Inc.[8,18]	12,760,000	—
Sabine Oil & Gas Holdings, Inc.	2,510	131,775

Total Common Stocks (Cost $15,951,361)		1,624,584
	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Exp. 11/10/22[8,18]	26,104	—
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[8,18]	7,821	82,120
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[8,18]	1,643	20,538

Total Rights, Warrants and Certificates (Cost $1,590,968)		102,658

118        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Structured Securities—0.6%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,11]		$2,157,236	$2,079,794
3.054% Sr. Sec. Nts., 4/30/25[1,11]		2,748,651	2,649,977
3.098% Sr. Sec. Nts., 4/30/25[1,11]		2,373,020	2,287,831
3.131% Sr. Sec. Nts., 4/30/25[1,11]		2,121,180	2,045,032
3.179% Sr. Sec. Nts., 4/30/25[1,11]		2,641,041	2,546,231
3.23% Sr. Sec. Nts., 4/30/25[1,11]		3,014,348	2,906,136
3.265% Sr. Sec. Nts., 4/30/25[1,11]		2,408,111	2,321,663
3.346% Sr. Sec. Nts., 4/30/25[1,11]		2,263,521	2,182,264
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[8]	RUB	78,147,214	175,129

Total Structured Securities (Cost $19,685,921)			19,194,057
Short-Term Notes—0.3%
Arab Republic of Egypt Treasury Bills, 17.01%, 5/5/20[11]	EGP	146,400,000	8,307,280
Argentine Republic Treasury Bills, 5.043%, 5/29/20[11]	ARS	349,300,000	2,690,354

Total Short-Term Notes (Cost $16,433,718)			10,997,634

			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.1%
						USD
					USD
S&P 500 Index Put		USD	2,675.000	3/20/20	134,285	1		2,748,450
						USD
S&P 500 Index Put		USD	2,625.000	2/21/20	USD 69,563	0	[19]	1,000,375

Total Exchange-Traded Options Purchased (Cost $6,008,743)								3,748,825

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.5%
						BRL
BRL Currency
Put	GSCO-OT	BRL	3.430	3/30/20	BRL 3,543	3,543		88,161
						BRL
BRL Currency
Call	JPM	BRL	3.918	11/19/19	BRL 137,130	137,130		72,513
						BRL
BRL Currency
Put	GSCO-OT	BRL	3.430	3/30/20	BRL 3,543	3,543		88,161
						BRL
BRL Currency
Put	GSCO-OT	BRL	3.432	3/27/20	BRL 3,540	3,540		86,201
						BRL
BRL Currency
Call	CITNA-B	BRL	3.861	11/18/19	BRL 135,118	135,118		35,517
						BRL
BRL Currency
Put	GSCO-OT	BRL	3.350	12/6/19	BRL 1,414	1,414		85

119        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						BRL
BRL Currency
Call[20]	JPM	BRL	3.200	10/17/19	BRL 3,586	3,586	$—
						BRL
BRL Currency
Put	GSCO-OT	BRL	3.400	12/10/19	BRL 1,414	1,414	395
						CLP
CLP Currency					CLP
Call	JPM	CLP	677.500	10/21/19	47,000,000	47,000,000	470
						EUR
EUR Currency
Put[18]	GSCO-OT	NOK	8.648	1/6/21	EUR 8,850	8,850	301,435
						EUR
EUR Currency
Put	SCB	IDR	15760.000	1/17/20	EUR 26,160	26,160	413,782
						EUR
EUR Currency
Put	JPM	NOK	8.900	8/26/21	EUR 8,750	8,750	1,301,978
						EUR
EUR Currency					EUR
Call	CITNA-B	USD	1.178	10/3/19	212,400	212,400	—
						EUR
EUR Currency
Put	JPM	ZAR	15.720	1/23/20	EUR 34,900	34,900	247,302
						EUR
EUR Currency
Put	GSCO-OT	INR	74.875	8/5/20	EUR 3,500	3,500	1,773,110
						EUR
EUR Currency
Put	BOA	SEK	9.250	4/29/20	EUR 7,200	7,200	3,401
						EUR
EUR Currency					EUR
Call	BOA	USD	1.170	10/31/19	212,400	212,400	1,128
						EUR
EUR Currency					EUR
Put	BOA	PLN	4.250	11/20/19	140,000	140,000	59,816
						EUR
EUR Currency					EUR
Put	MSCO	NOK	9.757	8/20/20	105,000	105,000	1,098,369
						EUR
EUR Currency
Put	GSCO-OT	NOK	8.360	1/6/21	EUR 8,850	8,850	84,469
						EUR
Euro-Bund					EUR
Futures Put	MOS	EUR	170.000	10/25/19	142,630	1	27,434
						IDR
IDR Currency					IDR
Call	JPM	IDR	13885.000	1/20/20	484,534,000	484,534,000	96,907
						INR
INR Currency
Put	JPM	INR	66.092	4/29/20	INR 3,500	3,500	285,333

120        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)		Value
Over-the-Counter Options Purchased (Continued)
						INR
INR Currency
Put	GSCO-OT	INR	65.600	5/6/20	INR 5,220	5,220		$322,178
						KRW
KRW					KRW
Currency Call	GSCO-OT	KRW	1159.700	1/17/20	40,450,000	40,450,000		161,800
						MXN
MXN					MXN
Currency Call	GSCO-OT	MXN	19.558	7/21/20	665,441	665,441		568,420
						MXN
MXN					MXN
Currency Call	JPM	MXN	19.655	11/26/19	330,204	330,204		144,755
						MXN
MXN					MXN
Currency Call	JPM	MXN	19.375	6/2/20	673,200	673,200		436,752
						MXN
MXN					MXN
Currency Put	JPM	MXN	19.655	11/26/19	330,204	330,204		372,335
						MXN
MXN					MXN
Currency Call	BOA	MXN	18.553	1/14/20	1,312,540	1,312,540		104,124
MXN						MXN
Currency
Call[21]	CITNA-B	MXN	18.000	10/23/19	MXN 1,750	1,750		911
						MXN
MXN					MXN
Currency Call	CITNA-B	MXN	19.350	6/2/20	672,300	672,300		424,907
						MXN
MXN					MXN
Currency Call	CITNA-B	MXN	19.380	8/5/20	169,575	169,575		127,203
						PHP
PHP Currency					PHP
Call	GSCO-OT	PHP	51.000	11/11/19	890,000	890,000		25,454
						RUB
RUB Currency					RUB
Call	GSCO-OT	RUB	60.000	12/18/19	3,974,300	3,974,300		15,778
						RUB
RUB Currency
Put	GSCO-OT	RUB	58.500	8/4/20	RUB 3,850	3,850		689,024
						RUB
RUB Currency
Put	GSCO-OT	RUB	57.300	3/30/20	RUB 7,086	7,086		298,964
						RUB
RUB Currency					RUB
Call	JPM	RUB	70.000	2/25/21	3,714,800	3,714,800		3,286,929
						RUB
RUB Currency
Put	JPM	RUB	59.000	8/5/20	RUB 3,850	3,850		817,232
						USD
S&P 500
Index Put	BOA	USD	2632.590	2/21/20	USD 69,764	0	[21]	1,066,848

121        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						SGD
SGD Currency
Put	GSCO-OT	CNY	5.050	10/21/19	SGD 52,000	52,000	$10,701
						ZAR
ZAR Currency					ZAR
Call	GSCO-OT	ZAR	14.500	7/23/20	531,300	531,300	751,657
						ZAR
ZAR Currency					ZAR
Call	GSCO-OT	ZAR	13.613	1/27/20	240,801	240,801	35,891

Total Over-the-Counter Options Purchased (Cost $31,885,490)							15,727,830

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.1%
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	3.00%	12/18/19	EUR 105,000	793,836
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	3.00	12/18/19	EUR 105,000	1,309,306

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $2,809,965)							2,103,142

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three- Month USD BBA LIBOR	1.600	1/9/20	USD 534,300	1,943,719
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.865	11/14/19	USD 42,000	502,729
Interest Rate Swap maturing 3/27/20 Put	MSCO	Receive	Six-Month EUR EURIBOR	0.434	3/27/20	EUR 43,600	54,744
Interest Rate Swap Maturing 3/29/21 Put	JPM	Receive	Six-Month EUR EURIBOR	1.122	3/29/21	EUR 353,800	32,855

122        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 3/30/20 Put	BOA	Receive	Three- Month CAD BA CDOR	2.588%	3/30/20	CAD 472,000	$448,266
Interest Rate Swap Maturing 4/12/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.615	4/12/21	EUR 353,750	6,732
Interest Rate Swap Maturing 4/6/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.608	4/6/21	EUR 354,000	6,563
Interest Rate Swap maturing 8/16/24 Put	JPM	Receive	Six-Month EUR EURIBOR	2.098	8/16/24	EUR 70,000	1,014,309
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.695	8/17/20	USD 121,500	2,161,588
Interest Rate Swap maturing 8/17/20 Put	GSCOI	Receive	Three- Month USD BBA LIBOR	2.500	8/17/20	USD 175,000	1,366,710
Interest Rate Swap maturing 8/26/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	2.500	8/26/20	USD 175,000	370,139
Interest Rate Swap maturing 8/28/20 Put	GSCOI	Receive	Three- Month KRW CD	2.000	8/28/20	KRW 84,000,000	139,454

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $10,184,586)							8,047,808

	Shares
Investment Companies—16.8%
Invesco Government & Agency Portfolio, Institutional Class, 1.83%[22]	426,545,351	426,545,351
Invesco Oppenheimer Limited-Term Bond Fund[23]	4,077,028	18,632,020
Invesco Oppenheimer Master Event-Linked Bond Fund[23]	4,436,854	70,194,574
Invesco Oppenheimer Ultra-Short Duration Fund[23]	9,375,659	46,878,296
OFI Carlyle Private Credit Fund, Cl. I23	328,742	3,154,469

Total Investment Companies (Cost $577,138,357)		565,404,710
Total Investments, at Value (Cost $3,780,947,738)	109.6%	3,683,842,715
Net Other Assets (Liabilities)	(9.6)	(322,198,063)

Net Assets	100.0%	$3,361,644,652

123        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Footnotes to Consolidated Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at September 30, 2019 was $1,400,757,347, which represented 41.67% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of this security is owned by the subsidiary.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,740,119 or 0.38% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Consolidated Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $28,161,121. See Note 1 of the accompanying Consolidated Notes.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

13. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

14. Interest or dividend is paid-in-kind, when applicable.

15. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

16. Security received as the result of issuer reorganization.

17. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

18. Non-income producing security.

19. Number of contracts are less than 500.

20. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 3.2 BRL per 1 USD.

21. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

124        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Schedule of Investments (continued)

22. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of September 30, 2019.

23. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions		Gross Reductions	Shares September 30, 2019

Investment Company
Invesco Oppenheimer Limited-Term Bond Fund	—	4,077,028		—	4,077,028
Invesco Oppenheimer Master Event-Linked Bond Fund	4,789,523	57,699		410,368	4,436,854
Invesco Oppenheimer Master Loan Fund	31,598,009	72		31,598,081	—
Invesco Oppenheimer Ultra-Short Duration Fund	9,155,142	220,517		—	9,375,659
OFI Carlyle Private Credit Fund	—	328,742		—	328,742

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Invesco Oppenheimer Limited-Term Bond Fund	$18,632,020	$487,029		$—	$522,028
Invesco Oppenheimer Master Event-Linked Bond Fund	70,194,574	5,481,441	[a,b]	(2,839,045)[a]	(2,589,913)[a]
Invesco Oppenheimer Master Loan Fund	—	10,824,074	[c,d]	(14,113,576)[c]	82,634 [c]
Invesco Oppenheimer Ultra-Short Duration Fund	46,878,296	1,183,126		—	393
OFI Carlyle Private Credit Fund	3,154,469	185,794		—	(65,650)

Total	$138,859,359	$18,161,464		$(16,952,621)	$(2,050,508)

a.	Represents the amount allocated to the fund from Invesco Oppenheimer Master Event-Linked Fund.
b.	Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Fund.
c.	Represents the amount allocated to the fund from Invesco Oppenheimer Master Loan Fund.
d.	Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$2,154,928,967	58.5%
United Kingdom	139,912,518	3.8
India	130,049,586	3.5
Indonesia	94,946,241	2.6
Mexico	87,731,155	2.4
Italy	85,559,381	2.3
South Africa	78,767,066	2.1
Brazil	74,452,839	2.0
Egypt	72,862,045	2.0

125        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent

France	$66,805,232	1.8%
Greece	55,615,621	1.5
Spain	47,655,871	1.3
New Zealand	45,794,451	1.2
Switzerland	44,973,402	1.2
China	44,870,259	1.2
Argentina	30,106,766	0.8
Turkey	28,391,740	0.8
Sri Lanka	27,346,928	0.7
Luxembourg	25,308,882	0.7
Russia	24,309,734	0.7
Canada	23,052,033	0.6
Ireland	22,624,894	0.6
Netherlands	22,569,832	0.6
Thailand	20,334,954	0.6
Austria	17,639,008	0.5
Macau	14,449,139	0.4
Oman	13,373,920	0.4
Colombia	12,981,736	0.4
Panama	12,643,764	0.3
Dominican Republic	12,342,997	0.3
Azerbaijan	12,001,680	0.3
Ivory Coast	9,704,587	0.3
Ukraine	9,581,296	0.3
Senegal	8,865,674	0.2
Ecuador	8,304,707	0.2
United Arab Emirates	8,087,584	0.2
Paraguay	7,327,107	0.2
Peru	6,352,138	0.2
Cyprus	6,086,811	0.2
Portugal	6,041,169	0.2
Angola	5,807,688	0.2
Kazakhstan	4,878,500	0.1
Germany	4,700,214	0.1
Chile	4,695,252	0.1
Malaysia	4,378,861	0.1
Mauritius	4,102,724	0.1
Morocco	3,935,756	0.1
Zambia	3,821,080	0.1
Fiji	3,725,999	0.1
Norway	3,498,211	0.1
El Salvador	3,453,357	0.1
Eurozone	3,218,345	0.1
Bahrain	3,153,075	0.1
Hong Kong	2,487,615	0.1
Singapore	2,463,356	0.1
Belgium	2,236,563	0.1
Nigeria	2,047,500	0.1
Supranational	2,038,191	0.1
Kenya	1,433,533	0.0

126        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent

Israel	$1,405,746	0.0%
Costa Rica	885,851	0.0
Australia	331,660	0.0
South Korea	301,253	0.0
Poland	59,816	0.0
Philippines	25,454	0.0
Sweden	3,401	0.0

Total	$3,683,842,715	100.0%

Forward Currency Exchange Contracts as of September 30, 2019
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	05/2020	CLP	1,578,600	USD	2,305	$—	$(128,024)
BAC	10/2019 - 11/2019	EUR	85,115	USD	94,964	—	(1,898,226)
BAC	10/2019	KRW	19,970,700	USD	16,653	42,463	—
BAC	12/2019	MYR	2,190	USD	519	2,411	—
BAC	11/2019	NOK	44,500	USD	5,005	—	(109,407)
BAC	10/2019	USD	16,770	KRW	19,970,700	73,997	—
BAC	11/2019	USD	45,090	NZD	71,000	576,328	—
BAC	12/2019	ZAR	120,580	USD	7,786	95,041	—
BNP	11/2019	EUR	6,300	USD	6,959	—	(65,992)
BOA	11/2019	EUR	21,680	USD	24,140	—	(418,785)
BOA	01/2020	IDR	188,850,000	USD	13,208	—	(88,230)
BOA	11/2019	JPY	1,048,000	USD	9,957	—	(231,450)
BOA	12/2019	KRW	7,520,050	USD	6,175	109,885	—
BOA	11/2019	NOK	40,000	USD	4,499	—	(99,004)
BOA	11/2019	SEK	387,600	USD	40,674	—	(1,166,773)
BOA	10/2019	USD	600	ARS	35,400	—	(2,235)
BOA	11/2019	USD	474	CAD	625	1,545	—
BOA	11/2019	USD	85,860	EUR	76,660	1,981,831	—
BOA	03/2020	ZAR	237,120	USD	16,526	—	(1,196,376)
CITNA-B	10/2019 - 11/2019	BRL	620,704	USD	148,453	782,811	—
CITNA-B	05/2020	CLP	5,156,400	USD	7,528	—	(418,456)
CITNA-B	12/2019	COP	82,083,935	USD	23,770	—	(269,684)
CITNA-B	11/2019	EUR	11,800	USD	13,166	—	(254,690)
CITNA-B	11/2019	NOK	427,250	USD	47,607	—	(606,889)
CITNA-B	12/2019	RUB	1,133,100	USD	17,176	112,669	—
CITNA-B	10/2019	TRY	21,500	USD	3,610	176,723	—
CITNA-B	10/2019 - 11/2019	USD	110,988	BRL	464,387	—	(718,751)
CITNA-B	11/2019 - 12/2019	USD	20,113	CLP	14,347,162	412,222	—
CITNA-B	12/2019	USD	13,180	COP	45,513,700	149,534	—
CITNA-B	11/2019	USD	223,343	EUR	199,760	4,773,223	—
CITNA-B	11/2019	USD	67,385	GBP	54,875	—	(225,377)
CITNA-B	12/2019	USD	40,556	MXN	804,459	296,543	—
CITNA-B	12/2019	USD	336	PEN	1,140	—	(1,442)
CITNA-B	12/2019	USD	13,127	RUB	852,000	169,953	(38,929)
CITNA-B	12/2019	USD	16,731	THB	515,050	—	(135,183)
CITNA-B	10/2019 - 12/2019	USD	28,940	TRY	173,310	—	(1,163,344)
DEU	11/2019	USD	7,407	GBP	6,000	14,035	—
GSCO-OT	03/2021	BRL	95,000	USD	22,903	—	(932,302)

127        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	11/2019	CLP	12,539,600	USD	17,606	$—	$(387,574)
GSCO-OT	10/2019 -01/2021	EUR	202,316	USD	233,063	—	(8,606,051)
GSCO-OT	05/2020	INR	3,598,746	USD	49,590	—	(80,276)
GSCO-OT	10/2019	KRW	49,635,000	USD	41,877	—	(381,560)
GSCO-OT	02/2021	RUB	1,589,400	USD	23,350	—	(326,449)
GSCO-OT	10/2019 - 02/2020	TRY	202,460	USD	33,705	1,609,452	—
GSCO-OT	03/2020 - 03/2021	USD	78,466	BRL	321,838	2,497,587	—
GSCO-OT	11/2019	USD	474	CAD	625	1,452	—
GSCO-OT	11/2019 - 05/2020	USD	29,014	CLP	20,036,765	1,434,617	—
GSCO-OT	10/2019 - 05/2020	USD	111,313	EUR	100,026	1,744,080	—
GSCO-OT	05/2020 - 08/2020	USD	83,765	INR	6,127,731	128,467	(288,505)
GSCO-OT	10/2019	USD	41,390	KRW	49,635,000	—	(105,538)
GSCO-OT	01/2021	USD	69,698	NOK	585,800	5,258,555	—
GSCO-OT	12/2019	USD	23,231	RUB	1,519,700	142,310	(95,874)
GSCO-OT	10/2019 - 02/2020	USD	25,263	TRY	166,900	—	(4,036,227)
GSCO-OT	01/2020 - 03/2020	USD	34,125	ZAR	520,120	400,251	—
GSCO-OT	01/2020 - 03/2020	ZAR	309,400	USD	20,220	—	(118,174)
HSBC	11/2019	EUR	3,165	USD	3,528	—	(64,866)
HSBC	11/2019	NOK	45,000	USD	5,062	—	(111,768)
HSBC	11/2019	USD	43,833	EUR	38,945	1,223,249	—
HSBC	11/2019	USD	9,923	JPY	1,048,000	197,569	—
JPM	10/2019 - 04/2020	BRL	818,717	USD	201,912	139,285	(5,406,747)
JPM	05/2020	CLP	2,578,300	USD	3,764	—	(209,099)
JPM	11/2019 - 08/2021	EUR	196,740	USD	219,315	—	(2,043,756)
JPM	12/2019	IDR	399,523,000	USD	27,495	403,151	—
JPM	12/2019 - 08/2020	INR	3,934,624	USD	53,632	484,434	—
JPM	11/2019	JPY	4,462,367	USD	41,789	—	(382,210)
JPM	12/2019	PLN	940	USD	243	—	(8,580)
JPM	12/2019	RUB	1,589,400	USD	24,625	—	(381,491)
JPM	10/2019	USD	162,404	BRL	666,377	2,246,820	(224,658)
JPM	11/2019 - 08/2020	USD	189,257	EUR	170,260	2,163,381	—
JPM	11/2019	USD	33,636	GBP	27,575	—	(338,990)
JPM	12/2019	USD	55	HUF	16,000	3,095	—
JPM	12/2019 - 01/2020	USD	93,000	IDR	1,346,970,000	86,805	(1,075,285)
JPM	12/2019	USD	103,733	INR	7,469,800	—	(971,041)
JPM	11/2019	USD	32,873	JPY	3,524,733	167,956	—
JPM	08/2021	USD	42,144	NOK	378,550	549,774	—
JPM	02/2021	USD	23,311	RUB	1,589,400	287,408	—
JPM	12/2019	USD	71,548	ZAR	1,108,570	—	(909,023)
JPM	12/2019	ZAR	98,250	USD	6,341	80,565	—
MOS	05/2020	CLP	2,586,700	USD	3,764	—	(197,691)
RBC	11/2019	EUR	10,935	USD	12,282	—	(317,544)
RBC	11/2019	GBP	3,700	USD	4,634	—	(75,258)
RBC	11/2019	JPY	1,880,000	USD	17,801	—	(355,151)
RBC	11/2019	USD	113,941	EUR	101,305	3,100,226	—
SCB	10/2019	KRW	29,664,300	USD	24,737	63,075	—
SCB	10/2019	USD	24,471	KRW	29,664,300	—	(328,359)

Total Unrealized Appreciation and Depreciation						$34,184,778	$(37,997,294)

128        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Futures Contracts as of September 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro BUXL	Sell	12/6/19	251	EUR 59,232	$59,503,094	$(270,888)
Euro-BTP	Sell	12/6/19	1,272	EUR 200,269	202,194,964	(1,925,963)
United States Treasury Long Bonds	Buy	12/19/19	9	USD 1,490	1,460,813	(28,703)
United States Treasury Long Bonds	Sell	12/19/19	752	USD 124,198	122,059,000	2,139,059
United States Treasury Nts., 10 yr.	Buy	12/19/19	320	USD 42,082	41,700,000	(381,816)
United States Treasury Nts., 10 yr.	Sell	12/19/19	48	USD 6,335	6,255,000	80,333
United States Treasury Nts., 2 yr.	Sell	12/31/19	2,225	USD 480,547	479,487,500	1,059,916
United States Treasury Nts., 5 yr.	Buy	12/31/19	373	USD 44,749	44,442,367	(306,562)
United States Ultra Bonds	Buy	12/19/19	324	USD 63,091	62,177,625	(913,025)

						$(547,649)

Exchange-Traded Options Written at September 30, 2019
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
S&P 500 Index Put	USD 2,400.000	3/20/20	USD (1)	USD 120,480	$2,059,686	$(1,129,500)
S&P 500 Index Put	USD 2,350.000	2/21/20	USD (0)[1]	USD 62,275	627,232	(360,400)

Total Exchange-Traded Options Written					$2,686,918	$(1,489,900)

Over-the-Counter Options Written at September 30, 2019
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Put	CITNA-B	4.239	11/18/19	(148,348)	BRL 148,348	$390,010	$(429,248)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/6/19	(1,414)	BRL 1,414	250,561	(138,306)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/30/20	(3,543)	BRL 3,543	619,316	(725,376)
		BRL		BRL

BRL Currency Put[3]	GSCO-OT	4.500	3/27/20	(3,540)	BRL 3,540	617,376	(721,337)
		BRL		BRL

BRL Currency Put[4]	GSCO-OT	4.230	3/4/21	(149,900)	BRL 149,900	1,679,022	(2,465,029)

129        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Put[5]	GSCO-OT	4.500	3/30/20	(3,543)	BRL 3,543	$619,316	$(725,377)
		BRL		BRL

BRL Currency Put[6]	GSCO-OT	4.500	12/10/19	(1,414)	BRL 1,414	294,112	(144,805)
		BRL		BRL

BRL Currency Put[7]	JPM	4.250	3/4/21	(150,600)	BRL 150,600	1,589,273	(2,400,501)
		BRL		BRL

BRL Currency Put	JPM	4.306	11/19/19	(150,710)	BRL 150,710	403,200	(293,185)
		COD		BRL

BRL Currency Put	MSCO	3305.000	10/9/19	(115,280,750)	BRL 115,280,750	410,895	(1,766,101)
		CLP		CLP

CLP Currency Put[8]	GSCO-OT	700.000	5/11/20	(24,360,000)	CLP 24,360,000	890,880	(1,677,430)
		CLP		CLP

CLP Currency Put	JPM	707.450	10/21/19	(49,345,000)	CLP 49,345,000	498,717	(2,104,564)
		CLP		CLP

CLP Currency Call	JPM	657.050	10/21/19	(46,000,000)	CLP 46,000,000	213,530	—
		ZAR		EUR

EUR Currency Call	BOA	20.000	8/5/20	(3,500)	EUR 3,500	763,768	(675,534)
		USD		EUR

EUR Currency Call	BOA	1.150	10/31/19	(70,800)	EUR 70,800	249,389	(2,339)
		RUB		EUR

EUR Currency Call	BOA	73.090	12/20/19	(34,900)	EUR 34,900	416,416	(517,334)
		USD		EUR

EUR Currency Call	CITNA-B	1.155	10/3/19	(70,800)	EUR 70,800	596,500	—
		RUB		EUR

EUR Currency Call	GSCOI	72.860	12/16/19	(62,600)	EUR 62,600	696,924	(927,940)
		INR		EUR

EUR Currency Call	GSCO-OT	90.000	8/5/20	(3,500)	EUR 3,500	684,103	(292,169)
		ZAR		EUR

EUR Currency Cal	GSCO-OT	20.000	8/4/20	(3,500)	EUR 3,500	549,827	(673,324)
		NOK		EUR

EUR Currency Call[9]	GSCO-OT	11.000	1/6/21	(7,075)	EUR 7,075	1,417,482	(1,180,797)
		INR		EUR

EUR Currency Call	GSCO-OT	90.000	5/6/20	(5,220)	EUR 5,220	916,901	(279,505)
		NOK		EUR

EUR Currency Call	JPM	11.000	8/26/21	(4,375)	EUR 4,375	1,302,085	(1,194,043)

130        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		ZAR		EUR

EUR Currency Put	JPM	14.760	1/23/20	(34,900)	EUR 34,900	$241,264	$(37,459)
		ZAR		EUR

EUR Currency Call	JPM	17.290	1/23/20	(34,900)	EUR 34,900	642,073	(923,578)
		INR		EUR

EUR Currency Call[10]	JPM	90.000	4/29/20	(3,500)	EUR 3,500	556,686	(181,465)
		NOK		EUR

EUR Currency Call	MSCO	10.758	8/20/20	(105,000)	EUR 105,000	1,243,520	(871,870)
		BRL		EUR

EUR Currency Call	MSCO	5.250	8/24/21	(26,200)	EUR 26,200	1,472,448	(1,658,429)
		IDR		EUR

EUR Currency Call	SCB	16890.000	1/17/20	(26,160)	EUR 26,160	223,787	(95,655)
		IDR		IDR

IDR Currency Put	GSCO-OT	15360.000	6/18/20	(1,137,000,000)	IDR 1,137,000,000	1,598,906	(955,080)
		IDR		IDR

IDR Currency Put	JPM	14830.000	1/20/20	(517,511,000)	IDR 517,511,000	268,063	(222,530)
		KRW		KRW

KRW Currency Call	GSCO-OT	1122.350	1/17/20	(39,100,000)	KRW 39,100,000	119,807	(32,062)
		KRW		KRW

KRW Currency Put	GSCO-OT	1213.250	1/17/20	(42,000,000)	KRW 42,000,000	246,478	(349,440)
		MXN		MXN

MXN Currency Put	BOA	22.363	1/14/20	(1,582,090)	MXN 1,582,090	1,599,246	(195,404)
		MXN		MXN

MXN Currency Put	CITNA-B	22.940	6/2/20	(797,000)	MXN 797,000	757,519	(340,709)
		MXN		MXN

MXN Currency Put	CITNA-B	22.880	8/5/20	(200,200)	MXN 200,200	178,166	(133,165)
		MXN		MXN

MXN Currency Put	GSCO-OT	21.996	7/21/20	(997,880)	MXN 997,880	894,944	(942,697)
		MXN		MXN

MXN Currency Put	JPM	23.005	6/2/20	(799,300)	MXN 799,300	752,221	(330,159)
		MXN		MXN

MXN Currency Put	JPM	20.240	5/27/20	(425,040)	MXN 425,040	924,840	(842,655)
		MXN		MXN

MXN Currency Call	JPM	20.240	5/27/20	(425,040)	MXN 425,040	924,840	(620,223)
		RUB		RUB

RUB Currency Call	CITNA-B	63.040	12/16/19	(1,972,200)	RUB 1,972,200	279,530	(111,705)

131        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		RUB		RUB

RUB Currency Put	JPM	80.000	2/25/21	(4,245,500)	RUB 4,245,500	$2,365,858	$(1,097,929)
		RUB		RUB

RUB Currency Call	JPM	60.000	2/25/21	(3,184,100)	RUB 3,184,100	578,180	(376,233)
				USD

S&P 500 Index Put	BOA	2355.470	2/21/20	0[11]	USD 62,420	649,770	(383,015)
		CNY		SGD

SGD Currency Call	GSCO-OT	5.110	10/21/19	(52,000)	SGD 52,000	141,470	(463,324)
		CNY		SGD

SGD Currency Put	GSCO-OT	4.990	10/21/19	(52,000)	SGD 52,000	49,706	(3,761)
		THB		THB

THB Currency Put	SCB	31.500	12/20/19	(2,196,300)	THB 2,196,300	396,101	(142,408)
		TRY		TRY

TRY Currency Put	GSCO-OT	6.750	1/15/20	(238,810)	TRY 238,810	1,660,420	(240,876)
		TRY		TRY

TRY Currency Put	GSCO-OT	6.726	1/28/20	(234,680)	TRY 234,680	764,402	(302,272)
		TRY		TRY

TRY Currency Call	GSCO-OT	5.652	1/28/20	(394,410)	TRY 394,410	926,570	(1,176,257)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	16.208	1/27/20	(286,705)	ZAR 286,705	518,413	(318,727)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	16.000	7/23/20	(781,700)	ZAR 781,700	1,422,401	(2,426,639)

Total Over-the-Counter Options Written						$38,467,232	$(35,109,970)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.6 BRL per 1 USD.

2. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

3. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

4. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.61 BRL per 1 USD.

5. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

6. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.6 BRL per 1 USD.

7. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.61 BRL per 1 USD.

8. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 650 CLP per 1 USD.

9. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 EUR.

10. Upper Barrier Level: 90 INR/EUR Lower Barrier Level: 75 INR/EUR If at any time during the Event Period, the Spot Exchange Rate, in accordance with the Barrier Event Rate Source B, is equal to or less than the Lower Barrier Level this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium). Provided a Knock-Out event has not occurred, if at the Expiration Time on the Expiration Date: (i) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is equal to or greater than the Upper Barrier Level, this Transaction will be automatically exercised and the Seller shall pay the Settlement Amount to the Buyer on the Settlement Date. (ii) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is not equal to or greater than the Upper Barrier Level, this Transaction shall expire without any payment obligation on

132        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the part of either party (except in respect of the Premium) at the Expiration Time on the Expiration Date. If a KnockOut event has occurred, notwithstanding the above, this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium).

11. Number	of contracts are less than 500.

Centrally Cleared Credit Default Swaps at September 30, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International	Sell	1.000%	6/20/22	USD	7,500	$464,303	$41,733	$506,036
Brazilian Government International	Buy	1.000	12/20/24	USD	4,500	(91,745)	79,994	(11,751)
CDX.EM.31	Buy	1.000	6/20/24	USD	28,950	(1,334,034)	1,349,935	15,901
CDX.NA.HY.32	Buy	5.000	6/20/24	USD	97,763	6,936,478	(7,047,291)	(110,813)
CDX.NA.HY.32	Buy	5.000	6/20/24	USD	68,904	4,728,346	(4,967,002)	(238,656)
CDX.NA.HY.33	Buy	5.000	12/20/24	USD	70,000	4,669,000	(4,669,000)	—
Colombia Government International	Buy	1.000	12/20/24	USD	7,000	20,678	(24,215)	(3,537)
Indonesia Government International	Buy	1.000	12/20/24	USD	7,000	32,526	(34,492)	(1,966)
Mexico Government International	Buy	1.000	12/20/24	USD	8,750	(72,830)	67,196	(5,634)
Republic of South Africa Government	Buy	1.000	12/20/24	USD	3,500	(161,727)	154,410	(7,317)

Total Centrally Cleared Credit Default Swaps						$15,190,995	$(15,048,732)	$142,263

Over-the-Counter Credit Default Swaps at September 30, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	3,586	$596,602	$(228,874)	$367,728
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	8,966	1,343,371	(572,248)	771,123
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	8,350	1,298,472	(621,086)	677,386
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	6,000	90,026	10,955	100,981
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	3,590	566,429	(229,129)	337,300
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/29	USD	8,750	1,683,593	(1,167,491)	516,102
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/26	USD	13,250	1,652,965	(1,119,931)	533,034
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/26	USD	14,000	1,616,439	(1,183,323)	433,116
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/24	USD	6,000	413,483	(254,390)	159,093
Hellenic Republic Government Bond	BOA	Sell	1.000	6/20/24	USD	3,500	286,767	(148,394)	138,373
Hellenic Republic Government Bond	BOA	Sell	1.000	6/20/26	USD	7,000	849,356	(591,662)	257,694

133        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Intesa Sanpaolo S.p.A.	JPM	Sell	5.000%	12/20/22	EUR 35,000	$(5,717,660)	$5,322,861	$(394,799)
iTraxx Europe Crossover Series 24 Version 1	JPM	Sell	5.000	12/20/20	EUR 7,100	(665,797)	379,166	(286,631)
Lloyds Banking Group plc	JPM	Buy	1.000	6/20/24	EUR 1,750	(76,780)	41,877	(34,903)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 7,501	135,567	(14,458)	121,109
Royal Bank Of Scotland Group plc	JPM	Buy	1.000	6/20/24	EUR 1,750	(88,148)	51,540	(36,608)

Total Over-the-Counter Credit Default Swaps						$3,984,685	$(324,587)	$3,660,098

Centrally Cleared Interest Rate Swaps at September 30, 2019

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 5,775	—	(795,227)	(795,227)
BOA	Receive	CDOR03	2.000	8/14/29	CAD 139,125	—	(2,444,766)	(2,444,766)
BOA	Receive	BZDIOVRA	6.630	1/2/25	BRL 39,200	—	64,207	64,207
BOA	Receive	BBSW6M	1.655	7/16/29	AUD 26,000	—	(804,424)	(804,424)
CITNA-B	Pay	COOVIBR	5.560	8/26/26	COP 29,197,000	—	385,013	385,013
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 1,925,000	—	648,957	648,957
CITNA-B	Pay	COOVIBR	5.220	8/12/29	COP 14,450,000	—	12,580	12,580
CITNA-B	Pay	COOVIBR	5.200	8/1/29	COP 30,347,000	—	18,374	18,374
DEU	Pay	MXN TIIE BANXICO	7.340	7/24/29	MXN 92,200	—	187,723	187,723
DEU	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN 1,131,020	—	1,181,873	1,181,873
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR 73,535	—	112,939	112,939
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 156,300	—	617,620	617,620
DEU	Pay	MXN TIIE BANXICO	8.525	1/15/24	MXN 169,550	—	656,821	656,821
GSCOI	Pay	SORF6M	1.980	3/4/21	SGD 121,800	—	474,997	474,997
GSCOI	Pay	Six-Month GBP BBA LIBOR	3.450	10/15/25	GBP 17,570	—	(329,092)	(329,092)
GSCOI	Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD 3,760	—	(29,377)	(29,377)
GSCOI	Pay	MXN TIIE BANXICO	7.200	7/27/22	MXN 443,400	—	382,049	382,049
GSCOI	Receive	CPURNSA	1.873	7/25/24	USD 122,000	—	(1,892,913)	(1,892,913)
GSCOI	Receive	SORF6M	2.073	3/4/24	SGD 49,900	—	(796,875)	(796,875)
GSCOI	Receive	CPURNSA	1.883	7/19/24	USD 113,000	—	(1,810,667)	(1,810,667)

134        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	MXN TIIE BANXICO	8.620%	12/26/28	MXN 86,300	$—	$581,374	$581,374
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN 35,000	—	(183,389)	(183,389)
GSCOI	Receive	CPURNSA	1.869	7/22/24	USD 113,000	—	(1,571,630)	(1,571,630)
GSCOI	Pay	BZDI	6.825	1/4/21	BRL 32,300	—	180,039	180,039
GSCOI	Pay	MXN TIIE BANXICO	7.845	12/7/23	MXN 333,700	—	832,805	832,805
HSBC	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN 316,295	—	450,388	450,388
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL 1,067,100	—	229,258	229,258
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR 45,000	—	103,579	103,579
JPM	Receive	Three-Month USD BBA LIBOR	1.747	11/14/49	USD 29,500	—	(202,072)	(202,072)
JPM	Pay	Three-Month USD BBA LIBOR	1.460	11/14/21	USD 357,000	—	(874,047)	(874,047)
JPM	Pay	BZDIOVRA	6.528	1/2/24	BRL 45,400	—	88,162	88,162
JPM	Pay	COOVIBR	4.890	10/17/20	COP 113,100,000	—	314,912	314,912
JPM	Pay	MXN TIIE BANXICO	7.810	12/7/23	MXN 403,200	—	979,343	979,343
JPM	Pay	MXN TIIE BANXICO	6.710	9/23/21	MXN 358,750	—	11,078	11,078
JPM	Pay	BZDI	2.280	1/4/27	BRL 106,000	—	2,221,779	2,221,779
JPM	Receive	NDBB3M	1.368	5/15/31	NZD 35,000	—	(199,535)	(199,535)
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN 1,561,000	—	1,459,850	1,459,850
MSCO	Pay	EUR006M	1.282	4/29/49	EUR 45,225	—	4,956,044	4,956,044
MSCO	Receive	EUR006M	1.060	4/30/59	EUR 50,245	—	(5,837,001)	(5,837,001)
MSCO	Receive	CPURNSA	1.856	7/30/24	USD 153,750	—	(2,043,191)	(2,043,191)
SIB	Pay	BZDI	8.415	1/2/25	BRL 95,000	—	1,692,316	1,692,316
SIB	Pay	MXN TIIE BANXICO	7.880	6/9/22	MXN 382,300	—	637,621	637,621
UBS	Pay	BBSW3M	1.560	3/21/21	AUD 255,400	—	1,924,161	1,924,161
UBS	Receive	BBSW6M	1.823	3/21/24	AUD 104,400	—	(2,867,761)	(2,867,761)

Total Centrally Cleared Interest Rate Swaps						$—	$(1,276,105)	$(1,276,105)

Over-the-Counter Interest Rate Swaps at September 30, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR 590,000	$—	$266,101	$266,101
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	5.740	5/16/21	INR 2,643,000	—	(451,841)	(451,841)

135        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	INR FBIL MIBOR OIS Compound	5.670%	5/27/21	INR 2,600,000	$—	$(359,368)	$(359,368)
GSCOI	Receive	KWCDC	1.705	4/25/24	KRW 82,782,690	—	(1,518,981)	(1,518,981)
GSCOI	Pay	KWCDC	1.743	4/25/21	KRW 204,605,145	—	1,255,039	1,255,039
GSCOI	Pay	MOSKP3	8.270	5/23/24	RUB 230,000	—	220,335	220,335
GSCOI	Pay	MOSKP3	8.360	6/24/29	RUB 301,575	—	383,294	383,294
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR 600,000	—	(485,217)	(485,217)

Total Over-the-Counter Interest Rate Swaps						$—	$(690,638)	$(690,638)

Over-the-Counter Credit Default Swaptions Written at September 30, 2019
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	5.000%	12/18/19	EUR	105,000	$777,965	$(551,267)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR	105,000	1,045,028	(836,170)
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR	105,000	638,629	(224,098)
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR	105,000	197,394	(53,627)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX NA.HY.32	5.000	10/16/19	USD	35,000	254,678	(24,125)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.32	5.000	10/16/19	USD	35,000	190,575	(24,124)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.32	5.000	10/16/19	USD	35,000	141,750	(24,124)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.32	5.000	12/18/19	USD	140,000	994,000	(1,148,003)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	CDX. NA.HY.32	5.000	11/20/19	USD	70,000	406,000	(406,000)

Total Over-the-Counter Credit Default Swaptions Written								$4,646,019	$(3,291,538)

136        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written at September 30, 2019
Description	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 8/6/20 Call	BOA	Pay	Three-Month USD BBA LIBOR	1.435%	8/6/20	USD	70,000	$955,500	$(846,773)
Interest Rate Swap maturing 8/6/20 Call	BOA	Pay	Three-Month USD BBA LIBOR	1.235	8/6/20	USD	70,000	694,400	(582,320)
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three-Month RUB MOSPRIME NFEA	8.080	6/15/20	RUB	582,700	181,226	(131,812)
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three-Month USD BBA LIBOR	1.600	1/9/20	USD	232,500	1,243,875	(2,527,119)
Interest Rate Swap Maturing 5/5/20 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.159	5/5/20	USD	174,470	1,308,525	(8,081,587)
Interest Rate Swap Maturing 6/8/20 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.693	6/8/20	USD	348,000	2,072,340	(813,429)
Interest Rate Swap Maturing 6/8/20 Call	JPM	Pay	Three-Month USD BBA LIBOR	1.693	6/8/20	USD	348,000	2,072,340	(2,482,768)
Interest Rate Swap maturing 7/9/20 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.801	7/9/20	USD	232,300	2,880,520	(1,127,940)
Interest Rate Swap maturing 7/9/20 Call	JPM	Pay	Three-Month USD BBA LIBOR	1.501	7/9/20	USD	232,300	1,591,255	(3,041,636)
Interest Rate Swap maturing 7/20/20 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.803	7/20/20	USD	174,480	2,189,724	(872,013)
Interest Rate Swap maturing 7/20/20 Call	JPM	Pay	Three-Month USD BBA LIBOR	1.403	7/20/20	USD	174,480	1,008,494	(1,936,751)
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.630	11/14/19	USD	222,000	670,189	(542,062)

137        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 2/14/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.600%	2/14/20	USD	349,000	$750,350	$(895,436)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.530	8/17/20	USD	520,000	1,908,065	(2,056,506)
Interest Rate Swap maturing 3/27/20 Call	MSCO	Pay	Six-Month EUR EURIBOR	0.000	3/27/20	EUR	43,500	414,117	(215,611)

Total Over-the-Counter Interest Rate Swaptions Written								$19,940,920	$(26,153,763)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won

138        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW3M	ASX Australian Bank Bill Short Term Rate 3 Month Mid
BBSW6M	ASX Australian Bank Bill Short Term Rate 6 Month Mid
BP0003M	ICE LIBOR GBP 3 Month
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CD	Certificate of Deposit
CDOR03	Canada Bankers Acceptance 3 Months
CDX.EM.31	Markit CDX Emerging Markets Index
CDX.NA.HY.32	Markit CDX North American High Yield
CDX.NA.HY.33	Markit CDX North American High Yield
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPURNSA	US Consumer Price Index Urban Consumers
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
GDR	Global Depositary Receipts
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
iTraxx Europe
Crossover Series 31
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KWCDC	South Korean Won Index

139        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Definitions (Continued)
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	Moscow Prime Offered Rate
NDBB3M	New Zealand Bank Bill 3 Month
OIS	Overnight Index Swap
PRIME4	United States Prime Rate-Quarterly
S&P	Standard & Poor’s
SONIA3M	Sterling Overnight Index Average
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBR6M	GBP Benchmark WIBOR PLN 6 month

See accompanying Notes to Consolidated Financial Statements.

140        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES

	October 31, 2019 September 30, 2019
Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $3,200,656,517 and $3,203,809,381)	$3,140,584,888	$3,118,438,005
Affiliated companies (cost $559,809,791 and $577,138,357)	547,953,551	565,404,710

	3,688,538,439	3,683,842,715
Cash	35,287,292	35,314,744
Cash—foreign currencies (cost $— and $2,879,177)	—	2,857,293
Cash used for collateral on OTC derivatives	16,990,000	21,301,000
Cash used for collateral on centrally cleared swaps	55,416,740	44,538,166
Unrealized appreciation on forward currency exchange contracts	40,486,625	34,184,778
Swaps, at value (net premiums paid $7,719,990 and $6,458,359)	8,269,398	7,931,168
Variation margin receivable - centrally cleared swaps	—	1,159,875
Receivables and other assets:
Interest, dividends and principal paydowns	36,349,188	32,374,493
Investments sold	19,304,442	25,753,404
Variation margin receivable - futures contracts	10,083,101	9,110,081
Shares of beneficial interest sold	1,222,810	1,894,869
Other	771,953	5,163,574

Total assets	3,912,719,988	3,905,426,160
Liabilities
Amount due to custodian-foreign	7,230,140	—
Unrealized depreciation on forward currency exchange contracts	50,338,456	37,997,294
Options written, at value (premiums received $42,060,068 and $41,154,150)	33,750,929	36,599,870
Swaps, at value (premiums received $10,307,477 and $10,443,044)	4,729,639	8,946,393
Variation margin payable - centrally cleared swaps	1,361,596	—
Swaptions written, at value (premiums received $16,369,345 and $24,586,939)	14,145,048	29,445,301
Payables and other liabilities:
Investments purchased	430,511,156	419,998,801
Shares of beneficial interest redeemed	4,349,730	5,410,711
Transfer and shareholder servicing agent fees	1,148,715	1,079,698
Dividends	807,965	849,426
Distribution and service plan fees	764,477	782,763
Foreign capital gains tax	565,783	477,689
Trustees’ compensation	455,246	501,655
Shareholder communications	275,000	275,000
Advisory fees	51,283	52,136
Administration fees	1,303	443
Other	642,821	1,364,328

Total liabilities	551,129,287	543,781,508
Net Assets	$3,361,590,701	$3,361,644,652

141        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

	October 31, 2019 September 30, 2019
Composition of Net Assets
Shares of beneficial interest	$4,161,681,055	$4,196,112,942
Total accumulated loss	(800,090,354)	(834,468,290)

Net Assets	$3,361,590,701	$3,361,644,652

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $2,669,174,803 and 711,899,542 at October 31, 2019 and $2,671,045,523 and 718,706,251 at September 30, 2019)	$3.75	$3.72

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$3.92	$3.89

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $220,077,403 and 58,865,956 at October 31, 2019 and $224,034,778 and 60,328,426 at September 30, 2019)	$3.74	$3.71

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $99,919,718 and 26,628,506 at October 31, 2019 and $100,111,732 and 26,911,436 at September 30, 2019)	$3.75	$3.72

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $335,775,040 and 89,625,210 at October 31, 2019 and $329,963,256 and 88,844,090 at September 30, 2019)	$3.75	$3.71

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,171 and 2,710 at October 31, 2019 and $10,082 and 2,710 at September 30, 2019)	$3.75	$3.72

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $36,633,566 and 9,813,940 at October 31, 2019 and $36,479,281 and 9,856,404 at September 30, 2019)	$3.73	$3.70

See accompanying Notes to Consolidated Financial Statements.

142        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS

	One Month Ended	Year Ended
	October 31, 2019	September 30, 2019
Investment Income
Interest:
Unaffiliated companies	$12,483,566	$192,550,075
Affiliated companies (net of foreign withholding taxes of $67,736 and $1,444,059, respectively)	438,275	16,047,525
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $— and $109, respectively)	—	1,668,291
Affiliated companies	624,087	7,362,261

Total investment income	13,545,928	217,628,152
Expenses
Advisory fees	1,586,287	19,409,801
Administration fees	40,330	168,002
Distribution and service plan fees:
Class A	533,530	6,153,929
Class C	188,570	4,278,061
Class R	42,414	525,402
Transfer and shareholder servicing agent fees:
Class A	366,141	4,340,855
Class C	30,548	720,572
Class R	13,742	176,400
Class Y	45,524	563,753
Class R5	1	2
Class R6	496	10,138
Shareholder communications:
Class A	7	253,479
Class C	37	30,553
Class R	6	9,705
Class Y	—	31,202
Class R5	—	1
Class R6	—	3,175
Custodian fees and expenses	40,419	493,191
Trustees’ compensation	4,951	89,536
Borrowing fees	—	68,795
Other	49,196	372,056

Total expenses	2,942,199	37,698,608
Less waivers, reimbursement of expenses and offset arrangement(s)	(130,719)	(1,704,962)

Net expenses	2,811,480	35,993,646
Net Investment Income	10,734,448	181,634,506

143        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

	One Month Ended	Year Ended
	October 31, 2019	September 30, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $— and $766,901, respectively)	$(15,087,001)	$(21,529,315)
Affiliated companies	322,763	(16,952,621)
Option contracts written	5,267,770	45,584,363
Futures contracts	1,875,289	(41,042,997)
Foreign currency transactions	(616,553)	1,889,262
Swap contracts	(791,871)	(13,183,552)
Swaption contracts written	(2,841,803)	(15,054,791)
Forward currency exchange contracts	(6,782,108)	(29,008,858)

Net realized loss	(18,653,514)	(89,298,509)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $88,094 and $477,689, respectively)	25,211,653	50,777,307
Affiliated companies	(122,593)	(2,050,508)
Translation of assets and liabilities denominated in foreign currencies	741,355	50,626
Forward currency exchange contracts	(6,039,315)	13,130,261
Futures contracts	4,344,667	(603,713)
Option contracts written	3,754,859	7,310,380
Swap contracts	11,980,816	6,469,636
Swaption contracts written	7,082,659	(6,784,446)

Net change in unrealized appreciation/(depreciation)	46,954,101	68,299,543
Net Increase in Net Assets Resulting from Operations	$39,035,035	$160,635,540

See accompanying Notes to Consolidated Financial Statements.

144        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income	$10,734,448	$181,634,506	$195,712,532
Net realized gain (loss)	(18,653,514)	(89,298,509)	(66,649,729)
Net change in unrealized appreciation/(depreciation)	46,954,101	68,299,543	(183,248,754)

Net increase (decrease) in net assets resulting from operations	39,035,035	160,635,540	(54,185,951)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:[1]
Class A	(3,800,606)	(87,772,855)	(138,286,611)
Class B2	—	—	(206,061)
Class C	(248,545)	(12,840,455)	(24,713,582)
Class R	(132,004)	(3,399,687)	(5,305,616)
Class Y	(504,387)	(11,958,984)	(22,346,153)
Class R5	(16)	(105)	—
Class R6	(57,732)	(1,460,735)	(2,325,655)

Total distributions from distributable earnings	(4,743,290)	(117,432,821)	(193,183,678)
Tax return of capital distribution:
Class A	(4,205,210)	(44,853,599)	—
Class B2	—	—	—
Class C	(275,004)	(6,561,716)	—
Class R	(146,056)	(1,737,304)	—
Class Y	(558,082)	(6,111,268)	—
Class R5	(18)	(54)	—
Class R6	(63,879)	(746,463)	—

Total return of capital distribution	(5,248,249)	(60,010,404)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(25,362,027)	(13,542,333)	(251,385,480)
Class B2	—	—	(15,557,890)
Class C	(5,447,267)	(317,660,779)	(119,417,713)
Class R	(1,057,362)	(11,280,336)	(4,958,722)
Class Y	2,927,053	(39,068,226)	(96,067,367)
Class R5	—	10,000	—
Class R6	(157,844)	(4,870,151)	(3,188,283)

Total beneficial interest transactions	(29,097,447)	(386,411,825)	(490,575,455)
Net Assets
Total decrease	(53,951)	(403,219,510)	(737,945,084)
Beginning of period	3,361,644,652	3,764,864,162	4,502,809,246

End of period	$3,361,590,701	$3,361,644,652	$3,764,864,162

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended September 30, 2018, distributions to shareholders from

145        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS Continued

distributable earnings consisted of distributions from net investment income.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

146        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.72	$3.73	$3.96	$3.95	$3.87	$4.13
Income (loss) from investment operations:
Net investment income[1]	0.01	0.19	0.18	0.16	0.15	0.18
Net realized and unrealized gain (loss)	0.03	(0.01)	(0.23)	0.01	0.08	(0.26)
Total from investment operations	0.04	0.18	(0.05)	0.17	0.23	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	(0.13)	(0.18)	(0.11)	(0.14)	(0.17)
Tax return of capital distribution	(0.01)	(0.06)	0.00	(0.05)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.01)	(0.19)	(0.18)	(0.16)	(0.15)	(0.18)
Net asset value, end of period	$3.75	$3.72	$3.73	$3.96	$3.95	$3.87

Total Return, at Net Asset Value[3]	1.11%	5.08%	(1.49)%	4.45%	6.07%	(2.06)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,669,175	$2,671,046	$2,699,688	$3,124,887	$3,607,387	$4,008,783
Average net assets (in thousands)	$2,666,111	$2,596,952	$2,920,657	$3,321,318	$3,745,267	$4,432,764
Ratios to average net assets:[4]
Net investment income[5]	3.80%	5.25%	4.79%	4.13%	3.87%	4.43%
Expenses excluding specific expenses listed below	1.00%	1.00%	1.07%[6]	1.08%[6]	1.06%[6]	1.05%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.00%	1.00%	1.07%[6]	1.08%[6]	1.06%[6]	1.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.95%	1.00%[6]	1.01%[6]	1.02%[6]	1.00%[6]
Portfolio turnover rate[9,10]	25%	114%	67%	69%	78%	79%

147        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.04%
Year Ended September 30, 2019	1.04%
Year Ended September 30, 2018	1.08%
Year Ended September 30, 2017	1.09%
Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

148        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.71	$3.72	$3.95	$3.94	$3.87	$4.12
Income (loss) from investment operations:
Net investment income[1]	0.01	0.17	0.16	0.13	0.12	0.15
Net realized and unrealized gain (loss)	0.03	(0.02)	(0.24)	0.01	0.07	(0.25)

Total from investment operations	0.04	0.15	(0.08)	0.14	0.19	(0.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	(0.11)	(0.15)	(0.09)	(0.11)	(0.14)
Tax return of capital distribution	(0.01)	(0.05)	0.00	(0.04)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.01)	(0.16)	(0.15)	(0.13)	(0.12)	(0.15)
Net asset value, end of period	$3.74	$3.71	$3.72	$3.95	$3.94	$3.87

Total Return, at Net Asset Value[3]	1.04%	4.28%	(2.26)%	3.67%	5.01%	(2.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$220,077	$224,035	$540,465	$696,936	$850,319	$977,069
Average net assets (in thousands)	$222,327	$427,719	$623,092	$769,686	$897,334	$1,087,495
Ratios to average net assets:[4]
Net investment income[5]	3.03%	4.49%	4.03%	3.37%	3.12%	3.67%
Expenses excluding specific expenses listed below	1.76%	1.76%	1.83%[6]	1.84%[6]	1.81%[6]	1.80%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	1.76%	1.76%	1.83%[6]	1.84%[6]	1.81%[6]	1.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.71%	1.76%[6]	1.77%[6]	1.77%[6]	1.76%[6]
Portfolio turnover rate[9,10]	25%	114%	67%	69%	78%	79%

149        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.80%
Year Ended September 30, 2019	1.80%
Year Ended September 30, 2018	1.84%
Year Ended September 30, 2017	1.85%
Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

150        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.72	$3.73	$3.96	$3.95	$3.88	$4.13
Income (loss) from investment operations:
Net investment income[1]	0.01	0.18	0.17	0.15	0.14	0.17
Net realized and unrealized gain (loss)	0.03	(0.01)	(0.23)	0.01	0.07	(0.25)

Total from investment operations	0.04	0.17	(0.06)	0.16	0.21	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	(0.12)	(0.17)	(0.10)	(0.13)	(0.16)
Tax return of capital distribution	(0.01)	(0.06)	0.00	(0.05)	(0.01)	(0.01)

Total dividends and/or distributions to shareholders	(0.01)	(0.18)	(0.17)	(0.15)	(0.14)	(0.17)
Net asset value, end of period	$3.75	$3.72	$3.73	$3.96	$3.95	$3.88

Total Return, at Net Asset Value[3]	1.09%	4.81%	(1.75)%	4.19%	5.53%	(2.06)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,920	$100,112	$111,816	$123,825	$149,098	$162,623
Average net assets (in thousands)	$100,053	$105,418	$118,510	$134,309	$152,830	$175,389
Ratios to average net assets:[4]
Net investment income[5]	3.53%	4.99%	4.53%	3.87%	3.61%	4.17%
Expenses excluding specific expenses listed below	1.26%	1.26%	1.33%[6]	1.34%[6]	1.31%[6]	1.30%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]

Total expenses[8]	1.26%	1.26%	1.33%[6]	1.34%[6]	1.31%[6]	1.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.21%	1.26%[6]	1.27%[6]	1.27%[6]	1.26%[6]
Portfolio turnover rate[9,10]	25%	114%	67%	69%	78%	79%

151        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.30%
Year Ended September 30, 2019	1.30%
Year Ended September 30, 2018	1.34%
Year Ended September 30, 2017	1.35%
Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

152        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.71	$3.73	$3.96	$3.95	$3.87	$4.13
Income (loss) from investment operations:
Net investment income[1]	0.01	0.20	0.19	0.17	0.16	0.19
Net realized and unrealized gain (loss)	0.04	(0.02)	(0.23)	0.01	0.08	(0.26)
Total from investment operations	0.05	0.18	(0.04)	0.18	0.24	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	(0.13)	(0.19)	(0.11)	(0.15)	(0.18)
Tax return of capital distribution	(0.01)	(0.07)	0.00	(0.06)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.01)	(0.20)	(0.19)	(0.17)	(0.16)	(0.19)
Net asset value, end of period	$3.75	$3.71	$3.73	$3.96	$3.95	$3.87

Total Return, at Net Asset Value[3]	1.40%	5.05%	(1.26)%	4.70%	6.33%	(1.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,775	$329,963	$371,434	$494,017	$369,088	$403,252
Average net assets (in thousands)	$331,755	$336,841	$450,170	$417,814	$372,918	$453,869
Ratios to average net assets:[4]
Net investment income[5]	4.03%	5.49%	5.03%	4.43%	4.11%	4.68%
Expenses excluding specific expenses listed below	0.77%	0.77%	0.83%[6]	0.84%[6]	0.81%[6]	0.80%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[8]	0.77%	0.77%	0.83%[6]	0.84%[6]	0.81%[6]	0.80%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.72%	0.76%[6]	0.77%[6]	0.77%[6]	0.76%[6]
Portfolio turnover rate[9,10]	25%	114%	67%	69%	78%	79%

153        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond and Invesco Oppenheimer Master Loan.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.81%
Year Ended September 30, 2019	0.81%
Year Ended September 30, 2018	0.84%
Year Ended September 30, 2017	0.85%
Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

154        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R5	One Month Ended October 31, 2019	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$3.72	$3.69
Income (loss) from investment operations:
Net investment income[2]	0.01	0.07
Net realized and unrealized gain	0.03	0.02

Total from investment operations	0.04	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00) [3]	(0.04)
Tax return of capital distribution	(0.01)	(0.02)

Total dividends and/or distributions to shareholders	(0.01)	(0.06)
Net asset value, end of period	$3.75	$3.72

Total Return, at Net Asset Value[4]	1.14%	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[5]
Net investment income[6]	4.05%	5.58%
Expenses excluding specific expenses listed below	0.72%	0.68%
Interest and fees from borrowings	0.00%	0.00%

Total expenses[7]	0.72%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.63%
Portfolio turnover rate[8,9]	25%	114%

155        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. For the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.76%
Period Ended September 30, 2019	0.72%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended October 31, 2019	$364,949,527	$405,130,315
Period Ended September 30, 2019	$5,760,311,794	$5,754,174,138

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

156        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R6	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.70	$3.71	$3.94	$3.93	$3.86	$4.11
Income (loss) from investment operations:
Net investment income[1]	0.01	0.21	0.20	0.18	0.16	0.20
Net realized and unrealized gain (loss)	0.03	(0.01)	(0.23)	0.01	0.07	(0.25)
Total from investment operations	0.04	0.20	(0.03)	0.19	0.23	(0.05)
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.00)[2]	(0.14)	(0.20)	(0.12)	(0.15)	(0.19)
Tax return of capital distribution	(0.01)	(0.07)	0.00	(0.06)	(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.01)	(0.21)	(0.20)	(0.18)	(0.16)	(0.20)
Net asset value, end of period	$3.73	$3.70	$3.71	$3.94	$3.93	$3.86

Total Return, at Net Asset Value[3]	1.14%	5.49%	(1.15)%	4.89%	6.27%	(1.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,634	$36,479	$41,461	$47,348	$45,840	$48,488
Average net assets (in thousands)	$36,561	$39,927	$45,391	$45,371	$46,967	$121,467
Ratios to average net assets:[4]
Net investment income[5]	4.18%	5.63%	5.18%	4.57%	4.30%	4.87%
Expenses excluding specific expenses listed below	0.62%	0.62%	0.68%[6]	0.65%[6]	0.62%[6]	0.60%[6]
Interest and fees from borrowings	0.00%	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]
Total expenses[7]	0.62%	0.62%	0.68%[6]	0.65%[6]	0.62%[6]	0.60%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.57%	0.61%[6]	0.59%[6]	0.58%[6]	0.57%[6]
Portfolio turnover rate[9,10]	25%	114%	67%	69%	78%	79%

157        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund.

6. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.66%
Year Ended September 30, 2019	0.66%
Year Ended September 30, 2018	0.69%
Year Ended September 30, 2017	0.66%
Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

One Month Ended October 31, 2019	$364,949,527	$405,130,315
Year Ended September 30, 2019	$5,760,311,794	$5,754,174,138
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359

10. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

158        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS October 31, 2019 and September 30, 2019

Note 1 - Significant Accounting Policies

    Invesco Oppenheimer Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

    Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Strategic Income Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

    Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

    Effective October 31, 2019 the Fund’s fiscal year end changed from September 30 to October 31.

    The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

    The Fund’s investment objective is to seek total return.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

    Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups

159        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

    Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

    Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

    Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

160        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

    Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

161        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

    The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

    Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

    The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the one month ended October 31, 2019 and the fiscal

162        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table for the one month ended October 31, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$746,927,475	$57,639,531

1. At period end, the Fund had $741,946,260 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $4,981,215 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period ended September 30, 2019, the Fund did not utilize any capital loss carryforward.

The tax components of capital shown in the following table for the year ended September 30, 2019, represent distribution requirements the Fund must satisfy under the income tax

163        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$737,357,431	$101,326,218

1. At period end, the Fund had $732,588,314 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $4,769,117 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period ended September 30, 2018, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, for the one month ended October 31, 2019, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss on Investments
$5,334,440	$5,334,440

Accordingly, for the fiscal year ended September 30, 2019, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss on Investments
$60,693,331	$60,693,331

The tax character of distributions paid during the reporting periods:

164        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Ordinary income	$ 4,743,290	$ 117,432,821	$ 193,183,678
Return of capital	5,248,249	60,010,404	—

Total	$ 9,991,539	$ 177,443,225	$ 193,183,678

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	One Month Ended October 31, 2019	Year Ended September 30, 2019
Federal tax cost of securities	$3,766,694,742	$3,782,018,304
Federal tax cost of other investments	(690,265,598)	(801,911,794)

Total federal tax cost	$3,076,429,144	$2,980,106,510

Gross unrealized appreciation	$165,127,522	$155,966,750
Gross unrealized depreciation	(222,767,053)	(257,292,968)

Net unrealized depreciation	$(57,639,531)	$(101,326,218)

    Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated

165        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

    Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to

166        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.”

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

    The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

    A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

M.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument.

167        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

    Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

    In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty

168        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

(via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

    A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

    Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current

169        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

    An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

    Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

    Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2019 and September 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements tables. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays

170        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

    Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

    Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

    Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

    When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered

171        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

    When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

    The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under

172        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

S.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

    The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

    Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

T.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

U.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $5 billion	0.48
Over $10 billion	0.46

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative

173        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

services agreement with the Adviser.

For the one month ended October 31, 2019 and the year ended September 30, 2019, the effective advisory fee incurred by the Fund was 0.56% and 0.55% annualized, respectively.

    The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

    From October 1, 2018 until the date of the Reorganization, the Acquired Fund paid $12,653,535 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

    Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/ or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.70% and 0.65%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

174        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

    For the one month ended October 31, 2019, the Adviser waived advisory fees of $130,719. For the year ended September 30, 2019, the Adviser waived advisory fees of $1,486,647.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one month ended October 31, 2019 and the year ended September 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month ended October 31, 2019 and the year ended September 30, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month ended October 31, 2019 and the year ended September 30, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted

175        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

from redemption proceeds prior to remittance to the shareholder. During the one month ended October 31, 2019, IDI advised the Fund that IDI retained $12,558 in front-end sales commissions from the sale of Class A shares and $172 and $1,354 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $52,150 in front-end sales commissions from the sale of Class A shares and $1,687 and $4,167 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From October 31, 2018 to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $178,226 in front–end sales commissions from the sale of Class A shares and $1,116 and $11,992 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

176        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The following is a summary of the tiered valuation input levels as of October 31, 2019:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$192,484,290	$—	$192,484,290
Mortgage-Backed Obligations	—	816,774,845	682	816,775,527
U.S. Government Obligations	—	198,242,705	—	198,242,705
Foreign Government Obligations	—	788,550,213	—	788,550,213
Corporate Loans	—	8,487,822	—	8,487,822
Corporate Bonds and Notes	—	1,076,103,449	—	1,076,103,449
Preferred Stock	—	29,750	—	29,750
Common Stocks	1,555,795	—	—	1,555,795
Rights, Warrants and Certificates	117,051	—	—	117,051
Structured Securities	—	17,604,380	—	17,604,380
Short-Term Notes	—	11,871,142	—	11,871,142
Exchange-Traded Options Purchased	2,127,050	—	—	2,127,050
Over-the-Counter Options Purchased	—	18,526,563	—	18,526,563
Over-the-Counter Credit Default
Swaption Purchased	—	834,247	—	834,247
Over-the-Counter Interest Rate
Swaptions Purchased	—	7,274,904	—	7,274,904
Investment Companies	546,423,256	1,530,295	—	547,953,551

Total Investments, at Value	550,223,152	3,138,314,605	682	3,688,538,439
Other Financial Instruments:
Swaps, at value	—	8,269,398	—	8,269,398
Centrally cleared swaps, at value	—	23,134,048	—	23,134,048
Futures contracts	5,759,163	—	—	5,759,163
Forward currency exchange contracts	—	40,486,625	—	40,486,625

Total Assets	$555,982,315	$3,210,204,676	$682	$3,766,187,673

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,729,639)	$—	$(4,729,639)
Centrally cleared swaps, at value	—	(25,556,476)	—	(25,556,476)
Futures contracts	(1,962,145)	—	—	(1,962,145)
Options written, at value	—	(33,750,929)	—	(33,750,929)
Forward currency exchange contracts	—	(50,338,456)	—	(50,338,456)
Swaptions written, at value	—	(14,145,048)	—	(14,145,048)

Total Liabilities	$(1,962,145)	$(128,520,548)	$—	$(130,482,693)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a summary of the tiered valuation input levels as of September 30, 2019:

177        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$171,387,744	$—	$171,387,744
Mortgage-Backed Obligations	—	779,866,169	25,492	779,891,661
U.S. Government Obligations	—	200,509,674	—	200,509,674
Foreign Government Obligations	—	793,402,558	—	793,402,558
Corporate Loans	—	10,278,484	—	10,278,484
Corporate Bonds and Notes	—	1,101,391,596	—	1,101,391,596
Preferred Stock	—	29,750	—	29,750
Common Stocks	1,240,834	383,750	—	1,624,584
Rights, Warrants and Certificates	—	—	102,658	102,658
Structured Securities	—	19,018,928	175,129	19,194,057
Short-Term Notes	—	10,997,634	—	10,997,634
Exchange-Traded Options Purchased	3,748,825	—	—	3,748,825
Over-the-Counter Options Purchased	27,434	15,700,396	—	15,727,830
Over-the-Counter Credit Default
Swaptions Purchased	—	2,103,142	—	2,103,142
Over-the-Counter Interest Rate
Swaptions Purchased	—	8,047,808	—	8,047,808
Investment Companies	562,250,241	3,154,469	—	565,404,710

Total Investments, at Value	567,267,334	3,116,272,102	303,279	3,683,842,715
Other Financial Instruments:
Swaps, at value	—	7,931,168	—	7,931,168
Centrally cleared swaps, at value	—	23,099,130	—	23,099,130
Futures contracts	3,279,308	—	—	3,279,308
Forward currency exchange contracts	—	34,184,778	—	34,184,778

Total Assets	$570,546,642	$3,181,487,178	$303,279	$3,752,337,099

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(8,946,393)	$—	$(8,946,393)
Centrally cleared swaps, at value	—	(39,423,967)	—	(39,423,967)
Futures contracts	(3,826,957)	—	—	(3,826,957)
Options written, at value	—	(36,599,870)	—	(36,599,870)
Forward currency exchange contracts	—	(37,997,294)	—	(37,997,294)
Swaptions written, at value	—	(29,445,301)	—	(29,445,301)

Total Liabilities	$(3,826,957)	$(152,412,825)	$—	$(156,239,782)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

178        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities as of October 31, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$5,107,001	$(5,107,001)	$–	$–	$–
Barclays Bank plc	163,504	(163,504)	–	–	–
BNP Paribas	75,560	–	–	–	75,560
Citibank NA	13,939,904	(13,939,904)	–	–	–
Goldman Sachs Bank USA	13,410,936	(13,410,936)	–	–	–
Goldman Sachs International	7,447,912	(6,897,861)	(550,051)	–	–
HSBC Bank USA NA	567,054	(172,171)	(394,883)	–	–
JPMorgan Chase Bank NA	27,257,866	(27,257,866)	–	–	–
Morgan Stanley Capital Services, Inc.	3,053,542	(3,053,542)	–	–	–
RBC Dominion Securities	3,010,157	(2,424,708)	–	–	585,449
Standard Chartered Bank	1,358,301	(1,358,301)	–	–	–

	$75,391,737	$(73,785,794)	$(944,934)	$–	$661,009

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

179        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(10,452,192)	$5,107,001	$—	$5,248,000	$(97,191)
Barclays Bank plc	(3,776,762)	163,504	3,363,556	—	(249,702)
Citibank NA	(16,823,639)	13,939,904	—	2,270,000	(613,735)
Deutsche Bank AG	(370,052)	—	—	—	(370,052)
Goldman Sachs Bank USA	(19,962,205)	13,410,936	—	5,496,000	(1,055,269)
Goldman Sachs International	(6,897,861)	6,897,861	—	—	—
HSBC Bank USA NA	(172,171)	172,171	—	—	—
JPMorgan Chase Bank NA	(33,379,354)	27,257,866	5,469,488	652,000	—
Morgan Stanley & Co., Inc.	(258,743)	—	—	—	(258,743)
Morgan Stanley Capital Services, Inc.	(5,874,037)	3,053,542	—	2,586,000	(234,495)
RBC Dominion Securities	(2,424,708)	2,424,708	—	—	—
Standard Chartered Bank	(1,814,643)	1,358,301	—	375,000	(81,342)

	$(102,206,367)	$73,785,794	$8,833,044	$16,627,000	$(2,960,529)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

Value of Derivative Instruments at October 31, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$7,124,450	Swaps, at value	$3,445,838
Interest rate contracts	Swaps, at value	1,144,948	Swaps, at value	1,283,801

180        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Centrally cleared swaps, at value	$ 1,704,343[1]	Centrally cleared swaps, at value	$14,727,123[1]
Interest rate contracts	Centrally cleared swaps, at value	21,429,705[1]	Centrally cleared swaps, at value	10,829,353[1]
Interest rate contracts	Futures contracts	5,759,163[2]	Futures contracts	1,962,145[2]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	40,486,625	Unrealized depreciation on forward currency exchange contracts	50,338,456
Equity contracts			Options written, at value	757,705
Forward exchange contracts			Options written, at value	32,993,224
Credit contracts			Swaptions written, at value	1,450,279
Interest rate contracts			Swaptions written, at value	12,694,769
Credit contracts	Investments, at value	834,247[3]
Equity contracts	Investments, at value	2,127,050[3]
Forward currency exchange contracts	Investments, at value	18,526,563[3]
Interest rate contracts	Investments, at value	7,274,904[3]

Total		$106,411,998		$130,482,693

1. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

2. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the One Month Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$519,941	$374,032	$—	$—	$—
Currency contracts	(3,030,842)	—	5,242,605	—	—
Equity contracts	(57,780)	—	25,165	—	—
Forward currency exchange contracts	—	—	—	—	(6,782,108)
Interest rate contracts	(123,976)	(3,215,835)	—	1,875,289	—

Total	$(2,692,657)	$(2,841,803)	$5,267,770	$1,875,289	$(6,782,108)

181        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$851,714	$1,745,687
Currency contracts	—	2,211,763
Equity contracts	—	(32,615)
Forward currency exchange contracts	—	(6,782,108)
Interest rate contracts	(1,643,585)	(3,108,107)

Total	$(791,871)	$(5,965,380)

* Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$(245,867)	$330,038	$—	$—	$—
Currency contracts	(798,673)	—	3,289,419	—	—
Equity contracts	(1,097,818)	—	465,440	—	—
Forward currency exchange contracts	—	—	—	—	(6,039,315)
Interest rate contracts	(663,762)	6,752,621	—	4,344,667	—

Total	$(2,806,120)	$7,082,659	$3,754,859	$4,344,667	$(6,039,315)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(446,262)	$(362,091)
Currency contracts	—	2,490,746
Equity contracts	—	(632,378)
Forward currency exchange contracts	—	(6,039,315)
Interest rate contracts	12,427,078	22,860,604

Total	$11,980,816	$18,317,566

* Purchased option contracts and purchased swaption contracts, if any, are included in the change in unrealized gain (loss) from investment transactions in unaffiliated companies.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and swaptions purchased during the one month ended October 31, 2019.

182        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Forward foreign currency contracts	Futures contracts	Index options purchased*	Currency options purchased*
Average notional amount		$5,464,004,299	$1,154,485,268	$203,847,500	$54,146,581,862
Average contracts				767	54,110,026,000

	Swaptions purchased*	Written index options	Written FX options	Written swaptions	Swaps
Average notional amount	$2,957,113,417	$182,755,000	$1,260,175,099,798	$3,971,311,341	$4,128,376,159
Average contracts		767	1,260,137,146,500

Offsetting Assets and Liabilities at September 30, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of September 30, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$4,042,945	$(4,042,945)	$–	$–	$–
Barclays Bank plc	801,195	(801,195)	–	–	–
Citibank NA	7,462,216	(4,847,572)	–	–	2,614,644
Deutsche Bank AG	14,035	–	–	–	14,035
Goldman Sachs Bank USA	18,518,655	(18,518,655)	–	–	–
Goldman Sachs International	5,308,551	(5,308,551)	–	–	–
HSBC Bank USA NA	1,420,818	(176,634)	(1,060,132)	–	184,052
JPMorgan Chase Bank NA	23,136,954	(23,136,954)	–	–	–
Morgan Stanley & Co., Inc.	27,434	(27,434)	–	–	–
Morgan Stanley Capital Services, Inc.	3,684,840	(3,684,840)	–	–	–
RBC Dominion Securities	3,100,226	(747,953)	–	(1,990,000)	362,273
Standard Chartered Bank	476,857	(476,857)	–	–	–

	$67,994,726	$(61,769,590)	$(1,060,132)	$(1,990,000)	$3,175,004

183        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of September 30, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(7,971,295)	$4,042,945	$–	$3,928,350	$–
Barclays Bank plc	(7,283,000)	801,195	4,831,805	1,650,000	–
BNP Paribas	(65,992)	–	–	–	(65,992)
Citibank NA	(4,847,572)	4,847,572	–	–	–
Goldman Sachs Bank USA	(31,593,120)	18,518,655	–	10,776,000	(2,298,465)
Goldman Sachs International	(5,334,981)	5,308,551	–	–	(26,430)
HSBC Bank USA NA	(176,634)	176,634	–	–	–
JPMorgan Chase Bank NA	(44,765,128)	23,136,954	21,228,174	400,000	–
Morgan Stanley & Co., Inc.	(197,691)	27,434	–	–	(170,257)
Morgan Stanley Capital Services, Inc.	(7,463,953)	3,684,840	–	3,426,000	(353,113)
RBC Dominion Securities	(747,953)	747,953	–	–	–
Standard Chartered Bank	(1,051,639)	476,857	–	574,782	–

	$(111,498,958)	$61,769,590	$26,059,979	$20,755,132	$(2,914,257)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at September 30, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of September 30, 2019:

184        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$5,806,399	Swaps, at value	$ 6,130,986
Interest rate contracts	Swaps, at value	2,124,769	Swaps, at value	2,815,407
Credit contracts	Centrally cleared swaps, at value	1,693,268[1]	Centrally cleared swaps, at value	16,742,000[1]
Interest rate contracts	Centrally cleared swaps, at value	21,405,862[1]	Centrally cleared swaps, at value	22,681,967[1]
Interest rate contracts	Futures contracts	3,279,308[2]	Futures contracts	3,826,957[2]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	34,184,778	Unrealized depreciation on forward currency exchange contracts	37,997,294
Equity contracts			Options written, at value	1,872,915
Currency contracts			Options written, at value	34,726,955
Credit contracts			Swaptions written, at value	3,291,538
Interest rate contracts			Swaptions written, at value	26,153,763
Credit contracts	Investments, at value	2,103,142[3]
Equity contracts	Investments, at value	4,815,673[3]
Currency contracts	Investments, at value	14,633,548[3]
Interest rate contracts	Investments, at value	8,075,242[3]

Total		$ 98,121,989		$ 156,239,782

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Year Ended September 30, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$(3,459,549)	$7,738,842	$—	$—
Currency contracts	(17,539,924)	—	50,509,528	—
Equity contracts	497,700	—	202,280	—
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	12,528,130	(22,793,633)	(5,127,445)	(41,042,997)

Total	$(7,973,643)	$(15,054,791)	$45,584,363	$(41,042,997)

185        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$(5,611,844)	$(1,332,551)
Currency contracts	—	—	32,969,604
Equity contracts	—	—	699,980
Forward currency exchange contracts	(29,008,858)	—	(29,008,858)
Interest rate contracts	—	(7,571,708)	(64,007,653)

Total	$(29,008,858)	$(13,183,552)	$(60,679,478)

* Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$(657,820)	$1,320,469	$—	$—
Currency contracts	(8,845,226)	–	6,758,785	—
Equity contracts	(801,750)	–	551,595	—
Forward currency exchange contracts	—	–	—	—
Interest rate contracts	25,534	(8,104,915)	—	(603,713)

Total	$(10,279,262)	$(6,784,446)	$7,310,380	$(603,713)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$4,580,837	$5,243,486
Currency contracts	—	—	(2,086,441)
Equity contracts	—	—	(250,155)
Forward currency exchange contracts	13,130,261	—	13,130,261
Interest rate contracts	—	1,888,799	(6,794,295)

Total	$13,130,261	$6,469,636	$9,242,856

*Purchased option contracts and purchased swaption contracts, if any, are included in the change in unrealized gain (loss) from investment transactions in unaffiliated companies.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, swap agreements, currency options purchased, written currency options, swaptions purchased and swaptions written during the year ended September 30, 2019.

186        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Forward foreign currency contracts	Futures contracts	Index options purchased*	Currency options purchased	Fixed Income options purchased*

Average notional amount	$2,669,810,836	$838,688,696	$259,821,519	$595,886,761,912	$123,421,750
Average contracts			75,538	595,882,649,663	109,786,000

	Purchased option on a future*	Written index options*	Written currency options	Written fixed income options*	Purchased swaptions

Average notional amount	$143,166,019	$232,293,414	$2,644,071,879,347	$106,938,803	$2,158,360,950
Average contracts	768	75,538	2,644,054,084,590	94,961,167

				Written swaptions	Swaps

Average notional amount				$4,408,627,835	$2,707,863,291

*Summarizes the 8 month average notional value and contracts of index options purchased and index options written, the 6 month average notional value and contracts of fixed income options purchased and index options written and the 4 month average notional value and contracts of purchased options on a future.

Note 5 - Investment in Invesco Oppenheimer Master Event-Linked Fund

The Fund is permitted to invest in entities sponsored and/or advised by the Adviser or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Invesco Oppenheimer Master Event-Linked Fund (the “Master Event-Linked Fund”). The Master Event-Linked Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Event-Linked Fund, the Fund will have greater exposure to the risks of the Master Event-Linked Fund.

The investment objective of the Master Event-Linked Fund is to seek total return. The Fund’s investment in the Master Event-Linked Fund is included in the Consolidated Schedule of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Event-Linked Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Event-Linked Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Event-Linked Fund. The Fund’s allocated share of net income and gain/(loss) is included in the Consolidated Statement of Operations as Investment Income from Affiliated Companies and Realized/Unrealized Gain (Loss) from Affiliated Companies, respectively. As a shareholder, the Fund is subject to its proportional share of the Master Event-Linked Fund’s expenses, including its management fee. The Adviser will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Event-Linked Fund.

187        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the one month ended October 31, 2019 the Fund did not receive credits from this arrangement. For the year ended September 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $218,315.

Note 7 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund for the one month period ended October 31, 2019 was $684,800,924 and $708,422,767, respectively, and during the year ended September 30, 2019 was $3,257,274,867 and $3,300,156,862, respectively.

188        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended October		Year Ended September 30,		Year Ended September 30,
	Shares	31, 2019[1] Amount	Shares	2019[2] Amount	Shares	2018 Amount
Class A
Sold	3,502,381	$13,076,926	97,740,334	$366,266,996	45,219,211	$174,958,678
Dividends and/or distributions reinvested	1,973,066	7,381,031	33,657,168	124,308,085	32,590,219	125,317,871
Redeemed	(12,282,156)	(45,819,984)	(136,359,676)	(504,117,414)	(143,187,491)	(551,662,029)

Net increase (decrease)	(6,806,709)	$(25,362,027)	(4,962,174)	$(13,542,333)	(65,378,061)	$(251,385,480)

Class B
Sold	—	$—	—	$—	25,013	$98,072
Dividends and/or distributions reinvested	—	—	—	—	51,419	202,425
Redeemed[3]	—	—	—	—	(4,051,560)	(15,858,387)

Net increase (decrease)	—	$—	—	$—	(3,975,128)	$(15,557,890)

Class C
Sold	664,592	$2,469,921	6,876,726	$25,377,218	8,727,719	$33,818,381
Dividends and/or distributions reinvested	133,352	497,859	5,134,688	18,860,505	6,081,273	23,366,153
Redeemed	(2,260,414)	(8,415,047)	(96,846,338)	(361,898,502)	(45,976,966)	(176,602,247)

Net increase (decrease)	(1,462,470)	$(5,447,267)	(84,834,924)	$(317,660,779)	(31,167,974)	$(119,417,713)

Class R
Sold	231,474	$863,273	3,511,582	$13,005,802	5,031,105	$19,473,916
Dividends and/or distributions reinvested	71,072	266,435	1,345,120	4,971,262	1,273,744	4,902,998
Redeemed	(585,476)	(2,187,070)	(7,895,947)	(29,257,400)	(7,598,526)	(29,335,636)

Net increase (decrease)	(282,930)	$(1,057,362)	(3,039,245)	$(11,280,336)	(1,293,677)	$(4,958,722)

189        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

	One Month Ended October		Year Ended September 30,		Year Ended September 30,
	Shares	31, 2019[1] Amount	Shares	2019[2] Amount	Shares	2018 Amount
Class Y
Sold	2,403,508	$8,971,911	24,687,266	$91,370,991	27,622,778	$106,371,546
Dividends and/or distributions reinvested	268,826	1,008,098	4,731,719	17,473,621	5,418,455	20,844,909
Redeemed	(1,891,214)	(7,052,956)	(40,225,951)	(147,912,838)	(58,250,444)	(223,283,822)

Net increase (decrease)	781,120	$2,927,053	(10,806,966)	$(39,068,226)	(25,209,211)	$(96,067,367)

Class R5[4]
Sold	—	$—	2,710	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	2,710	$10,000	—	$—

Class R6
Sold	84,172	$311,904	2,204,222	$8,143,953	3,153,820	$12,196,482
Dividends and/or distributions reinvested	32,355	120,681	610,572	2,207,198	601,762	2,305,887
Redeemed	(158,991)	(590,429)	(4,122,974)	(15,221,302)	(4,601,422)	(17,690,652)

Net increase (decrease)	(42,464)	$(157,844)	(1,308,180)	$(4,870,151)	(845,840)	$(3,188,283)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity.

190        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

191        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and

Shareholders of Invesco Oppenheimer Global Strategic Income Fund

Opinion on the Financial Statements

We have audited the consolidated accompanying statements of assets and liabilities, including the consolidated schedules of investments, of Invesco Oppenheimer Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019 and September 30, 2019, the related consolidated statements of operations and the consolidated statements of changes in net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and September 30, 2019, the results of its operations and changes in its net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019 and the financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer Global Strategic Income Fund (formerly known as Oppenheimer Global Strategic Income Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

192        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 and September 30, 2019 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

December 16, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

193        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

194        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period ended October 31, 2019 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period ended September 30, 2019, which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.98% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $918,219 and $14,896,266 of the Fund’s fiscal year taxable income for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $4,007,089 and $53,620,590 of the ordinary distributions to be paid by the Fund for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

195        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Strategic Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

196        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

197        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

198        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

199        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

200        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
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●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

201        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global Strategic Income Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Strategic Income Fund into Invesco Oppenheimer Global Strategic Income Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	440,976,191	20,712,942	49,042,998	0

202        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

203        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

204        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

205        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

206        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

207        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

208        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

209        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal

			N/A	N/A

210        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

211        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

213        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

214        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

215        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

INVESCO’S PRIVACY NOTICE

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How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

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216        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

you will find the most relevant and to provide customer service and support.

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217        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

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No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

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Invesco Ltd.

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(404) 439-3236

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Anne.Gerry@invesco.com

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You may also contact us to:

218        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

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219        INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

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Invesco mailing information Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLSI-AR-1	11272019

Annual Report 10/31/2019 Annual Report 9/30/2019

Invesco

Oppenheimer

International Bond

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer International Bond Fund. See Important Update on the following page for more information.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	1-Year	5-Year	10-Year

Class A Shares of the Fund without Sales Charge	9.20%	2.53%	2.69%
Class A Shares of the Fund with Sales Charge	4.49	1.64	2.24
FTSE Non-U.S. Dollar World Government Bond Index	9.25	1.61	1.22
JP Morgan Government Bond Index-Emerging Markets Global Diversified	15.59	0.82	2.67
JP Morgan Emerging Markets Bond Index Global Diversified	14.35	5.44	6.90
Reference Index	12.20	2.23	2.67

3      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19

	1-Year	5-Year	10-Year

Class A Shares of the Fund without Sales Charge	4.34%	2.10%	2.46%
Class A Shares of the Fund with Sales Charge	-0.06	1.20	2.01
FTSE Non-U.S. Dollar World Government Bond Index	6.78	1.28	1.15
JP Morgan Government Bond Index-Emerging Markets Global Diversified	10.13	0.55	2.47
JP Morgan Emerging Markets Bond Index Global Diversified	11.57	5.74	6.88
Reference Index	8.79	2.05	2.56

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Fund Performance Discussion

For the one-year period ended September 30, 2019, the Fund’s Class A shares (without sales charge) returned 4.34%, underperforming the FTSE Non-U.S. Dollar World Government Bond Index (the “Index”), which returned 6.78%. For the one-year period ended October 31, 2019, the Fund’s Class A shares (without sales charge) returned 9.20%, underperforming the Index, which returned 9.25%. Please note that the fiscal year-end for Invesco Oppenheimer International Bond Fund has changed from September 30 to October 31. Therefore, the period covered by this discussion is from September 30, 2018, the date of the last annual report, through October 31, 2019, the Fund’s new fiscal year-end.

MARKET OVERVIEW

After hitting a wall to close 2018, 2019 has been volatile and eventful through September 30, 2019. In the last quarter of 2018, several shocks negatively affected market sentiment. The U.S. Federal Reserve (Fed) once again decided to hike interest rates, as was nearly universally expected, but the post-meeting conference was more hawkish than expected.

Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. As 2019 began, rising global growth concerns came to the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN AT OCTOBER 31, 2019:

5      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN AT SEPTEMBER 30, 2019:

forefront. In January, we saw the strongest indications yet that the game plan may be changing. As 2019 progressed, the Fed cut rates as it dealt with an array of both global and domestic concerns. Q2 started with some hopes for stabilization, with China’s stimulus kicking in, U.S. data recovering from weakness in Q1, but these positive signs proved premature. Due to renewed tensions in the U.S.-China trade dispute and increasing risks regarding global trade, industrial production and global trade weakened noticeably. For most of the world, growth projections were revised down. Recent data show that trade policy uncertainty is taking its toll on global growth. The stabilization we had projected for the second half of 2019 was based on an expectation for a trade deal between China and the U.S. There is still hope for a limited trade deal, but we think the broader uncertainty around US-China relationship will continue to undermine investment sentiment, especially against the backdrop of slower global demand. Besides trade issues and a slowdown in U.S. and Europe, emerging markets (EM) are also facing a structurally slowing China. As China rebalances away from investment-led growth to consumption-led growth, it will not be providing the same lift to emerging market exports going forward as it did in the past.

On the positive side, we expect further monetary and fiscal easing from China, to mitigate some, but not all the impact of the tariffs and the global slowdown on emerging markets. We believe that easier global financial conditions and expectation of further easing by the Federal Reserve will remain supportive of emerging market assets.

The third quarter continued to see weaker global growth led primarily by the rest of the world as the U.S. surprised to the upside versus much lowered expectations. As expected, global growth slowed, and

6      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

policy makers responded by moving towards easier monetary conditions in almost every major global economy. The Federal Reserve delivered the first of its two rate cuts so far this year. Most emerging market central banks also continued to reduce rates.

The markets were roiled in August by the unexpected and significant increase in trade tensions between the U.S. and China with the U.S. putting tariffs on almost all Chinese imports. In August we saw a significant drop in developed market (DM) yields as market expectations of global growth ratcheted down. We also saw losses in emerging market currencies as the U.S. dollar strengthened in a knee jerk reaction.

As we expected, the first quarter was mired in further data weaknesses for Asian emerging markets, despite some stabilization in China. We see this as a manifestation of global trade weakness as global exports and industrial production fell sharply. In addition, Asia is also feeling the headwinds from a slowing technology cycle. In China, front-loading of exports before tariffs took effect and the domestic policy easing were behind the stabilizing growth numbers in the first quarter. However, forward-looking indicators point to the potential for further weakness ahead for the region as global demand weakens. The stabilization we had expected in the second half of 2019 was rooted in our expectation for a trade deal between China and the U.S. Despite the recent truce at the G-20 meeting, the higher tariff rates as well as continued uncertainty about a deal pose further downside risks to China’s and Asian emerging markets’ growth in the second half, notwithstanding the ongoing stimulus in China. We see this uncertainty a key driver for weak global investment, which in turn negatively affects Asian exports. On the positive side, we expect further easing from China, should second-quarter data surprise significantly. We believe that this global backdrop, benign demand-led inflation pressures and widening output gaps may allow room for more interest rate cuts in several countries, such as India, Indonesia, Korea, Malaysia, Philippines, Russia, and South Africa.

The emerging market economies of Latin America have underperformed growth expectations, and we are therefore cutting our 2019 and 2020 growth forecasts across the board. The disappointing slowdown has broadened from the region’s larger economies, which we expect to see traction later, to the smaller economies. We have not materially changed our inflation outlook, as output gaps are even wider and inflation risks are lower. We expect easier global monetary conditions to curb exchange rate pressures and allow all regional central banks to add stimulus.

Colombia’s lagged economic recovery soldiers on while Argentina has been the larger exception in the region with negative growth and double-digit inflation. Yet these two economies are still improving from last year. We believe the bar is now too high for the Argentinian economy not to contract this

7      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

year, but we are hopeful for a background of macro-stabilization.

Mexico’s growth was hurt by the U.S. slowdown and uncertainties over domestic policy. In our opinion, while the Mexican economy benefits from a good starting point with low debt levels, its economic fundamentals are deteriorating with President López Obrador (AMLO) and his heterodox policy mix. Within this context, we are constructive because we see inflation convergence with central bank easing, high real rates, and fiscal prudence. We do not see Mexican sovereign debt ratings going to below investment grade, while the national oil company may be downgraded again and removed from investment grade mandates.

In Brazil, we are more optimistic with the approval of the strong pension reform, and we expect the central bank to drive expansionary conditions. Economic activity has faltered on global and local shocks that allowed a large negative output gap, with domestic uncertainties failing to support a more benign environment. We think traction will come, with higher growth more likely to materialize next year. All in, decreasing global interest rates allow for more accommodative monetary policy, which would support EM assets. The primary risk to emerging markets is a full-blown trade war, instead of a protracted conflict-resolution solution, leading to recession. However, we see this as unlikely.

First quarter GDP growth in the U.S. economy was relatively strong. However, GDP growth in the second quarter was more modest. Unemployment has remained very low and job creation has been strong. Inflation has remained relatively low. However, a tight labor market suggests we could see more pressure on wage growth in the future. The Fed reversed course from late 2018 and reduced rates two times in 2019, over the reporting period.

Government bond yields fell across many markets during the one-year reporting period. U.S. Treasury 10-year rates trended lower during the reporting period and ended at 1.67%. German 10-year yields ended at -0.58%, Japanese 10-year yields closed at -0.22% while Indian 10-year yields ended at 6.70%. Brazilian 10-year yields ended the period at 7.04%.

FUND REVIEW

The Fund’s underperformance relative to the Index this reporting period was largely the result of its allocation to international fixed income, predominantly emerging market debt. Out of benchmark exposure to Argentinian bonds and the Argentine peso detracted from returns as Argentina sold off after an unfavorable market outcome to a primary election. Our underweight allocation to core Eurozone and Japanese government debt was also a detractor to relative returns given our underweight to these sectors. Interest rates in these large markets rallied over the reporting period.

8      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Contributing positively to performance this reporting period was our allocation to developed and emerging market corporate debt. Lastly, our exposure to high yield also benefitted performance.

MARKET OUTLOOK & PORTFOLIO POSITIONING

Looking forward, we see the potential for global growth to continue falling but balanced by easing global financial conditions and most importantly in the U.S.

In a continuation of our view, we still see global growth momentum slowing in Q4 but at a slower rate. The stability we had been expecting in non-U.S. growth has been pushed out further amid concerns that a comprehensive trade deal between U.S. and China is now out of reach and even a narrower focused one may be difficult. We do believe that China will provide stimulus, however, that will be aimed at the domestic economy through policy measures such as tax cuts and should have limited global impact.

We expect global growth, which we estimate to be 2.6% currently to fall further in to Q1 of next year, however, we put the probability of a global recession to be low. In such an environment we believe financial conditions and valuations will be the primary driver of market returns. We expect the Fed to ease further at least 2 if not 3 times as growth slows. We also expect other central banks notably in Brazil, Mexico, Chile, India,

Indonesia, and Russia to be accommodative. We continue to expect that the mix of moderate growth with falling inflation will have a positive impact on asset prices.

The shift in economics and policy environment is allowing us to keep a stable outlook for our portfolio positioning.    We continue to believe that the U.S. dollar will continue to slowly decline as the easier financial conditions reduce the cost of being long other developed market currencies such as the euro and Japanese yen. As financial conditions effect market performance we expect EM currencies will benefit from carry while DM currencies could benefit from valuations. In our portfolios, we are favoring carry from currencies such as Brazilian real, Indian rupee, Indonesian Rupiah and South African rand. We also favor the Norwegian krone, and Polish Zloty over the Euro.

We continue to favor emerging market interest rates over developed market interest rates. Real yields in emerging markets remain close to highs when compared to a combination of developed market yields. We favor long end interest rates in Brazil, India, South Africa, Indonesia, and Russia and the front-end interest rates in Mexico and Colombia.

Given the excellent performance in credit in the first half of the year we are reducing our credit exposure both in emerging markets and in Europe. We are looking to redeploy that capital into emerging market rates.

9      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

The positive momentum that supported the global fixed income markets during September continued into October.

Despite mounting tensions in the lead-up to US-China trade negotiations in Washington, hopes remain that the two sides will emerge with an interim deal. The cancelled APEC summit in Chile clouded the completion of a “phase 1” US-China agreement, with China signaling skepticism about a comprehensive deal.

August data showed a let-up in Germany’s manufacturing recession, balanced against surprisingly large production declines in France and the UK. In the US, the Fed announced a plan for monthly treasury bill purchases intended to permanently resolve ongoing pressures in overnight funding markets. The global easing cycle lost urgency, with the FOMC signaling a transition back to data dependence and the Bank of Japan opting to hold rates steady. Following stronger-than-anticipated incoming data for US payrolls and GDP, markets continued their constructive advance. Recent weeks have brought positive news on the risk front, including a possible breakthrough in Brexit. With the EU having agreed to a Brexit extension, the markets have somewhat assumed an orderly departure following a general election, upgrading the UK outlook.

10      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Top Holdings and Allocations

TOP TEN HOLDINGS – 10/31/19
Invesco Government & Agency Portfolio, Institutional Class	6.2%
United States Treasury Bills, 1.655%, 12/10/19	5.3
United Mexican States, Series M, 8.00% Sr. Unsec. Nts., 12/7/23	3.0
United States Treasury Bills, 1.948%, 11/14/19	2.7
United Kingdom Gilt, 1.75% Bonds, 1/22/49	2.5
Hellenic Republic, 3.90% Bonds, 1/30/33	2.3
Republic of Italy, 2.80% Bonds, 3/1/67	2.0
Republic of India, 8.24% Sr. Unsec. Nts., 2/15/27	2.0
Russian Federation, Series 6211, 7.00% Bonds, 1/25/23	1.8
United Mexican States, Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	1.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

TOP TEN HOLDINGS – 9/30/19
Invesco Government & Agency Portfolio, Institutional Class	5.7%
United States Treasury Bills, 1.873%, 10/17/19	5.4
United Mexican States, Series M, 8.00% Sr. Unsec. Nts., 12/7/23	2.9
United States Treasury Bills, 1.948%, 11/14/19	2.7
United Kingdom Gilt, 1.75% Bonds, 1/22/49	2.5
Hellenic Republic, 3.90% Bonds, 1/30/33	2.3
Republic of Italy, 2.80% Bonds, 3/1/67	2.0
Republic of India, 8.24% Sr. Unsec. Nts., 2/15/27	2.0
Russian Federation, Series 6211, 7.00% Bonds, 1/25/23	1.7
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	1.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

11      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	9.20%	2.53%	2.69%
Class C (OIBCX)	6/15/95	8.39	1.76	1.94
Class R (OIBNX)	3/1/01	8.93	2.28	2.37
Class Y (OIBYX)	9/27/04	9.46	2.79	2.96
Class R5 (INBQX)[1]	5/24/19	9.25	2.54	2.69
Class R6 (OIBIX)[2]	1/27/12	9.83	2.96	2.71	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	4.49%	1.64%	2.24%
Class C (OIBCX)	6/15/95	7.39	1.76	1.94
Class R (OIBNX)	3/1/01	8.93	2.28	2.37
Class Y (OIBYX)	9/27/04	9.46	2.79	2.96
Class R5 (INBQX)[1]	5/24/19	9.25	2.54	2.69
Class R6 (OIBIX)[2]	1/27/12	9.83	2.96	2.71	[3]

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	4.34%	2.10%	2.46%
Class C (OIBCX)	6/15/95	3.55	1.33	1.71
Class R (OIBNX)	3/1/01	4.07	1.83	2.14
Class Y (OIBYX)	9/27/04	4.59	2.35	2.73
Class R5 (INBQX)[1]	5/24/19	4.37	2.10	2.46
Class R6 (OIBIX)[2]	1/27/12	4.74	2.52	2.36	[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-0.06%	1.20%	2.01%
Class C (OIBCX)	6/15/95	2.56	1.33	1.71
Class R (OIBNX)	3/1/01	4.07	1.83	2.14
Class Y (OIBYX)	9/27/04	4.59	2.35	2.73
Class R5 (INBQX)[1]	5/24/19	4.37	2.10	2.46
Class R6 (OIBIX)[2]	1/27/12	4.74	2.52	2.36	[3]

12      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the FTSE Non-U.S. Dollar World Government Bond Index, JP Morgan Government Bond Index -Emerging Markets Global Diversified, JP Morgan Emerging Markets Bond Index Global Diversified, and the Fund’s Reference Index. The FTSE Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JPMorgan Emerging Markets Bond Index Global Diversified is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets).The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The

13      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$1,000.00	$1,037.60	$5.20
Class C	1,000.00	1,033.70	9.11
Class R	1,000.00	1,038.30	6.55
Class Y	1,000.00	1,038.90	3.96
Class R5	1,000.00	1,038.10	3.04
Class R6	1,000.00	1,041.60	3.09

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.11	5.16
Class C	1,000.00	1,016.28	9.04
Class R	1,000.00	1,018.80	6.48
Class Y	1,000.00	1,021.32	3.93
Class R5	1,000.00	1,021.78	3.47
Class R6	1,000.00	1,022.18	3.06

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.01%
Class C	1.77
Class R	1.27
Class Y	0.77
Class R5	0.68
Class R6	0.60

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 2019[1,2]
Class A	$1,000.00	$1,013.70	$4.96
Class C	1,000.00	1,009.80	8.86
Class R	1,000.00	1,012.40	6.27
Class Y	1,000.00	1,014.90	3.74
Class R5	1,000.00	1,014.00	2.32
Class R6	1,000.00	1,015.60	3.04

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.16	4.97
Class C	1,000.00	1,016.29	8.88
Class R	1,000.00	1,018.85	6.29
Class Y	1,000.00	1,021.36	3.76
Class R5	1,000.00	1,021.81	3.30
Class R6	1,000.00	1,022.06	3.05

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on

May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.98%
Class C	1.75
Class R	1.24
Class Y	0.74
Class R5	0.65
Class R6	0.60

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS October 31, 2019

		Principal Amount	Value
Mortgage-Backed Obligations—4.8%
Alba plc, Series 2007-1, Cl. F, 4.033% [BP0003M+325], 3/17/39[1,2]	GBP	1,810,400	$2,258,291

Bancaja Fondo de Titulizacion, Series 10, Cl. C, 0.079% [EUR003M+50], 5/22/50[1,2,3]	EUR	12,000,000	11,108,415

Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1,2]	EUR	8,000,000	6,634,973

Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.685% [BP0003M+90], 6/15/44[1,2]	GBP	5,275,000	5,440,828
Series 2007-1, Cl. M1, 1.085% [BP0003M+30], 6/15/44[1,2]	GBP	5,200,000	5,903,771
Series 2007-1, Cl. M2, 1.285% [BP0003M+50], 6/15/44[1,2]	GBP	4,000,000	4,287,018
Series 2007-2, Cl. B1, 2.185% [BP0003M+140], 9/15/44[1,2]	GBP	4,000,000	4,344,562
Series 2007-2, Cl. M1, 1.135% [BP0003M+35], 9/15/44[1,2]	GBP	10,340,000	12,061,023

Eurosail plc, Series 2006-3X, Cl. D1C, 1.672% [BP0003M+90], 9/10/44[1,2]	GBP	11,000,000	11,546,655

Great Hall Mortgages No 1 plc, Series 2007-1, Cl. DA, 1.556% [BP0003M+78], 3/18/39[1,2]	GBP	8,000,000	8,946,733

Grifonas Finance plc:
Series 1, Cl. A, [EUR006M+28], 8/28/39[1,2]	EUR	17,128,370	17,934,476
Series 1, Cl. B, 0.105% [EUR006M+52], 8/28/39[1,2]	EUR	5,000,000	4,854,438

IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, [EUR003M+14], 3/22/44[1,2]	EUR	14,655,466	15,156,517
Series 4, Cl. B, [EUR003M+19], 3/22/44[1,2]	EUR	3,800,000	2,747,031

Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61[6]	GBP	207,500,000	11,763,113

Newgate Funding plc, Series 2007-2X, Cl. CB, 0.007% [EUR003M+44], 12/15/50[1,2]	EUR	3,127,671	3,031,698

Sestante Finance Srl, Series 3, Cl. C1, 0.382% [EUR003M+80], 7/15/45[1,2]	EUR	9,700,000	5,259,943

TDA 27 Hipocat 9 Fondo de Titulizacion de Activos, Series 27, Cl. A3, 0.00% [EUR003M+19], 12/28/50[1,2]	EUR	35,000,000	34,657,942

Towd Point Mortgage Funding 2019-Granite4 plc, Series 2019-GR4X, Cl. B, 2.195% [BP0003M+140], 10/20/51[1,2]	GBP	10,000,000	12,943,953

Total Mortgage-Backed Obligations (Cost $178,764,093)			180,881,380
U.S. Government Obligation—0.1%
United States Treasury Note, 1.625%, 8/15/29 (Cost $4,055,156)		4,100,000	4,076,057
Foreign Government Obligations—61.1%
Angola—0.4%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		13,805,000	14,634,681

Argentina—1.4%
Argentine Republic:
0.00% Unsec. Nts., 7/29/20[4]	ARS	722,500,000	7,810,222
0.202% Unsec. Nts., 10/29/20[4]	ARS	1,307,200,000	11,349,030
5.625% Sr. Unsec. Nts., 1/26/22		12,395,000	5,317,579
6.875% Sr. Unsec. Nts., 1/26/27		17,110,000	6,801,396
7.50% Sr. Unsec. Nts., 4/22/26		34,345,000	14,682,831
9.80% Unsec. Nts., 5/28/20[4]	ARS	152,100,000	1,713,651

19      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued)
15.50% Bonds, 10/17/26	ARS	135,000,000	$877,180
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	1,281,446
54.21% [BADLARPP+325] Unsec. Nts., 3/1/20[2]	ARS	180,336,000	1,738,884
57.612% [BADLARPP+375] Unsec. Nts., 4/12/25[1,2]	ARS	120,000,000	686,137

			52,258,356

Austria—0.5%
Republic of Austria, 1.50% Sr. Unsec. Nts., 11/2/86[1]	EUR	13,130,000	20,097,127

Brazil—2.3%
Federative Republic of Brazil:
6.00% Nts., 8/15/22[5]	BRL	170,000	154,664
6.00% Nts., 5/15/45[5]	BRL	40,900,000	48,165,725
6.00% Nts., 8/15/50[5]	BRL	6,000,000	7,332,555
10.00% Nts., 1/1/29	BRL	100,000,000	30,796,079

			86,449,023

Colombia—1.3%
Republic of Colombia, Series B, 6.25% Bonds, 11/26/25	COP	155,000,000,000	47,705,459

Cyprus—0.7%
Republic of Cyprus:
2.75% Sr. Unsec. Nts., 2/26/34[1]	EUR	13,510,000	18,838,607
2.75% Sr. Unsec. Nts., 5/3/49[1]	EUR	5,975,000	8,732,584

			27,571,191

Dominican Republic—0.3%
Dominican Republic:
6.40% Sr. Unsec. Nts., 6/5/49[1]		5,000,000	5,425,050
6.85% Sr. Unsec. Nts., 1/27/45[1]		6,370,000	7,206,126

			12,631,176

Ecuador—0.8%
Republic of Ecuador:
8.875% Sr. Unsec. Nts., 10/23/27[1]		13,845,000	12,939,883
9.50% Sr. Unsec. Nts., 3/27/30[1]		10,785,000	10,412,670
10.75% Sr. Unsec. Nts., 1/31/29[1]		5,600,000	5,677,056

			29,029,609

Egypt—2.6%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	12,900,000	14,787,914
6.125% Sr. Unsec. Nts., 1/31/22[1]		9,710,000	10,061,949
8.50% Sr. Unsec. Nts., 1/31/47[1]		9,480,000	10,004,964
8.70% Sr. Unsec. Nts., 3/1/49[1]		14,387,000	15,458,616
16.00% Bonds, 6/11/22	EGP	330,000,000	21,190,269
16.30% Bonds, 1/1/23	EGP	10,200,000	667,218
18.15% Bonds, 6/13/20	EGP	57,000,000	3,587,930

20      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Egypt (Continued)
Arab Republic of Egypt: (Continued)
18.15% Unsec. Nts., 12/11/21	EGP	173,000,000	$11,473,339
Series 3YR, 15.00% Bonds, 10/3/20	EGP	157,150,000	9,717,710

			96,949,909

El Salvador—0.3%
Republic of El Salvador, 7.125% Sr. Unsec. Nts., 1/20/50[1]		10,253,000	10,440,117

Fiji—0.2%
Republic of Fiji, 6.625% Sr. Unsec. Nts., 10/2/20[1]		9,265,000	9,288,163

France—0.8%
French Republic, 1.75% Bonds, 6/25/39[1]	EUR	20,823,295	29,253,646

Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		6,370,000	6,356,464

Greece—4.4%
Hellenic Republic:
0.00% Bonds, 10/15/42[6]	EUR	107,000,000	468,398
3.875% Sr. Unsec. Nts., 3/12/29[1]	EUR	30,000,000	41,489,441
3.90% Bonds, 1/30/33[1]	EUR	61,676,000	87,493,658
4.00% Bonds, 1/30/37[1]	EUR	25,325,000	36,760,334

			166,211,831

India—8.6%
Republic of India:
6.84% Sr. Unsec. Nts., 12/19/22	INR	1,000,000,000	14,483,529
7.17% Sr. Unsec. Nts., 1/8/28	INR	3,715,000,000	54,077,228
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	19,282,903
7.72% Sr. Unsec. Nts., 5/25/25	INR	730,000,000	10,888,955
8.15% Sr. Unsec. Nts., 11/24/26	INR	500,000,000	7,640,435
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,715,000,000	56,728,192
8.24% Sr. Unsec. Nts., 2/15/27	INR	4,935,000,000	75,603,327
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	61,117,355

State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	7,215,988

State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	7,436,235

State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	7,663,734

			322,137,881

Indonesia—5.9%
Perusahaan Penerbit SBSN Indonesia III, 4.55% Sr. Unsec. Nts., 3/29/26[1]		5,680,000	6,205,400

Republic of Indonesia:
4.125% Sr. Unsec. Nts., 1/15/25[1]		3,050,000	3,253,898
8.125% Sr. Unsec. Nts., 5/15/24	IDR	540,000,000,000	41,114,555
8.25% Sr. Unsec. Nts., 5/15/29	IDR	398,080,000,000	30,904,870
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	22,500,265
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	480,750,000,000	34,796,752

21      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia: (Continued)
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	120,000,000,000	$8,178,169
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	29,013,763
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	44,615,074

			220,582,746

Italy—2.0%
Republic of Italy, 2.80% Bonds, 3/1/67[1]	EUR	59,150,000	76,383,820

Ivory Coast—0.5%
Republic of Cote d’Ivoire:
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	12,765,000	14,143,269
6.875% Sr. Unsec. Nts., 10/17/40[1]	EUR	3,500,000	3,989,252

			18,132,521

Kenya—0.3%
Republic of Kenya:
8.00% Sr. Unsec. Nts., 5/22/32[1]		4,140,000	4,420,945
8.25% Sr. Unsec. Nts., 2/28/48[1]		5,500,000	5,783,508

			10,204,453

Malaysia—1.4%
Federation of Malaysia:
3.844% Sr. Unsec. Nts., 4/15/33	MYR	50,000,000	12,115,670
4.127% Sr. Unsec. Nts., 4/15/32	MYR	25,000,000	6,239,802
4.498% Sr. Unsec. Nts., 4/15/30	MYR	32,000,000	8,256,046
4.642% Sr. Unsec. Nts., 11/7/33	MYR	100,000,000	26,262,686

			52,874,204

Mexico—7.2%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	660,000,000	32,687,609
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	20,768,227
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	2,050,000,000	112,126,842
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	1,110,000,000	64,705,617
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	41,638,692

			271,926,987

New Zealand—0.4%
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	NZD	23,990,000	15,446,233

Nigeria—0.1%
Federal Republic of Nigeria, 7.696% Sr. Unsec. Nts., 2/23/38[1]		4,385,000	4,399,909

Oman—0.3%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		11,115,000	10,460,882

22      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Peru—1.4%
Republic of Peru:
5.40% Sr. Unsec. Nts., 8/12/34[1]	PEN	2,730,000	$877,783
5.94% Sr. Unsec. Nts., 2/12/29[1]	PEN	21,000,000	7,122,704
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	100,140,000	34,917,878
6.90% Sr. Unsec. Nts., 8/12/37[1]	PEN	31,300,000	11,579,853

			54,498,218

Russia—3.1%
Russian Federation:
7.25% Bonds, 5/10/34	RUB	2,400,000,000	39,747,982
7.70%, 3/23/33	RUB	500,000,000	8,588,912
Series 6211, 7.00% Bonds, 1/25/23	RUB	4,200,000,000	67,345,409

			115,682,303

Senegal—0.7%
Republic of Senegal, 6.75% Sr. Unsec. Nts., 3/13/48[1]		26,035,000	25,622,033

South Africa—4.5%
Republic of South Africa:
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	959,000,000	58,417,191
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	421,800,000	24,627,418
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	730,125,000	42,095,556
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	459,700,000	33,403,964
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	255,000,000	11,704,129

			170,248,258

Sri Lanka—1.0%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		9,690,000	9,723,546
5.875% Sr. Unsec. Nts., 7/25/22[1]		8,995,000	9,111,665
6.25% Sr. Unsec. Nts., 10/4/20[1]		6,130,000	6,237,275
7.85% Sr. Unsec. Nts., 3/14/29[1]		11,925,000	12,370,661

			37,443,147

Supranational—0.1%
European Bank for Reconstruction & Development, 6.85% Sr. Unsec. Nts., 6/21/21	IDR	60,400,000,000	4,342,994

Tajikistan—0.2%
Republic of Tajikistan, 7.125% Sr. Unsec. Nts., 9/14/27[1]		9,540,000	8,128,881

Thailand—2.3%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	620,000,000	20,788,291
2.125% Sr. Unsec. Nts., 12/17/26	THB	650,000,000	22,420,210
3.30% Sr. Unsec. Nts., 6/17/38	THB	1,030,000,000	43,056,938

			86,265,439

23      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Turkey—1.4%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	71,500,000	$11,430,495
10.70% Bonds, 2/17/21	TRY	155,600,000	26,875,683
12.40% Bonds, 3/8/28	TRY	77,000,000	13,454,546

			51,760,724

Ukraine—0.9%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/26[1]		20,340,000	21,905,956
8.994% Sr. Unsec. Nts., 2/1/24[1]		9,670,000	10,787,949

			32,693,905

United Arab Emirates—0.1%
United Arab Emirates, 3.125% Sr. Unsec. Nts., 9/30/49[1]		5,070,000	4,891,992

United Kingdom—2.5%
United Kingdom Gilt, 1.75% Bonds, 1/22/49[1]	GBP	62,500,000	93,449,136

Total Foreign Government Obligations (Cost $2,355,548,100)			2,296,453,418
Corporate Bonds and Notes—15.2%
Consumer Discretionary—0.3%

Diversified Consumer Services—0.1%

GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[1]		3,395,000	3,530,800

Hotels, Restaurants & Leisure—0.2%

Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]		2,500,000	2,564,476

MGM China Holdings Ltd., 5.875% Sr. Unsec. Nts., 5/15/26[1]		2,500,000	2,650,000

			5,214,476

Consumer Staples—0.1%

Beverages—0.1%

Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]		3,010,000	3,017,254

Energy—2.7%

Energy Equipment & Services—0.1%

ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]		2,750,000	2,835,938

Oil, Gas & Consumable Fuels—2.6%

Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[1]		5,835,000	6,072,776

Eterna Capital Pte Ltd., 7.5% PIK Rate, 0.00% Cash Rate, Sr. Sec. Nts., 12/11/22[1,7]		4,310,799	3,530,589

Eterna Capital Pte Ltd., 8% PIK Rate, 0.00% Cash Rate, Sr. Sec. Nts., 12/11/22[7]		11,379,328	6,770,469

KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]		12,065,000	12,686,830

Pertamina Persero PT, 4.70% Sr. Unsec. Nts., 7/30/49[1]		5,000,000	5,234,311

Petrobras Global Finance BV:
6.85% Sr. Unsec. Nts., 6/5/15		9,255,000	10,666,388

24      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petrobras Global Finance BV: (Continued)
6.90% Sr. Unsec. Nts., 3/19/49		$5,575,000	$6,490,973

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	9,470,000	10,681,663
7.69% Sr. Unsec. Nts., 1/23/50[1]		8,688,000	9,495,115

Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		7,005,000	6,743,541

Reliance Industries Ltd., 6.78% Unsec. Nts., 9/16/20	INR	500,000,000	7,103,367

Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		9,720,000	11,351,560

YPF SA, 63.354% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	1,780,800

			98,608,382

Financials—8.9%

Capital Markets—2.3%

Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,8]		20,000,000	22,224,400

Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[6]		25,000,000	22,051,276

Standard Life Aberdeen plc, 4.25%, 6/30/28		7,500,000	7,759,688

UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,8]		15,520,000	16,157,670
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,8]		10,500,000	11,735,892
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,268,885

			85,197,811

Commercial Banks—4.5%

Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	5,000,000	4,352,849

Banco Bilbao Vizcaya Argentaria SA:
6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,845,000	3,435,927
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	10,000,000	12,298,078

Banco Comercial Portugues SA:
4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[1,2]	EUR	2,500,000	2,906,912
9.25% [EUSA5+941.4] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	5,700,000	6,910,186

Banco Hipotecario SA, 63.507% [BADLARPP+615] Sr. Unsec. Nts., 2/15/21[2,10]	ARS	79,018,000	1,419,264

Banco Mercantil del Norte SA (Grand Cayman), 7.50% [H15T10Y+547] Jr. Sub. Perpetual Bonds[1,2,8]		3,840,000	4,008,960

Bangkok Bank PCL (Hong Kong), 3.733% [H15T5Y+190] Sub. Nts., 9/25/34[1,2]		5,000,000	5,087,785

Bank of Ireland, 10.00% Sub. Nts., 12/19/22[1]	EUR	9,500,000	13,565,936

Barclays plc:
2.00% [EUSA5+190] Sub. Nts., 2/7/28[1,2]	EUR	5,000,000	5,627,915
6.375% [GUKG5+601.6] Jr. Sub. Perpetual Bonds[1,2,8,9]	GBP	4,000,000	5,415,231

BBVA Bancomer SA, 5.875% [H15T5Y+430.8] Sub. Nts., 9/13/34[1,2]		7,350,000	7,485,975

BNP Paribas SA:
2.139% [US0006M+7.5] Jr. Sub. Perpetual Bonds[2,8]		5,500,000	3,650,625
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,8]		7,235,000	7,599,282

25      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)

CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	10,515,000	$12,961,569

Credit Agricole SA:
6.875% [USSW5+431.9] Jr. Sub. Perpetual Bonds[1,2,8]		2,500,000	2,720,537
7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,649,790

Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[1]		5,010,000	5,585,955

Global Bank Corp., 5.25% [US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]		5,090,000	5,455,208

HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	4,520,000	5,444,358
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	5,750,000	7,304,257

Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[1,6]		10,000,000	8,595,647

Novo Banco SA, 8.50% [EUSA5+823.3] Sub. Nts., 7/6/28[1,2]	EUR	2,500,000	2,980,137

Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,8]		11,100,000	11,710,500

Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[2,8]	GBP	4,000,000	5,285,157

Standard Chartered plc:
7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,8]		5,260,000	5,588,750
7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[1,2,8]		7,500,000	8,170,988

			171,217,778

Diversified Financial Services—1.1%

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[3,10]		612,810	—

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[3,5,10]	MXN	27,602,566	—

Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	7,000,000	9,146,307

Docuformas SAPI de CV, 10.25% Sr. Unsec. Nts., 7/24/24[1]		1,800,000	1,829,700

Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[1,5]	COP	5,916,031,565	1,866,290

Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/23[1]		5,000,000	5,086,351

JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[1]	MXN	34,101,099	196,172

National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	300,000,000	4,343,430

Power Finance Corp. Ltd.:
7.42% Sr. Unsec. Nts., 6/26/20	INR	350,000,000	4,962,503
7.99% Sr. Unsec. Nts., 12/20/22	INR	400,000,000	5,789,170
8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	4,735,060

Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[1]	BRL	17,500,000	5,072,622

			43,027,605

Insurance—0.4%

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% [EUR003M+577] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	8,400,000	10,991,475

VIVAT NV, 6.25% [USSW5+417.4] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,015,425

			16,006,900

26      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Real Estate Management & Development—0.4%

Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[1]		$3,270,000	$3,340,362

Consus Real Estate AG, 9.625% Sr. Sec. Nts., 5/15/24[1]	EUR	3,424,000	3,608,563

Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[1]		3,280,000	3,327,396

Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[1]		3,280,000	3,295,925

			13,572,246

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.:
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	4,676,270
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,807,544

			6,483,814

Industrials—0.6%

Airlines—0.1%

Gol Finance SA, 7.00% Sr. Unsec. Nts., 1/31/25[1]		3,245,000	3,334,238

Construction & Engineering—0.2%

Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[1,5]	COP	8,000,000,000	2,322,954

GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		6,495,000	6,101,183

			8,424,137

Industrial Conglomerates—0.1%

Turkiye Sise ve Cam Fabrikalari AS, 6.95% Sr. Unsec. Nts., 3/14/26[1]		4,090,000	4,268,938

Machinery—0.1%

IHS Netherlands Holdco BV, 8.00% Sr. Unsec. Nts., 9/18/27[1]		2,900,000	3,037,750

Road & Rail—0.1%

Indian Railway Finance Corp. Ltd., 8.83% Sr. Sec. Nts., 3/25/23	INR	250,000,000	3,691,302

Information Technology—0.1%

Communications Equipment—0.1%

Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	4,876,716

Materials—1.1%

Chemicals—0.2%

Braskem Netherlands Finance BV, 5.875% Sr. Unsec. Nts., 1/31/50[1,11]		4,000,000	3,982,000

Unigel Luxembourg SA, 8.75% Sr. Unsec. Nts., 10/1/26[1]		2,900,000	2,918,125

			6,900,125

27      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Construction Materials—0.1%

InterCement Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]	$4,435,000	$3,281,945

Metals & Mining—0.8%

Corp. Nacional del Cobre de Chile, 3.00% Sr. Unsec. Nts., 9/30/29[1]	4,050,000	4,044,678

CSN Resources SA:
7.625% Sr. Unsec. Nts., 2/13/23[1]	6,000,000	6,218,250
7.625% Sr. Unsec. Nts., 4/17/26[1]	5,000,000	5,087,500

Industrias Penoles SAB de CV, 5.65% Sr. Unsec. Nts., 9/12/49[1]	1,800,000	1,856,250

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19[1]	6,330,000	6,331,266

Metinvest BV, 7.75% Sr. Unsec. Nts., 10/17/29[1]	3,840,000	3,808,320

Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	3,550,000	4,785,152

		32,131,416

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.4%

Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	5,000,000	5,237,750

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	3,170,000	3,313,537

Oi SA, 10% Cash Rate or 4% PIK Rate and 8% Cash Rate, 10.00% Sr. Unsec. Nts., 7/27/25[7]	4,973,000	4,519,214

		13,070,501

Wireless Telecommunication Services—0.3%

Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]	11,390,000	11,473,924

Utilities—0.7%

Electric Utilities—0.3%

Empresa de Transmision Electrica SA, 5.125% Sr. Unsec. Nts., 5/2/49[1]	4,440,000	5,100,450

Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]	5,000,000	5,148,920

		10,249,370

Independent Power and Renewable Electricity Producers—0.4%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	3,325,000	3,557,783

AES Gener SA, 6.35% [H15T5Y+491.7] Jr. Sub. Nts., 10/7/79[1,2]	2,500,000	2,514,500

Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[1]	2,000,000	2,013,500

Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	5,865,000	6,099,659

SMC Global Power Holdings Corp., 5.95% Jr. Sub. Perpetual Bonds[6,8,9,11]	2,125,000	2,150,234

		16,335,676

Total Corporate Bonds and Notes (Cost $583,462,427)		569,789,042

28      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Shares	Value
Common Stock—0.0%
JSC Astana Finance, GDR[1,10,12] (Cost $0, Acquisition date 6/5/15)		868,851	$—

		Principal Amount
Structured Securities—0.4%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,4]		1,817,055	1,750,326
3.054% Sr. Sec. Nts., 4/30/25[1,4]		2,315,208	2,230,185
3.098% Sr. Sec. Nts., 4/30/25[1,4]		1,998,812	1,925,407
3.131% Sr. Sec. Nts., 4/30/25[1,4]		1,786,686	1,721,071
3.179% Sr. Sec. Nts., 4/30/25[1,4]		2,224,569	2,142,874
3.231% Sr. Sec. Nts., 4/30/25[1,4]		2,539,007	2,445,765
3.265% Sr. Sec. Nts., 4/30/25[1,4]		2,028,369	1,953,880
3.346% Sr. Sec. Nts., 4/30/25[1,4]		1,906,581	1,836,564
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	109,740,006	262,666

Total Structured Securities (Cost $18,132,963)			16,268,738

Short-Term Notes—8.4%
Arab Republic of Egypt Treasury Bills, 15.39%, 3/17/20[4]	EGP	168,200,000	9,926,686
Argentine Republic Treasury Bills, 5.106%, 5/29/20[4]	ARS	455,700,000	4,428,928
United States Treasury Bills:
1.655%, 12/10/19[4,13]		200,000,000	199,677,852
1.948%, 11/14/19[4,13]		100,000,000	99,946,276

Total Short-Term Notes (Cost $320,696,384)			313,979,742

		Exercise Price	Expiration Date	Notional Amount (000’s)		Contracts (000’s)
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Put	USD	2,675.000	3/20/20	USD 94,695		USD 0	[14]	1,150,500
S&P 500 Index Put	USD	2,625.000	2/21/20	USD 49,350		USD 0	[14]	351,560

Total Exchange-Traded Options Purchased (Cost $4,243,671)								1,502,060

	Counterparty	Exercise Price		Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.9%
BRL Currency Put	GSCO-OT	BRL	3.430	3/30/20	BRL 5,000	BRL 5,000		208,794
BRL Currency Call	CITNA-B	BRL	3.861	11/18/19	BRL 193,025	BRL 193,025		42,772
BRL Currency Call	SCB	BRL	3.508	11/1/19	BRL 350,800	BRL 350,800		—

29      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
BRL Currency Put	GSCO-OT	BRL	3.350	12/6/19	BRL 3,000	BRL 3,000	$2
BRL Currency Put	GSCO-OT	BRL	3.400	12/10/19	BRL 3,000	BRL 3,000	65
BRL Currency Call	MSCO	BRL	3.750	8/27/20	BRL 20,000	BRL 20,000	4,159,792
BRL Currency Put	GSCO-OT	BRL	3.432	3/27/20	BRL 5,000	BRL 5,000	204,273
BRL Currency Put	GSCO-OT	BRL	3.430	3/30/20	BRL 5,000	BRL 5,000	208,794
EUR Currency Put	JPM	NOK	8.900	8/26/21	EUR 12,500	EUR 12,500	842,015
EUR Currency Call	GSCOI	USD	1.395	12/31/19	EUR 100,000	EUR 100,000	38,615
EUR Currency Put	GSCOI	PLN	4.296	4/21/20	EUR 150,000	EUR 150,000	1,586,927
EUR Currency Put	SCB	IDR	14400.000	10/22/20	EUR 100,000	EUR 100,000	1,811,068
EUR Currency Put	JPM	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	—
EUR Currency Put	GSCO-OT	INR	74.875	8/5/20	EUR 5,000	EUR 5,000	941,740
EUR Currency Put	JPM	IDR	14420.000	10/26/20	EUR 50,000	EUR 50,000	939,959
EUR Currency Put	JPM	BRL	3.970	1/24/20	EUR 50,000	EUR 50,000	837,830
EUR Currency Put	BOA	INR	72.500	10/27/20	EUR 100,000	EUR 100,000	1,423,479
EUR Currency Put	CITNA-B	MXN	19.605	10/29/20	EUR 100,000	EUR 100,000	2,691,890
EUR Currency Put	JPM	IDR	14385.000	10/29/20	EUR 165,000	EUR 165,000	2,906,396
EUR Currency Put	GSCOI	IDR	14435.000	10/22/20	EUR 75,000	EUR 75,000	1,438,858

30      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put	JPM	ZAR	15.720	1/23/20	EUR 50,000	EUR 50,000	$126,302
EUR Currency Put	GSCOI	MXN	19.626	10/30/20	EUR 100,000	EUR 100,000	3,010,000
EUR Currency Call	BOA	USD	1.153	12/17/19	EUR 250,000	EUR 250,000	160,395
EUR Currency Put	BOA	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	—
EUR Currency Put	JPM	SEK	9.250	4/29/20	EUR 10,000	EUR 10,000	872
EUR Currency Put	GSCO-OT	NOK	8.710	12/17/20	EUR 12,500	EUR 12,500	133,727
EUR Currency Put	GSCO-OT	NOK	8.402	12/17/20	EUR 12,500	EUR 12,500	26,295
EUR Currency Put	SCB	INR	72.700	10/29/20	EUR 150,000	EUR 150,000	2,290,835
INR Currency Put	GSCO-OT	INR	65.600	5/6/20	INR 2,500	INR 2,500	48,711
INR Currency Put	JPM	INR	66.092	4/29/20	INR 5,000	INR 5,000	124,261
KRW Currency Call	GSCO-OT	KRW	1159.700	1/17/20	KRW 57,985,000	KRW 57,985,000	401,836
MXN Currency Call	JPM	MXN	19.655	11/26/19	MXN 471,720	MXN 471,720	520,458
MXN Currency Call	JPM	MXN	19.375	6/2/20	MXN 968,750	MXN 968,750	987,059
MXN Currency Call	CITNA-B	MXN	19.350	6/2/20	MXN 967,500	MXN 967,500	960,002
MXN Currency Put	JPM	MXN	19.655	11/26/19	MXN 471,720	MXN 471,720	85,726
PHP Currency Call	GSCO-OT	PHP	51.000	11/11/19	PHP 3,825,000	PHP 3,825,000	441,022
RUB Currency Call	GSCO-OT	RUB	62.000	4/8/20	RUB 7,750,000	RUB 7,750,000	628,990

31      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
RUB Currency Put	GSCO-OT	RUB	57.300	3/30/20	RUB 10,000	RUB 10,000	$273,005
RUB Currency Put	JPM	RUB	59.000	8/5/20	RUB 5,500	RUB 5,500	1,174,750
RUB Currency Put	GSCO-OT	RUB	58.500	8/4/20	RUB 5,500	RUB 5,500	966,052
RUB Currency Call	GSCO-OT	RUB	60.000	12/18/19	RUB 5,700,000	RUB 5,700,000	2,736
ZAR Currency Call	GSCO-OT	ZAR	13.613	1/27/20	ZAR 680,625	ZAR 680,625	49,971
ZAR Currency Call	GSCO-OT	ZAR	14.500	7/23/20	ZAR 1,413,750	ZAR 1,413,750	1,831,980

Total Over-the-Counter Options Purchased (Cost $61,979,250)							34,528,254

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/24 Call (Cost $646,922)	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	3.00%	12/18/19	EUR 50,000	175,176
	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.4%
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Receive	Three-Month USD BBA LIBOR	1.600%	1/9/20	USD 384,100	1,256,011
Interest Rate Swap maturing 11/14/19 Put	JPM	Pay	Three-Month USD BBA LIBOR	1.865	11/14/19	USD 40,000	170,296
Interest Rate Swap maturing 3/27/20 Put	MSCO	Pay	Six-Month EUR EURIBOR	0.434	3/27/20	EUR 187,500	450,398
Interest Rate Swap Maturing 3/29/21 Put	JPM	Pay	Six-Month EUR EURIBOR	1.122	3/29/21	EUR 1,500,000	190,281

32      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 3/30/20 Put	BOA	Pay	Three-Month CAD BA CDOR	2.588%	3/30/20	CAD 1,333,000	$210,511
Interest Rate Swap Maturing 4/12/21 Put	JPM	Pay	Six-Month EUR EURIBOR	0.615	4/12/21	EUR 500,000	9,564
Interest Rate Swap Maturing 4/6/21 Put	JPM	Pay	Six-Month EUR EURIBOR	0.608	4/6/21	EUR 500,000	9,246
Interest Rate Swap maturing 8/16/24 Put	JPM	Pay	Six-Month EUR EURIBOR	2.098	8/16/24	EUR 100,000	1,623,390
Interest Rate Swap maturing 8/17/20 Put	MSCO	Pay	Three-Month USD BBA LIBOR	1.695	8/17/20	USD 116,000	2,045,790
Interest Rate Swap maturing 8/17/20 Put	JPM	Pay	Three-Month USD BBA LIBOR	2.500	8/17/20	USD 500,000	3,581,330
Interest Rate Swap maturing 8/17/20 Put	GSCOI	Pay	Three-Month USD BBA LIBOR	2.500	8/17/20	USD 250,000	1,790,665
Interest Rate Swap maturing 8/26/20 Put	MSCO	Pay	Three-Month USD BBA LIBOR	2.500	8/26/20	USD 750,000	1,622,602

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $22,302,444)							12,960,084

	Shares
Investment Companies—6.2%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[15]	232,541,098	232,541,098
OFI Carlyle Private Credit Fund, Cl. I16	164,371	1,530,295

Total Investment Companies (Cost $234,150,380)		234,071,393
Total Investments, at Value (Cost $3,783,981,790)	97.5%	3,664,685,344
Net Other Assets (Liabilities)	2.5	93,254,609

Net Assets	100.0%	$3,757,939,953

33      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $1,399,192,961, which represented 37.23% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. Interest or dividend is paid-in-kind, when applicable.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

10. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Consolidated Notes.

12. Non-income producing security.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $95,236,386. See Note 4 of the accompanying Consolidated Notes.

14. Number of contracts are less than 500.

15. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2019	Gross Additions	Gross Reductions	Shares October 31, 2019
Investment Company
OFI Carlyle Private Credit Fund, Cl. I	328,742	—	164,371	164,371

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
OFI Carlyle Private Credit Fund, Cl. I	$1,530,295	$—	$ (70,680)	$ (10,771)

34      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$575,901,962	15.7%
India	399,958,494	10.9
Mexico	317,963,707	8.7
United Kingdom	257,957,685	7.0
Indonesia	242,274,438	6.6
South Africa	177,405,431	4.8
Greece	166,211,831	4.5
Brazil	149,755,374	4.1
Russia	118,990,502	3.3
Egypt	106,876,595	2.9
Italy	92,631,585	2.5
Spain	92,365,478	2.5
Thailand	91,353,225	2.5
France	71,575,857	2.0
Peru	65,383,029	1.8
Switzerland	60,972,802	1.7
Argentina	59,887,348	1.6
Turkey	59,046,916	1.6
Malaysia	52,874,204	1.4
Colombia	51,894,703	1.4
Sri Lanka	37,443,147	1.0
Ukraine	36,502,225	1.0
Ireland	29,572,009	0.8
Ecuador	29,029,609	0.8
Cyprus	27,571,190	0.8
Senegal	25,622,033	0.7
Portugal	21,943,542	0.6
Austria	20,097,127	0.6
Ivory Coast	18,132,521	0.5
Dominican Republic	16,188,959	0.4
New Zealand	15,446,233	0.4
Angola	14,634,680	0.4
Kazakhstan	12,686,830	0.3
Azerbaijan	11,351,560	0.3
United Arab Emirates	11,258,730	0.3
Panama	10,555,657	0.3
Oman	10,460,882	0.3
El Salvador	10,440,117	0.3
Kenya	10,204,453	0.3
China	9,963,683	0.3
Fiji	9,288,162	0.3
Tajikistan	8,128,881	0.2
Nigeria	7,437,659	0.2
Singapore	6,782,156	0.2
Chile	6,559,178	0.2
Gabon	6,356,464	0.2
Netherlands	5,015,425	0.1
Supranational	4,342,994	0.1

35      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent
Germany	$3,608,563	0.1%
Mauritius	3,313,538	0.1
Macau	2,650,000	0.1
Philippines	2,591,257	0.1
Hong Kong	2,564,476	0.1
Eurozone	2,458,055	0.1
Poland	1,586,927	0.0
Norway	1,002,037	0.0
South Korea	401,836	0.0
Canada	210,511	0.0
Sweden	872	0.0
Japan	—	—

Total	$3,664,685,344	100.0%

Forward Currency Exchange Contracts as of October 31, 2019
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2020	CLP	2,018,340	USD	2,946	$—	$(211,324)
BAC	11/2019	EUR	153,140	USD	171,112	—	(111,176)
BAC	11/2019	NOK	728,800	USD	81,964	—	(2,706,075)
BAC	11/2019	USD	2,950	EUR	2,635	8,012	—
BAC	11/2019	USD	20,192	GBP	16,450	—	(1,128,343)
BAC	12/2019	USD	19,165	MYR	80,805	—	(225,810)
BAC	11/2019	USD	157,344	NOK	1,413,525	3,620,180	—
BAC	11/2019	USD	64,460	NZD	101,500	—	(637,994)
BAC	12/2019	USD	18,131	SGD	25,130	—	(349,597)
BAC	12/2019	ZAR	489,479	USD	32,537	106,410	(446,428)
BNP	11/2019	EUR	9,450	USD	10,439	113,164	—
BOA	11/2019 - 01/2020	CAD	201,310	USD	152,536	344,685	—
BOA	11/2019 - 01/2020	EUR	225,880	USD	249,577	3,333,604	(367,499)
BOA	01/2020	IDR	278,850,000	USD	19,502	121,930	—
BOA	11/2019 - 01/2020	JPY	30,000,000	USD	282,977	—	(4,204,244)
BOA	12/2019	KRW	12,237,650	USD	10,049	417,376	—
BOA	11/2019 - 01/2020	NOK	1,320,000	USD	146,725	—	(3,145,067)
BOA	11/2019 - 01/2020	NZD	22,150	USD	14,109	180,343	(69,367)
BOA	12/2019 - 03/2020	TRY	60,480	USD	10,204	127,965	—
BOA	11/2019	USD	76,171	CAD	100,655	—	(253,545)
BOA	11/2019 - 01/2020	USD	311,317	EUR	280,530	724,565	(3,275,005)
BOA	11/2019	USD	139,699	JPY	15,000,000	653,595	—
BOA	11/2019	USD	72,418	NOK	660,000	641,401	—
BOA	11/2019	USD	2,891	NZD	4,625	—	(74,873)
BOA	12/2019	USD	5,180	TRY	30,240	—	(46,627)
BOA	03/2020	USD	42,695	ZAR	660,880	—	(293,168)
BOA	03/2020	ZAR	1,321,760	USD	88,720	283,012	(3,071,701)
CITNA-B	11/2019	BRL	608,283	USD	149,135	2,682,888	(145,178)
CITNA-B	12/2019 - 05/2020	CLP	36,873,359	USD	52,200	—	(2,388,331)
CITNA-B	12/2019	COP	70,005,250	USD	20,273	404,840	—
CITNA-B	11/2019 - 01/2020	EUR	632,195	USD	701,115	6,089,636	(180,030)
CITNA-B	11/2019 - 01/2020	GBP	8,520	USD	10,583	472,760	—
CITNA-B	11/2019 - 01/2020	JPY	48,169,242	USD	453,058	—	(5,460,847)

36      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	12/2019	MXN	7,663,522	USD	384,908	$10,731,208	$—
CITNA-B	11/2019 - 01/2020	NOK	1,460,000	USD	162,833	—	(4,035,777)
CITNA-B	12/2019 - 03/2020	PLN	235,140	USD	59,886	1,685,501	—
CITNA-B	12/2019	RUB	3,259,800	USD	49,451	1,057,598	—
CITNA-B	11/2019	SEK	604,450	USD	61,647	1,015,232	—
CITNA-B	11/2019	USD	147,765	BRL	608,283	97,250	(4,005,096)
CITNA-B	11/2019 - 12/2019	USD	76,217	CLP	54,358,700	2,864,475	—
CITNA-B	12/2019	USD	57,483	COP	198,501,700	—	(1,147,933)
CITNA-B	11/2019 - 01/2020	USD	717,654	EUR	647,445	121,757	(6,604,962)
CITNA-B	11/2019 - 01/2020	USD	10,686	GBP	8,435	—	(258,741)
CITNA-B	11/2019	USD	226,372	JPY	24,084,621	3,126,793	—
CITNA-B	12/2019 - 03/2020	USD	765,843	MXN	15,327,042	—	(20,174,960)
CITNA-B	11/2019	USD	109,375	NOK	990,000	1,710,218	—
CITNA-B	12/2019	USD	54,654	PEN	185,600	—	(759,810)
CITNA-B	12/2019	USD	29,878	PLN	117,570	—	(904,546)
CITNA-B	12/2019	USD	116,940	RUB	7,725,400	19,435	(2,771,329)
CITNA-B	11/2019 - 01/2020	USD	124,963	SEK	1,208,900	378,678	(994,856)
CITNA-B	12/2019	USD	82,917	THB	2,552,600	—	(1,660,132)
CITNA-B	12/2019 - 03/2020	USD	47,224	ZAR	717,240	419,428	(86,889)
CITNA-B	12/2019	ZAR	358,620	USD	23,501	88,754	—
DEU	11/2019	SEK	1,000,000	USD	104,962	—	(1,293,805)
GSCO-OT	11/2019	AUD	75,010	USD	50,347	1,387,748	—
GSCO-OT	03/2021	BRL	138,847	USD	33,473	91,031	—
GSCO-OT	11/2019	CAD	100,645	USD	75,634	782,666	—
GSCO-OT	11/2019	CLP	45,054,400	USD	63,257	—	(2,464,518)
GSCO-OT	11/2019 - 12/2020	EUR	205,300	USD	237,341	987,686	(6,056,561)
GSCO-OT	05/2020	INR	1,723,538	USD	23,750	—	(48,484)
GSCO-OT	02/2021	RUB	2,279,500	USD	33,488	145,393	—
GSCO-OT	02/2020	TRY	57,153	USD	9,600	94,769	—
GSCO-OT	11/2019 - 01/2020	USD	101,333	AUD	150,020	—	(2,222,250)
GSCO-OT	03/2021	USD	111,931	BRL	459,119	152,824	(1,020,777)
GSCO-OT	11/2019 - 01/2020	USD	151,870	CAD	201,290	—	(996,292)
GSCO-OT	11/2019 - 05/2020	USD	65,638	CLP	45,467,415	4,199,760	—
GSCO-OT	01/2020	USD	26,500	COP	91,892,778	—	(607,334)
GSCO-OT	11/2019 - 05/2020	USD	97,416	EUR	88,215	209,780	(1,518,005)
GSCO-OT	10/2020	USD	36,500	IDR	535,637,500	69,638	—
GSCO-OT	05/2020 - 08/2020	USD	72,522	INR	5,336,153	71,565	(423,153)
GSCO-OT	12/2020	USD	90,750	NOK	768,075	7,348,947	—
GSCO-OT	12/2019	USD	33,363	RUB	2,182,500	29,712	(482,042)
GSCO-OT	02/2020 - 03/2020	USD	18,711	TRY	114,303	—	(631,246)
GSCO-OT	01/2020 - 03/2020	USD	128,400	ZAR	1,966,470	488,400	(215,713)
GSCO-OT	01/2020 - 03/2020	ZAR	1,373,180	USD	89,352	241,732	(17,641)
HSBC	11/2019	EUR	3,180	USD	3,538	12,923	—
HSBC	11/2019	JPY	12,592,000	USD	119,652	—	(2,928,441)
HSBC	11/2019	NOK	600,000	USD	67,494	—	(2,242,916)
HSBC	11/2019	USD	153,890	EUR	136,645	1,329,592	(12,713)
JPM	11/2019 - 01/2020	AUD	150,000	USD	101,744	1,798,339	—
JPM	11/2019 - 04/2020	BRL	1,106,348	USD	274,340	1,072,904	(97,250)

37      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	01/2020	CAD	982	USD	743	$2,793	$—
JPM	11/2019 - 05/2020	CLP	42,337,375	USD	58,755	—	(1,603,732)
JPM	11/2019 - 08/2021	EUR	693,050	USD	777,063	5,846,481	(4,542,488)
JPM	11/2019 - 01/2020	GBP	471,255	USD	577,371	33,872,267	—
JPM	12/2019 - 03/2020	HUF	53,552,500	USD	178,685	3,757,599	—
JPM	12/2019 - 10/2020	IDR	3,528,073,061	USD	242,590	5,498,849	(201,938)
JPM	12/2019 - 08/2020	INR	8,807,315	USD	120,870	1,006,597	—
JPM	11/2019 - 01/2020	JPY	53,085,000	USD	499,354	—	(6,204,935)
JPM	11/2019 - 03/2020	MXN	5,588,161	USD	278,680	8,253,732	(89,374)
JPM	12/2020	NOK	1,536,150	USD	175,403	—	(8,450,992)
JPM	01/2020	NZD	64,950	USD	41,265	446,449	(3,758)
JPM	12/2019 - 03/2020	PLN	398,230	USD	101,941	2,333,292	—
JPM	12/2019	RUB	3,823,635	USD	59,274	6,486	(42,927)
JPM	11/2019 - 01/2020	SEK	829,850	USD	86,338	546,205	(752,734)
JPM	12/2019	SGD	25,473	USD	18,569	163,579	—
JPM	12/2019	THB	2,552,600	USD	83,623	953,878	—
JPM	12/2019 - 03/2020	TRY	624,310	USD	104,236	2,413,056	—
JPM	11/2019	USD	50,739	AUD	75,000	—	(988,938)
JPM	11/2019 - 12/2019	USD	250,529	BRL	1,007,085	145,178	(547,482)
JPM	12/2019	USD	41,710	CLP	30,252,675	870,403	—
JPM	11/2019 - 12/2020	USD	458,516	EUR	407,488	5,520,794	(5,400,116)
JPM	11/2019 - 01/2020	USD	605,666	GBP	494,600	—	(35,903,790)
JPM	12/2019 - 03/2020	USD	179,225	HUF	53,279,000	810,576	(3,310,964)
JPM	12/2019 - 01/2020	USD	438,081	IDR	6,305,804,000	398,841	(7,827,934)
JPM	12/2019	USD	370,103	INR	26,651,100	—	(2,911,349)
JPM	11/2019 - 01/2020	USD	444,628	JPY	47,703,348	1,907,944	(297,279)
JPM	11/2019 - 03/2020	USD	152,108	MXN	3,028,219	102,108	(4,434,857)
JPM	12/2019 - 08/2021	USD	234,487	NOK	2,076,925	8,968,145	—
JPM	12/2019 - 03/2020	USD	98,812	PLN	386,110	—	(2,288,171)
JPM	12/2019 - 02/2021	USD	71,429	RUB	4,740,800	186,732	(201,384)
JPM	11/2019	USD	60,575	SEK	587,230	263,653	(565,669)
JPM	12/2019 - 03/2020	USD	166,588	THB	5,105,200	—	(2,684,559)
JPM	12/2019 - 03/2020	USD	198,547	TRY	1,172,810	—	(3,002,270)
JPM	12/2019 - 03/2020	USD	436,497	ZAR	6,736,770	224,511	(4,157,067)
JPM	12/2019 - 03/2020	ZAR	3,830,352	USD	252,408	—	(830,302)
MOS	05/2020	CLP	3,307,200	USD	4,813	—	(330,814)
MOS	11/2019	NOK	546,570	USD	61,416	—	(1,975,286)
MOS	11/2019	PLN	401,140	USD	103,807	1,196,519	—
MOS	08/2020	USD	43,200	BRL	184,118	—	(1,947,475)
MOS	11/2019	USD	66,545	SEK	638,170	387,311	—
RBC	11/2019 - 01/2020	EUR	290,210	USD	321,861	2,998,974	(620,017)
RBC	11/2019 - 01/2020	GBP	77,350	USD	95,068	5,300,457	—
RBC	11/2019 - 01/2020	JPY	27,020,000	USD	255,092	—	(4,017,668)
RBC	11/2019 - 01/2020	USD	475,795	EUR	425,890	2,141,576	(2,838,499)
RBC	11/2019	USD	47,677	GBP	38,675	—	(2,449,415)
RBC	11/2019	USD	126,476	JPY	13,510,000	1,249,772	—
SCB	12/2019	USD	72,030	INR	5,137,200	129,010	—

Total Unrealized Appreciation and Depreciation						$162,061,869	$(206,900,584)

38      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Futures Contracts as of October 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro BUXL	Sell	12/6/19	278	EUR 67,022	$65,098,811	$1,923,498
Euro-BTP	Sell	12/6/19	458	EUR 73,720	73,796,344	(76,621)
Euro-BUND	Sell	12/6/19	45	EUR 8,613	8,620,377	(7,610)

						$1,839,267

Exchange-Traded Options Written at October 31, 2019
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)	Premiums Received	Value
	USD
S&P 500 Index Put	2,400.000	3/20/20	USD (0)	[1]	USD 84,960	$1,452,448	$(421,260)
	USD
S&P 500 Index Put	2,350.000	2/21/20	USD (0)	[1]	USD 44,180	444,980	(113,740)

Total Exchange-Traded Options Written						$1,897,428	$(535,000)

1. Number of contracts are less than 500.

Over-the-Counter Options Written at October 31, 2019
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Put	CITNA-B	4.239	11/18/19	(211,925)	BRL 211,925	$557,158	$(36,636)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/6/19	(3,000)	BRL 3,000	531,600	(30,861)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/10/19	(3,000)	BRL 3,000	624,000	(36,731)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/30/20	(5,000)	BRL 5,000	874,000	(559,282)
		BRL		BRL

BRL Currency Put[3]	GSCO-OT	4.230	3/4/21	(211,500)	BRL 211,500	2,369,000	(2,472,608)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/27/20	(5,000)	BRL 5,000	872,000	(551,979)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/30/20	(5,000)	BRL 5,000	874,000	(559,282)
		BRL		BRL

BRL Currency Put[3]	JPM	4.250	3/4/21	(212,500)	BRL 212,500	2,242,500	(2,391,962)
		CLP		CLP

CLP Currency Put[4]	GSCO-OT	700.000	5/11/20	(35,000,000)	CLP 35,000,000	1,280,000	(2,972,200)
		RUB		EUR

EUR Currency Call	BOA	73.090	12/20/19	(50,000)	EUR 50,000	596,585	(440,447)

39      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		ZAR		EUR

EUR Currency Call	BOA	20.000	8/5/20	(5,000)	EUR 5,000	$1,091,097	$(694,293)
		USD		EUR

EUR Currency Put	BOA	1.109	12/17/19	(250,000)	EUR 250,000	1,746,675	(912,210)
		INR		EUR

EUR Currency Put	BOA	69.300	10/27/20	(100,000)	EUR 100,000	457,000	(346,620)
		INR		EUR

EUR Currency Call	BOA	77.550	10/27/20	(100,000)	EUR 100,000	1,091,000	(1,138,216)
		USD		EUR

EUR Currency Call	BOA	1.194	12/17/19	(250,000)	EUR 250,000	915,500	(9,737)
		MXN		EUR

EUR Currency Call	CITNA-B	22.005	10/29/20	(100,000)	EUR 100,000	1,906,852	(1,946,546)
		MXN		EUR

EUR Currency Put	CITNA-B	18.190	10/29/20	(100,000)	EUR 100,000	832,047	(697,709)
		IDR		EUR

EUR Currency Call	GSCOI	15640.000	10/22/20	(75,000)	EUR 75,000	967,500	(918,044)
		MXN		EUR

EUR Currency Put	GSCOI	18.205	10/30/20	(100,000)	EUR 100,000	783,200	(783,200)
		RUB		EUR

EUR Currency Call	GSCOI	72.860	12/16/19	(90,000)	EUR 90,000	1,001,968	(796,025)
		TRY		EUR

EUR Currency Call	GSCOI	7.750	10/12/20	(37,500)	EUR 37,500	1,378,386	(755,957)
		MXN		EUR

EUR Currency Call	GSCOI	22.036	10/30/20	(100,000)	EUR 100,000	1,932,900	(1,932,900)
		TRY		EUR

EUR Currency Put	GSCOI	5.500	10/12/20	(37,500)	EUR 37,500	439,050	(529,458)
		IDR		EUR

EUR Currency Put	GSCOI	13685.000	10/22/20	(75,000)	EUR 75,000	427,500	(354,502)
		PLN		EUR

EUR Currency Put	GSCOI	4.197	4/21/20	(150,000)	EUR 150,000	413,981	(372,367)
		ZAR		EUR

EUR Currency Call	GSCO-OT	20.000	8/4/20	(5,000)	EUR 5,000	785,466	(699,610)
		INR		EUR

EUR Currency Call	GSCO-OT	90.000	8/5/20	(5,000)	EUR 5,000	977,289	(723,630)
		INR		EUR

EUR Currency Call[5]	GSCO-OT	90.000	5/6/20	(2,500)	EUR 2,500	439,129	(168,218)

40      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		NOK		EUR

EUR Currency Call[6]	GSCO-OT	11.000	12/17/20	(10,000)	EUR 10,000	$2,161,338	$(2,802,837)
		NOK		EUR

EUR Currency Call	JPM	11.000	8/26/21	(6,250)	EUR 6,250	1,860,122	(2,511,381)
		BRL		EUR

EUR Currency Call	JPM	4.230	1/24/20	(50,000)	EUR 50,000	526,500	(441,586)
		INR		EUR

EUR Currency Call[7]	JPM	90.000	4/29/20	(5,000)	EUR 5,000	795,265	(315,016)
		MXN		EUR

EUR Currency Call	JPM	21.170	6/2/20	(50,000)	EUR 50,000	720,000	(657,326)
		ZAR		EUR

EUR Currency Call	JPM	17.290	1/23/20	(50,000)	EUR 50,000	919,875	(1,192,526)
		IDR		EUR

EUR Currency Call	JPM	15625.000	10/26/20	(50,000)	EUR 50,000	654,250	(630,587)
		IDR		EUR

EUR Currency Put	JPM	13685.000	10/28/20	(165,000)	EUR 165,000	988,350	(789,867)
		MXN		EUR

EUR Currency Put	JPM	18.265	6/2/20	(50,000)	EUR 50,000	275,000	(223,247)
		IDR		EUR

EUR Currency Call	JPM	15555.000	10/28/20	(165,000)	EUR 165,000	2,180,145	(2,233,163)
		BRL		EUR

EUR Currency Put	JPM	3.790	1/24/20	(50,000)	EUR 50,000	231,500	(205,924)
		IDR		EUR

EUR Currency Put	JPM	13660.000	10/26/20	(50,000)	EUR 50,000	283,000	(228,209)
		ZAR		EUR

EUR Currency Put	JPM	14.760	1/23/20	(50,000)	EUR 50,000	345,650	(12,480)
		BRL		EUR

EUR Currency Call	MSCO	5.250	8/24/21	(37,500)	EUR 37,500	2,107,511	(1,914,024)
		IDR		EUR

EUR Currency Call	SCB	15600.000	10/22/20	(100,000)	EUR 100,000	1,282,100	(1,263,648)
		INR		EUR

EUR Currency Call	SCB	77.650	10/29/20	(150,000)	EUR 150,000	1,696,500	(1,690,263)
		IDR		EUR

EUR Currency Put	SCB	13700.000	10/22/20	(100,000)	EUR 100,000	592,500	(486,912)
		INR		EUR

EUR Currency Put	SCB	69.450	10/29/20	(150,000)	EUR 150,000	653,250	(559,613)

41      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		IDR		IDR

IDR Currency Put	GSCO-OT	15360.000	6/18/20	(1,536,000,000)	IDR 1,536,000,000	$2,160,000	$(706,560)
		KRW		KRW

KRW Currency Put	GSCO-OT	1213.250	1/17/20	(60,662,500)	KRW 60,662,500	355,999	(117,685)
		KRW		KRW

KRW Currency Call	GSCO-OT	1122.350	1/17/20	(56,117,500)	KRW 56,117,500	171,950	(54,995)
		MXN		MXN

MXN Currency Put	CITNA-B	22.940	6/2/20	(1,147,000)	MXN 1,147,000	1,090,181	(243,898)
		MXN		MXN

MXN Currency Put	JPM	20.240	5/27/20	(607,200)	MXN 607,200	1,321,200	(703,763)
		MXN		MXN

MXN Currency Call	JPM	20.240	5/27/20	(607,200)	MXN 607,200	1,321,200	(1,328,985)
		RUB		RUB

RUB Currency Call	CITNA-B	63.040	12/16/19	(2,836,800)	RUB 2,836,800	402,075	(125,670)
		RUB		RUB

RUB Currency Put	GSCO-OT	72.000	4/8/20	(9,000,000)	RUB 9,000,000	3,902,625	(666,540)
		THB		THB

THB Currency Put	SCB	31.500	12/20/19	(3,150,000)	THB 3,150,000	568,100	(34,398)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	16.208	1/27/20	(810,376)	ZAR 810,376	1,465,301	(517,522)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	16.000	7/23/20	(2,080,000)	ZAR 2,080,000	3,784,820	(5,447,687)

Total Over-the-Counter Options Written						$63,223,690	$(51,937,542)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.6 BRL per 1 USD.

2. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

3. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.61 BRL per 1 USD.

4. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 650 CLP per 1 USD.

5. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 75 INR per 1 USD.

6. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 EUR.

7. Upper Barrier Level: 90 INR/EUR. Lower Barrier Level: 75 INR/EUR. If at any time during the Event Period, the Spot Exchange Rate, in accordance with the Barrier Event Rate Source B, is equal to or less than the Lower Barrier Level this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium).Provided a Knock-Out event has not occurred, if at the Expiration Time on the Expiration Date: (i) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is equal to or greater than the Upper Barrier Level, this Transaction will be automatically exercised and the Seller shall pay the Settlement Amount to the Buyer on the Settlement Date. (ii) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is not equal to or greater than the Upper Barrier Level, this Transaction shall expire without any payment obligation on the part of either party (except in respect of the Premium) at the Expiration Time on the Expiration Date. If a Knock-Out event has occurred, notwithstanding the above, this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium).

42      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps at October 31, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International	Sell	1.000%	6/20/22	USD	15,000	$928,605	$146,576	$1,075,181
CDX.EM.31	Buy	1.000	6/20/24	USD	48,700	(2,211,727)	1,908,717	(303,010)
Colombia Government International	Buy	1.000	12/20/24	USD	15,000	44,311	(151,001)	(106,690)
Indonesia Government International	Buy	1.000	12/20/24	USD	15,000	69,698	(190,678)	(120,980)
Intesa Sanpaolo S.p.A.	Buy	1.000	12/20/21	EUR	15,000	(548,711)	(229,427)	(778,138)
Republic Of Italy Government I	Sell	1.000	12/20/21	USD	16,000	585,507	163,975	749,482
Turkey Government International Bond	Buy	1.000	12/20/24	USD	10,000	(1,186,701)	1,053,810	(132,891)

Total Centrally Cleared Credit Default Swaps						$(2,319,018)	$2,701,972	$382,954

Over-the-Counter Credit Default Swaps at October 31, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000%	6/20/25	USD	5,000	$831,849	$(167,151)	$664,698
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	12,500	1,872,869	(417,878)	1,454,991
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	23,250	3,615,506	(949,840)	2,665,666
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	16,650	249,821	33,412	283,233
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	5,000	788,898	(167,151)	621,747
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/29	USD	12,500	2,405,132	(1,062,466)	1,342,666
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/26	USD	18,750	2,339,101	(899,990)	1,439,111
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/26	USD	20,000	2,309,198	(959,989)	1,349,209
Hellenic Republic Government Bond	BAC	Sell	1.000	6/20/24	USD	16,500	1,137,077	(308,068)	829,009
Hellenic Republic Government Bond	BOA	Sell	1.000	6/20/24	USD	5,000	409,667	(93,354)	316,313
Hellenic Republic Government Bond	BOA	Sell	1.000	6/20/26	USD	20,500	2,487,399	(983,989)	1,503,410
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD	10,000	359,971	24,150	384,121
iTraxx Europe Crossover Series 24 Version 1	JPM	Sell	5.000	12/20/20	EUR	5,000	(361,394)	215,472	(145,922)
Lloyds Banking Group plc	JPM	Buy	1.000	6/20/24	EUR	2,500	(109,686)	18,977	(90,709)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	14,802	267,519	111,359	378,878

43      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Royal Bank Of Scotland Group plc	JPM	Buy	1.000%	6/20/24	EUR	2,500	$(125,923)	$28,250	$(97,673)

Total Over-the-Counter Credit Default Swaps							$18,477,004	$(5,578,256)	$12,898,748

Centrally Cleared Interest Rate Swaps at October 31, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 8,250	$—	$(1,027,972)	$(1,027,972)
BNP	Pay	BZDIOVRA	–	1/4/27	BRL 191,000	—	1,807,894	1,807,894
BOA	Receive	Three-Month USD BBA LIBOR	2.307	4/2/24	USD 52,900	—	(1,852,118)	(1,852,118)
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 500,000	(7)	37,685	37,678
BOA	Receive	BBSW6M	1.655	7/16/29	AUD 113,025	—	(2,866,237)	(2,866,237)
BOA	Pay	BZDIOVRA	6.630	1/2/25	BRL 113,600	—	853,631	853,631
CITNA-B	Receive	EUR006M	0.346	10/18/69	EUR 15,000	—	(237,263)	(237,263)
CITNA-B	Receive	COOVIBR	4.990	5/2/20	COP 105,000,000	218,366	(197,323)	21,043
CITNA-B	Receive	Three-Month USD BBA LIBOR	1.535	1/3/30	USD 80,350	—	460,856	460,856
CITNA-B	Pay	CDOR03	1.840	10/11/21	CAD 500,000	—	388,038	388,038
CITNA-B	Pay	CDOR03	1.848	10/11/21	CAD 500,000	—	415,762	415,762
CITNA-B	Pay	CDOR03	1.880	10/17/21	CAD 1,146,000	—	1,010,883	1,010,883
CITNA-B	Pay	CDOR03	1.953	10/25/29	CAD 72,500	—	609,954	609,954
CITNA-B	Receive	Three-Month USD BBA LIBOR	1.475	1/7/30	USD 80,050	—	900,635	900,635
CITNA-B	Pay	COOVIBR	5.220	8/12/29	COP 40,650,000	—	(113,761)	(113,761)
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 2,750,000	—	986,525	986,525
CITNA-B	Receive	CDOR03	1.740	10/1/29	CAD 35,500	675	238,427	239,102
CITNA-B	Pay	CDOR03	1.803	10/1/21	CAD 168,500	(2,339)	(34,629)	(36,968)
CITNA-B	Pay	Three-Month USD BBA LIBOR	1.476	1/3/22	USD 382,150	—	(221,578)	(221,578)
CITNA-B	Pay	Three-Month USD BBA LIBOR	1.395	1/7/22	USD 382,300	—	(806,626)	(806,626)
CITNA-B	Pay	COOVIBR	5.200	8/1/29	COP 44,884,000	—	(139,008)	(139,008)
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 556,000	—	1,934,326	1,934,326
DEU	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN 1,625,000	—	1,881,082	1,881,082
DEU	Pay	MXN TIIE BANXICO	7.340	7/24/29	MXN 263,300	—	731,815	731,815

44      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
DEU	Pay	MXN TIIE BANXICO	8.525%	1/15/24	MXN	480,000	$—	$2,078,096	$2,078,096
GSCOI	Pay	JIBA3M	8.690	8/8/29	ZAR	644,500	—	(53,685)	(53,685)
GSCOI	Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD	10,730	—	(56,081)	(56,081)
GSCOI	Receive	CPURNSA	1.869	7/22/24	USD	108,000	—	(1,497,817)	(1,497,817)
GSCOI	Receive	CPURNSA	1.873	7/25/24	USD	175,000	—	(2,707,532)	(2,707,532)
GSCOI	Receive	CPURNSA	1.883	7/19/24	USD	108,000	—	(1,727,425)	(1,727,425)
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN	99,000	—	(437,197)	(437,197)
GSCOI	Receive	Three-Month USD BBA LIBOR	2.512	4/29/29	USD	16,800	—	(1,372,860)	(1,372,860)
GSCOI	Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN	247,400	—	1,868,122	1,868,122
GSCOI	Pay	Six-Month PLN WIBOR WIBO	2.580	2/6/23	PLN	115,000	—	1,251,434	1,251,434
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN	95,000	3,197	13,172	16,369
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN	200,000	(30,941)	14,118	(16,823)
GSCOI	Pay	MXN TIIE BANXICO	7.200	7/27/22	MXN	1,252,000	—	1,416,790	1,416,790
HSBC	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN	677,750	—	1,295,109	1,295,109
HSBC	Pay	MXN TIIE BANXICO	8.185	4/13/29	MXN	410,000	—	2,460,687	2,460,687
JPM	Receive	MXN TIIE BANXICO	6.975	10/22/20	MXN	1,975,000	—	(45,504)	(45,504)
JPM	Pay	MXN TIIE BANXICO	6.765	10/11/29	MXN	260,000	—	129,192	129,192
JPM	Pay	Three-Month USD BBA LIBOR	1.476	1/2/29	BRL	8,724	—	68,100	68,100
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN	90,200	(23,445)	1,088,492	1,065,047
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL	1,581,700	—	1,529,061	1,529,061
JPM	Pay	MXN TIIE BANXICO	6.710	9/23/21	MXN	1,025,000	—	212,601	212,601
JPM	Pay	WIBR6M	1.638	4/25/22	PLN	51,500	—	(2,064)	(2,064)
JPM	Pay	WIBR6M	1.630	1/25/23	PLN	64,000	—	(55,854)	(55,854)
JPM	Pay	BZDIOVRA	6.528	1/2/24	BRL	129,900	—	947,987	947,987
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN	2,210,000	—	2,085,161	2,085,161
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD	12,000	—	(546,654)	(546,654)
JPM	Pay	Six-Month PLN WIBOR WIBO	2.090	1/11/22	PLN	160,000	—	783,044	783,044
JPM	Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN	720,000	—	198,495	198,495
JPM	Pay	MXN TIIE BANXICO	6.395	10/21/24	MXN	1,100,000	—	166,828	166,828

45      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

MSCO	Receive	CPURNSA	1.856%	7/30/24	USD	220,750	$—	$(2,920,377)	$(2,920,377)

SAN	Pay	BZDIOVRA	6.900	1/2/27	BRL	212,000	—	1,925,026	1,925,026

SIB	Pay	MXN TIIE BANXICO	7.770	3/25/24		MXN 1,150,000	—	3,399,911	3,399,911

Total Centrally Cleared Interest Rate Swaps							$165,506	$16,269,374	$16,434,880

Over-the-Counter Interest Rate Swaps at October 31, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month INR
		FBIL MIBOR OIS				INR
BOA	Receive	Compound	5.740%	5/16/21		5,700,000	$—	$(942,989)	$(942,989)

		INR FBIL MIBOR				INR
BOA	Receive	OIS Compound	5.670	5/27/21		4,536,000	—	(600,068)	(600,068)

CITNA-B	Receive	JIBA3M	8.139	1/31/30		ZAR 367,000	—	(545,941)	(545,941)

		Three-Month
		COP IBR OIS				COP
GSCOI	Pay	Compound	6.470	9/29/26		55,000,000	—	1,439,795	1,439,795

GSCOI	Pay	MOSKP3	8.360	6/24/29		RUB 432,500	—	837,702	837,702

GSCOI	Pay	MOSKP3	6.580	10/25/21		RUB 8,680,000	—	(33,144)	(33,144)

		Three-Month
		COP IBR OIS				COP
JPM	Pay	Compound	7.300	6/1/26		39,425,000	—	1,609,286	1,609,286

		Three-Month
		COP IBR OIS				COP
JPM	Pay	Compound	4.990	5/2/20		105,000,000	—	197,323	197,323

JPM	Receive	JIBA3M	7.955	1/31/30		ZAR 385,000	—	(234,752)	(234,752)

		Six-Month INR
		FBIL MIBOR OIS				INR
SCB	Receive	Compound	6.438	1/10/24		1,700,000	—	(1,353,594)	(1,353,594)

Total Over-the-Counter Interest Rate Swaps							$—	$373,618	$373,618

Over-the-Counter Credit Default Swaptions Written at October 31, 2019
Notional
	Counterparty	Buy/Sell	Reference	Fixed	Expiration		Amount		Premiums
Description		Protection	Asset	Rate	Date		(000’s	)	Received	Value

iTraxx
Europe
Crossover
Credit Default Swap			Series 31
maturing 6/20/24 Put	JPM	Buy	Version 1	5.000%	12/18/19	EUR	50,000		$497,633	$(260,320)

iTraxx
Europe
Credit Default Swap			Crossover
maturing 6/20/24			Series 31
Call	JPM	Sell	Version 1	5.000	12/18/19	EUR	50,000		304,109	(24,660)

46      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaptions Written (Continued)
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000%	12/18/19	EUR	50,000	$93,997	$(781)

Total Over-the-Counter Credit Default Swaptions Written								$895,739	$(285,761)

Over-the-Counter Interest Rate Swaptions Written at October 31, 2019
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 4/24/20 Call	BOA	Pay	Three- Month USD BBA LIBOR	1.325%	4/24/20	USD	100,000	$540,200	$(656,745)
Interest Rate Swap maturing 4/24/20 Put	BOA	Receive	Three- Month USD BBA LIBOR	1.725	4/24/20	USD	100,000	540,200	(359,209)
Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three- Month RUB MOSPRIME NFEA	8.080	6/15/20	RUB	1,676,500	521,411	(217,219)
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three- Month USD BBA LIBOR	1.600	1/9/20	USD	166,700	891,845	(1,600,704)
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.630	11/14/19	USD	212,000	640,000	(74,412)
Interest Rate Swap maturing 4/24/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.340	4/24/20	USD	400,000	2,240,000	(2,732,436)
Interest Rate Swap maturing 4/24/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.661	4/24/20	USD	300,000	744,000	(543,504)
Interest Rate Swap maturing 4/24/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.740	4/24/20	USD	400,000	2,040,000	(1,360,400)
Interest Rate Swap maturing 4/24/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.361	4/24/20	USD	300,000	741,000	(876,495)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.530	8/17/20	USD	496,000	1,820,000	(1,744,789)

47      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 3/27/20 Call	MSCO	Pay	Six- Month EUR EURIBOR	0.000%	3/27/20	EUR	187,500	$1,784,988	$(295,676)

Interest Rate Swap maturing 4/24/20 Put	MSCO	Receive	Three- Month USD BBA LIBOR	1.667	4/24/20	USD	200,000	496,000	(354,386)

Interest Rate Swap maturing 4/24/20 Call	MSCO	Pay	Three- Month USD BBA LIBOR	1.368	4/24/20	USD	200,000	496,000	(593,272)

Total Over-the-Counter Interest Rate Swaptions Written								$13,495,644	$(11,409,247)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities
SAN	Santander
SCB	Standard Chartered Bank
SIB	Banco Santander SA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso

48      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	ASX Australian Bank Bill Short Term Rate 6 Month Mid
BP0003M	ICE LIBOR GBP 3 Month
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
BUXL	German Federal Obligation
BURBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CDOR03	Canada Bankers Acceptence 3 Months
CDX.EM.31	Markit CDX Emerging Markets Index
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPURNSA	US Consumer Price Index Urban Consumers
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
FBIL	Financial Benchmarks India Private Ltd.
GDR	Global Depositary Receipt
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NEFA	Moscow Prime Offered Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

49      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Definitions (Continued)

USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
WIBR6M	GBP Benchmark WIBOR PLN 6 month

See accompanying Notes to Consolidated Financial Statements.

50      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS September 30, 2019

		Principal Amount	Value
Mortgage-Backed Obligations—4.8%
Alba plc, Series 2007-1, Cl. F, 4.033% [BP0003M+325], 3/17/39[1,2]	GBP	1,810,400	$2,146,597

Bancaja Fondo de Titulizacion, Series 10, Cl. C, 0.079% [EUR003M+50], 5/22/50[1,2,3]	EUR	12,000,000	10,839,853

Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1,2]	EUR	8,000,000	5,961,747

Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.685% [BP0003M+90], 6/15/44[1,2]	GBP	5,275,000	5,179,452
Series 2007-1, Cl. M1, 1.085% [BP0003M+30], 6/15/44[1,2]	GBP	5,200,000	5,596,773
Series 2007-1, Cl. M2, 1.285% [BP0003M+50], 6/15/44[1,2]	GBP	4,000,000	4,103,810
Series 2007-2, Cl. B1, 2.185% [BP0003M+140], 9/15/44[1,2]	GBP	4,000,000	4,138,247
Series 2007-2, Cl. M1, 1.135% [BP0003M+35], 9/15/44[1,2]	GBP	10,340,000	11,434,640

Eurosail plc, Series 2006-3X, Cl. D1C, 1.672% [BP0003M+90], 9/10/44[1,2]	GBP	11,000,000	10,933,190

Great Hall Mortgages No 1 plc, Series 2007-1, Cl. DA, 1.556% [BP0003M+78], 3/18/39[1,2]	GBP	8,000,000	8,306,436

Grifonas Finance plc:
Series 1, Cl. A, [EUR006M+28], 8/28/39[1,2]	EUR	17,128,370	17,194,342
Series 1, Cl. B, 0.105% [EUR006M+52], 8/28/39[1,2]	EUR	5,000,000	4,344,988

IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, [EUR003M+14], 3/22/44[1,2]	EUR	14,655,466	14,791,605
Series 4, Cl. B, [EUR003M+19], 3/22/44[1,2]	EUR	3,000,000	2,113,020

Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61[6]	GBP	207,500,000	10,673,431

Marble Arch Residential Securitisation No 4 plc, Series 4X, Cl. E1C, 4.679% [BP0003M+390], 3/20/40[1,2]	GBP	5,960,000	7,114,642

Newgate Funding plc, Series 2007-2X, Cl. CB, 0.007% [EUR003M+44], 12/15/50[1,2]	EUR	3,127,671	2,964,236

Sestante Finance Srl, Series 3, Cl. C1, 0.436% [EUR003M+80], 7/15/45[1,2]	EUR	9,700,000	5,096,174

TDA 27 Hipocat 9 Fondo de Titulizacion de Activos, Series 27, Cl. A3, 0.00% [EUR003M+19], 12/28/50[1,2]	EUR	35,000,000	33,802,477

Towd Point Mortgage Funding 2019-Granite4 plc, 2.23%, 10/20/51	GBP	10,000,000	12,312,000

Total Mortgage-Backed Obligations (Cost $186,037,949)			179,047,660

Foreign Government Obligations—61.7%
Angola—0.4%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		13,805,000	14,590,560

Argentina—1.3%
Argentine Republic:
0.00% Unsec. Nts., 7/29/20[4]	ARS	722,500,000	6,462,539
0.202% Unsec. Nts., 10/29/20[4]	ARS	1,307,200,000	9,748,944
5.625% Sr. Unsec. Nts., 1/26/22		12,395,000	5,391,949
6.875% Sr. Unsec. Nts., 1/26/27		17,110,000	7,233,424
7.50% Sr. Unsec. Nts., 4/22/26		34,345,000	15,326,800
9.80% Unsec. Nts., 5/28/20[4]	ARS	152,100,000	1,455,251
15.50% Bonds, 10/17/26	ARS	135,000,000	771,100
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	1,069,162

51      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued) 58.111% [BADLARPP+375] Unsec. Nts., 4/12/25[1,2]	ARS	120,000,000	$801,638
62.614% [BADLARPP+325] Unsec. Nts., 3/1/20[2]	ARS	180,336,000	1,748,180

			50,008,987

Austria—0.9%
Republic of Austria, 1.50% Sr. Unsec. Nts., 11/2/86[1]	EUR	20,130,000	32,471,260

Bahrain—0.1%
Kingdom of Bahrain, 5.625% Sr. Unsec. Nts., 9/30/31[1]		4,500,000	4,547,705

Brazil—2.2%
Federative Republic of Brazil:
6.00% Nts., 8/15/22[5]	BRL	170,000	147,173
6.00% Nts., 5/15/45[5]	BRL	40,900,000	44,793,915
6.00% Nts., 8/15/50[5]	BRL	6,000,000	6,788,961
10.00% Nts., 1/1/29	BRL	100,000,000	28,747,812

			80,477,861

Colombia—1.3%
Republic of Colombia, Series B, 6.25% Bonds, 11/26/25	COP	155,000,000,000	46,539,863

Costa Rica—0.1%
Republic of Costa Rica, 5.625% Sr. Unsec. Nts., 4/30/43[1]		2,925,000	2,552,823

Cyprus—0.7%
Republic of Cyprus:
2.75% Sr. Unsec. Nts., 2/26/34[1]	EUR	13,510,000	18,468,553
2.75% Sr. Unsec. Nts., 5/3/49[1]	EUR	5,975,000	8,607,976

			27,076,529

Dominican Republic—0.5%
Dominican Republic:
6.40% Sr. Unsec. Nts., 6/5/49[1]		5,000,000	5,337,550
6.85% Sr. Unsec. Nts., 1/27/45[1]		6,370,000	7,118,475
7.45% Sr. Unsec. Nts., 4/30/44[1]		6,360,000	7,560,514

			20,016,539

Ecuador—0.8%
Republic of Ecuador:
8.875% Sr. Unsec. Nts., 10/23/27[1]		11,345,000	11,345,114
9.50% Sr. Unsec. Nts., 3/27/30[1]		10,785,000	10,953,979
10.75% Sr. Unsec. Nts., 1/31/29[1]		5,600,000	6,065,556

			28,364,649

Egypt—2.5%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	12,900,000	14,455,338
6.125% Sr. Unsec. Nts., 1/31/22[1]		9,710,000	10,028,682

52      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Egypt (Continued)
Arab Republic of Egypt: (Continued)
8.50% Sr. Unsec. Nts., 1/31/47[1]		$9,480,000	$10,067,637
8.70% Sr. Unsec. Nts., 3/1/49[1]		14,387,000	15,512,567
16.00% Bonds, 6/11/22	EGP	330,000,000	21,113,760
16.30% Bonds, 1/1/23	EGP	10,200,000	662,787
18.15% Bonds, 6/13/20	EGP	57,000,000	3,584,846
18.15% Unsec. Nts., 12/11/21	EGP	128,000,000	8,338,738
Series 3YR, 15.00% Bonds, 10/3/20	EGP	157,150,000	9,711,871

			93,476,226

El Salvador—0.3%
Republic of El Salvador, 7.125% Sr. Unsec. Nts., 1/20/50[1]		10,253,000	10,470,876

Fiji—0.2%
Republic of Fiji, 6.625% Sr. Unsec. Nts., 10/2/20[1]		9,265,000	9,264,996

France—0.7%
French Republic, 1.75% Bonds, 6/25/39[1]	EUR	17,750,000	25,093,272

Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		6,370,000	6,288,783

Greece—3.1%
Hellenic Republic:
0.00%, Bonds, 10/15/42[6]	EUR	107,000,000	478,161
1.875% Bonds, 7/23/26[1]	EUR	17,000,000	19,508,508
3.90% Bonds, 1/30/33[1]	EUR	61,676,000	84,132,479
4.00% Bonds, 1/30/37[1]	EUR	8,325,000	11,638,280

			115,757,428

India—8.6%
Republic of India:
6.84% Sr. Unsec. Nts., 12/19/22	INR	1,000,000,000	14,423,437
7.17% Sr. Unsec. Nts., 1/8/28	INR	3,715,000,000	53,710,846
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	19,228,287
7.72% Sr. Unsec. Nts., 5/25/25	INR	730,000,000	10,846,663
8.15% Sr. Unsec. Nts., 11/24/26	INR	500,000,000	7,579,076
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,715,000,000	56,471,221
8.24% Sr. Unsec. Nts., 2/15/27	INR	4,935,000,000	75,245,690
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	60,831,989

State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	7,242,510

State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	7,418,963

State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	7,628,137

			320,626,819

Indonesia—5.7%
Perusahaan Penerbit SBSN Indonesia III, 4.55% Sr. Unsec. Nts., 3/29/26[1]		5,680,000	6,211,080

53      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Indonesia (Continued)

Republic of Indonesia:
4.125% Sr. Unsec. Nts., 1/15/25[1]		$3,050,000	$3,253,109
8.125% Sr. Unsec. Nts., 5/15/24	IDR	540,000,000,000	40,270,800
8.25% Sr. Unsec. Nts., 5/15/29	IDR	398,080,000,000	30,001,967
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	21,819,084
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	433,000,000,000	30,358,501
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	120,000,000,000	7,848,397
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	28,089,297
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	43,195,406

			211,047,641

Italy—2.0%
Republic of Italy, 2.80% Bonds, 3/1/67[1]	EUR	58,150,000	75,510,876

Ivory Coast—0.4%
Republic of Cote d’Ivoire, 5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	12,765,000	14,012,343

Kenya—0.3%
Republic of Kenya:
8.00% Sr. Unsec. Nts., 5/22/32[1]		4,140,000	4,349,343
8.25% Sr. Unsec. Nts., 2/28/48[1]		5,500,000	5,631,736

			9,981,079

Malaysia—1.7%
Federation of Malaysia:
3.733% Sr. Unsec. Nts., 6/15/28	MYR	42,000,000	10,140,973
3.844% Sr. Unsec. Nts., 4/15/33	MYR	50,000,000	12,248,394
4.127% Sr. Unsec. Nts., 4/15/32	MYR	25,000,000	6,291,468
4.498% Sr. Unsec. Nts., 4/15/30	MYR	32,000,000	8,275,783
4.642% Sr. Unsec. Nts., 11/7/33	MYR	100,000,000	26,460,901

			63,417,519

Mexico—7.0%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	560,000,000	26,886,754
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	20,219,925
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	2,050,000,000	108,841,973
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	1,110,000,000	62,660,383
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	40,523,467

			259,132,502

New Zealand—1.7%
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	NZD	100,000,000	64,541,112

Nigeria—0.1%
Federal Republic of Nigeria, 7.696% Sr. Unsec. Nts., 2/23/38[1]		4,385,000	4,473,292

54      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oman—0.4%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		$17,365,000	$16,431,631

Peru—1.4%
Republic of Peru:
5.40% Sr. Unsec. Nts., 8/12/34[1]	PEN	2,730,000	865,084
5.94% Sr. Unsec. Nts., 2/12/29[1]	PEN	21,000,000	7,070,314
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	100,140,000	34,647,977
6.90% Sr. Unsec. Nts., 8/12/37[1]	PEN	31,300,000	11,373,255

			53,956,630

Russia—2.0%
Russian Federation:
7.25% Bonds, 5/10/34	RUB	650,000,000	10,121,879
Series 6211, 7.00% Bonds, 1/25/23	RUB	4,200,000,000	65,584,242

			75,706,121

Senegal—0.7%
Republic of Senegal, 6.75% Sr. Unsec. Nts., 3/13/48[1]		26,035,000	25,157,256

Singapore—0.5%
Republic of Singapore, 2.25% Sr. Unsec. Nts., 6/1/21	SGD	25,000,000	18,273,923

South Africa—4.6%
Republic of South Africa:
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	959,000,000	59,157,025
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	421,800,000	25,024,728
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	712,000,000	41,587,792
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	459,700,000	33,898,512
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	255,000,000	11,847,524

			171,515,581

Spain—0.7%
Kingdom of Spain:
0.60% Nts., 10/31/29[1]	EUR	16,370,000	18,663,307
1.85% Sr. Unsec. Nts., 7/30/35[1]	EUR	7,105,000	9,246,185

			27,909,492

Sri Lanka—1.1%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		9,690,000	9,632,298
5.875% Sr. Unsec. Nts., 7/25/22[1]		8,995,000	9,053,381
6.25% Sr. Unsec. Nts., 10/4/20[1]		6,130,000	6,228,076
7.85% Sr. Unsec. Nts., 3/14/29[1]		15,995,000	16,115,936

			41,029,691

Supranational—0.1%
European Bank for Reconstruction & Development, 6.85% Sr. Unsec. Nts., 6/21/21	IDR	60,400,000,000	4,289,271

55      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Tajikistan—0.2%
Republic of Tajikistan, 7.125% Sr. Unsec. Nts., 9/14/27[1]		$9,540,000	$8,435,316

Thailand—2.3%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	620,000,000	20,551,133
2.125% Sr. Unsec. Nts., 12/17/26	THB	650,000,000	22,254,473
3.30% Sr. Unsec. Nts., 6/17/38	THB	1,030,000,000	43,340,460

			86,146,066

Turkey—1.4%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	71,500,000	11,265,650
10.70% Bonds, 2/17/21	TRY	155,600,000	26,714,043
12.40% Bonds, 3/8/28	TRY	77,000,000	13,144,678

			51,124,371

Ukraine—0.9%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/26[1]		20,340,000	21,275,497
8.994% Sr. Unsec. Nts., 2/1/24[1]		9,670,000	10,633,635

			31,909,132

United Arab Emirates—0.1%
United Arab Emirates, 3.125% Sr. Unsec. Nts., 9/30/49[1]		5,070,000	4,924,238

United Kingdom—2.5%
United Kingdom Gilt, 1.75% Bonds, 1/22/49[1]	GBP	62,500,000	92,095,904

Total Foreign Government Obligations (Cost $2,386,513,306)			2,298,646,163

Corporate Bonds and Notes—15.9%
Consumer Discretionary—0.4%

Auto Components—0.0%

Adler Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24[1]	EUR	1,300,000	1,327,796

Automobiles—0.1%

Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[1]		3,500,000	3,097,244

Diversified Consumer Services—0.1%

GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[1]		3,395,000	3,513,825

Hotels, Restaurants & Leisure—0.2%

Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]		2,500,000	2,535,254

MGM China Holdings Ltd., 5.875% Sr. Unsec. Nts., 5/15/26[1]		2,500,000	2,625,000

			5,160,254

56      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Consumer Staples—0.3%

Beverages—0.1%

Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]		$3,010,000	$3,003,309

Food Products—0.2%

NBM US Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/6/29[1]		7,275,000	7,465,968

Energy—3.1%

Energy Equipment & Services—0.1%

ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]		2,750,000	2,746,562

Oil, Gas & Consumable Fuels—3.0%

Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[1]		5,835,000	5,994,004

Eterna Capital Pte Ltd., 7.5% PIK Rate, 0.00% Cash Rate, Sr. Sec. Nts., 12/11/22[1,7]		4,558,262	4,290,457

Eterna Capital Pte Ltd., 8% PIK Rate, 0.00% Cash Rate, Sr. Sec. Nts., 12/11/22[7]		11,141,644	8,033,125

KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]		12,065,000	12,671,496

MV24 Capital BV, 6.748% Sr. Sec. Nts., 6/1/34[1]		1,910,000	1,975,036

Pertamina Persero PT, 3.65% Sr. Unsec. Nts., 7/30/29[1]		5,000,000	5,143,763

Petrobras Global Finance BV: 6.85% Sr. Unsec. Nts., 6/5/15		9,255,000	10,598,826
6.90% Sr. Unsec. Nts., 3/19/49		5,575,000	6,405,675

Petroleos Mexicanos: 3.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	9,470,000	10,382,147
6.49% Sr. Unsec. Nts., 1/23/27[1]		3,000,000	3,130,950
6.84% Sr. Unsec. Nts., 1/23/30[1]		8,013,000	8,301,067
7.69% Sr. Unsec. Nts., 1/23/50[1]		8,688,000	9,081,566

Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		7,005,000	6,636,850

Reliance Industries Ltd., 6.78% Unsec. Nts., 9/16/20	INR	500,000,000	7,096,316

Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		9,720,000	11,299,208

YPF SA, 51.625% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	1,951,314

			112,991,800

Financials—9.3%

Capital Markets—2.2%

Credit Suisse Group AG: 7.50% [USSW5+460] Jr. Sub. Perpetual Bonds[1,2,8]		3,500,000	3,743,128
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,8]		20,000,000	22,151,080

Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[6]		25,000,000	21,052,933

UBS Group Funding Switzerland AG: 6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,2,8]		15,520,000	16,141,731
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,2,8]		10,500,000	11,545,380
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,256,250

			79,890,502

57      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value

Commercial Banks—4.9%

Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1,2]	EUR	7,500,000	$5,947,383

Banco Bilbao Vizcaya Argentaria SA: 6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	5,845,000	6,852,393
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	10,000,000	12,074,575

Banco Comercial Portugues SA: 4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[1,2]	EUR	2,500,000	2,833,104
9.25% [EUSA5+941.4] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,500,000	2,964,078

Banco Hipotecario SA, 64.82% [BADLARPP+615] Unsec. Nts., 2/15/21[2]	ARS	79,018,000	1,097,453

Banco Mercantil del Norte SA (Grand Cayman): 7.50% [H15T10Y+547] Jr. Sub. Perpetual Bonds[1,2,8]		3,840,000	3,902,400
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,8]		2,316,000	2,371,028

Banco Santander SA: 5.25% [EUSA5+499.9] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	3,795,000	4,278,304
6.25% [EUSA5+564] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	2,500,000	2,881,555

Bangkok Bank PCL (Hong Kong), 3.733% [H15T5Y+190] Sub. Nts., 9/25/34[1,2]		5,000,000	5,083,579

Bank of Ireland, 10.00% Sub. Nts., 12/19/22[1]	EUR	9,500,000	13,263,038

Barclays plc: 2.00% [EUSA5+190] Sub. Nts., 2/7/28[1,2]	EUR	5,000,000	5,411,000
8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds[2,8]		3,500,000	3,724,753

BBVA Bancomer SA, 5.875% [H15T5Y+430.8] Sub. Nts., 9/13/34[1,2]		7,350,000	7,322,437

BNP Paribas SA: 2.139% [US0006M+7.5] Jr. Sub. Perpetual Bonds[2,8]		5,500,000	3,361,875
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,8]		7,235,000	7,626,414

Caixa Geral de Depositos SA, 1.00%, 1/27/22[1]	EUR	3,000,000	3,370,793

CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	9,115,000	10,933,301

Commerzbank AG, 7.00% [USSW5+522.8] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,160,875

Credit Agricole SA: 6.875% [USSW5+431.9] Jr. Sub. Perpetual Bonds[1,2,8]		2,500,000	2,689,288
7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,590,625

Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[1]		5,010,000	5,591,481

Global Bank Corp., 5.25% [US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]		5,090,000	5,405,580

HSBC Holdings plc: 5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	4,520,000	5,308,383
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	5,750,000	7,140,323

Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[1,6]		10,000,000	8,290,913

Novo Banco SA, 8.50% [EUSA5+823.3] Sub. Nts., 7/6/28[1,2]	EUR	2,500,000	2,927,450

Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,8]		11,100,000	11,706,060

Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[2,8]	GBP	4,000,000	5,021,974

Standard Chartered plc: 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,8]		5,460,000	5,780,775

58      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Commercial Banks (Continued)

Standard Chartered plc: (Continued) 7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[1,2,8]		$7,500,000	$8,110,013

			184,023,203

Diversified Financial Services—1.2%

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[3,9]		612,810	—

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[3,5,9]	MXN	27,602,566	—

Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	7,000,000	8,888,618

Docuformas SAPI de CV, 10.25% Sr. Unsec. Nts., 7/24/24[1]		1,800,000	1,781,010

Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[1,5]	COP	5,916,031,565	1,802,036

Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/23[1]		5,000,000	5,072,981

JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[1]	MXN	34,101,099	190,276

National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	300,000,000	4,335,326

Power Finance Corp. Ltd.: 7.42% Sr. Unsec. Nts., 6/26/20	INR	350,000,000	4,958,290
7.99% Sr. Unsec. Nts., 12/20/22	INR	400,000,000	5,790,023
8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	4,736,416

REC Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,529,361

Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[1]	BRL	17,500,000	4,780,442

			45,864,779

Insurance—0.3%

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% [EUR003M+577] Jr. Sub. Perpetual Bonds[1,2,8]	EUR	5,000,000	6,368,741

VIVAT NV, 6.25% [USSW5+417.4] Jr. Sub. Perpetual Bonds[1,2,8]		5,000,000	5,021,615

			11,390,356

Real Estate Management & Development—0.5%

Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[1]		10,770,000	10,996,830

Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[1]		3,280,000	3,330,840

Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[1]		3,280,000	3,291,746

			17,619,416

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.: 8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	4,683,800
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,807,674

			6,491,474

Industrials—0.6%

Airlines—0.1%

Gol Finance SA, 7.00% Sr. Unsec. Nts., 1/31/25[1]		3,245,000	3,180,100

59      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value

Construction & Engineering—0.2%

Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[1,5]	COP	8,000,000,000	$2,255,667

GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		6,495,000	6,039,903

			8,295,570

Industrial Conglomerates—0.1%

Turkiye Sise ve Cam Fabrikalari AS, 6.95% Sr. Unsec. Nts., 3/14/26[1]		4,090,000	4,216,259

Machinery—0.1%

IHS Netherlands Holdco BV, 8.00% Sr. Unsec. Nts., 9/18/27[1]		2,900,000	2,968,875

Road & Rail—0.1%

Indian Railway Finance Corp. Ltd., 8.83% Sr. Sec. Nts., 3/25/23	INR	250,000,000	3,675,233

Information Technology—0.1%

Communications Equipment—0.1%

Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	4,868,231

Materials—1.1%

Chemicals—0.1%

Unigel Luxembourg SA, 8.75% Sr. Unsec. Nts., 10/1/26[1]		2,900,000	2,900,000

Construction Materials—0.1%

CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		8,400,000	6,321,000

Metals & Mining—0.9%

Corp. Nacional del Cobre de Chile, 3.00% Sr. Unsec. Nts., 9/30/29[1]		4,050,000	4,040,361

CSN Resources SA:
7.625% Sr. Unsec. Nts., 2/13/23[1]		6,000,000	6,277,500
7.625% Sr. Unsec. Nts., 4/17/26[1]		5,000,000	5,200,575

Industrias Penoles SAB de CV, 5.65% Sr. Unsec. Nts., 9/12/49[1]		1,800,000	1,866,960

JSW Steel Ltd.:
4.75% Sr. Unsec. Nts., 11/12/19[1]		6,330,000	6,337,172
5.95% Sr. Unsec. Nts., 4/18/24[1]		3,895,000	4,027,376

Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		3,550,000	4,765,875

			32,515,819

Telecommunication Services—0.4%

Diversified Telecommunication Services—0.3%

Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]		5,000,000	5,162,550

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		3,170,000	3,313,538

60      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Oi SA, 10% Cash Rate or 4% PIK Rate and 8% Cash Rate, Sr. Unsec. Nts., 7/27/25[7]		$4,973,000	$4,575,657

			13,051,745

Wireless Telecommunication Services—0.1%

Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]		3,195,000	3,309,752

Utilities—0.6%

Electric Utilities—0.3%

Empresa de Transmision Electrica SA, 5.125% Sr. Unsec. Nts., 5/2/49[1]		4,440,000	5,125,425

Eskom Holdings SOC Ltd., 7.125% Sr. Unsec. Nts., 2/11/25[1]		5,000,000	5,160,135

			10,285,560

Independent Power and Renewable Electricity Producers—0.3%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		3,325,000	3,553,594

Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[1]		2,000,000	2,008,500

Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		5,865,000	6,106,990

			11,669,084

Total Corporate Bonds and Notes (Cost $612,520,205)			591,843,716

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[1,9,10] (Cost $0, Acquisition date 6/5/15)		868,851	—

		Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,4]		1,982,242	1,911,082
3.054% Sr. Sec. Nts., 4/30/25[1,4]		2,525,682	2,435,013
3.098% Sr. Sec. Nts., 4/30/25[1,4]		2,180,522	2,102,243
3.131% Sr. Sec. Nts., 4/30/25[1,4]		1,949,112	1,879,141
3.179% Sr. Sec. Nts., 4/30/25[1,4]		2,426,802	2,339,683
3.231% Sr. Sec. Nts., 4/30/25[1,4]		2,769,826	2,670,392
3.265% Sr. Sec. Nts., 4/30/25[1,4]		2,212,767	2,133,331
3.346% Sr. Sec. Nts., 4/30/25[1,4]		2,079,907	2,005,241

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[9]	RUB	110,785,361	248,271

Total Structured Securities (Cost $19,449,800)			17,724,397
Short-Term Notes—8.4%
Arab Republic of Egypt Treasury Bills:
15.585%, 3/17/20[4]	EGP	81,000,000	4,678,367
16.866%, 10/22/19[4]	EGP	92,000,000	5,613,864

Argentine Republic Treasury Bills, 5.106%, 5/29/20[4]	ARS	455,700,000	3,509,861

United States Treasury Bills:
1.873%, 10/17/19[4,11,12]		200,000,000	199,841,852

61      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Short-Term Notes (Continued)
United States Treasury Bills: (Continued) 1.948%, 11/14/19[4,12]	$100,000,000	$99,780,306

Total Short-Term Notes (Cost $320,438,523)		313,424,250

		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.1%
					EUR
Euro-Bund Futures Put	EUR	170.000	10/25/19	EUR 136,000	1	26,159
					USD
S&P 500 Index Put	USD	2,675.000	3/20/20	USD 94,695	0[13]	1,938,150
					USD
S&P 500 Index Put	USD	2,625.000	2/21/20	USD 49,350	0[13]	709,700

Total Exchange-Traded Options Purchased (Cost $4,373,898)						2,674,009

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.6%
						BRL

BRL Currency Call	CITNA-B	BRL	3.861	11/18/19	BRL 193,025	193,025	50,739
						BRL

BRL Currency Call	MSCO	BRL	3.750	8/27/20	BRL 20,000	20,000	1,689,096
						BRL

BRL Currency Call[14]	JPM	BRL	3.200	10/17/19	BRL 5,000	5,000	—
						BRL

BRL Currency Call	JPM	BRL	3.918	11/19/19	BRL 195,900	195,900	103,590
						BRL

BRL Currency Call	GSCO-OT	BRL	3.513	10/30/19	BRL 351,250	351,250	—
						BRL

BRL Currency Call	SCB	BRL	3.508	11/1/19	BRL 350,800	350,800	351
						BRL

BRL Currency Put	GSCO-OT	BRL	3.350	12/6/19	BRL 3,000	3,000	180
						BRL

BRL Currency Put	GSCO-OT	BRL	3.400	12/10/19	BRL 3,000	3,000	839
						BRL

BRL Currency Put	GSCO-OT	BRL	3.430	3/30/20	BRL 5,000	5,000	124,415
						BRL

BRL Currency Put	GSCO-OT	BRL	3.432	3/27/20	BRL 5,000	5,000	121,753

62      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
BRL Currency Put	GSCO-OT	BRL	3.430	3/30/20	BRL 5,000	BRL 5,000	$ 124,415
						EUR

EUR Currency Call	BOA	USD	1.153	12/17/19	EUR 250,000	250,000	145,850
						EUR

EUR Currency Put	SCB	IDR	15760.000	1/17/20	EUR 37,500	37,500	593,151
						EUR

EUR Currency Put	JPM	ZAR	15.720	1/23/20	EUR 50,000	50,000	354,301
						EUR

EUR Currency Put	JPM	NOK	8.200	11/27/19	EUR 5,000	5,000	—
						EUR

EUR Currency Put	GSCO-OT	INR	74.875	8/5/20	EUR 5,000	5,000	2,533,014
						EUR

EUR Currency Call	CITNA-B	USD	1.178	10/3/19	EUR 300,000	300,000	—
						EUR

EUR Currency Put	JPM	NOK	8.900	8/26/21	EUR 12,500	12,500	1,859,969
						EUR

EUR Currency Call	BOA	USD	1.170	10/31/19	EUR 300,000	300,000	1,593
						EUR

EUR Currency Put	BOA	JPY	96.000	10/25/19	EUR 100,000	100,000	446
						EUR

EUR Currency Put	CITNA-B	JPY	96.000	10/31/19	EUR 100,000	100,000	735
						EUR

EUR Currency Put	BOA	NOK	8.200	11/27/19	EUR 5,000	5,000	—
						EUR

EUR Currency Put	JPM	SEK	9.250	4/29/20	EUR 10,000	10,000	4,724
						EUR

EUR Currency Put	GSCO-OT	NOK	8.710	12/17/20	EUR 12,500	12,500	491,727
						EUR

EUR Currency Put	GSCO-OT	NOK	8.402	12/17/20	EUR 12,500	12,500	124,780
						IDR

IDR Currency Call	JPM	IDR	13885.000	1/20/20	IDR 694,250,000	694,250,000	138,850
						INR

INR Currency Put	GSCO-OT	INR	65.600	5/6/20	INR 2,500	2,500	154,300

63      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						INR

INR Currency Put	JPM	INR	66.092	4/29/20	INR 5,000	5,000	$ 407,618
						KRW

KRW Currency Call	GSCO-OT	KRW	1159.700	1/17/20	KRW 57,985,000	57,985,000	231,940
						MXN

MXN Currency Put	JPM	MXN	19.655	11/26/19	MXN 471,720	471,720	531,907
						MXN

MXN Currency Call[15]	CITNA-B	MXN	18.000	10/23/19	MXN 2,500	2,500	1,302
						MXN

MXN Currency Call	CITNA-B	MXN	19.380	8/5/20	MXN 726,750	726,750	545,157
						MXN

MXN Currency Call	JPM	MXN	19.655	11/26/19	MXN 471,720	471,720	206,793
						MXN

MXN Currency Call	CITNA-B	MXN	19.350	6/2/20	MXN 967,500	967,500	611,479
						MXN

MXN Currency Call	GSCO-OT	MXN	19.558	7/21/20	MXN 1,980,197	1,980,197	1,691,484
						MXN

MXN Currency Call	CITNA-B	MXN	18.905	5/21/20	MXN 1,890,500	1,890,500	693,038
						MXN

MXN Currency Call	JPM	MXN	19.375	6/2/20	MXN 968,750	968,750	628,496
						PHP

PHP Currency Call	GSCO-OT	PHP	51.000	11/11/19	PHP 3,825,000	3,825,000	109,395
						RUB

RUB Currency Put	GSCO-OT	RUB	58.500	8/4/20	RUB 5,500	5,500	984,320
						RUB

RUB Currency Put	JPM	RUB	59.000	8/5/20	RUB 5,500	5,500	1,167,473
						RUB

RUB Currency Call	GSCO-OT	RUB	62.000	4/8/20	RUB 7,750,000	7,750,000	625,735
						RUB

RUB Currency Call	GSCO-OT	RUB	60.000	12/18/19	RUB 5,700,000	5,700,000	22,629
						RUB

RUB Currency Put	GSCO-OT	RUB	57.300	3/30/20	RUB 10,000	10,000	421,908
						USD

S&P 500 Index Put	BOA	USD	2632.590	2/21/20	USD 49,493	0[13]	756,858

64      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						SGD

SGD Currency Put	GSCO-OT	CNH	5.050	10/21/19	SGD 75,000	75,000	$ 15,434
						ZAR

ZAR Currency Call	GSCO-OT	ZAR	13.613	1/27/20	ZAR 680,625	680,625	101,447
						ZAR

ZAR Currency Call	GSCO-OT	ZAR	14.500	7/23/20	ZAR 1,413,750	1,413,750	2,000,103

Total Over-the-Counter Options Purchased (Cost $52,330,325)							20,373,334

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	3.00%	12/18/19	EUR 50,000	378,017
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	3.00	12/18/19	EUR 50,000	623,479

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $1,338,078)							1,001,496

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.9%
Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three-Month USD BBA LIBOR	1.600%	1/9/20	USD 384,100	1,397,310
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.865	11/14/19	USD 40,000	478,790
Interest Rate Swap maturing 3/27/20 Put	MSCO	Receive	Six-Month EUR EURIBOR	0.434	3/27/20	EUR 187,500	235,425
Interest Rate Swap Maturing 3/29/21 Put	JPM	Receive	Six-Month EUR EURIBOR	1.122	3/29/21	EUR 1,500,000	139,296

65      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Pay/Receive Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 3/30/20 Put	BOA	Receive	Three- Month CAD BA CDOR	2.588%	3/30/20	CAD 1,333,000	$ 1,265,970
Interest Rate Swap Maturing 4/12/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.615	4/12/21	EUR 500,000	9,515
Interest Rate Swap Maturing 4/6/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.608	4/6/21	EUR 500,000	9,270
Interest Rate Swap maturing 8/16/24 Put	JPM	Receive	Six-Month EUR EURIBOR	2.098	8/16/24	EUR 100,000	1,449,012
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.695	8/17/20	USD 116,000	2,063,739
Interest Rate Swap maturing 8/17/20 Put	JPM	Receive	Three-Month USD BBA LIBOR	2.500	8/17/20	USD 500,000	3,904,885
Interest Rate Swap maturing 8/17/20 Put	GSCOI	Receive	Three-Month USD BBA LIBOR	2.500	8/17/20	USD 250,000	1,952,442
Interest Rate Swap maturing 8/26/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	2.500	8/26/20	USD 750,000	1,586,310
Interest Rate Swap maturing 9/17/77 Put	JPM	Pay	Six-Month EUR EURIBOR	1.600	9/15/37	EUR 160,000	18,973,139
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $61,542,723)							33,465,103

	Shares
Investment Companies—5.8%
Invesco Government & Agency Portfolio, Institutional Class, 1.83%[16]	212,617,419	212,617,419
OFI Carlyle Private Credit Fund, Cl. I17	328,742	3,151,903

Total Investment Companies (Cost $215,837,538)		215,769,322
Total Investments, at Value (Cost $3,860,382,345)	98.7%	3,673,969,450
Net Other Assets (Liabilities)	1.3	49,532,875

Net Assets	100.0%	$3,723,502,325

66      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Consolidated Statement of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at September 30, 2019 was $1,413,437,445, which represented 37.96% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. Interest or dividend is paid-in-kind, when applicable.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

10. Non-income producing security.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,295,809. See Note 4 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $116,608,350. See Note 4 of the accompanying Consolidated Notes.

13. Number of contracts are less than 500.

14. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 3.2 BRL per 1 USD.

15. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

16. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of September 30, 2019.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares September 30, 2019
Investment Company
OFI Carlyle Private Credit Fund, Cl. I	—	328,742	—	328,742

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
OFI Carlyle Private Credit Fund, Cl. I	$3,151,903	$185,794	$—	$(68,216)

67      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$551,380,039	15.1%
India	395,998,105	10.7
Mexico	317,534,551	8.6
United Kingdom	247,326,820	6.7
Indonesia	229,246,987	6.2
South Africa	179,131,566	4.9
Brazil	148,368,024	4.0
Spain	126,476,576	3.4
Greece	115,757,428	3.1
Egypt	103,768,458	2.8
Italy	92,516,180	2.5
Thailand	91,229,645	2.5
Russia	79,176,458	2.2
Peru	64,829,495	1.8
New Zealand	64,541,112	1.8
Switzerland	64,429,049	1.8
Malaysia	63,417,519	1.7
France	62,436,274	1.7
Turkey	58,343,938	1.6
Argentina	56,567,615	1.5
Colombia	50,597,565	1.4
Sri Lanka	41,029,691	1.1
Austria	32,471,260	0.9
Ukraine	31,909,132	0.9
Ireland	30,739,165	0.8
Ecuador	28,364,649	0.8
Cyprus	27,076,528	0.7
Senegal	25,157,256	0.7
Singapore	24,910,773	0.7
Dominican Republic	23,570,132	0.6
Eurozone	21,817,154	0.6
Portugal	20,984,045	0.6
China	17,619,416	0.5
Oman	16,431,631	0.4
Angola	14,590,560	0.4
Ivory Coast	14,012,343	0.4
Kazakhstan	12,671,496	0.3
Azerbaijan	11,299,208	0.3
United Arab Emirates	11,184,625	0.3
Panama	10,531,005	0.3
El Salvador	10,470,876	0.3
Kenya	9,981,079	0.3
Fiji	9,264,996	0.3
Tajikistan	8,435,316	0.2
Nigeria	7,442,167	0.2
Germany	6,514,829	0.2

68      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Gabon	$6,288,783	0.2%
Netherlands	5,021,615	0.1
Bahrain	4,547,705	0.1
Supranational	4,289,271	0.1
Chile	4,040,361	0.1
Mauritius	3,313,538	0.1
Jersey, Channel Islands	3,097,245	0.1
Macau	2,625,000	0.1
Costa Rica	2,552,823	0.1
Hong Kong	2,550,688	0.1
Norway	2,476,475	0.1
Canada	1,265,970	0.0
South Korea	231,940	0.0
Philippines	109,395	0.0
Sweden	4,724	0.0
Japan	1,181	0.0

Total	$3,673,969,450	100.0%

Forward Currency Exchange Contracts as of September 30, 2019
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2020	CLP	2,018,340	USD	2,946	$ —	$ (163,686)
BAC	10/2019 - 11/2019	EUR	173,140	USD	193,242	—	(3,882,996)
BAC	10/2019	KRW	26,354,000	USD	21,976	56,036	—
BAC	11/2019	NOK	728,800	USD	81,964	—	(1,791,817)
BAC	11/2019	USD	2,950	EUR	2,635	67,216	—
BAC	11/2019	USD	20,192	GBP	16,450	—	(75,306)
BAC	10/2019	USD	22,130	KRW	26,354,000	97,648	—
BAC	12/2019	USD	38,330	MYR	161,610	—	(177,940)
BAC	11/2019	USD	157,344	NOK	1,413,525	1,846,954	—
BAC	11/2019	USD	64,460	NZD	101,500	823,905	—
BAC	12/2019	USD	18,131	SGD	25,130	—	(67,790)
BAC	12/2019	ZAR	489,479	USD	32,537	69,581	(613,800)
BNP	11/2019	EUR	9,450	USD	10,439	—	(99,164)
BOA	11/2019	CAD	100,655	USD	76,284	—	(248,767)
BOA	11/2019	EUR	57,310	USD	64,279	—	(1,572,800)
BOA	01/2020	IDR	278,850,000	USD	19,502	—	(130,277)
BOA	11/2019	JPY	15,000,000	USD	142,518	—	(3,312,743)
BOA	12/2019	KRW	12,237,650	USD	10,049	178,820	—
BOA	11/2019	NOK	660,000	USD	74,238	—	(1,633,562)
BOA	11/2019	NZD	4,625	USD	3,036	—	(135,981)
BOA	10/2019	USD	2,142	ARS	126,400	—	(7,982)
BOA	11/2019	USD	127,290	EUR	113,400	3,211,401	—
BOA	03/2020	ZAR	660,880	USD	46,060	—	(3,334,434)
CITNA-B	10/2019 - 11/2019	BRL	852,296	USD	203,746	1,237,982	—
CITNA-B	12/2019 - 05/2020	CLP	36,873,359	USD	52,200	—	(1,515,334)
CITNA-B	12/2019	COP	70,005,250	USD	20,273	—	(230,000)
CITNA-B	11/2019	EUR	219,135	USD	244,790	—	(5,019,952)
CITNA-B	11/2019	GBP	4,260	USD	5,277	—	(27,883)
CITNA-B	12/2019	HUF	13,456,500	USD	45,303	—	(1,289,732)

69      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	11/2019	JPY	24,084,621	USD	225,495	$ —	$ (1,992,264)
CITNA-B	11/2019	NOK	990,000	USD	111,274	—	(2,367,273)
CITNA-B	12/2019	PLN	117,570	USD	29,959	—	(606,701)
CITNA-B	12/2019	RUB	1,629,900	USD	24,707	162,068	—
CITNA-B	10/2019	TRY	30,240	USD	5,078	248,563	—
CITNA-B	10/2019 - 11/2019	USD	232,568	BRL	972,553	—	(1,287,266)
CITNA-B	11/2019 - 12/2019	USD	76,217	CLP	54,358,700	1,572,068	—
CITNA-B	12/2019	USD	57,483	COP	198,501,700	652,171	—
CITNA-B	11/2019	USD	261,245	EUR	234,385	4,789,244	—
CITNA-B	12/2019	USD	386,348	MXN	7,663,522	2,824,964	—
CITNA-B	11/2019	USD	57,851	NOK	520,000	648,061	—
CITNA-B	12/2019	USD	54,654	PEN	185,600	—	(234,820)
CITNA-B	12/2019	USD	92,196	RUB	6,095,500	243,774	(1,034,758)
CITNA-B	11/2019	USD	63,041	SEK	604,450	1,431,078	—
CITNA-B	12/2019	USD	82,917	THB	2,552,600	—	(669,972)
CITNA-B	12/2019	USD	49,268	TRY	286,885	—	(263,067)
CITNA-B	12/2019	USD	24,009	ZAR	358,620	569,036	—
DEU	11/2019	SEK	1,000,000	USD	104,962	—	(3,034,891)
GSCO-OT	03/2021	BRL	138,847	USD	33,473	—	(1,362,604)
GSCO-OT	11/2019	CLP	45,054,400	USD	63,257	—	(1,392,543)
GSCO-OT	10/2019 - 12/2020	EUR	257,085	USD	296,069	—	(10,898,306)
GSCO-OT	05/2020	INR	1,723,538	USD	23,750	—	(38,447)
GSCO-OT	10/2019	KRW	65,500,000	USD	55,263	—	(503,519)
GSCO-OT	02/2021	RUB	2,279,500	USD	33,488	—	(468,190)
GSCO-OT	10/2019	TRY	255,592	USD	42,733	2,284,671	—
GSCO-OT	11/2019	USD	50,891	AUD	75,010	175,636	—
GSCO-OT	03/2020 - 03/2021	USD	111,931	BRL	459,119	3,580,913	—
GSCO-OT	11/2019	USD	76,173	CAD	100,645	145,038	—
GSCO-OT	11/2019 - 05/2020	USD	65,638	CLP	45,467,415	3,120,855	—
GSCO-OT	10/2019 - 05/2020	USD	139,680	EUR	125,750	2,009,346	—
GSCO-OT	05/2020 - 08/2020	USD	72,522	INR	5,336,153	61,526	(412,150)
GSCO-OT	10/2019	USD	54,620	KRW	65,500,000	—	(139,272)
GSCO-OT	12/2020	USD	90,750	NOK	768,075	6,252,807	—
GSCO-OT	12/2019	USD	33,363	RUB	2,182,500	204,079	(137,791)
GSCO-OT	10/2019 - 02/2020	USD	46,588	TRY	312,745	—	(8,098,004)
GSCO-OT	01/2020 - 03/2020	USD	90,065	ZAR	1,373,180	1,040,398	—
GSCO-OT	01/2020 - 03/2020	ZAR	779,890	USD	50,966	—	(298,191)
HSBC	11/2019	EUR	1,060	USD	1,184	—	(23,714)
HSBC	11/2019	JPY	12,592,000	USD	119,652	—	(2,793,977)
HSBC	11/2019	NOK	600,000	USD	67,494	—	(1,490,233)
HSBC	11/2019	USD	152,719	EUR	135,585	4,376,426	—
JPM	11/2019 - 01/2020	AUD	150,000	USD	101,744	—	(234,817)
JPM	10/2019 - 04/2020	BRL	1,667,961	USD	408,978	429,611	(8,534,653)
JPM	12/2019 - 05/2020	CLP	12,084,700	USD	17,056	—	(438,766)
JPM	11/2019 - 08/2021	EUR	487,260	USD	547,650	—	(10,890,114)
JPM	11/2019	GBP	144,890	USD	176,735	1,781,189	—
JPM	12/2019	IDR	2,976,730,000	USD	204,854	3,003,760	—
JPM	12/2019 - 08/2020	INR	8,754,900	USD	120,139	1,099,456	—

70      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	11/2019	JPY	29,224,348	USD	276,244	$ —	$ (5,048,986)
JPM	11/2019	MXN	2,602,694	USD	130,861	—	(241,288)
JPM	12/2019 - 12/2020	NOK	1,536,150	USD	175,403	—	(6,369,890)
JPM	12/2019	PLN	132,910	USD	34,395	—	(1,213,091)
JPM	12/2019	RUB	2,279,500	USD	35,316	—	(547,130)
JPM	11/2019	SEK	587,230	USD	61,630	—	(1,775,152)
JPM	10/2019	TRY	25,274	USD	4,400	49,885	—
JPM	11/2019	USD	50,739	AUD	75,000	30,263	—
JPM	10/2019	USD	354,908	BRL	1,452,973	5,574,958	(363,933)
JPM	11/2019 - 12/2020	USD	343,440	EUR	303,560	8,284,109	—
JPM	11/2019	USD	213,285	GBP	174,855	—	(2,149,560)
JPM	12/2019	USD	45,669	HUF	13,183,000	2,549,736	—
JPM	12/2019 - 01/2020	USD	320,292	IDR	4,644,549,000	128,173	(4,053,442)
JPM	12/2019	USD	370,103	INR	26,651,100	—	(3,464,527)
JPM	11/2019	USD	49,996	JPY	5,363,695	225,226	—
JPM	12/2019 - 08/2021	USD	234,487	NOK	2,076,925	6,034,569	—
JPM	12/2019	USD	32,762	PLN	126,600	1,155,499	—
JPM	02/2021	USD	33,432	RUB	2,279,500	412,198	—
JPM	11/2019	USD	35,989	SEK	344,610	863,649	—
JPM	12/2019	USD	216,867	ZAR	3,360,130	—	(2,755,294)
MOS	05/2020	CLP	3,307,200	USD	4,813	—	(252,755)
MOS	11/2019	NOK	546,570	USD	61,416	—	(1,289,630)
MOS	11/2019	PLN	401,140	USD	103,807	—	(3,703,403)
MOS	08/2020	USD	43,200	BRL	184,118	—	(164,555)
MOS	11/2019	USD	66,545	SEK	638,170	1,498,420	—
RBC	11/2019	EUR	94,360	USD	105,985	—	(2,740,145)
RBC	11/2019	GBP	38,675	USD	47,261	570,030	(180,213)
RBC	11/2019	JPY	13,510,000	USD	127,922	—	(2,552,176)
RBC	11/2019	USD	282,407	EUR	251,000	7,781,630	—
SCB	10/2019	KRW	39,146,000	USD	32,643	83,236	—
SCB	10/2019	USD	32,293	KRW	39,146,000	—	(433,314)

Total Unrealized Appreciation and Depreciation						$ 85,537,862	$ (124,276,733)

Futures Contracts as of September 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro BUXL	Sell	12/6/19	367	EUR 86,370	$ 87,002,532	$ (632,764)
Euro-BTP	Sell	12/6/19	458	EUR 72,044	72,802,904	(758,780)
United States
Treasury Long
Bonds	Sell	12/19/19	36	USD 5,946	5,843,250	103,140

						$ (1,288,404)

71      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Exchange-Traded Options Written at September 30, 2019
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
	USD
S&P 500 Index Put	2,400.000	3/20/20	USD (0)[1]	USD 84,960	$1,452,448	$(796,500)
	USD
S&P 500 Index Put	2,350.000	2/21/20	USD (0)[1]	USD 44,180	444,980	(255,680)

Total Exchange-Traded Options Written					$1,897,428	$(1,052,180)

1. Number of contracts less than 500.

Over-the-Counter Options Written at September 30, 2019
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Put	CITNA-B	4.239	11/18/19	(211,925)	BRL 211,925	$557,158	$(613,211)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/6/19	(3,000)	BRL 3,000	531,600	(293,435)
		BRL		BRL

BRL Currency Put	GSCO-OT	4.026	10/30/19	(201,275)	BRL 201,275	1,132,450	(1,766,597)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/30/20	(5,000)	BRL 5,000	874,000	(1,023,675)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/30/20	(5,000)	BRL 5,000	874,000	(1,023,675)
		BRL		BRL

BRL Currency Put[2]	GSCO-OT	4.500	3/27/20	(5,000)	BRL 5,000	872,000	(1,018,838)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/10/19	(3,000)	BRL 3,000	624,000	(307,224)
		BRL		BRL

BRL Currency Put[3]	GSCO-OT	4.230	3/4/21	(211,500)	BRL 211,500	2,369,000	(3,478,010)
		BRL		BRL

BRL Currency Put[3]	JPM	4.250	3/4/21	(212,500)	BRL 212,500	2,242,500	(3,387,161)
		BRL		BRL

BRL Currency Put	JPM	4.306	11/19/19	(215,300)	BRL 215,300	576,000	(418,836)
		BRL		BRL

BRL Currency Put	MSCO	3305.000	10/9/19	(165,250,000)	BRL 165,250,000	589,000	(2,531,630)
		CLP		CLP

CLP Currency Put[4]	GSCO-OT	700.000	5/11/20	(35,000,000)	CLP 35,000,000	1,280,000	(2,410,100)
		COP		COP

COP Currency Put	GSCO-OT	3330.000	10/24/19	(249,750,000)	COP 249,750,000	553,575	(3,331,665)

72      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		EUR

EUR Currency Put	BOA	1.109	12/17/19	(250,000)	EUR 250,000	$1,746,675	$(4,296,400)
		ZAR		EUR

EUR Currency Call	BOA	20.000	8/5/20	(5,000)	EUR 5,000	1,091,097	(965,049)
		USD		EUR

EUR Currency Call	BOA	1.150	10/31/19	(100,000)	EUR 100,000	352,245	(3,304)
		USD		EUR

EUR Currency Call	BOA	1.194	12/17/19	(250,000)	EUR 250,000	915,499	(20,208)
		RUB		EUR

EUR Currency Call	BOA	73.090	12/20/19	(50,000)	EUR 50,000	596,585	(741,166)
		USD		EUR

EUR Currency Call	CITNA-B	1.155	10/3/19	(100,000)	EUR 100,000	842,515	—
		RUB		EUR

EUR Currency Call	GSCOI	72.860	12/16/19	(90,000)	EUR 90,000	1,001,968	(1,334,099)
		INR		EUR

EUR Currency Call	GSCO-OT	90.000	8/5/20	(5,000)	EUR 5,000	977,289	(417,384)
		ZAR		EUR

EUR Currency Call	GSCO-OT	20.000	8/4/20	(5,000)	EUR 5,000	785,466	(961,892)
		NOK		EUR

EUR Currency Call[5]	GSCO-OT	11.000	12/17/20	(10,000)	EUR 10,000	2,161,338	(1,617,178)
		INR		EUR

EUR Currency Call[6]	GSCO-OT	90.000	5/6/20	(2,500)	EUR 2,500	439,129	(133,863)
		INR		EUR

EUR Currency Call[7]	JPM	90.000	4/29/20	(5,000)	EUR 5,000	795,265	(259,236)
		ZAR		EUR

EUR Currency Call	JPM	17.290	1/23/20	(50,000)	EUR 50,000	919,875	(1,323,177)
		ZAR		EUR

EUR Currency Put	JPM	14.760	1/23/20	(50,000)	EUR 50,000	345,650	(53,666)
		NOK		EUR

EUR Currency Call	JPM	11.000	8/26/21	(6,250)	EUR 6,250	1,860,122	(1,705,776)
		ZAR		EUR

EUR Currency Call	JPM	18.395	2/20/20	(100,000)	EUR 100,000	3,189,751	(1,527,587)
		BRL		EUR

EUR Currency Call	MSCO	5.250	8/24/21	(37,500)	EUR 37,500	2,107,511	(2,373,705)
		IDR		EUR

EUR Currency Call	SCB	16890.000	1/17/20	(37,500)	EUR 37,500	320,796	(137,120)

73      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		IDR		IDR

IDR Currency Put	GSCO-OT	15360.000	6/18/20	(1,536,000,000)	IDR 1,536,000,000	$2,160,000	$(1,290,240)
		IDR		IDR

IDR Currency Put	JPM	14830.000	1/20/20	(741,500,000)	IDR 741,500,000	384,086	(318,845)
		IDR		IDR

IDR Currency Put	SCB	14700.000	11/27/19	(1,470,000,000)	IDR 1,470,000,000	903,020	(279,300)
		JPY		JPY

JPY Currency Call	BOA	106.500	10/25/19	(10,650,000)	JPY 10,650,000	688,000	(253,896)
		JPY		JPY

JPY Currency Call	CITNA-B	106.500	10/31/19	(10,650,000)	JPY 10,650,000	728,000	(369,555)
		JPY		JPY

JPY Currency Call	SCB	106.650	10/28/19	(15,997,500)	JPY 15,997,500	1,071,000	(458,488)
		KRW		KRW

KRW Currency Put	GSCO-OT	1213.250	1/17/20	(60,662,500)	KRW 60,662,500	355,999	(504,712)
		KRW		KRW

KRW Currency Call	GSCO-OT	1122.350	1/17/20	(56,117,500)	KRW 56,117,500	171,950	(46,016)
		MXN		MXN

MXN Currency Put	CITNA-B	22.880	8/5/20	(858,000)	MXN 858,000	763,568	(570,707)
		MXN		MXN

MXN Currency Put	CITNA-B	22.100	5/21/20	(2,210,000)	MXN 2,210,000	1,879,881	(1,391,991)
		MXN		MXN

MXN Currency Put	CITNA-B	22.940	6/2/20	(1,147,000)	MXN 1,147,000	1,090,181	(490,331)
		MXN		MXN

MXN Currency Put	GSCO-OT	21.996	7/21/20	(2,969,460)	MXN 2,969,460	2,663,145	(2,805,249)
		MXN		MXN

MXN Currency Call	JPM	20.240	5/27/20	(607,200)	MXN 607,200	1,321,200	(886,033)
		MXN		MXN

MXN Currency Put	JPM	20.240	5/27/20	(607,200)	MXN 607,200	1,321,200	(1,203,792)
		MXN		MXN

MXN Currency Put	JPM	23.005	6/2/20	(1,150,250)	MXN 1,150,250	1,082,500	(475,122)
		PLN		PLN

PLN Currency Put	GSCO-OT	4.050	2/26/20	(1,012,500)	PLN 1,012,500	4,090,750	(3,965,993)
		RUB		RUB

RUB Currency Call	CITNA-B	63.040	12/16/19	(2,836,800)	RUB 2,836,800	402,075	(160,676)
		RUB		RUB

RUB Currency Put	GSCO-OT	72.000	4/8/20	(9,000,000)	RUB 9,000,000	3,902,625	(1,312,740)

74      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)	Premiums Received	Value
		USD		USD

S&P 500 Index Put	BOA	2355.470	2/21/20	0	[1]	USD 44,283	$460,969	$(271,724)
		CNH		SGD

SGD Currency Call	GSCO-OT	5.110	10/21/19	(75,000)		SGD 75,000	204,044	(668,256)
		CNH		SGD

SGD Currency Put	GSCO-OT	4.990	10/21/19	(75,000)		SGD 75,000	71,691	(5,424)
		THB		THB

THB Currency Put	SCB	31.500	12/20/19	(3,150,000)		THB 3,150,000	568,100	(204,246)
		TRY		TRY

TRY Currency Put	GSCO-OT	6.750	1/15/20	(337,500)		TRY 337,500	2,346,600	(340,420)
		TRY		TRY

TRY Currency Call	GSCO-OT	5.652	1/28/20	(565,200)		TRY 565,200	1,327,800	(1,685,607)
		TRY		TRY

TRY Currency Put	GSCO-OT	6.726	1/28/20	(336,300)		TRY 336,300	1,095,400	(433,161)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	16.208	1/27/20	(810,376)		ZAR 810,376	1,465,301	(900,886)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	16.000	7/23/20	(2,080,000)		ZAR 2,080,000	3,784,819	(6,456,965)

Total Over-the-Counter Options Written							$69,827,963	$(67,225,242)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.6 BRL per 1 USD.

2. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

3. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.61 BRL per 1 USD.

4. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 650 CLP per 1 USD.

5. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 EUR.

6. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 75 INR per 1 USD.

7. Upper Barrier Level: 90 INR/EUR. Lower Barrier Level: 75 INR/EUR. If at any time during the Event Period, the Spot Exchange Rate, in accordance with the Barrier Event Rate Source B, is equal to or less than the Lower Barrier Level this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium). Provided a Knock-Out event has not occurred, if at the Expiration Time on the Expiration Date: (i) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is equal to or greater than the Upper Barrier Level, this Transaction will be automatically exercised and the Seller shall pay the Settlement Amount to the Buyer on the Settlement Date. (ii) the Spot Exchange Rate, in accordance with the Barrier Event Rate Source A, is not equal to or greater than the Upper Barrier Level, this Transaction shall expire without any payment obligation on the part of either party (except in respect of the Premium) at the Expiration Time on the Expiration Date. If a Knock-Out event has occurred, notwithstanding the above, this Transaction will automatically terminate without any payment obligation on the part of either party (except in respect of the Premium).

Centrally Cleared Credit Default Swaps at September 30, 2019
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International	Sell	1.000%	6/20/22	USD 15,000	$928,605	$83,466	$1,012,071

75      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International	Buy	1.000%	12/20/24	USD 13,750	$(280,330)	$244,426	$(35,904)
CDX.EM.31	Buy	1.000	6/20/24	USD 58,700	(2,707,007)	2,737,174	30,167
Colombia Government International	Buy	1.000	12/20/24	USD 15,000	44,311	(51,890)	(7,579)
Indonesia Government International	Buy	1.000	12/20/24	USD 15,000	69,698	(73,911)	(4,213)
Intesa Sanpaolo S.p.A.	Buy	1.000	12/20/21	EUR 15,000	(548,711)	(192,998)	(741,709)
Mexico Government International	Buy	1.000	12/20/24	USD 27,500	(228,893)	211,187	(17,706)
Republic Of Italy Government I	Sell	1.000	12/20/21	USD 16,000	585,507	121,708	707,215
Republic Of South Africa Gover	Buy	1.000	12/20/24	USD 5,000	(231,039)	220,586	(10,453)

Total Centrally Cleared Credit Default Swaps					$(2,367,859)	$3,299,748	$931,889

Over-the-Counter Credit Default Swaps at September 30, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000%	6/20/25	USD 5,000	$831,849	$(319,121)	$512,728
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD 12,500	1,872,869	(797,803)	1,075,066
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD 23,250	3,615,506	(1,729,371)	1,886,135
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD 16,650	249,821	30,400	280,221
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD 5,000	788,898	(319,121)	469,777
Hellenic Republic
Government Bond	BAC	Sell	1.000	6/20/29	USD 12,500	2,405,132	(1,667,844)	737,288
Hellenic Republic
Government Bond	BAC	Sell	1.000	6/20/26	USD 18,750	2,339,101	(1,584,808)	754,293
Hellenic Republic
Government Bond	BAC	Sell	1.000	6/20/26	USD 20,000	2,309,198	(1,690,461)	618,737
Hellenic Republic
Government Bond	BAC	Sell	1.000	6/20/24	USD 16,500	1,137,077	(699,572)	437,505
Hellenic Republic
Government Bond	BOA	Sell	1.000	6/20/24	USD 5,000	409,667	(211,991)	197,676
Hellenic Republic
Government Bond	BOA	Sell	1.000	6/20/26	USD 20,500	2,487,399	(1,732,723)	754,676
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD 10,000	359,971	23,996	383,967
iTraxx Europe
Crossover Series 24
Version 1	JPM	Sell	5.000	12/20/20	EUR 5,000	(361,394)	231,652	(129,742)
Lloyds Banking
Group plc	JPM	Buy	1.000	6/20/24	EUR 2,500	(109,686)	59,824	(49,862)
Oriental Republic of
Uruguay	BOA	Sell	1.000	12/20/21	USD 14,802	267,519	(28,531)	238,988

76      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

Royal Bank Of Scotland Group plc	JPM	Buy	1.000%	6/20/24	EUR 2,500	$(125,923)	$73,622	$(52,301)

Total Over-the-Counter Credit Default Swaps						$18,477,004	$(10,361,852)	$8,115,152

Centrally Cleared Interest Rate Swaps at September 30, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 8,250	$—	$(1,136,038)	$(1,136,038)
BNP	Pay	BZDIOVRA	–	1/4/27	BRL 191,000	—	440,575	440,575
BOA	Receive	BBSW6M	1.655	7/16/29	AUD 113,025	—	(3,496,923)	(3,496,923)
BOA	Receive	Three-Month USD BBA LIBOR	2.307	4/2/24	USD 52,900	—	(2,117,969)	(2,117,969)
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 500,000	(7)	(242,939)	(242,946)
BOA	Pay	BZDIOVRA	6.630	1/2/25	BRL 113,600	—	186,071	186,071
CITNA-B	Pay	COOVIBR	5.220	8/12/29	COP 40,650,000	—	35,389	35,389
CITNA-B	Pay	COOVIBR	5.200	8/1/29	COP 44,884,000	—	27,176	27,176
CITNA-B	Pay	COOVIBR	4.990	5/2/20	COP 105,000,000	218,366	(196,353)	22,013
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 2,750,000	—	927,082	927,082
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 556,000	—	2,197,037	2,197,037
DEU	Pay	MXN TIIE BANXICO	8.525	1/15/24	MXN 480,000	—	1,859,476	1,859,476
DEU	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN 1,625,000	—	1,698,063	1,698,063
DEU	Pay	MXN TIIE BANXICO	7.340	7/24/29	MXN 263,300	—	536,091	536,091
GSCOI	Receive	CPURNSA	1.883	7/19/24	USD 108,000	—	(1,730,549)	(1,730,549)
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN 200,000	(30,941)	31,413	472
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN 99,000	—	(518,729)	(518,729)
GSCOI	Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD 10,730	—	(83,834)	(83,834)
GSCOI	Receive	Three-Month USD BBA LIBOR	2.512	4/29/29	USD 16,800	—	(1,524,266)	(1,524,266)
GSCOI	Pay	JIBA3M	8.690	8/8/29	ZAR 644,500	—	129,172	129,172
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN 95,000	3,197	234,988	238,185
GSCOI	Pay	MXN TIIE BANXICO	7.200	7/27/22	MXN 1,252,000	—	1,078,767	1,078,767
GSCOI	Pay	SORF6M	1.980	3/4/21	SGD 172,000	—	670,768	670,768
GSCOI	Receive	SORF6M	2.073	3/4/24	SGD 70,500	—	(1,125,846)	(1,125,846)

77      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	MXN TIIE BANXICO	8.620%	12/26/28	MXN 247,400	$—	$1,666,651	$1,666,651
GSCOI	Pay	Six-Month PLN WIBOR WIBO	2.580	2/6/23	PLN 115,000	—	1,256,711	1,256,711
GSCOI	Pay	Six-Month GBP BBA LIBOR	3.450	10/15/25	GBP 49,000	—	(917,787)	(917,787)
GSCOI	Receive	CPURNSA	1.869	7/22/24	USD 108,000	—	(1,502,089)	(1,502,089)
GSCOI	Receive	CPURNSA	1.873	7/25/24	USD 175,000	—	(2,715,244)	(2,715,244)
HSBC	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN 677,750	—	965,083	965,083
HSBC	Pay	MXN TIIE BANXICO	8.185	4/13/29	MXN 410,000	—	2,137,889	2,137,889
JPM	Pay	WIBR6M	1.638	4/25/22	PLN 51,500	—	(15,837)	(15,837)
JPM	Pay	WIBR6M	1.630	1/25/23	PLN 64,000	—	(18,723)	(18,723)
JPM	Pay	BZDIOVRA	6.528	1/2/24	BRL 129,900	—	252,251	252,251
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN 90,200	(23,448)	1,189,956	1,166,508
JPM	Pay	MXN TIIE BANXICO	6.710	9/23/21	MXN 1,025,000	—	31,652	31,652
JPM	Receive	NDBB3M	1.368	5/15/31	NZD 50,000	—	(285,050)	(285,050)
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN 2,210,000	—	2,066,796	2,066,796
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD 12,000	—	(555,671)	(555,671)
JPM	Pay	Six-Month PLN WIBOR WIBO	2.090	1/11/22	PLN 160,000	—	781,907	781,907
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL 1,581,700	—	339,816	339,816
MSCO	Receive	CPURNSA	1.856	7/30/24	USD 220,750	—	(2,933,558)	(2,933,558)
MSCO	Receive	EUR006M	1.060	4/30/59	EUR 71,050	—	(8,253,934)	(8,253,934)
MSCO	Pay	EUR006M	1.282	4/29/49	EUR 63,950	—	7,008,049	7,008,049
SAN	Pay	BZDIOVRA	6.900	1/2/27	BRL 212,000	—	411,029	411,029
SIB	Pay	MXN TIIE BANXICO	7.770	3/25/24	MXN 1,150,000	—	2,863,126	2,863,126
UBS	Pay	BBSW3M	1.560	3/21/21 AUD 361,000		—	2,719,743	2,719,743
UBS	Receive	BBSW6M	1.823	3/21/24 AUD 147,500		—	(4,051,674)	(4,051,674)

Total Centrally Cleared Interest Rate Swaps						$167,167	$319,714	$486,881

Over-the-Counter Interest Rate Swaps at September 30, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	5.740%	5/16/21	INR 5,700,000	$—	$(974,459)	$(974,459)
BOA	Receive	INR FBIL MIBOR OIS Compound	5.670	5/27/21	INR 4,536,000	—	(626,959)	(626,959)
CITNA-B	Receive	JIBA3M	8.139	1/31/30	ZAR 367,000	—	(852,676)	(852,676)

78      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.470%	9/29/26	COP 55,000,000	$—	$1,568,550	$1,568,550
GSCOI	Receive	KWCDC	1.705	4/25/24	KRW 117,050,000	—	(2,147,752)	(2,147,752)
GSCOI	Pay	KWCDC	1.743	4/25/21	KRW 289,300,000	—	1,774,553	1,774,553
GSCOI	Pay	MOSKP3	8.360	6/24/29	RUB 432,500	—	549,696	549,696
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 39,425,000	—	1,683,389	1,683,389
JPM	Receive	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP 105,000,000	—	196,353	196,353
JPM	Pay	Five-Year EUR CPI EXT	2.080	5/24/37	EUR 50,000	—	1,921,666	1,921,666
JPM	Receive	Five-Year EUR CPI EXT	1.603	5/24/27	EUR 50,000	—	(1,956,835)	(1,956,835)
JPM	Receive	JIBA3M	7.955	1/31/30	ZAR 385,000	—	(546,171)	(546,171)
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR 1,700,000	—	(1,374,781)	(1,374,781)

Total Over-the-Counter Interest Rate Swaps						$—	$(785,426)	$(785,426)

Over-the-Counter Credit Default Swaptions Written at September 30, 2019
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	5.000%	12/18/19	EUR 50,000	$370,460	$(262,508)
Credit Default Swap maturing 6/20/24 Put	JPM	Buy	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR 50,000	497,632	(398,176)
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR 50,000	304,109	(106,713)
Credit Default Swap maturing 6/20/24 Call	JPM	Sell	iTraxx Europe Crossover Series 31 Version 1	5.000	12/18/19	EUR 50,000	93,997	(25,537)

Total Over-the-Counter Credit Default Swaptions Written							$1,266,198	$(792,934)

79      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written at September 30, 2019
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 8/6/20 Call	BOA	Pay	Three- Month USD BBA LIBOR	1.435%	8/6/20	USD	100,000	$1,365,000	$(1,209,676)

Interest Rate Swap maturing 8/6/20 Call	BOA	Pay	Three- Month USD BBA LIBOR	1.235	8/6/20	USD	100,000	992,000	(831,886)

Interest Rate Swap maturing 6/15/20 Put	GSCOI	Receive	Three- Month RUB MOSPRIME NFEA	8.080	6/15/20	RUB	1,676,500	521,411	(379,241)

Interest Rate Swap maturing 1/9/20 Call	GSCOI	Pay	Three- Month USD BBA LIBOR	1.600	1/9/20	USD	166,700	891,845	(1,811,917)

Interest Rate Swap maturing 9/17/67 Put	JPM	Pay	Six-Month EUR EURIBOR	3.100	9/15/37	EUR	200,000	19,261,234	(7,251,043)

Interest Rate Swap Maturing 5/5/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	2.159	5/5/20	USD	250,000	1,875,000	(11,580,195)

Interest Rate Swap Maturing 6/8/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.693	6/8/20	USD	250,000	1,488,750	(584,360)

Interest Rate Swap Maturing 6/8/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.693	6/8/20	USD	250,000	1,488,750	(1,783,597)

Interest Rate Swap maturing 7/9/20 Put	JPM	Pay	Three- Month USD BBA LIBOR	1.801	7/9/20	USD	167,000	2,070,800	(810,874)

Interest Rate Swap maturing 7/9/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.501	7/9/20	USD	167,000	1,143,950	(2,186,626)

Interest Rate Swap maturing 7/20/20 Put	JPM	Receive	Three- Month USD BBA LIBOR	1.803	7/20/20	USD	250,000	3,137,500	(1,249,445)

Interest Rate Swap maturing 7/20/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.403	7/20/20	USD	250,000	1,445,000	(2,775,032)

80      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 11/14/19 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.630%	11/14/19	USD 212,000	$ 640,000	$ (517,645)
Interest Rate Swap maturing 2/14/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.600	2/14/20	USD 500,000	1,075,000	(1,282,860)
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.530	8/17/20	USD 496,000	1,820,000	(1,961,591)
Interest Rate Swap maturing 3/27/20 Call	MSCO	Pay	Six-Month EUR EURIBOR	0.000	3/27/20	EUR 187,500	1,784,989	(929,358)

Total Over-the-Counter Interest Rate Swaptions Written							$ 41,001,229	$ (37,145,346)

Glossary:
Counterparty Abbreviations

BAC	Barclays Bank plc

BNP	BNP Paribas

BOA	Bank of America NA

CITNA-B	Citibank NA

DEU	Deutsche Bank AG

GSCOI	Goldman Sachs International

GSCO-OT	Goldman Sachs Bank USA

HSBC	HSBC Bank USA NA

JPM	JPMorgan Chase Bank NA

MOS	Morgan Stanley & Co., Inc.

MSCO	Morgan Stanley Capital Services, Inc.

RBC	RBC Dominion Securities

SAN	Santander

SCB	Standard Chartered Bank

SIB	Banco Santander SA

UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNH	Offshore Chinese Renminbi

COP	Colombian Peso

EGP	Egyptian Pounds

EUR	Euro

GBP	British Pound Sterling

81      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Nuevo Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian New Sol

PHP	Philippine Peso

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	New Turkish Lira

ZAR	South African Rand

Definitions

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate

BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days

BANXICO	Banco de Mexico

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

BBSW3M	ASX Australian Bank Bill Short Term Rate 3 Month Mid

BBSW6M	ASX Australian Bank Bill Short Term Rate 6 Month Mid

BP0003M	ICE LIBOR GBP 3 Month

BTP	Italian Treasury Bonds

BUND	German Federal Obligation

BUXL	German Federal Obligation

BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate

CDX.EM.31	Markit CDX Emerging Markets Index

COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate

CPI EXT	Excluding Tobacco Consumer Price Index

CPURNSA	US Consumer Price Index Urban Consumers

EUR003M	EURIBOR 3 Month ACT/360

EUR006M	EURIBOR 6 Month ACT/360

EURIBOR	Euro Interbank Offered Rate

EUSA5	EUR Swap Annual 5 Year

FBIL	Financial Benchmarks India Private Ltd.

GDR	Global Depositary Receipt

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

IBR	Indicador Bancario de Referencia

ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate

JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month

JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month

KWCDC	South Korean Won Index

MIBOR	Mumbai Interbank Offered Rate

MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate

82      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Definitions (Continued)

MOSPRIME NEFA	Moscow Prime Offered Rate

NDBB3M	New Zealand Bank Bill 3 Month

OIS	Overnight Index Swap

S&P	Standard & Poor’s

SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month

TIIE	Interbank Equilibrium Interest Rate

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

USSW5	USD Swap Semi 30/360 5 Year

WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

WIBR6M	GBP Benchmark WIBOR PLN 6 month

See accompanying Notes to Consolidated Financial Statements.

83      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES

	October 31, 2019 September 30, 2019
Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $3,549,831,410 and $3,644,544,807)	$3,430,613,951	$3,458,200,128
Affiliated companies (cost $234,150,380 and $215,837,538)	234,071,393	215,769,322

	3,664,685,344	3,673,969,450
Cash	41,988,877	77,008,331
Cash—foreign currencies (cost $38,995,594 and $40,763,724)	39,608,483	43,558,674
Cash used for collateral on OTC derivatives	2,840,000	4,230,000
Cash used for collateral on centrally cleared swaps	90,993,089	74,308,734
Unrealized appreciation on forward currency exchange contracts	162,061,869	85,537,862
Swaps, at value (net premiums received $280,308 and $12,789)	4,515,726	8,113,701
Variation margin receivable - centrally cleared swaps	—	3,245,801

Receivables and other assets:

Interest and dividends	61,227,777	51,583,998

Investments sold	47,083,960	26,807,525

Shares of beneficial interest sold	3,469,119	4,595,737

Variation margin receivable - futures contracts	3,813,860	144,913

Other	647,398	2,245,649

Total assets	4,122,935,502	4,055,350,375
Liabilities
Unrealized depreciation on forward currency exchange contracts	206,900,584	124,276,733
Options written, at value (premiums received $65,121,118 and $71,725,391)	52,472,542	68,277,422
Swaps, at value (premiums received $18,196,696 and $18,464,215)	9,720,364	19,260,979
Variation margin payable - centrally cleared swaps	1,616,247	—
Swaptions written, at value (premiums received $14,391,383 and $42,267,427)	11,695,008	37,938,280

Payables and other liabilities:

Investments purchased	63,629,572	64,074,112

Shares of beneficial interest redeemed	6,741,734	10,133,032

Foreign capital gains tax	3,095,826	2,770,983

Transfer and shareholder servicing agent fees	1,351,628	1,445,095

Dividends	898,373	896,595

Shareholder communications	486,000	486,000

Trustees’ compensation	391,838	432,547

Distribution and service plan fees	347,598	358,261

Advisory fees	55,450	56,205

Administration fees	1,453	461

Other	5,591,332	1,441,345

Total liabilities	364,995,549	331,848,050

Net Assets	$3,757,939,953	$3,723,502,325

84      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

October 31, 2019 September 30, 2019
Composition of Net Assets
Shares of beneficial interest	$4,003,443,957	$4,101,502,336
Total accumulated loss	(245,504,004)	(378,000,011)
Net Assets	$3,757,939,953	$3,723,502,325

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $1,043,265,354 and 188,618,423 at October 31, 2019 and $1,039,682,791 and 192,277,732 at September 30, 2019)	$5.53	$5.41

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$5.78	$5.65

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $113,328,942 and 20,566,884 at October 31, 2019 and $116,134,476 and 21,558,589 at September 30, 2019)	$5.51	$5.39

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $99,079,528 and 17,965,547 at October 31, 2019 and $98,379,672 and 18,247,317 at September 30, 2019)	$5.51	$5.39

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $1,623,640,080 and 293,626,083 at October 31, 2019 and $1,611,796,908 and 298,160,897 at September 30, 2019)	$5.53	$5.41

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,228 and 1,848 at October 31, 2019 and $9,999 and 1,848 at September 30, 2019)	$5.53	$5.41

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $878,615,821 and 159,031,066 at October 31, 2019 and $857,498,479 and 158,765,031 at September 30, 2019)	$5.52	$5.40

See accompanying Notes to Consolidated Financial Statements.

85      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS

	One Month Ended October 31, 2019	Year Ended September 30, 2019
Investment Income
Interest (net of foreign withholding taxes of $327,602 and $3,753,519, respectively)	$17,607,816	$283,213,963
Dividends:
Affiliated companies	216,015	5,303,282
Total investment income	17,823,831	288,517,245
Expenses
Advisory fees	1,715,049	25,410,396
Administration fees	44,934	208,988
Distribution and service plan fees:
Class A	207,291	2,523,252
Class C	98,405	2,330,813
Class R	41,914	539,387
Transfer and shareholder servicing agent fees:
Class A	160,442	1,778,793
Class C	17,910	403,418
Class R	15,256	188,156
Class Y	249,222	3,964,435
Class R5	1	2
Class R6	5,148	244,488
Shareholder communications:
Class A	—	132,985
Class C	55	20,577
Class R	1	11,928
Class Y	76	253,054
Class R5	—	1
Class R6	—	106,462
Custodian fees and expenses	80,775	1,036,902
Trustees’ compensation	5,947	117,123
Borrowing fees	—	98,669
Other	83,043	505,738
Total expenses	2,725,469	39,875,567
Less waivers and reimbursements of expenses	(48,521)	(1,393,718)
Net expenses	2,676,948	38,481,849
Net Investment Income	15,146,883	250,035,396

86      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	One Month Ended October 31, 2019	Year Ended September 30, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies(net of foreign capital gains tax of $84,707 and $403,891, respectively)	$(23,574,153)	$(77,478,872)
Affiliated companies	(70,680)	—
Option contracts written	18,068,594	110,647,503
Futures contracts	1,951,730	(72,464,074)
Foreign currency transactions	1,348,669	(1,548,666)
Forward currency exchange contracts	(5,307,938)	(173,301,278)
Swap contracts	(2,340,580)	(26,245,328)
Swaption contracts written	4,833,271	(35,777,355)
Net realized loss	(5,091,087)	(276,168,070)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $324,843 and $2,770,983, respectively)	66,802,377	181,187,103
Affiliated companies	(10,771)	(68,216)
Translation of assets and liabilities denominated in foreign currencies	(3,381,293)	4,883,310
Forward currency exchange contracts	(6,099,844)	34,344,968
Futures contracts	3,127,671	(6,439,303)
Option contracts written	9,200,607	21,339,984
Swap contracts	21,341,704	16,842,578
Swaption contracts written	(1,632,772)	(2,041,819)
Net change in unrealized appreciation/(depreciation)	89,347,679	250,048,605
Net Increase in Net Assets Resulting from Operations	$99,403,475	$223,915,931

See accompanying Notes to Consolidated Financial Statements.

87      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income	$15,146,883	$250,035,396	$249,387,859
Net realized gain (loss)	(5,091,087)	(276,168,070)	49,393,784
Net change in unrealized appreciation/(depreciation)	89,347,679	250,048,605	(546,567,656)

Net increase (decrease) in net assets resulting from operations	99,403,475	223,915,931	(247,786,013)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:[1]
Class A	—	—	(27,440,410)
Class B	—	—	(38,410)
Class C	—	—	(6,338,822)
Class R	—	—	(2,664,591)
Class Y	—	—	(62,572,404)
Class R5	—	—	—
Class R6	—	—	(31,579,039)

Total distributions from distributable earnings	—	—	(130,633,676)
Tax return of capital distribution:
Class A	(3,965,134)	(52,731,735)	(24,741,533)
Class B	—	—	(34,633)
Class C	(367,267)	(10,455,145)	(5,715,373)
Class R	(354,905)	(5,328,769)	(2,402,517)
Class Y	(6,486,852)	(123,937,645)	(56,418,149)
Class R5	(41)	(176)	—
Class R6	(3,610,322)	(59,436,588)	(28,473,110)

Total return of capital distribution	(14,784,521)	(251,890,058)	(117,785,315)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(19,951,766)	(27,973,352)	(98,153,512)
Class B	—	—	(6,285,572)
Class C	(5,433,229)	(176,957,426)	(50,277,315)
Class R	(1,538,186)	(18,127,871)	(3,074,235)
Class Y	(24,711,199)	(978,206,520)	496,898,414
Class R5	—	10,000	—
Class R6	1,453,054	(541,379,288)	322,995,519

Total beneficial interest transactions	(50,181,326)	(1,742,634,457)	662,103,299
Net Assets
Total increase (decrease)	34,437,628	(1,770,608,584)	165,898,295
Beginning of period	3,723,502,325	5,494,110,909	5,328,212,614

End of period	$3,757,939,953	$3,723,502,325	$5,494,110,909

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components

88      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

separately, except for tax return of capital. For the year ended September 30, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Consolidated Financial Statements.

89      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data

Net asset value, beginning of period	$5.41	$5.47	$5.95	$5.95	$5.62	$6.01

Income (loss) from investment operations:

Net investment income[1]	0.02	0.28	0.25	0.23	0.22	0.18

Net realized and unrealized gain (loss)	0.12	(0.06)	(0.48)	0.03	0.33	(0.39)

Total from investment operations	0.14	0.22	(0.23)	0.26	0.55	(0.21)

Dividends and/or distributions to shareholders:

Dividends from net investment income	0.00	0.00	(0.13)	(0.10)	(0.10)	(0.14)

Tax return of capital distribution	(0.02)	(0.28)	(0.12)	(0.16)	(0.12)	(0.04)

Total dividends and/or distributions to shareholders	(0.02)	(0.28)	(0.25)	(0.26)	(0.22)	(0.18)

Net asset value, end of period	$5.53	$5.41	$5.47	$5.95	$5.95	$5.62

Total Return, at Net Asset Value[2]	2.60%	4.15%	(4.20)%	4.67%	9.95%	(3.57)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,043,265	$1,039,683	$1,082,539	$1,280,770	$1,611,584	$2,010,994

Average net assets (in thousands)	$1,040,236	$1,021,107	$1,215,253	$1,391,397	$1,753,796	$2,556,904

Ratios to average net assets:[3]

Net investment income	4.60%	5.15%	4.31%	3.94%	3.78%	3.03%

Expenses excluding specific expenses listed below	1.03%	1.02%	1.01%	1.05%	1.05%	1.02%

Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]

Total expenses[5]	1.03%	1.02%	1.01%	1.05%	1.05%	1.02%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	0.99%	0.99%[6]	1.02%	1.03%	1.02%[6]

Portfolio turnover rate[7]	7%	105%	115%	96%	128%	111%

90      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.04%
Year Ended September 30, 2019	1.03%
Year Ended September 30, 2018	1.02%
Year Ended September 30, 2017	1.06%
Year Ended September 30, 2016	1.05%
Year Ended September 30, 2015	1.02%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

91      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.39	$5.45	$5.93	$5.92	$5.60	$5.99
Income (loss) from investment operations:
Net investment income[1]	0.02	0.24	0.21	0.18	0.17	0.13
Net realized and unrealized gain (loss)	0.12	(0.06)	(0.48)	0.05	0.32	(0.38)

Total from investment operations	0.14	0.18	(0.27)	0.23	0.49	(0.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.11)	(0.08)	(0.07)	(0.11)
Tax return of capital distribution	(0.02)	(0.24)	(0.10)	(0.14)	(0.10)	(0.03)

Total dividends and/or distributions to shareholders	(0.02)	(0.24)	(0.21)	(0.22)	(0.17)	(0.14)
Net asset value, end of period	$5.51	$5.39	$5.45	$5.93	$5.92	$5.60

Total Return, at Net Asset Value[2]	2.55%	3.36%	(4.79)%	3.89%	8.97%	(4.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,329	$116,134	$291,793	$369,679	$493,319	$585,788
Average net assets (in thousands)	$116,029	$232,700	$340,435	$414,939	$524,002	$713,793
Ratios to average net assets:[3]
Net investment income	3.84%	4.39%	3.56%	3.20%	3.04%	2.30%
Expenses excluding specific expenses listed below	1.79%	1.77%	1.76%	1.80%	1.80%	1.77%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]

Total expenses[5]	1.79%	1.77%	1.76%	1.80%	1.80%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.74%	1.74%	1.77%	1.78%	1.77%[6]
Portfolio turnover rate[7]	7%	105%	115%	96%	128%	111%

92      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.80%
Year Ended September 30, 2019	1.78%
Year Ended September 30, 2018	1.77%
Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	1.77%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

93      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.39	$5.45	$5.93	$5.93	$5.60	$5.99
Income (loss) from investment operations:
Net investment income[1]	0.02	0.27	0.24	0.21	0.20	0.16
Net realized and unrealized gain (loss)	0.12	(0.06)	(0.49)	0.04	0.33	(0.39)

Total from investment operations	0.14	0.21	(0.25)	0.25	0.53	(0.23)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.12)	(0.09)	(0.09)	(0.12)
Tax return of capital distribution	(0.02)	(0.27)	(0.11)	(0.16)	(0.11)	(0.04)

Total dividends and/or distributions to shareholders	(0.02)	(0.27)	(0.23)	(0.25)	(0.20)	(0.16)
Net asset value, end of period	$5.51	$5.39	$5.45	$5.93	$5.93	$5.60

Total Return, at Net Asset Value[2]	2.59%	3.88%	(4.47)%	4.41%	9.70%	(3.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,080	$98,380	$117,668	$131,112	$146,479	$166,932
Average net assets (in thousands)	$98,909	$108,114	$125,233	$133,661	$149,525	$192,512
Ratios to average net assets:[3]
Net investment income	4.34%	4.90%	4.06%	3.67%	3.54%	2.81%
Expenses excluding specific expenses listed below	1.29%	1.27%	1.25%	1.30%	1.29%	1.27%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]

Total expenses[5]	1.29%	1.27%	1.25%	1.30%	1.29%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.24%	1.23%	1.27%	1.27%	1.27%[6]
Portfolio turnover rate[7]	7%	105%	115%	96%	128%	111%

94      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.30%
Year Ended September 30, 2019	1.28%
Year Ended September 30, 2018	1.26%
Year Ended September 30, 2017	1.31%
Year Ended September 30, 2016	1.29%
Year Ended September 30, 2015	1.27%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

95      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.41	$5.47	$5.95	$5.95	$5.61	$6.01
Income (loss) from investment operations:
Net investment income[1]	0.02	0.29	0.26	0.24	0.23	0.20
Net realized and unrealized gain (loss)	0.12	(0.05)	(0.48)	0.04	0.34	(0.41)

Total from investment operations	0.14	0.24	(0.22)	0.28	0.57	(0.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.14)	(0.11)	(0.10)	(0.15)
Tax return of capital distribution	(0.02)	(0.30)	(0.12)	(0.17)	(0.13)	(0.04)

Total dividends and/or distributions to shareholders	(0.02)	(0.30)	(0.26)	(0.28)	(0.23)	(0.19)
Net asset value, end of period	$5.53	$5.41	$5.47	$5.95	$5.95	$5.61

Total Return, at Net Asset Value[2]	2.62%	4.40%	(3.80)%	4.75%	10.42%	(3.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,623,640	$1,611,797	$2,597,821	$2,345,993	$2,072,160	$2,781,868
Average net assets (in thousands)	$1,616,370	$2,278,029	$2,618,549	$2,088,382	$2,399,267	$3,128,046
Ratios to average net assets:[3]
Net investment income	4.84%	5.39%	4.56%	4.13%	4.03%	3.32%
Expenses excluding specific expenses listed below	0.79%	0.77%	0.76%	0.80%	0.80%	0.77%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]

Total expenses[5]	0.79%	0.77%	0.76%	0.80%	0.80%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.74%	0.74%	0.77%	0.78%	0.77%[6]
Portfolio turnover rate[7]	7%	105%	115%	96%	128%	111%

96      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.80%
Year Ended September 30, 2019	0.78%
Year Ended September 30, 2018	0.77%
Year Ended September 30, 2017	0.81%
Year Ended September 30, 2016	0.80%
Year Ended September 30, 2015	0.77%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

97      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R5	One Month Ended October 31, 2019	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$5.41	$5.41
Income (loss) from investment operations:
Net investment income[2]	0.02	0.11
Net realized and unrealized gain (loss)	0.12	(0.01)

Total from investment operations	0.14	0.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Tax return of capital distribution	(0.02)	(0.10)

Total dividends and/or distributions to shareholders	(0.02)	(0.10)
Net asset value, end of period	$5.53	$5.41

Total Return, at Net Asset Value[3]	2.62%	1.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income	4.93%	5.48%
Expenses excluding specific expenses listed below	0.68%	0.67%
Interest and fees from borrowings	0.00%	0.00%

Total expenses[5]	0.68%	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.65%
Portfolio turnover rate[6]	7%	105%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.69%
Period Ended September 30, 2019	0.68%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

98      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Class R6	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$5.40	$5.46	$5.94	$5.94	$5.61	$6.00
Income (loss) from investment operations:
Net investment income[1]	0.02	0.30	0.27	0.25	0.24	0.21
Net realized and unrealized gain (loss)	0.12	(0.06)	(0.48)	0.04	0.33	(0.39)

Total from investment operations	0.14	0.24	(0.21)	0.29	0.57	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.14)	(0.11)	(0.10)	(0.16)
Tax return of capital distribution	(0.02)	(0.30)	(0.13)	(0.18)	(0.14)	(0.05)

Total dividends and/or distributions to shareholders	(0.02)	(0.30)	(0.27)	(0.29)	(0.24)	(0.21)
Net asset value, end of period	$5.52	$5.40	$5.46	$5.94	$5.94	$5.61

Total Return, at Net Asset Value[2]	2.64%	4.55%	(3.83)%	5.12%	10.45%	(3.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$878,616	$857,498	$1,404,290	$1,194,372	$1,631,480	$1,154,225
Average net assets (in thousands)	$868,548	$1,065,312	$1,278,527	$1,327,997	$1,406,045	$918,521
Ratios to average net assets:[3]
Net investment income	5.01%	5.53%	4.71%	4.37%	4.28%	3.54%
Expenses excluding specific expenses listed below	0.62%	0.62%	0.60%	0.61%	0.60%	0.57%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]

Total expenses[5]	0.62%	0.62%	0.60%	0.61%	0.60%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.60%	0.58%	0.59%	0.58%	0.57%[6]
Portfolio turnover rate[7]	7%	105%	115%	96%	128%	111%

99      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.63%
Year Ended September 30, 2019	0.63%
Year Ended September 30, 2018	0.61%
Year Ended September 30, 2017	0.62%
Year Ended September 30, 2016	0.60%
Year Ended September 30, 2015	0.57%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

100      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS October 31, 2019 and September 30, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer International Bond Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective October 31, 2019, the Fund’s fiscal year end changed from September 30 to

October 31.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board

102      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund

104      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

has analyzed its tax positions for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table for the one month ended October 31, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$142,251,510	$115,747,298

1. At period end, the Fund had $129,370,079 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $12,881,431 of straddle losses which were deferred.

3. During the one month reporting period ended October 31, 2019, the Fund utilized $3,876,970 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period ended September 30, 2019, the Fund did not utilize any capital loss carryforward.

The tax components of capital shown in the following table for the fiscal year ended

105      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

September 30, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$191,628,038	$195,417,876

1. At period end, the Fund had $133,247,049 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $48,904,239 of post-October foreign currency losses which were deferred.

3. The Fund had $9,476,750 of straddle losses which were deferred.

4. During the reporting period ended September 30, 2019, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period ended September 30, 2018, the Fund utilized $50,756,055 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, for the one month ended October 31, 2019, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss
$47,877,053	$47,877,053

Accordingly, for the fiscal year ended September 30, 2019, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss
$255,344,150	$255,344,150

106      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

The tax character of distributions paid during the reporting periods:

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Ordinary income	$—	$—	$130,633,676
Return of capital	14,784,521	251,890,058	117,785,315

Total	$14,784,521	$251,890,058	$248,418,991

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	One Month Ended October 31, 2019	Year Ended September 30, 2019
Federal tax cost of securities	$3,801,663,469	$3,873,815,904
Federal tax cost of other investments	(229,196,853)	(282,296,325)

Total federal tax cost	$3,572,466,616	$3,591,519,579

Gross unrealized appreciation	$275,906,288	$272,916,299
Gross unrealized depreciation	(391,653,586)	(468,334,175)

Net unrealized depreciation	$(115,747,298)	$(195,417,876)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a consolidated basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J. Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt

108      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.”

K. Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L. Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

M. Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded

109      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N. Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When

110      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or

111      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements tables. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O. Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the

112      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P. Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently

113      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

“marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R. Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be

114      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

subject to greater market and credit risk than if the Fund invested more broadly.

S. Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

T. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one month ended October 31, 2019 and the year ended September 30, 2019, the effective advisory fee incurred by the Fund was 0.53% and 0.54% annualized, respectively.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. From October 1, 2018 until the date of the Reorganization, the Acquired Fund paid $17,282,656 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.67% and 0.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the one month ended October 31, 2019, the Adviser waived advisory fees of $43,064 and reimbursed fund expenses of $294, $271 and $4,892 for Class C, Class R and Class Y, respectively. For the year ended September 30, 2019, the Adviser waived advisory fees of $491,078 and reimbursed fund expenses of $173,459, $19,617, $16,772, $284,908 and $28,836 for Class A, Class C, Class R, Class Y and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For one month ended October 31,2019 and the year ended September 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid

116      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month ended October 31, 2019 and the year ended September 30, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month ended October 31, 2019 and year ended September 30, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month ended October 31, 2019, IDI advised the Fund that IDI retained $4,137 in front-end sales commissions from the sale of Class A shares and $610 and $127 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $9,409 in front-end sales commissions from the sale of Class A shares and $4,130 and $2,220 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $45,640 in front–end sales commissions from the sale of Class A shares and $3,866 and $8,952 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date,

117      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following is a summary of the tiered valuation input levels, as of October 31, 2019:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$180,881,380	$—	$180,881,380
U.S. Government Obligation	—	4,076,057	—	4,076,057
Foreign Government Obligations	—	2,296,453,418	—	2,296,453,418
Corporate Bonds and Notes	—	568,369,778	1,419,264	569,789,042
Common Stock	—	—	—	—
Structured Securities	—	16,268,738	—	16,268,738
Short-Term Notes	—	313,979,742	—	313,979,742
Exchange-Traded Options Purchased	1,502,060	—	—	1,502,060
Over-the-Counter Options Purchased	—	34,528,254	—	34,528,254
Over-the-Counter Credit Default Swaption Purchased	—	175,176	—	175,176
Over-the-Counter Interest Rate Swaptions Purchased	—	12,960,084	—	12,960,084

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Investment Companies	$232,541,098	$1,530,295	$—	$234,071,393

Total Investments, at Value	234,043,158	3,429,222,922	1,419,264	3,664,685,344
Other Financial Instruments:
Swaps, at value	—	4,515,726	—	4,515,726
Centrally cleared swaps, at value	—	38,462,017	—	38,462,017
Futures contracts	1,923,498	—	—	1,923,498
Forward currency exchange contracts	—	162,061,869	—	162,061,869

Total Assets	$235,966,656	$3,634,262,534	$1,419,264	$3,871,648,454

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(9,720,364)	$—	$(9,720,364)
Centrally cleared swaps, at value	—	(19,490,671)	—	(19,490,671)
Exchange-Traded Options written, at value	(535,000)	—	—	(535,000)
Options written, at value	—	(51,937,542)	—	(51,937,542)
Futures contracts	(84,231)	—	—	(84,231)
Forward currency exchange contracts	—	(206,900,584)	—	(206,900,584)
Swaptions written, at value	—	(11,695,008)	—	(11,695,008)

Total Liabilities	$(619,231)	$(299,744,169)	$—	$(300,363,400)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a summary of the tiered valuation input levels, as of September 30, 2019:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$179,047,660	$—	$179,047,660
Foreign Government Obligations	—	2,298,646,163	—	2,298,646,163
Corporate Bonds and Notes	—	591,843,716	—	591,843,716
Common Stock	—	—	—	—
Structured Securities	—	17,476,126	248,271	17,724,397
Short-Term Notes	—	313,424,250	—	313,424,250
Exchange-Traded Options Purchased	2,674,009	—	—	2,674,009
Over-the-Counter Options Purchased	—	20,373,334	—	20,373,334
Over-the-Counter Credit Default Swaptions Purchased	—	1,001,496	—	1,001,496
Over-the-Counter Interest Rate Swaptions Purchased	—	33,465,103	—	33,465,103
Investment Companies	212,617,419	3,151,903	—	215,769,322

Total Investments, at Value	215,291,428	3,458,429,751	248,271	3,673,969,450

119      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Swaps, at value	$—	$8,113,701	$—	$8,113,701
Centrally cleared swaps, at value	—	37,361,274	—	37,361,274
Futures contracts	103,140	—	—	103,140
Forward currency exchange contracts	—	85,537,862	—	85,537,862

Total Assets	$215,394,568	$3,589,442,588	$248,271	$3,805,085,427

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(19,260,979)	$—	$(19,260,979)
Centrally cleared swaps, at value	—	(33,741,812)	—	(33,741,812)
Exchange-Traded Options, at value	(1,052,180)	—	—	(1,052,180)
Options written, at value	—	(67,225,242)	—	(67,225,242)
Futures contracts	(1,391,544)	—	—	(1,391,544)
Forward currency exchange contracts	—	(124,276,733)	—	(124,276,733)
Swaptions written, at value	—	(37,938,280)	—	(37,938,280)

Total Liabilities	$(2,443,724)	$(282,443,046)	$—	$(284,886,770)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities as of October 31, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of October 31, 2019:

120      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$8,734,220	$(8,734,220)	$–	$–	$–
Barclays Bank plc	3,768,014	(3,768,014)	–	–	–
BNP Paribas	113,164	–	–	–	113,164
Citibank NA	36,661,115	(36,661,115)	–	–	–
Goldman Sachs Bank USA	22,693,794	(22,693,794)	–	–	–
Goldman Sachs International	11,398,573	(8,460,671)	(2,644,262)	–	293,640
HSBC Bank USA NA	1,342,515	(1,342,515)	–	–	–
JPMorgan Chase Bank NA	103,745,610	(103,745,610)	–	–	–
Morgan Stanley & Co., Inc.	1,583,830	(1,583,830)	–	–	–
Morgan Stanley Capital Services, Inc.	8,278,582	(4,902,147)	–	(1,605,000)	1,771,435
RBC Dominion Securities	11,690,779	(9,925,599)	–	(710,000)	1,055,180
Standard Chartered Bank	4,230,913	(4,230,913)	–	–	–

	$214,241,109	$(206,048,428)	$(2,644,262)	$(2,315,000)	$3,233,419

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(21,978,973)	$8,734,220	$13,244,753	$–	$–
Barclays Bank plc	(10,582,129)	3,768,014	6,091,225	–	(722,890)
Citibank NA	(55,175,817)	36,661,115	18,514,702	–	–
Deutsche Bank AG	(1,293,805)	–	–	–	(1,293,805)
Goldman Sachs Bank USA	(35,792,243)	22,693,794	7,352,542	2,840,000	(2,905,907)

121      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs International	$(8,460,671)	$8,460,671	$–	$–	$–
HSBC Bank USA NA	(5,184,070)	1,342,515	3,841,555	–	–
JPMorgan Chase Bank NA	(117,316,041)	103,745,610	13,570,431	–	–
Morgan Stanley & Co., Inc.	(4,253,575)	1,583,830	–	–	(2,669,745)
Morgan Stanley Capital Services, Inc.	(4,902,147)	4,902,147	–	–	–
RBC Dominion Securities	(9,925,599)	9,925,599	–	–	–
Standard Chartered Bank	(5,388,428)	4,230,913	1,157,515	–	–

	$(280,253,498)	$206,048,428	$63,772,723	$2,840,000	$(7,592,347)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at October 31, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of October 31, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$431,620		Swaps, at value	$6,009,876
Interest rate contracts	Swaps, at value	4,084,106		Swaps, at value	3,710,488
Credit contracts	Centrally cleared swaps, at value	3,273,078	[1]	Centrally cleared swaps, at value	571,106	[1]
Interest rate contracts	Centrally cleared swaps, at value	35,188,939	[1]	Centrally cleared swaps, at value	18,919,565	[1]
Interest rate contracts	Variation margin receivable	1,923,498	[2]	Variation margin payable	84,231	[2]
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	162,061,869		Unrealized depreciation on foreign currency exchange contracts	206,900,584
Equity contracts				Options written, at value	535,000

122      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Currency contracts			Options written, at value	$51,937,542
Credit contracts	Investments, at value	$175,176[3]	Swaptions written, at value	285,761
Equity contracts	Investments, at value	1,502,060[3]
Currency contracts	Investments, at value	34,528,254[3]
Interest rate contracts Investments, at value		12,960,084[3]	Swaptions written, at value	11,409,247

Total		$256,128,684		$300,363,400

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the One Month Ended October 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts

Credit contracts	$247,591	$(35,782)	$—	$—	$—
Currency contracts	(5,674,114)	—	18,050,741	—	—
Equity contracts	(40,991)	—	17,853	—	—
Forward currency exchange contracts	—	—	—	—	(5,307,938)
Interest rate contracts	(20,253,142)	4,869,053	—	1,951,730	—

Total	$(25,720,656)	$4,833,271	$18,068,594	$1,951,730	$(5,307,938)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(389,497)	$(177,688)
Currency contracts	—	12,376,627
Equity contracts	—	(23,138)
Forward currency exchange contracts	—	(5,307,938)
Interest rate contracts	(1,951,083)	(15,383,442)

Total	$(2,340,580)	$(8,515,579)

* Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$(135,164)	$136,714	$—	$—	$—
Currency contracts	4,134,282	—	8,872,672	—	—
Equity contracts	(774,077)	—	327,935	—	—
Forward currency exchange contracts	—	—	—	—	(6,099,844)
Interest rate contracts	18,839,328	(1,769,486)	—	3,127,671	—

Total	$22,064,369	$(1,632,772)	$9,200,607	$3,127,671	$(6,099,844)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments				Swap contracts	Total
Credit contracts				$4,234,661	$4,236,211
Currency contracts				—	13,006,954
Equity contracts				—	(446,142)
Forward currency exchange contracts				—	(6,099,844)
Interest rate contracts				17,107,043	37,304,556

Total				$21,341,704	$48,001,735

* Purchased option contracts and purchased swaption contracts, if any, are included in the change in unrealized gain (loss) from investment transactions in unaffiliated companies.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and written and swaptions purchased and written during the one month ended October 31, 2019.

	Forward foreign currency contracts	Futures contracts	Swaptions purchased	Swaptions written	Swap agreements
Average notional amount	$18,991,613,479	$149,354,800	$6,216,835,701	$3,277,259,016	$5,984,369,247

	Index options purchased	Index options written	Currency options purchased	Currency options written
Average notional amount	$144,045,000	$129,140,000	$82,380,156,248	$1,711,650,509,121
Average contracts	542	542	82,349,890,000	1,711,596,750,500

124      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Offsetting Assets and Liabilities as of September 30, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of September 30, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$5,560,938	$(5,560,938)	$–	$–	$–
Barclays Bank plc	2,991,740	(2,991,740)	–	–	–
Citibank NA	16,281,459	(16,281,459)	–	–	–
Goldman Sachs Bank USA	28,779,083	(28,779,083)	–	–	–
Goldman Sachs International	7,242,551	(5,992,130)	(1,250,421)	–	–
HSBC Bank USA NA	4,376,426	(4,307,924)	–	–	68,502
JPMorgan Chase Bank NA	67,157,911	(67,157,911)	–	–	–
Morgan Stanley & Co., Inc.	1,498,420	(1,498,420)	–	–	–
Morgan Stanley Capital Services, Inc.	5,574,570	(5,574,570)	–	–	–
RBC Dominion Securities	8,351,660	(5,472,534)	–	(2,430,000)	449,126
Standard Chartered Bank	676,738	(676,738)	–	–	–

	$148,491,496	$(144,293,447)	$(1,250,421)	$(2,430,000)	$517,628

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of September 30, 2019:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(22,544,518)	$5,560,938	$16,983,580	$–	$–
Barclays Bank plc	(15,262,315)	2,991,740	11,886,173	–	(384,402)

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
BNP Paribas	$(99,164)	$–	$–	$–	$(99,164)
Citibank NA	(20,988,169)	16,281,459	4,706,710	–	–
Deutsche Bank AG	(3,034,891)	–	–	–	(3,034,891)
Goldman Sachs Bank USA	(61,948,222)	28,779,083	22,771,958	2,840,000	(7,557,181)
Goldman Sachs International	(5,992,130)	5,992,130	–	–	–
HSBC Bank USA NA	(4,307,924)	4,307,924	–	–	–
JPMorgan Chase Bank NA	(91,674,631)	67,157,911	24,516,720	–	–
Morgan Stanley & Co., Inc.	(5,410,343)	1,498,420	–	–	(3,911,923)
Morgan Stanley Capital Services, Inc.	(9,079,144)	5,574,570	3,504,574	–	–
RBC Dominion Securities	(5,472,534)	5,472,534	–	–	–
Standard Chartered Bank	(2,887,249)	676,738	820,511	1,390,000	–

	$(248,701,234)	$144,293,447	$85,190,226	$4,230,000	$(14,987,561)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at September 30, 2019

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of September 30, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$419,494		Swaps, at value	$10,781,346
Interest rate contracts	Swaps, at value	7,694,207		Swaps, at value	8,479,633
Credit contracts	Centrally cleared swaps, at value	3,618,547	[1]	Centrally cleared swaps, at value	318,799	[1]
Interest rate contracts	Centrally cleared swaps, at value	33,742,727	[1]	Centrally cleared swaps, at value	33,423,013	[1]
Interest rate contracts	Futures contracts	103,140	[2]	Futures contracts	1,391,544	[2]

126      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$85,537,862	Unrealized depreciation on foreign currency exchange contracts	$124,276,733
Equity contracts			Options written, at value	1,323,904
Currency contracts			Options written, at value	66,953,518
Credit contracts			Swaptions written, at value	792,934
Interest rate contracts			Swaptions written, at value	37,145,346
Credit contracts	Investments, at value	1,001,496[3]
Equity contracts	Investments, at value	3,404,708[3]
Currency contracts	Investments, at value	19,616,476[3]
Interest rate contracts	Investments, at value	33,491,262[3]

Total		$188,629,919		$284,886,770

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Year Ended September 30, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts
Credit contracts	$(3,405,961)	$4,729,061	$—	$—	$—
Currency Contracts	(36,809,576)	—	126,089,733	—	—
Equity contracts	2,929,830	—	(935,022)	—	—
Forward currency exchange contracts	—	—	—	—	(173,301,278)
Interest rate contracts	10,754,342	(40,506,416)	(14,507,208)	(72,464,074)	—

Total	$(26,531,365)	$(35,777,355)	$110,647,503	$(72,464,074)	$(173,301,278)

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$(8,238,190)	$(6,915,090)
Currency Contracts	—	89,280,157
Equity contracts	—	1,994,808
Forward currency exchange contracts	—	(173,301,278)
Interest rate contracts	(18,007,138)	(134,730,494)

Total	$(26,245,328)	$(223,671,897)

* Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts

Credit contracts	$(200,061)	$378,510	$—	$—	$—
Currency contracts	(1,427,278)	—	21,577,229	—	—
Equity contracts	795,898	—	(237,245)	—	—
Forward currency exchange contracts	—	—	—	—	34,344,968
Interest rate contracts	(23,062,663)	(2,420,329)	—	(6,439,303)	—

Total	$(23,894,104)	$(2,041,819)	$21,339,984	$(6,439,303)	$34,344,968

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$11,206,348	$11,384,797
Currency contracts	—	20,149,951
Equity contracts	—	558,653
Forward currency exchange contracts	—	34,344,968
Interest rate contracts	5,636,230	(26,286,065)

Total	$16,842,578	$40,152,304

* Purchased option contracts and purchased swaption contracts, if any, are included in the change in unrealized gain (loss) from investment transactions in unaffiliated companies.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, swap agreements, options purchased and written, and swaptions purchased and written during the year ended September 30, 2019.

128      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	Forward foreign currency contracts	Futures contracts	Swaptions purchased	Swaptions written	Swap agreements
Average notional amount	$10,667,378,962	$ 532,460,309	$ 4,033,277,699	$5,400,353,734	$4,877,000,115

	Index options purchased*	Index options written*	Fixed income options purchased*	Fixed income options written*	Option on a future purchased*
Average notional amount	$210,236,742	$ 193,503,105	$ 490,316,289	$337,341,488	$171,287,469
Average contracts	63,388	65,733	436,222,222	299,422,278	920

	Option on a future written*	Currency options purchased	Currency options written
Average notional amount	$182,284,372	$ 2,761,845,006,187	$ 7,286,583,480,809
Average contracts	1,000	2,761,843,545,542	7,286,556,467,673

*Summarizes the eight month average notional value of index options purchased and written, the six month average notional value of fixed income options purchased and written, the five month average notional of options on a future purchased and the one month average notional value of options on a future written.

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the one month ended October 31, 2019 the Fund received no credits from this arrangement. For the year ended September 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $379,048.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be

129      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

deferred until distributed in accordance with the compensation deferral plan.

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund for the one month period ended October 31, 2019 was $225,960,516 and $299,226,241, respectively, and during the year ended September 30, 2019 was $4,304,780,959 and $6,223,887,689, respectively.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

	One Months Ended October 31, 2019[1]		Year Ended September 30, 2019[2]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	2,132,170	$11,702,100	46,707,276	$257,635,501	42,674,811	$249,905,235
Dividends and/or distributions reinvested	668,094	3,691,378	8,909,930	48,606,856	8,272,570	48,015,112
Redeemed	(6,459,573)	(35,345,244)	(61,358,992)	(334,215,709)	(68,276,202)	(396,073,859)

Net increase (decrease)	(3,659,309)	$(19,951,766)	(5,741,786)	$(27,973,352)	(17,328,821)	$(98,153,512)

Class B
Sold	—	$—	—	$—	4,820	$28,765
Dividends and/or distributions reinvested	—	—	—	—	11,786	70,078
Redeemed[3]	—	—	—	—	(1,077,352)	(6,384,415)

Net increase (decrease)	—	$—	—	$—	(1,060,746)	$(6,285,572)

130      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

	One Months Ended October 31, 2019[1]		Year Ended September 30, 2019[2]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	142,846	$775,884	2,127,191	$11,585,168	5,778,272	$33,966,614
Dividends and/or distributions reinvested	59,609	328,035	1,782,006	9,681,973	1,921,742	11,113,665
Redeemed	(1,194,160)	(6,537,148)	(35,923,525)	(198,224,567)	(16,515,106)	(95,357,594)

Net increase (decrease)	(991,705)	$(5,433,229)	(32,014,328)	$(176,957,426)	(8,815,092)	$(50,277,315)

Class R
Sold	178,269	$973,465	2,563,830	$13,975,234	4,559,765	$26,435,800
Dividends and/or distributions reinvested	62,026	342,303	931,053	5,063,654	829,378	4,793,502
Redeemed	(522,065)	(2,853,954)	(6,834,225)	(37,166,759)	(5,911,392)	(34,303,537)

Net increase (decrease)	(281,770)	$(1,538,186)	(3,339,342)	$(18,127,871)	(522,249)	$(3,074,235)

Class Y
Sold	4,979,925	$27,290,342	91,187,125	$498,357,038	214,651,641	$1,260,130,600
Dividends and/or distributions reinvested	1,088,978	6,022,050	21,383,562	116,687,657	19,137,649	110,695,020
Redeemed	(10,603,717)	(58,023,591)	(289,686,550)	(1,593,251,215)	(153,046,264)	(873,927,206)

Net increase (decrease)	(4,534,814)	$(24,711,199)	(177,115,863)	$(978,206,520)	80,743,026	$496,898,414

Class R5[4]
Sold	—	$—	1,848	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	1,848	$10,000	—	$—

Class R6
Sold	1,984,096	$10,816,472	72,871,683	$394,934,516	172,301,770	$980,079,104
Dividends and/or distributions reinvested	636,035	3,517,275	10,541,778	57,440,267	9,948,927	57,437,582
Redeemed	(2,354,096)	(12,880,693)	(181,831,910)	(993,754,071)	(126,133,503)	(714,521,167)

Net increase (decrease)	266,035	$1,453,054	(98,418,449)	$(541,379,288)	56,117,194	$322,995,519

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities

131      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Continued

brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

     In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

     In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 10 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

132      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Oppenheimer International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Invesco Oppenheimer International Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2019 and September 30, 2019, the related consolidated statements of operations and the consolidated statements of changes in net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and September 30, 2019, the results of its operations and changes in its net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019 and the financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer International Bond Fund (formerly known as Oppenheimer International Bond Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

133      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 and September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX

December 16, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

134      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

135      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $23,669,482 of the Fund’s fiscal year taxable income for the year ended September 30, 2019, may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $2,057,347 and $10,534,490 of the ordinary distributions to be paid by the Fund for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

136      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer International Bond Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

137      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

138      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

139      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

140      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

141      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

142      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer International Bond Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer International Bond Fund into Invesco Oppenheimer International Bond Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	514,630,992	4,910,632	17,454,284	0

143      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

144      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

145      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

146      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

147      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

148      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

149      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

150      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

151      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

152      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

153      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

154      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

155      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

156      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

157      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

158      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

159      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

INVESCO’S PRIVACY NOTICE Continued

🌑	Request that we amend, rectify, delete or update the personal data we hold about you;

🌑	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

🌑	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

160      INVESCO OPPENHEIMER INTERNATIONAL BOND FUND

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-IBD-AR-1	11272019

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of October 31, 2019 and September 30, 2019, respectively (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following tables. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following tables has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

	Fees Billed for Services Rendered to the Registrant for fiscal year end October 31, 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end September 30, 2019
Audit Fees	$122,025	$164,529
Audit-Related Fees	$0	$0
Tax Fees(1)	$20,992	$20,992
All Other Fees	$0	$0

Total Fees	$143,017	$185,521

(g) PwC billed the Registrant aggregate non-audit fees of $20,992 for the fiscal year ended October 31, 2019 and $20,992 for the fiscal year ended September 30, 2019.

(1)	Tax Fees for the fiscal years ended October 31, 2019 and September 30, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following tables. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end October 31, 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end September 30, 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended October 31, 2019 and September 30, 2019 include fees billed related to reviewing controls at a service organization.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,984,000 for the fiscal year ended October 31, 2019 and $3,984,000 for the fiscal year ended September 30, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services;
•	Legal services;
•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 9, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 9, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 20, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 20, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	December 20, 2019